As filed with the Securities and Exchange Commission on August 28, 2020

Registration No. 333-239920

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1 ☒
Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Portman Ridge Finance Corporation

(Exact Name of Registrant as Specified in Charter)

650 Madison Avenue

23rd Floor

New York, NY 10022

(Address of Principal Executive Offices)

(212) 891-2880

(Area Code and Telephone Number)

Edward Goldthorpe

President and Chief Executive Officer

Portman Ridge Finance Corporation

650 Madison Avenue

23rd Floor

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq. Jonathan L. Corsico, Esq. Steven Grigoriou, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001 Telephone: (202) 636-5500 Fax: (202) 636-5502	William J. Tuttle, Esq. Erin M. Lett, Esq. Proskauer Rose LLP 1001 Pennsylvania Avenue NW Suite 600 South Washington, DC 20004 Telephone: (202) 416-6800 Fax: (202) 416-6899

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Share of Common Stock	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)(4)
Common Stock, par value $0.01 per share	34,996,178 shares	N/A	$93,296,155	$12,109.84

(1)

The number of shares to be registered represents the maximum number of shares of the registrant’s common stock estimated to be issuable in connection with the merger agreement described in the enclosed document. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)	Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rule 457(c) and Rule 457(f)(1) under the Securities Act of 1933, as amended.
(3)	Based on a rate of $129.80 per $1,000,000 of the proposed maximum aggregate offering price.
(4)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. PTMN may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY—SUBJECT TO COMPLETION—DATED AUGUST 28, 2020

PORTMAN RIDGE FINANCE CORPORATION

650 Madison Avenue, 23rd Floor

New York, NY 10022

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[●], 2020

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “PTMN Special Meeting”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), to be held virtually on October 19, 2020, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/PTMN2020SM.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the PTMN Special Meeting. At the PTMN Special Meeting, you will be asked to:

(i)

approve the issuance of shares of PTMN common stock, $0.01 par value per share (“PTMN Common Stock”), to be issued pursuant to the Agreement and Plan of Merger, dated as of June 24, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among PTMN, Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”), Garrison Capital Inc., a Delaware corporation (“GARS”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”) (such proposal, the “Merger Stock Issuance Proposal”); and

(ii)

approve the adjournment of the PTMN Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the PTMN Special Meeting to approve the Merger Stock Issuance Proposal (such proposal, the “PTMN Adjournment Proposal” and together with the Merger Stock Issuance Proposal, the “PTMN Proposals”).

PTMN and GARS are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into GARS (the “Merger”), with GARS continuing as the surviving company and as a wholly owned subsidiary of PTMN. Immediately after the effectiveness of the Merger, GARS, as the surviving company, will merge with and into PTMN (together with the Merger, the “Mergers”), with PTMN continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of GARS (“GARS Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares (as defined below)) will be converted into the right to receive (i) an amount in cash equal to (A) $19,100,000 (the “Aggregate Cash Consideration”) divided by (B) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (as defined below) (excluding any Cancelled Shares) (such amount in cash, the “Cash Consideration”), and (ii) a number of shares of PTMN Common Stock equal to the Exchange Ratio (as defined below), plus any cash in lieu of fractional shares (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, (i) “Cancelled Shares” means all treasury shares and all shares of GARS Common Stock issued and outstanding immediately prior to the Effective Time that are owned by PTMN, GARS or any wholly-owned subsidiary thereof (other than shares of GARS Common Stock held in trust accounts, managed accounts and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties), and (ii) “Determination Date” means the date that is two days prior to the closing date of the Mergers (such closing date, the “Closing Date”).

Furthermore, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $5,000,000 (the “Additional Cash Consideration”).

Under the Merger Agreement, on the Determination Date, each of GARS and PTMN will deliver to the other a calculation of its estimated net asset value as of 5:00 p.m. New York City time on the day prior to the Closing Date (such calculation with respect to GARS, the “Closing GARS Net Asset Value,” and such calculation with respect to PTMN, the “Closing PTMN Net Asset Value”), in each case, as approved by the board of directors of GARS (the “GARS Board”) or the board of directors of PTMN (the “PTMN Board”), as applicable, calculated in good faith and using a pre-agreed set of assumptions, methodologies and adjustments. GARS and PTMN will update and redeliver the Closing GARS Net Asset Value or the Closing PTMN Net Asset Value, respectively, and as reapproved by the GARS Board or PTMN Board, as applicable, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate (a) the “GARS Per Share NAV,” which will be equal to (i) (A) the Closing GARS Net Asset Value minus (B) the Aggregate Cash Consideration, divided by (ii) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and (b) the “PTMN Per Share NAV,” which will be equal to (i) the Closing PTMN Net Asset Value divided by (ii) the number of shares of PTMN Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient of the GARS Per Share NAV divided by the PTMN Per Share NAV.

The market value of the Merger Consideration will fluctuate with changes in the market price of PTMN Common Stock. PTMN urges you to obtain current market quotations of PTMN Common Stock. PTMN Common Stock trades on The Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “PTMN.” The following table shows the closing sale prices of PTMN Common Stock, as reported on Nasdaq on June 23, 2020, the last trading day before the execution of the Merger Agreement, and on August [●], 2020, the last trading day before printing this document.

	PTMN Common Stock
Closing Sales Price at June 23, 2020		$1.25
Closing Sales Price at August [●], 2020	$	[●]

Your vote is extremely important. At the PTMN Special Meeting, you will be asked to vote on the Merger Stock Issuance Proposal. The approval of the Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat. You also may be asked to vote to approve the PTMN Adjournment Proposal. The approval of the PTMN Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of PTMN Common Stock how to vote such shares on its behalf) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the PTMN Proposals.

After careful consideration, the PTMN Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal, and unanimously recommends that PTMN Stockholders vote “FOR” the Merger Stock Issuance Proposal and, if necessary or appropriate, “FOR” the PTMN Adjournment Proposal. You can vote for the PTMN Proposals by following the instructions on the enclosed proxy card and voting by Internet or telephone or by signing, dating and returning the proxy card in the postage-paid envelope provided.

It is important that your shares be represented at the PTMN Special Meeting. You have the right to receive notice of, and to vote at, the PTMN Special Meeting if you were a stockholder of record of the PTMN Common Stock at the close of business on August 27, 2020. Each PTMN Stockholder is invited to attend the PTMN Special Meeting virtually. You or your proxyholder will be able to attend the PTMN Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/PTMN2020SM and using a control number assigned by Broadridge Financial Solutions Inc. To receive access to the virtual PTMN Special Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Stockholders and the joint proxy statement/prospectus that follow. Please follow the instructions on the enclosed proxy card and authorize a proxy via the Internet, by telephone or by mail to vote your shares. PTMN encourages you to vote via the Internet as it saves PTMN significant time and processing costs. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the PTMN Special Meeting. Voting by proxy does not deprive you of your right to participate in the virtual PTMN Special Meeting.

This joint proxy statement/prospectus describes the PTMN Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that PTMN Stockholders should review before voting on the Merger Stock Issuance Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 23 and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Mergers, PTMN and GARS. PTMN files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. PTMN maintains a website at www.PortmanRidge.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on PTMN’s website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on PTMN’s website to be part of this joint proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by calling PTMN collect at (212) 891-2880 or by writing to PTMN at 650 Madison Avenue, 23rd Floor, New York, New York 10022, Attention: Secretary. The SEC also maintains a website at http://www.sec.gov that contains such information.

Sincerely yours,

/s/ Ted Goldthorpe

Ted Goldthorpe

President and Chief Executive Officer of Portman Ridge

Finance Corporation

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of PTMN Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Important Notice Regarding the Availability of Proxy Materials for the PTMN Special Meeting to Be Held on October 19, 2020.

Portman Ridge Finance Corporation 650 Madison Avenue, 23rd Floor New York, NY 10022 (212) 891-2880	Garrison Capital Inc. 1270 Avenue of the Americas, Suite 804 New York, New York 10020 (212) 372-9508

PORTMAN RIDGE FINANCE CORPORATION

650 Madison Avenue, 23rd Floor

New York, NY 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 19, 2020

NOTICE OF VIRTUAL 2020 SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

www.virtualshareholdermeeting.com/PTMN2020SM

October 19, 2020, at 10:00 a.m., Eastern Time

Notice is hereby given to the holders of shares of common stock (“PTMN Stockholders”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), that:

A Special Meeting of Stockholders of PTMN will be held virtually, solely by the means of remote communication, on October 19, 2020, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/PTMN2020SM, for the following purposes:

(i)

To approve the issuance of shares of PTMN common stock, $0.01 par value per share (“PTMN Common Stock”), to be issued pursuant to the Agreement and Plan of Merger, dated as of June 24, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among PTMN, Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”), Garrison Capital Inc., a Delaware corporation (“GARS”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (such proposal, the “Merger Stock Issuance Proposal”); and

(ii)

To approve the adjournment of the PTMN Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the PTMN Special Meeting to approve the Merger Stock Issuance Proposal (such proposal, the “PTMN Adjournment Proposal” and together with the Merger Stock Issuance Proposal, the “PTMN Proposals”).

PTMN and GARS are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into GARS (the “Merger”), with GARS continuing as the surviving company and as a wholly owned subsidiary of PTMN. Immediately after the effectiveness of the Merger, GARS, as the surviving company, will merge with and into PTMN (together with the Merger, the “Mergers”), with PTMN continuing as the surviving company.

THE BOARD OF DIRECTORS OF PTMN (THE “PTMN BOARD”) UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGERS AND MERGER STOCK ISSUANCE PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT PTMN STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL AND, IF NECESSARY OR APPROPRIATE, “FOR” THE PTMN ADJOURNMENT PROPOSAL.

Enclosed is a copy of the joint proxy statement/prospectus and proxy card. You have the right to receive notice of, and to vote at, the PTMN Special Meeting if you were a stockholder of record of the PTMN Common Stock at the close of business on August 27, 2020 (the “PTMN Record Date”). A list of these stockholders will be open for examination by any PTMN Stockholder for any purpose germane to the PTMN Special Meeting for a period of 10 days prior to the PTMN Special Meeting at PTMN’s principal executive office at 650 Madison Avenue, 23rd Floor, New York, New York 10022, and electronically during the PTMN Special Meeting at www.virtualshareholdermeeting.com/PTMN2020SM.

Each PTMN Stockholder is invited to attend the PTMN Special Meeting virtually. You or your proxyholder will be able to attend the Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/PTMN2020SM and using a control number assigned by Broadridge Financial Solutions Inc., which is included on the proxy card that you received.

If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.

In order to vote at the PTMN Special Meeting, you must either be a stockholder of record of the PTMN Common Stock as of the PTMN Record Date, or you must be a beneficial holder as of the PTMN Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. PTMN Stockholders of record will have the opportunity to vote electronically at the PTMN Special Meeting after they have checked into the PTMN Special Meeting as described above and in the joint proxy statement/prospectus. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you to PTMN no later than 11:59 p.m., Eastern Time, on October 18, 2020.

The meeting webcast will begin promptly at 10:00 a.m., Eastern Time, on October 19, 2020. We encourage you to access the meeting prior to the start time. Because the PTMN Special Meeting will be a completely virtual meeting, there will be no physical location for PTMN Stockholders to attend.

Whether or not you plan to participate in the PTMN Special Meeting, PTMN encourages you to vote your shares by following the instructions provided on the enclosed proxy card and voting by Internet or telephone or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Your vote is extremely important to PTMN. In the event there are insufficient votes for a quorum or to approve the Merger Stock Issuance Proposal at the time of the PTMN Special Meeting, the PTMN Special Meeting may be adjourned in order to permit further solicitation of proxies by PTMN.

The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

By Order of the Board of Directors,

/s/ Ted Gilpin
Ted Gilpin Secretary of Portman Ridge Finance Corporation

New York, New York

[●], 2020

To ensure proper representation at the PTMN Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the PTMN Special Meeting, you still may participate in the virtual PTMN Special Meeting.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. PTMN may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY—SUBJECT TO COMPLETION—DATED AUGUST 28, 2020

GARRISON CAPITAL INC.

1270 Avenue of the Americas, Suite 804

New York, New York 10020

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[●], 2020

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “GARS Special Meeting”) of Garrison Capital Inc., a Delaware corporation (“GARS”), to be held virtually on October 19, 2020, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/GARS2020SM.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the GARS Special Meeting. At the GARS Special Meeting, you will be asked to:

(i)

adopt the Agreement and Plan of Merger, dated as of June 24, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”), GARS, and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”), and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “Merger Proposal”); and

(ii)

approve the adjournment of the GARS Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the GARS Special Meeting to approve the Merger Proposal (such proposal, the “GARS Adjournment Proposal” and together with the Merger Proposal, the “GARS Proposals”).

GARS and PTMN are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into GARS, with GARS continuing as the surviving company (the “Merger”). Immediately following the Merger, GARS, as the surviving company, will merge with and into PTMN, with PTMN continuing as the surviving company (together with the Merger, the “Mergers”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of GARS (“GARS Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares (as defined below)) will be converted into the right to receive (i) an amount in cash equal to (A) $19,100,000 (the “Aggregate Cash Consideration”) divided by (B) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (as defined below) (excluding any Cancelled Shares) (such amount in cash, the “Cash Consideration”), and (ii) a number of shares of PTMN common stock, $0.01 par value per share (“PTMN Common Stock”), equal to the Exchange Ratio (as defined below), plus any cash in lieu of fractional shares (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, (i) “Cancelled Shares” means all treasury shares and all shares of GARS Common Stock issued and outstanding immediately prior to the Effective Time that are owned by PTMN, GARS or any wholly-owned subsidiary thereof (other than shares of GARS Common Stock held in trust accounts, managed accounts and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties), and (ii) “Determination Date” means the date that is two days prior to the closing date of the Mergers (such closing date, the “Closing Date”).

Furthermore, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $5,000,000 (the “Additional Cash Consideration”).

Under the Merger Agreement, on the Determination Date, each of GARS and PTMN will deliver to the other a calculation of its estimated net asset value as of 5:00 p.m. New York City time on the day prior to the Closing Date (such calculation with respect to GARS, the “Closing GARS Net Asset Value,” and such calculation with respect to PTMN, the “Closing PTMN Net Asset Value”), in each case, as approved by the board of directors of GARS (the “GARS Board”) or the board of directors of PTMN (the “PTMN Board”), as applicable, calculated in good faith and using a pre-agreed set of assumptions, methodologies and adjustments. GARS and PTMN will update and redeliver the Closing GARS Net Asset Value or the Closing PTMN Net Asset Value, respectively, and as reapproved by the GARS Board or PTMN Board, as applicable, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate (a) the “GARS Per Share NAV,” which will be equal to (i) (A) the Closing GARS Net Asset Value minus (B) the Aggregate Cash Consideration, divided by (ii) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and (b) the “PTMN Per Share NAV,” which will be equal to (i) the Closing PTMN Net Asset Value divided by (ii) the number of shares of PTMN Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient of the GARS Per Share NAV divided by the PTMN Per Share NAV.

The market value of the Merger Consideration will fluctuate with changes in the market price of PTMN Common Stock. The GARS Board urges you to obtain current market quotations of PTMN Common Stock. PTMN Common Stock trades on The Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “PTMN.” The following table shows the closing sale prices of PTMN Common Stock, as reported on Nasdaq on June 23, 2020, the last trading day before the execution of the Merger Agreement, and on August [●], 2020, the last trading day before printing this document.

	PTMN Common Stock
Closing Sales Price at June 23, 2020		$1.25
Closing Sales Price at August [●], 2020	$	[●]

Your vote is extremely important. At the GARS Special Meeting, you will be asked to vote on the Merger Proposal. The approval of the Merger Proposal requires the affirmative vote by the holders of at least a majority of the outstanding shares of GARS Common Stock entitled to vote at the GARS Special Meeting. You also may be asked to vote to approve the GARS Adjournment Proposal. The approval of the GARS Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of GARS Common Stock present at the GARS Special Meeting, virtually or represented by proxy, and entitled to vote thereat.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of GARS Common Stock how to vote such shares on its behalf) will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the GARS Adjournment Proposal.

After careful consideration, on the recommendation of a special committee (the “GARS Special Committee”) of the GARS Board, the GARS Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that GARS Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the GARS Adjournment Proposal. You can vote for the GARS Proposals by following the instructions on the enclosed proxy card and voting by Internet or telephone or by signing, dating and returning the proxy card in the postage-paid envelope provided.

It is important that your shares be represented at the GARS Special Meeting. You have the right to receive notice of, and to vote at, the GARS Special Meeting if you were a stockholder of record of GARS Common Stock at the close of business on August 27, 2020. Each GARS Stockholder is invited to attend the GARS Special Meeting virtually. You or your proxyholder will be able to attend the GARS Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/GARS2020SM and using a control number assigned by Broadridge Financial Solutions Inc. To receive access to the virtual GARS Special Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Stockholders and the joint proxy statement/prospectus that follow. Please follow the instructions on the enclosed proxy card and authorize a proxy via the Internet, by telephone or by mail to vote your shares. GARS encourages you to vote via the Internet as it saves GARS significant time and processing costs. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the GARS Special Meeting. Voting by proxy does not deprive you of your right to participate in the virtual GARS Special Meeting.

This joint proxy statement/prospectus describes the GARS Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that GARS Stockholders should review before voting on the Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 23 and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Mergers, PTMN and GARS. GARS files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. GARS maintains a website at www.garrisoncapitalbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on GARS’ website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on GARS’ website to be part of this joint proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by contacting GARS at 1270 Avenue of the Americas, Suite 804, New York, NY 10020, Attention: Secretary, by calling collect at (212) 372-9508 or by sending an e-mail to contact@garrisoninv.com. The SEC also maintains a website at http://www.sec.gov that contains such information.

Sincerely yours,

/s/ Joseph Tansey

Joseph Tansey

Chief Executive Officer of Garrison Capital Inc.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of PTMN Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Important Notice Regarding the Availability of Proxy Materials for the GARS Special Meeting to Be Held on October 19, 2020.

Garrison Capital Inc. 1270 Avenue of the Americas, Suite 804 New York, New York 10020 (212) 372-9508	Portman Ridge Finance Corporation 650 Madison Avenue, 23rd Floor New York, NY 10022 (212) 891-2880

GARRISON CAPITAL INC.

1270 Avenue of the Americas, Suite 804

New York, New York 10020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 19, 2020

NOTICE OF VIRTUAL 2020 SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

www.virtualshareholdermeeting.com/GARS2020SM

October 19, 2020, at 10:00 a.m., Eastern Time

Notice is hereby given to the holders of shares of common stock (“GARS Stockholders”) of Garrison Capital Inc., a Delaware corporation (“GARS”), that:

A Special Meeting of Stockholders of GARS will be held virtually, solely by the means of remote communication, on October 19, 2020, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/GARS2020SM, for the following purposes:

(i)

adopt the Agreement and Plan of Merger, dated as of June 24, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”), GARS, and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN, and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “Merger Proposal”); and

(ii)

approve the adjournment of the GARS Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the GARS Special Meeting to approve the Merger Proposal (such proposal, the “GARS Adjournment Proposal” and together with the Merger Proposal, the “GARS Proposals”).

GARS and PTMN are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into GARS, with GARS continuing as the surviving company (the “Merger”). Immediately following the Merger, GARS, as the surviving company, will merge with and into PTMN, with PTMN continuing as the surviving company (together with the Merger, the “Mergers”).

ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF GARS (THE “GARS BOARD”), THE GARS BOARD UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGERS, AND UNANIMOUSLY RECOMMENDS THAT GARS STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL AND, IF NECESSARY OR APPROPRIATE, “FOR” THE GARS ADJOURNMENT PROPOSAL.

Enclosed is a copy of the joint proxy statement/prospectus and proxy card. You have the right to receive notice of, and to vote at, the GARS Special Meeting if you were a stockholder of record of the GARS Common Stock at the close of business on August 27, 2020 (the “GARS Record Date”). A list of these stockholders will be open for examination by any GARS Stockholder for any purpose germane to the GARS Special Meeting for a period of 10 days prior to the GARS Special Meeting at GARS’ principal executive office at 1270 Avenue of the Americas, Suite 804, New York, NY 10020 and electronically during the GARS Special Meeting at www.virtualshareholdermeeting.com/GARS2020SM.

Each GARS Stockholder is invited to attend the GARS Special Meeting virtually. You or your proxyholder will be able to attend the GARS Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/GARS2020SM and using a control number assigned by Broadridge Financial Solutions Inc., which is included on the proxy card that you received.

If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from GARS. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.

In order to vote at the GARS Special Meeting, you must either be a stockholder of record of the GARS Common Stock as of the GARS Record Date, or you must be a beneficial holder as of the GARS Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. GARS Stockholders of record will have the opportunity to vote electronically at the GARS Special Meeting after they have checked into the GARS Special Meeting as described above and in the joint proxy statement/prospectus. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you to GARS no later than 11:59 p.m., Eastern Time, on October 18, 2020.

The meeting webcast will begin promptly at 10:00 a.m., Eastern Time, on October 19, 2020. We encourage you to access the meeting prior to the start time. Because the GARS Special Meeting will be a completely virtual meeting, there will be no physical location for GARS Stockholders to attend.

Whether or not you plan to participate in the GARS Special Meeting, GARS encourages you to vote your shares by following the instructions provided on the enclosed proxy card and voting by Internet or telephone or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Your vote is extremely important to GARS. In the event there are insufficient votes for a quorum or to approve the Merger Proposal at the time of the GARS Special Meeting, the GARS Special Meeting may be adjourned in order to permit further solicitation of proxies by GARS.

The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

By Order of the Board of Directors,

/s/ Daniel Hahn
Daniel Hahn Secretary of Garrison Capital Inc.

New York, New York

[●], 2020

To ensure proper representation at the GARS Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the GARS Special Meeting, you still may participate in the virtual GARS Special Meeting.

i

ii

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by PTMN (File No. 333-239920), constitutes a prospectus of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of PTMN common stock, $0.01 par value per share (“PTMN Common Stock”), to be issued to the holders (“GARS Stockholders”) of shares of common stock, par value $0.001 per share (“GARS Common Stock”), of Garrison Capital Inc., a Delaware corporation (“GARS”), pursuant to the Agreement and Plan of Merger, dated as of June 24, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among PTMN, Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”), GARS, and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”).

In May 2020, the SEC adopted certain new disclosure rules applicable to transactions such as the Mergers under SEC release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses (the “Final Rule”), which among other things, adds a new rule Regulation S-X Rule 6-11 that eliminates the requirement to provide pro forma financial information for fund acquisitions if certain supplemental information is disclosed, as described under Regulation S-X Rule 6-11(d) (“S-X Rule 6-11(d)”). Furthermore, the Final Rule amends Form N-14 to make the disclosure requirements consistent with S-X Rule 6-11(d). The Final Rule is effective January 1, 2021, but it permits voluntary early compliance provided that a registrant adopts the Final Rule and applies the Final Rule in its entirety from the date of early compliance. PTMN has elected to early adopt the provisions of the Final Rule. Under the Final Rule, PTMN has determined that it has met the supplemental disclosure requirements consistent with S-X Rule 6-11(d) as it has (i) included a pro forma fee table, showing (a) the pre-transaction fee structures of PTMN and GARS and (b) the post-transaction fee structure of the combined entity, (ii) determined that the Mergers would not result in a material change in GARS’ investment portfolio due to investment restrictions and (iii) determined that there are no material differences in accounting policies between PTMN and GARS.

This document also constitutes a joint proxy statement of PTMN and GARS under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the Special Meeting of Stockholders of PTMN (the “PTMN Special Meeting”), at which holders of shares of PTMN Common Stock (“PTMN Stockholders”) will be asked to vote upon the Merger Stock Issuance Proposal (as defined below) and, if necessary or appropriate, the PTMN Adjournment Proposal (as defined below); and (2) the Special Meeting of Stockholders of GARS (the “GARS Special Meeting”), at which GARS Stockholders will be asked to vote upon the Merger Proposal (as defined below) and, if necessary or appropriate, the GARS Adjournment Proposal (as defined below).

You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote the shares of PTMN Common Stock or GARS Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [•], 2020. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this joint proxy statement/prospectus to PTMN Stockholders or GARS Stockholders nor the issuance of PTMN Common Stock in connection with the Mergers will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding PTMN has been provided by PTMN and information contained in this joint proxy statement/prospectus regarding GARS has been provided by GARS.

iii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGERS

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the voting procedures for the PTMN Special Meeting and the GARS Special Meeting (collectively, the “Special Meetings”).

Questions and Answers about the Special Meetings

Q:	Why am I receiving these materials?

A:

PTMN is furnishing these materials to PTMN Stockholders in connection with the solicitation of proxies by the board of directors of PTMN (the “PTMN Board”) for use at the PTMN Special Meeting to be held virtually at 10:00 a.m., Eastern Time, on October 19, 2020 at the following website: www.virtualshareholdermeeting.com/PTMN2020SM, and any adjournments or postponements thereof.

GARS is furnishing these materials to GARS Stockholders in connection with the solicitation of proxies by the board of directors of GARS (the “GARS Board”) for use at the GARS Special Meeting to be held virtually at 10:00 a.m., Eastern Time, on October 19, 2020 at the following website: www.virtualshareholdermeeting.com/GARS2020SM, and any adjournments or postponements thereof.

This joint proxy statement/prospectus and the accompanying materials are being made available on or about [●], 2020 to stockholders of record of PTMN, are being sent to stockholders of record of GARS on or about [●], 2020, and are available at www.proxyvote.com.

Q:	What items will be considered and voted on at the PTMN Special Meeting?

A:

At the PTMN Special Meeting, PTMN Stockholders will be asked to approve: (i) the issuance of the shares of PTMN Common Stock pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”); and (ii) the adjournment of the PTMN Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the PTMN Special Meeting to approve the Merger Stock Issuance Proposal (such proposal, the “PTMN Adjournment Proposal” and together with the Merger Stock Issuance Proposal, the “PTMN Proposals”). No other matters will be acted upon at the PTMN Special Meeting without further notice.

Q:	What items will be considered and voted on at the GARS Special Meeting?

A:

At the GARS Special Meeting, GARS Stockholders will be asked to approve: (i) the Merger Agreement and the transactions contemplated thereby, including the Mergers (such proposal collectively, the “Merger Proposal”); and (ii) the adjournment of the GARS Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the GARS Special Meeting to approve the Merger Proposal (such proposal, the “GARS Adjournment Proposal” and together with the Merger Proposal, the “GARS Proposals”). No other matters will be acted upon at the GARS Special Meeting without further notice.

Q:	How does the PTMN Board recommend voting on the PTMN Proposals at the PTMN Special Meeting?

A:

The PTMN Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal, and unanimously recommends that PTMN Stockholders vote “FOR” the Merger Stock Issuance Proposal and, if necessary or appropriate, “FOR” the PTMN Adjournment Proposal (the “PTMN Board Recommendation”).

Q:	How does the GARS Board recommend voting on the GARS Proposals at the GARS Special Meeting?

A:

The GARS Board, acting on the recommendation of a special committee (the “GARS Special Committee”) of the GARS Board consisting solely of directors (the “GARS Independent Directors”) who are not “interested persons” of GARS, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that GARS Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the GARS Adjournment Proposal.

Q:	If I am a PTMN Stockholder, what is the “Record Date” and what does it mean?

A:

The record date for the PTMN Special Meeting is August 27, 2020 (the “PTMN Record Date”). The PTMN Record Date was established by the PTMN Board, and only holders of record of shares of PTMN Common Stock at the close of business on the PTMN Record Date are entitled to receive notice of the PTMN Special Meeting and vote at the PTMN Special Meeting. As of the PTMN Record Date, there were 44,495,221 shares of PTMN Common Stock outstanding.

Q:	If I am a GARS Stockholder, what is the “Record Date” and what does it mean?

A:

The record date for the GARS Special Meeting is August 27, 2020 (the “GARS Record Date”). The GARS Record Date was established by the GARS Board, and only holders of record of shares of GARS Common Stock at the close of business on the GARS Record Date are entitled to receive notice of the GARS Special Meeting and vote at the GARS Special Meeting. As of the GARS Record Date, there were 16,049,352 shares of GARS Common Stock outstanding.

Q:	If I am a PTMN Stockholder, how many votes do I have?

A:	Each share of PTMN Common Stock held by a holder of record as of the PTMN Record Date has one vote on each matter to be considered at the PTMN Special Meeting.

Q:	If I am a GARS Stockholder, how many votes do I have?

A:	Each share of GARS Common Stock held by a holder of record as of the GARS Record Date has one vote on each matter to be considered at the GARS Special Meeting.

Q:	If I am a PTMN Stockholder, how do I vote?

A:

The PTMN Special Meeting will be hosted live via Internet audio webcast. Any PTMN Stockholder can attend the PTMN Special Meeting live online at www.virtualshareholdermeeting.com/PTMN2020SM. If you were a PTMN Stockholder as of the PTMN Record Date, or you hold a valid proxy for the PTMN Special Meeting, you can vote at the PTMN Special Meeting. A summary of the information you need to attend the PTMN Special Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at www.virtualshareholdermeeting.com/PTMN2020SM;

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/PTMN2020SM on the day of the PTMN Special Meeting;

•	The webcast will start at 10:00 a.m., Eastern Time, on October 19, 2020;

•	PTMN Stockholders may vote and submit questions while attending the PTMN Special Meeting via the Internet; and

•	PTMN Stockholders will need a control number to enter the PTMN Special Meeting.

A PTMN Stockholder can also follow the instructions on the enclosed proxy card and authorize a proxy via the Internet, telephone or mail to vote in accordance with the instructions provided below. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the PTMN Special Meeting.

•	By Internet: www.proxyvote.com

•

By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (833) 934-2732 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on October 18, 2020.

Important notice regarding the availability of proxy materials for the PTMN Special Meeting. PTMN’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	If I am a GARS Stockholder, how do I vote?

A:

The GARS Special Meeting will be hosted live via Internet audio webcast. Any GARS Stockholder can attend the GARS Special Meeting live online at www.virtualshareholdermeeting.com/GARS2020SM. If you were a GARS Stockholder as of the GARS Record Date, or you hold a valid proxy for the GARS Special Meeting, you can vote at the GARS Special Meeting. A summary of the information you need to attend the GARS Special Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at www.virtualshareholdermeeting.com/GARS2020SM;

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/GARS2020SM on the day of the GARS Special Meeting;

•	The webcast will start at 10:00 a.m., Eastern Time, on October 19, 2020;

•	GARS Stockholders may vote and submit questions while attending the GARS Special Meeting via the Internet; and

•	GARS Stockholders will need a control number to enter the GARS Special Meeting.

A GARS Stockholder can also follow the instructions on the enclosed proxy card and authorize a proxy via the Internet, telephone or mail to vote in accordance with the instructions provided below. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the GARS Special Meeting.

•	By Internet: www.proxyvote.com

•

By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (833) 550-0993 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on October 18, 2020.

Important notice regarding the availability of proxy materials for the GARS Special Meeting. GARS’ joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	What if a PTMN Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of PTMN Common Stock at the PTMN Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of PTMN Common Stock will be voted “FOR” the PTMN Proposals.

Q:	What if a GARS Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of GARS Common Stock at the GARS Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of GARS Common Stock will be voted “FOR” the GARS Proposals.

Q:	If I am a PTMN Stockholder, how can I change my vote or revoke a proxy?

A:

You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the PTMN Special Meeting, by attending the PTMN Special Meeting and voting virtually or by a notice, provided in writing and signed by you, delivered to PTMN’s Secretary on any business day before the date of the PTMN Special Meeting.

Q:	If I am a GARS Stockholder, how can I change my vote or revoke a proxy?

A:

You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the GARS Special Meeting, by attending the GARS Special Meeting and voting virtually or by a notice, provided in writing and signed by you, delivered to GARS’ Secretary on any business day before the date of the GARS Special Meeting.

Q:	If my shares of PTMN Common Stock or GARS Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:

No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable special meeting.

Q:	What constitutes a “quorum” for the PTMN Special Meeting?

A:

The presence at the PTMN Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of PTMN Common Stock, issued and outstanding and entitled to vote at the PTMN Special Meeting, will constitute a quorum. Shares held by a broker, bank, trustee or nominee for which the broker, bank, trustee or nominee has not received voting instructions from the record holder as to how to vote such shares and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present for quorum purposes.

Q:	What constitutes a “quorum” for the GARS Special Meeting?

A:

The presence at the GARS Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of GARS Common Stock, issued and outstanding and entitled to vote at the GARS Special Meeting, will constitute a quorum. Shares held by a broker, bank, trustee or nominee for which the broker, bank, trustee or nominee has not received voting instructions from the record holder as to how to vote such shares and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present for quorum purposes.

Q:	What vote is required to approve each of the proposals being considered at the PTMN Special Meeting?

A:

The affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve each of the PTMN Proposals.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of PTMN Common Stock how to vote such shares on its behalf) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the PTMN Proposals.

Q:	What vote is required to approve each of the proposals being considered at the GARS Special Meeting?

A:

The affirmative vote of the holders of a majority of the outstanding shares of GARS Common Stock entitled to vote at the GARS Special Meeting is required to approve the Merger Proposal. The affirmative vote of the holders of at least a majority of the votes cast by holders of the shares of GARS Common Stock present at the GARS Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the GARS Adjournment Proposal.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of GARS Common Stock how to vote such shares on its behalf) will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the GARS Adjournment Proposal.

Q:

What will happen if the Merger Stock Issuance Proposal being considered at the PTMN Special Meeting and/or the Merger Proposal being considered at the GARS Special Meeting is not approved by the required vote?

A:

If the Mergers do not close because PTMN Stockholders do not approve the Merger Stock Issuance Proposal, GARS Stockholders do not approve the Merger Proposal or any of the other conditions to closing of the Mergers (the “Closing”) is not satisfied or, if legally permissible, waived, PTMN and GARS will continue to operate independently under the management of their respective investment advisers, and PTMN’s and GARS’ respective directors and officers will continue to serve in such roles until their respective successors are duly elected and qualify or their resignation. In addition, neither PTMN nor GARS will benefit from the expenses incurred in their pursuit of the Mergers and, under certain circumstances,

PTMN or GARS will be required to pay all of the other party’s expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $550,000. See “Description of the Merger Agreement—Termination Fee; Expense Reimbursement—Reimbursement of PTMN Expenses” and —Reimbursement of GARS Expenses.”

Q:	How will the final voting results be announced?

A:

Preliminary voting results may be announced at each special meeting. Final voting results will be published by PTMN and GARS in a current report on Form 8-K within four business days after the date of the PTMN Special Meeting and the GARS Special Meeting, respectively.

Q:	Are the proxy materials available electronically?

A:

PTMN and GARS have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Special Meeting of Stockholders and the applicable proxy card available to stockholders of PTMN and GARS on the Internet. Stockholders may (i) access and review the proxy materials of PTMN and GARS, as applicable, (ii) authorize their proxies, as described in “The PTMN Special Meeting—Voting of Proxies” and “The GARS Special Meeting—Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), Notice of Special Meeting of Stockholders and the proxy card are available at www.proxyvote.com.

Pursuant to the rules adopted by the SEC, PTMN furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While PTMN encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of stockholder meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of PTMN Common Stock held by a broker or custodian, may request a printed set of proxy materials.

Q: Will	my vote make a difference?

A:

Yes. Your vote is needed to ensure that the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:

If you are a PTMN Stockholder, you can contact PTMN by calling PTMN collect at (212) 891-2880, by sending an e-mail to PTMN at info@portmanridge.com, or by writing to PTMN at 650 Madison Avenue, 23rd Floor, New York, New York 10022, Attention: Secretary.

If you are a GARS Stockholder, you can contact GARS by calling GARS collect at (212) 372-9508, by sending an email to GARS at contact@garrisoninv.com, or by writing to GARS at 1270 Avenue of the Americas, Suite 804, New York, New York 10020, Attention: Secretary, or by visiting GARS’ website at www.garrisoncapitalbdc.com.

Q:	Where can I find more information about PTMN and GARS?

A:	You can find more information about PTMN and GARS in the documents described under the section entitled “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

PTMN and GARS urge you to carefully read this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers

Q:	What will happen in the Mergers?

A:

As of the Effective Time (as defined below), the separate corporate existence of Merger Sub will cease. GARS will be the surviving company of the Merger and will continue its existence as a corporation under the laws of the State of Delaware until the Second Merger. Immediately after the Effective Time, GARS, as the surviving company in the Merger, will merge with and into PTMN, with PTMN as the surviving entity in the second merger (the “Second Merger” and together with the Merger, the “Mergers”).

Q:	What will GARS Stockholders receive in the Mergers?

A:

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares (as defined below)) will be converted into the right to receive (i) an amount in cash equal to (A) $19,100,000 (the “Aggregate Cash Consideration”) divided by (B) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (as defined below) (excluding any Cancelled Shares) (such amount in cash, the “Cash Consideration”), and (ii) a number of shares of PTMN Common Stock equal to the Exchange Ratio, plus any cash in lieu of fractional shares (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”). Furthermore, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $5,000,000 (the “Additional Cash Consideration”). For purposes of the Merger Agreement, (i) “Cancelled Shares” means all treasury shares and all shares of GARS Common Stock issued and outstanding immediately prior to the Effective Time that are owned by PTMN, GARS or any wholly-owned subsidiary thereof (other than shares of GARS Common Stock held in trust accounts, managed accounts and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties), and (ii) “Determination Date” means the date that is two days prior to the closing date of the Mergers (such closing date, the “Closing Date”).

Q:	How will the Exchange Ratio be determined?

A:

Under the Merger Agreement, on the Determination Date, each of PTMN and GARS will deliver to the other a calculation of its estimated net asset value (“NAV”) as of 5:00 p.m. New York City time on the day prior to the Closing Date (such calculation with respect to GARS, the “Closing GARS Net Asset Value,” and such calculation with respect to PTMN, the “Closing PTMN Net Asset Value”), in each case, as approved by the GARS Board or PTMN Board, as applicable, calculated in good faith and using a pre-agreed set of assumptions, methodologies and adjustments. GARS and PTMN will update and redeliver the Closing GARS Net Asset Value or the Closing PTMN Net Asset Value, respectively, and as reapproved by the GARS Board or PTMN Board, as applicable, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate (a) the “GARS Per Share NAV,” which will be equal to (i) (A) the Closing GARS Net Asset Value minus (B) the Aggregate Cash Consideration, divided by (ii) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and (b) the “PTMN Per Share NAV,” which will be equal to (i) the Closing PTMN Net Asset Value divided by (ii) the number of shares of PTMN Common Stock issued and outstanding as of the

Determination Date. The “Exchange Ratio” will be equal to the quotient of the GARS Per Share NAV divided by the PTMN Per Share NAV.

Q:	Who is responsible for paying the expenses relating to completing the Mergers?

A:

In general, all fees and expenses incurred in connection with the Mergers will be paid by the party incurring such fees and expenses, whether or not the Mergers or any of the transactions contemplated in the Merger Agreement are consummated. However, (i) GARS will be required to pay PTMN’s expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $550,000, if the Merger Proposal is not approved by GARS Stockholders at the GARS Special Meeting (provided that PTMN has not already been paid the termination fee described elsewhere herein) and (ii) PTMN will be required to pay GARS’ expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $550,000, if the Merger Stock Issuance Proposal is not approved by PTMN Stockholders at the PTMN Special Meeting. Neither party will be required to reimburse the other party’s expenses if PTMN Stockholders do not approve the Merger Stock Issuance Proposal and GARS Stockholders do not approve the Merger Proposal. It is expected that PTMN will incur approximately $1.8 million, or $0.04 per share, and GARS will incur approximately $2.2 million, or $0.14 per share, of fees and expenses in connection with completing the Mergers.

Q:	Will I receive distributions after the Mergers?

A:	Each GARS Stockholder will become a stockholder of PTMN and will receive any future distributions paid to PTMN Stockholders with respect to shares of PTMN Common Stock received in the Mergers.

PTMN intends to continue to make distributions on a quarterly basis to PTMN Stockholders out of assets legally available for distribution. All distributions will be paid at the discretion of the PTMN Board and will depend on PTMN’s earnings, financial condition, maintenance of its status as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), compliance with applicable business development company (“BDC”) regulations and such other factors as the PTMN Board may deem relevant from time to time. PTMN cannot guarantee that it will pay distributions to stockholders in the future. For a history of the dividends and distributions paid by PTMN since January 1, 2018, see “Market Price, Dividend and Distribution Information—PTMN.” For a history of the dividends and distributions paid by GARS since January 1, 2018, see “Market Price, Dividend and Distribution Information—GARS.”

PTMN has adopted a dividend reinvestment plan that provides for reinvestment of PTMN’s distributions on behalf of PTMN’s stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the PTMN Board authorizes, and PTMN declares, a cash distribution, then PTMN Stockholders who have not “opted out” of PTMN’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of PTMN Common Stock, rather than receiving the cash. See “PTMN Dividend Reinvestment Plan” for additional information regarding PTMN’s dividend reinvestment plan.

Q:	Are the Mergers subject to any third-party consents?

A:

Under the Merger Agreement, GARS and PTMN have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement, including the Mergers, in the most expeditious manner practicable. In particular, the parties will seek to obtain certain consents related to the on-balance sheet collateralized loan obligation (“CLO”) completed by GARS in October 2018. See “Description of the Merger Agreement—Additional Covenants—CLO Matters.” There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Q:	How does PTMN’s investment objective, strategy and risks differ from GARS’?

A:

PTMN’s investment objective is to generate current income and, to a lesser extent, capital appreciation from its investments in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle-market companies. PTMN defines the middle-market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $10 million to $50 million and/or total debt of $25 million to $150 million. PTMN primarily invests in first and second lien term loans which, because of their priority in a company’s capital structure, it expects will have lower default rates and higher rates of recovery of principal if there is a default and which it expects will create a stable stream of interest income. The investments in PTMN’s debt securities portfolio are all or predominantly below investment grade (i.e., “junk bonds”), and have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

GARS’ investment objective is to generate both current income and capital appreciation by assembling a broad portfolio of loans and debt securities of U.S. based companies. The companies to which GARS typically extends credit are moderately leveraged and have been rated below investment grade by national rating agencies. For companies that have not been rated, GARS believes they would typically receive a rating below investment grade. In addition, GARS’ investments typically range in maturity from one to seven years. However, GARS may make investments in securities with any maturity or duration. GARS invests opportunistically in loans and debt securities that it believes have attractive risk adjusted returns.

PTMN generally invests in middle-market companies through first lien securities and seeks to generate higher asset yields through an illiquidity premium. Although GARS has a similar investment strategy for a portion of its assets, a significant portion of GARS’ assets are syndicated securities of significantly larger sized companies with greater liquidity than PTMN’s target investments. Finally, PTMN historically has had a portion of its assets in debt and subordinated securities issued by CLO funds (“CLO Funds”), which are not part of GARS’ investment strategy.

PTMN and GARS have substantially similar risks as each focuses on making investments in privately-held middle-market companies.

Q:	How will the combined company be managed following the Mergers?

A:

The directors of PTMN immediately prior to the Mergers will remain the directors of PTMN and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The PTMN Board has agreed, subject to complying with its nominating committee procedures, to take all actions required to cause up to two current GARS Independent Directors, as mutually agreed between GARS and PTMN, to be appointed to the PTMN Board at the Effective Time. The PTMN Board has not yet determined which GARS Independent Director(s) will be appointed. The officers of PTMN immediately prior to the Mergers will remain the officers of PTMN and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, PTMN will continue to be managed by Sierra Crest, and there are not expected to be any material changes in PTMN’s investment objective or strategy. Over time, it is anticipated that PTMN will transition the investments acquired through the Mergers into investments in smaller middle-market companies, consistent with PTMN’s current investment strategy.

Q:	Are PTMN Stockholders able to exercise appraisal rights in connection with the Mergers?

A:	No. PTMN Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the PTMN Special Meeting.

Q:	Are GARS Stockholders able to exercise appraisal rights in connection with the Mergers?

A:

Yes. GARS Stockholders will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”). For more information, see “Appraisal Rights of GARS Stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

Q:	When do the parties expect to complete the Mergers?

A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, PTMN and GARS are working to complete the Mergers in the fourth quarter of 2020. It is currently expected that the Mergers will be completed promptly following receipt of the PTMN Stockholder Approval (as defined below) at the PTMN Special Meeting and the GARS Stockholder Approval (as defined below) at the GARS Special Meeting, along with the satisfaction or (to the extent legally permissible) waiver of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Mergers expected to be taxable to GARS Stockholders?

A:

It is a condition to the obligation of GARS to consummate the Mergers that GARS has received a written opinion from Proskauer Rose LLP (“Proskauer”), outside legal counsel to GARS, or another nationally recognized tax counsel reasonably satisfactory to PTMN (which may include outside counsel to PTMN), and it is a condition to the obligation of PTMN to consummate the Mergers that PTMN has received a written opinion from Simpson Thacher & Bartlett LLP (“Simpson Thacher”), or another nationally recognized tax counsel reasonably satisfactory to GARS (which may include outside counsel to GARS), in each case dated as of the Closing Date and to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, U.S. holders (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Mergers”) of GARS Common Stock who receive a combination of shares of PTMN Common Stock and cash, other than cash in lieu of a fractional share of PTMN Common Stock, in exchange for their GARS Common Stock, will recognize gain (but not loss) in an amount equal to the lesser of (x) the amount by which the sum of the fair market value of the shares of PTMN Common Stock and cash (other than cash received in lieu of a fractional share of PTMN Common Stock) received by such holder in exchange for its shares of GARS Common Stock (such cash including the holder’s share of the Aggregate Cash Consideration and possibly, as discussed below, the holder’s share of the Additional Cash Consideration) exceeds such holder’s adjusted basis in its shares of GARS Common Stock, and (y) the amount of cash (other than cash received instead of fractional shares of PTMN Common Stock) received by such holder in exchange for its shares of GARS Common Stock (such cash including the holder’s share of the Aggregate Cash Consideration and possibly, as discussed below, the holder’s share of the Additional Cash Consideration). Generally, any gain recognized upon the exchange will be capital gain, and any such capital gain will be long-term capital gain if the holding period for such shares of GARS Common Stock is more than one year. Depending on certain facts specific to you, gain could instead be characterized as ordinary dividend income.

With respect to the Additional Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Additional Cash Consideration are not entirely clear. PTMN and Sierra Crest intend to take the position that the Additional Cash Consideration received by a U.S. holder is treated as additional merger consideration. It is possible, however, that the Additional Cash Consideration may be treated as ordinary income and not as cash received in exchange for such holder’s GARS Common Stock.

GARS Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?

A:

If the Mergers are not approved by the requisite vote of GARS Stockholders, or the issuance of shares of PTMN Common Stock in connection with the Mergers is not approved by the requisite vote of PTMN Stockholders, or if the Mergers are not completed for any other reason, GARS Stockholders will not receive any payment for their shares of GARS Common Stock in connection with the Mergers. Instead, GARS will remain an independent company. In addition, under circumstances specified in the Merger Agreement, GARS may be required to pay PTMN a termination fee of approximately $2.375 million or reimburse PTMN for its out-of-pocket expenses incurred in connection with the transactions, subject to a maximum reimbursement amount of $550,000. See “Description of the Merger Agreement—Termination of the Merger Agreement” and “Description of the Merger Agreement—Termination Fee; Expense Reimbursement—Reimbursement of PTMN Expenses.”

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should read this entire joint proxy statement/prospectus carefully, including “Risk Factors” and other information incorporated by reference for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. The discussion in this joint proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement. See “Where You Can Find More Information,” “Incorporation by Reference for PTMN” and “Incorporation by Reference for GARS.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 23 for risks related to the Mergers and “Risk Factors” in Part I, Item 1A of both PTMN’s and GARS’ Annual Reports on Form 10-K for the fiscal year ended December 31, 2019, in Item 1A, Part II of PTMN’s Quarterly Reports on Form 10-Q for the quarters ended March  31, 2020 and June 30, 2020, and GARS’ Quarterly Reports on Form  10-Q for the quarters ended March 31, 2020 and June 30, 2020 for general risks related to PTMN and GARS.

The Parties to the Mergers

Portman Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, New York 10022

(212) 891-2880

PTMN was formed in August 2006 under the former name, Kohlberg Capital Corporation, and completed an initial public offering in December 2006. Until March 31, 2019, PTMN operated as an internally managed BDC. On April 1, 2019, PTMN converted to an external management structure and changed its name to Portman Ridge Finance Corporation. See “—The Externalization” below. PTMN is an externally managed, non-diversified closed-end investment company that is regulated as a BDC under the 1940 Act.

PTMN originates, structures, and invests in secured term loans, bonds or notes and mezzanine debt primarily in privately-held middle market companies but may also invest in other investments such as loans to publicly-traded companies, high-yield bonds, and distressed debt securities (collectively the “Debt Securities Portfolio”). PTMN also invests in joint ventures and debt and subordinated securities issued by CLO Funds (“CLO Fund Securities”). In addition, from time to time PTMN may invest in the equity securities of privately held middle market companies and may also receive warrants or options to purchase common stock in connection with its debt investments.

PTMN’s investments in CLO Fund Securities are primarily managed by its formerly wholly-owned asset management subsidiaries Trimaran Advisors and Trimaran Advisors Management. From time-to-time PTMN has also made investments in CLO Fund Securities managed by other asset managers. PTMN’s CLO Funds typically invest in broadly syndicated loans, high-yield bonds and other credit instruments. PTMN’s investments in CLO Fund Securities are anticipated to provide PTMN with recurring cash distributions.

PTMN’s Debt Securities Portfolio investment objective is to generate current income and, to a lesser extent, capital appreciation from the investments in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. PTMN defines the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million. PTMN primarily invests in first and second lien term loans which, because of their priority in a company’s capital structure, PTMN expects will have lower default rates and higher rates of recovery of principal if there is a default and which PTMN expects will create a stable stream of interest income. PTMN also primarily invests in loans to smaller private companies, publicly-traded companies, high-yield bonds, joint ventures, managed funds, partnerships, and distressed debt securities. The investments in PTMN’s Debt Securities Portfolio are all or predominantly below investment grade, and have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

PTMN has elected to be treated for U.S. federal income tax purposes as a RIC under the Code and intends to operate in a manner to maintain its RIC status.

The Externalization

On April 1, 2019 (the “Externalization Closing”), PTMN became externally managed by Sierra Crest, an affiliate of BC Partners LLP (“BC Partners”) and LibreMax Capital LLC (“LibreMax”), pursuant to a stock purchase and transaction agreement (the “Externalization Agreement”) between PTMN and BC Partners Advisors L.P. (“BCP”), an affiliate of BC Partners. In connection with the Externalization, PTMN Stockholders approved the investment advisory agreement (the “PTMN Investment Advisory Agreement”) between PTMN and Sierra Crest.

Pursuant to the Externalization Agreement, Sierra Crest became PTMN’s investment adviser in exchange for a cash payment from BCP, or its affiliate, of $25 million, or $0.669672 per share of PTMN Common stock, directly to PTMN’s stockholders. In addition, Sierra Crest, BCP and LibreMax (or their affiliates) committed to use up to $10 million of the incentive fee actually paid to Sierra Crest prior to the second anniversary of the Externalization Closing to buy newly issued shares of PTMN Common Stock at the most recently determined NAV per share of PTMN Common Stock at the time of such purchase. Thus, BCP’s and Sierra Crest’s total financial commitment to the transactions contemplated by the Externalization Agreement was $35.0 million.

On December 12, 2018, PTMN and BCP entered into a letter agreement (the “Asset Purchase Letter Agreement”) pursuant to which PTMN and BCP each agreed to use commercially reasonable efforts to effect the sale by BCP (or its affiliates or advisory clients of its affiliates), in one or more transactions, of certain assets held by BCP (or its affiliates or advisory clients thereof) that, taken together, have an aggregate principal amount of approximately $75 million, less $25 million (representing the aggregate amount of capital contributions made by PTMN to the BCP Great Lakes Fund). In the second quarter of 2019 BCP’s obligations under the Asset Purchase Letter Agreement were satisfied.

On the date of the Externalization Closing, PTMN changed its name from KCAP Financial, Inc. (“KCAP”) to Portman Ridge Finance Corporation and on April 2, 2019, began trading on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “PTMN.”

In connection with the Externalization Closing, all of PTMN’s then-current directors resigned from their positions on the PTMN Board, with the exceptions of Dean Kehler and Christopher Lacovara. Prior to their resignations, the PTMN Board approved an increase in the size of the PTMN Board from seven members to eight members and appointed the following new individuals to serve on the PTMN Board: Graeme Dell; Alexander Duka; Ted Goldthorpe; George Grunebaum; David Moffitt; and Robert Warshauer. Additionally, in connection with the Externalization Closing, all of PTMN’s then-current officers resigned from their positions with the exceptions of Edward Gilpin and Daniel Gilligan. Effective as of the Externalization Closing, Ted Goldthorpe was appointed as President and Chief Executive Officer and Patrick Schafer was appointed as Chief Investment Officer of PTMN. In May 2019, Mr. Gilligan resigned as Chief Compliance officer and Andrew Devine was appointed Chief Compliance Officer.

Garrison Capital Inc.

1270 Avenue of the Americas, Suite 804

New York, New York 10020

(212) 372-9508

GARS is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes, GARS elected to be treated as a RIC under the Code in 2012 and thereafter has qualified, and in the future intends to qualify, for such treatment annually. The GARS Common Stock is currently listed on Nasdaq under the symbol “GARS.”

GARS’ investment objective is to generate current income and capital appreciation by assembling a broad portfolio of loans and debt securities of U.S. based companies. The companies to which GARS typically extends credit are moderately leveraged and have been rated below investment grade by national rating agencies. For companies that have not been rated, GARS believes that they would typically receive a rating below investment grade. In addition, GARS’ investments typically range in maturity from one to seven years. However, GARS may make investments in securities with any maturity or duration.

GARS invests opportunistically in loans and debt securities that it believes has attractive risk adjusted returns. GARS also, to a lesser extent, may make select minority equity investments (usually in conjunction with a concurrent debt investment) in non-investment grade companies.

Citadel Acquisition Sub Inc.

650 Madison Avenue, 23rd Floor

New York, New York 10022

(212) 891-2880

Merger Sub is a Delaware corporation and a newly formed wholly-owned direct consolidated subsidiary of PTMN. Merger Sub was formed in connection with and for the sole purpose of the Mergers and has no prior operating history.

Sierra Crest Investment Management LLC

650 Madison Avenue, 23rd Floor

New York, New York 10022

(212) 891-2880

Sierra Crest is a Delaware limited liability company, located at 650 Madison Avenue, 23rd Floor, New York, NY 10022, registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Sierra Crest is an affiliate of BCP and LibreMax. BC Partners Holdings Limited is the ultimate control person of Sierra Crest. BC Partners is a leading buyout firm with a 30-year history investing across Europe and North America which had assets under management of approximately $21 billion as of June 30, 2020. The assets under management for BC Partners are based on actively managed commitments of its managed funds and relevant vehicles formed for the purpose of co-investing alongside such funds. BC Partners operates a private equity investment platform, BC Partners Private Equity (“BCP PE”), and a credit investment platform, BCP Credit, as fully integrated businesses. The investment activity of PTMN falls primarily within the BCP Credit platform. Integration with the broader BC Partners platform allows BCP Credit to leverage a team of over 60 investment professionals across its private equity platform including a seven-member operations team. The BCP Credit Investment team (the “Investment Team”) is led by Ted Goldthorpe who sits on both the BCP Credit and BCP PE investment committees. An affiliate of Sierra Crest currently manages a private BDC, BC Partners Lending Corporation, and two private funds in the BCP Credit platform.

Structure of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into GARS. GARS will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the effectiveness of the Merger, GARS will merge with and into PTMN, with PTMN as the surviving entity in the Second Merger.

Based on the number of shares of PTMN Common Stock issued and outstanding and the NAV of each of PTMN and GARS as of June 30, 2020, it is expected that, following consummation of the Merger, current PTMN Stockholders will own approximately 60% of the outstanding PTMN Common Stock and former GARS Stockholders will own approximately 40% of the outstanding PTMN Common Stock.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares) will be converted into the right to receive (i) an amount in cash equal to (A) $19,100,000 divided by (B) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and (ii) a number of shares of PTMN Common Stock equal to the Exchange Ratio, plus any cash in lieu of fractional shares.

Under the Merger Agreement, on the Determination Date, each of GARS and PTMN will deliver to the other a calculation of its estimated NAV as of 5:00 p.m. New York City time on the day prior to the Closing Date of the Mergers (such calculation with respect to GARS, the “Closing GARS Net Asset Value,” and such calculation with respect to PTMN, the “Closing PTMN Net Asset Value”), in each case, as approved by the GARS Board or PTMN Board, as applicable, calculated in good faith and using a pre-agreed set of assumptions, methodologies and adjustments. GARS and PTMN will update and redeliver the Closing GARS Net Asset Value or the Closing PTMN Net Asset Value, respectively, and as reapproved by the GARS Board or PTMN Board, as applicable, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate (a) the “GARS Per Share NAV,” which will be equal to (i) (A) the Closing GARS Net Asset Value minus (B) the Aggregate Cash Consideration, divided by (ii) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and (b) the “PTMN Per Share NAV,” which will be equal to (i) the Closing PTMN Net Asset Value divided by (ii) the number of shares of PTMN Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient of the GARS Per Share NAV divided by the PTMN Per Share NAV.

Additional Cash Consideration

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $5,000,000.

Market Price of Securities

Shares of PTMN Common Stock trade on Nasdaq under the symbol “PTMN.” Shares of GARS Common Stock trade on Nasdaq under the symbol “GARS.”

The following table presents the closing sales prices as of the last trading day before the execution of the Merger Agreement and the last trading day before the date of this joint proxy statement/prospectus, and the most recently determined NAV per share of each of PTMN Common Stock and GARS Common Stock.

	PTMN Common Stock		GARS Common Stock
NAV per Share at June 30, 2020		$2.71		$6.27
Closing Sales Price at June 23, 2020		$1.25		$2.78
Closing Sales Price at August [●], 2020	$	[●]	$	[●]

Risks Relating to the Proposed Mergers

The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. PTMN Stockholders and GARS Stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at the Special Meetings.

•

Because the market price of PTMN Common Stock and the NAV per share of PTMN and GARS will fluctuate, GARS Stockholders cannot be sure of the market value or exact composition of the Merger Consideration they will receive until the Closing Date.

•	Sales of shares of PTMN Common Stock after the completion of the Mergers may cause the market price of PTMN Common Stock to decline.

•	GARS Stockholders and PTMN Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

•	PTMN may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to realize such benefits.

•	The announcement and pendency of the proposed Mergers could adversely affect GARS’ business, financial results and operations.

•

If the Mergers do not close, neither PTMN nor GARS will benefit from the expenses incurred in their pursuit of the Mergers and, under certain circumstances, PTMN or GARS will be required to pay all of the other party’s expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $550,000.

•	The termination of the Merger Agreement could negatively impact GARS and PTMN.

•	Under certain circumstances, GARS is obligated to pay a termination fee upon termination of the Merger Agreement.

•

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to GARS’ and PTMN’s business and operations.

•	PTMN and GARS will be subject to operational uncertainties and contractual restrictions while the Mergers are pending, including restrictions on pursuing alternatives to the Mergers.

•	The Merger Agreement contains provisions that could discourage or make it difficult for a third party to acquire GARS prior to the completion of the proposed Mergers.

•

The opinion delivered to the GARS Special Committee and the GARS Board from the financial advisor to the GARS Special Committee prior to signing the Merger Agreement will not reflect changes in circumstances since the date of such opinion.

•	If the Mergers are not completed or GARS is not otherwise acquired, GARS may consider other strategic alternatives, which are subject to risks and uncertainties.

•	Subject to applicable law, each party may waive one or more conditions to the Mergers without resoliciting approval from its respective stockholders.

•	The shares of PTMN Common Stock to be received by GARS Stockholders as a result of the Mergers will have different rights associated with them than shares of GARS Common Stock currently held by them.

•	The market price of PTMN Common Stock after the Mergers may be affected by factors different from those affecting PTMN Common Stock currently.

•

The U.S. federal income tax treatment of the Additional Cash Consideration is not entirely clear, and the position taken that the Additional Cash Consideration is part of the total cash consideration received by GARS Stockholders pursuant to the Mergers might be challenged by the Internal Revenue Service.

•	If PTMN sells investments acquired as a result of the Mergers, it may result in capital gains and increase the incentive fees payable to Sierra Crest.

See the section captioned “Risk Factors—Risks Relating to the Mergers” below for a more detailed discussion of these factors.

Tax Consequences of the Mergers

It is a condition to the obligation of GARS to consummate the Mergers that GARS has received a written opinion from Proskauer, outside legal counsel to GARS, or another nationally recognized tax counsel reasonably satisfactory to PTMN (which may include outside counsel to PTMN), and it is a condition to the obligation of PTMN to consummate the Mergers that PTMN has received a written opinion from Simpson Thacher, or another nationally recognized tax counsel reasonably satisfactory to GARS (which may include outside counsel to GARS), in each case dated as of the Closing Date and to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, U.S. holders (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Mergers”) of GARS Common Stock who receive a combination of shares of PTMN Common Stock and cash, other than cash in lieu of a fractional share of PTMN Common Stock, in exchange for their GARS Common Stock, will recognize gain (but not loss) in an amount equal to the lesser of (x) the amount by which the sum of the fair market value of the shares of PTMN Common Stock and cash (other than cash received in lieu of a fractional share of PTMN Common Stock) received by such holder in exchange for its shares of GARS Common Stock (such cash including the holder’s share of the Aggregate Cash Consideration and possibly, as discussed below, the holder’s share of the Additional Cash Consideration) exceeds such holder’s adjusted basis in its shares of GARS Common Stock, and (y) the amount of cash (other than cash received instead of fractional shares of PTMN Common Stock) received by such holder in exchange for its shares of GARS Common Stock (such cash including the holder’s share of the Aggregate Cash Consideration and possibly, as discussed below, the holder’s share of the Additional Cash Consideration). Generally, any gain recognized upon the exchange will be capital gain, and any such capital gain will be long-term capital gain if the holding period for such shares of GARS Common Stock is more than one year. Depending on certain facts specific to you, gain could instead be characterized as ordinary dividend income.

With respect to the Additional Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Additional Cash Consideration are not entirely clear. PTMN and Sierra Crest intend to take the position that the Additional Cash Consideration received by a U.S. holder is treated as additional Merger Consideration. It is possible, however, that the Additional Cash Consideration may be treated as ordinary income and not as cash received in exchange for such holder’s GARS Common Stock.

Special Meeting of PTMN Stockholders

PTMN plans to hold the PTMN Special Meeting virtually on October 19, 2020, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/PTMN2020SM. At the PTMN Special Meeting, holders of PTMN Common Stock will be asked to approve the Merger Stock Issuance Proposal and, if necessary or appropriate, the PTMN Adjournment Proposal.

A PTMN Stockholder can vote at the PTMN Special Meeting if such stockholder owned shares of PTMN Common Stock at the close of business on the PTMN Record Date. As of that date, there were 44,495,221 shares of PTMN Common Stock outstanding and entitled to vote. 2,151,071 of such total outstanding shares, or 4.8%, were owned beneficially or of record by directors and executive officers of PTMN.

Special Meeting of GARS Stockholders

GARS plans to hold the GARS Special Meeting on October 19, 2020, at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/GARS2020SM. At the GARS Special Meeting, holders of GARS Common Stock will be asked to approve the Merger Proposal and, if necessary or appropriate, the GARS Adjournment Proposal.

A GARS Stockholder can vote at the GARS Special Meeting if such stockholder owned shares of GARS Common Stock at the close of business on the GARS Record Date. As of that date, there were 16,049,352 shares of GARS Common Stock outstanding and entitled to vote. 367,022 of such total outstanding shares, or approximately 2.3%, were owned beneficially or of record by directors and executive officers of GARS.

PTMN Board Recommendation

The PTMN Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal, and unanimously recommends that PTMN Stockholders vote “FOR” the Merger Stock Issuance Proposal and, if necessary or appropriate, “FOR” the PTMN Adjournment Proposal.

GARS Board Recommendation

The GARS Board, acting on the recommendation of the GARS Special Committee, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that GARS Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the GARS Adjournment Proposal.

Vote Required—PTMN

Each share of PTMN Common Stock held by a holder of record as of the PTMN Record Date has one vote on each matter to be considered at the PTMN Special Meeting.

The Merger Stock Issuance Proposal

The approval of the Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat (“PTMN Stockholder Approval”). Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal.

The PTMN Adjournment Proposal

The approval of the PTMN Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the PTMN Adjournment Proposal.

Vote Required—GARS

Each share of GARS Common Stock held by a holder of record as of the GARS Record Date has one vote on each matter to be considered at the GARS Special Meeting.

The Merger Proposal

The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of GARS Common Stock entitled to vote at the GARS Special Meeting (“GARS Stockholder Approval”). Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.

The GARS Adjournment Proposal

The approval of the GARS Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast by holders of the shares of GARS Common Stock present at the GARS Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the GARS Adjournment Proposal.

Completion of the Mergers

As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Merger Agreement—Conditions to Closing the Mergers.” While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, PTMN and GARS are working to complete the Mergers in the fourth quarter of 2020. It is currently expected that the Mergers will be completed promptly following receipt of the stockholder approvals at the PTMN Special Meeting and the GARS Special Meeting and satisfaction (or to the extent legally permitted, waiver) of the other closing conditions set forth in the Merger Agreement.

Termination of the Mergers and Termination Fee

The Merger Agreement contains certain termination rights for PTMN and GARS, each of which is discussed below in “Description of the Mergers—Termination of the Merger Agreement.” The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, GARS may be required to pay PTMN a termination fee of approximately $2.375 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of the termination fee.

Reasons for the Mergers

PTMN

PTMN’s Board consulted with PTMN’s management and Sierra Crest, as well as its legal and other advisors, and considered numerous factors and, as a result, the PTMN Board, including the directors of the PTMN Board who are not “interested persons” of PTMN within the meaning of Section 2(a)(19) of the 1940 Act (the “PTMN Independent Directors”), determined that the Mergers are in PTMN’s best interests and the best interests of PTMN Stockholders, and that PTMN Stockholders will not suffer any economic dilution relative to PTMN’s NAV as a result of the Mergers other than dilution resulting from transaction expenses.

Certain material factors considered by the PTMN Board, including the PTMN Independent Directors, that favored the conclusion of the PTMN Board that the Mergers are in PTMN’s best interests and the best interests of PTMN Stockholders included, among others:

•	the investment strategies and risks of PTMN and GARS;

•	the continuity of Sierra Crest and its management team;

•	the benefits of spreading public company costs across a larger asset base;

•	the impact on PTMN’s earnings yield, quality of earnings and distributions;

•	that there would be no economic dilution to PTMN Stockholders relative to PTMN’s NAV other than dilution resulting from transaction expenses;

•	the combined company’s increased market capitalization and commensurate increased trading volume; and

•	the combined company’s quality of holdings, enhanced portfolio diversification and potential to increase portfolio yield over time.

The foregoing list does not include all the factors that the PTMN Board considered in approving the proposed Mergers and the Merger Agreement and recommending that PTMN Stockholders approve the issuance of shares of PTMN Common Stock necessary to effectuate the Mergers. For a further discussion of the material factors considered by the PTMN Board, see “The Mergers—Reasons for the Mergers—PTMN.”

GARS

After an extensive review of a variety of strategic alternatives, the GARS Board, upon the recommendation of the GARS Special Committee, determined that entering into the Merger Agreement and consummating the transactions contemplated thereby, including the Mergers, is in the best interests of GARS and GARS Stockholders. Certain material factors considered by the GARS Board and the GARS Special Committee in evaluating the Mergers include, among others:

•	the financial terms of the Merger Agreement, including that:

•

GARS Stockholders will receive the Cash Consideration (in an amount equal to approximately $1.19 per share of GARS Common Stock), the Share Consideration and the Additional Cash Consideration (in an amount equal to approximately $0.31 per share of GARS Common Stock);

•

as of the date of signing, the transaction values GARS Common Stock at $3.97 per share, which represents 62% of GARS’ March 31, 2020 NAV per share (as adjusted for expected transaction expenses) and a 43% premium to the closing price of GARS Common Stock on June 23, 2020 (which was the last trading day before entering into the Merger Agreement); and

•

the Cash Consideration and the Additional Cash Consideration, which collectively account for approximately $1.50 per share of GARS Common Stock, provide immediate liquidity and certainty of value to GARS Stockholders;

•	the thorough review of strategic alternatives undertaken by the GARS Board and the GARS Special Committee;

•

certain considerations relating to the opportunity for the combined company to provide strategic and business opportunities for its stockholders and to generate additional stockholder value, including that:

•

GARS Stockholders will continue as stockholders in the combined company and, based on the outstanding shares and relative NAV of GARS Common Stock and PTMN Common Stock outstanding as of March 31, 2020, current GARS Stockholders would own approximately 42% of the combined company immediately following completion of the Merger;

•

the combined company will be externally managed by Sierra Crest and is expected to have total investments of approximately $638.5 million and NAV of approximately $207.0 million (each based on March 31, 2020 balance sheets, not adjusted for transaction expenses);

•

following the Merger, GARS Stockholders are expected to benefit from (1) access to the full range of resources of Sierra Crest; (2) investment opportunities originated through the BCP Credit platform; and (3) the utilization of BC Partners’ broader resources, including relationships and institutional knowledge from over 30 years of private market investing;

•

the combined company’s investment portfolio following the Merger will provide additional scale and portfolio diversification, which will position the combined company, among other things, to (1) capitalize on favorable market conditions; (2) originate larger transactions with increased final hold positions; and (3) enhance access to lower cost of capital from banks and capital market participants;

•	GARS Stockholders of the combined company will have an ability to participate in the future growth of PTMN, including potential upside if PTMN’s Common Stock trades higher in the future; and

•	the Merger is expected to deliver operational synergies for the combined company as a result of the larger scale and elimination of redundant GARS expenses following the Merger;

•	the terms of the Merger Agreement, including that the terms of the Merger Agreement are unlikely to deter third parties from making unsolicited Acquisition Proposals (as defined below); and

•	the risks and potential negative factors relating to the Merger Agreement.

The GARS Special Committee and the GARS Board also considered the opinion of the financial advisor to the GARS Special Committee in connection with their respective consideration of the financial terms of the Mergers. See “—Opinion of the Financial Advisor to the GARS Special Committee” below. For a further discussion of the factors considered by the GARS Special Committee and the GARS Board, see “The Mergers—Reasons for the Mergers—GARS.”

Opinion of the Financial Advisor to the GARS Special Committee

In connection with the Mergers, Keefe, Bruyette & Woods, Inc. (“KBW”) delivered a written opinion, dated June 24, 2020, as discussed in more detail in the section entitled “The Mergers—Opinion of the Financial Advisor to the GARS Special Committee,” to the GARS Special Committee and the GARS Board as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of GARS Common Stock of the per share consideration (including the additional consideration from Sierra Crest) to be received by such holders in the Merger. The full text of the opinion, which describes the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Annex B to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the GARS Special Committee and, as requested by the GARS Special Committee, the GARS Board in connection with their respective consideration of the financial terms of the Mergers. The opinion addressed only the fairness, from a financial point of view, of the per share consideration in the Merger to the holders of GARS Common Stock. It did not address the underlying business decision of GARS to engage in the Mergers or enter into the Merger Agreement or constitute a recommendation to the GARS Special Committee or the GARS Board in connection with the Mergers, and it does not constitute a recommendation to any GARS Stockholder or any stockholder of any other entity as to how to vote in connection with the Mergers or any other matter.

For more information, see the section entitled “The Mergers—Opinion of the Financial Advisor to the GARS Special Committee.”

PTMN Stockholders Do Not Have Appraisal Rights

PTMN Stockholders will not be entitled to exercise appraisal rights in connection with the Merger Stock Issuance Proposal.

GARS Stockholders Have Appraisal Rights

GARS Stockholders will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of GARS Stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

RISK FACTORS

In addition to the other information included in this document, stockholders should carefully consider the risks described below in determining whether to approve (i) in the case of PTMN Stockholders, the Merger Stock Issuance Proposal and (ii) in the case of GARS Stockholders, the Merger Proposal. The information in “Risk Factors” in Part I, Item 1A of PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Item 1A, Part II of PTMN’s Quarterly Reports on Form 10-Q for the quarters ended March  31, 2020 and June 30, 2020 are incorporated herein by reference for general risks related to PTMN. The information in “Risk Factors” in Part I, Item 1A of GARS’ Annual Report on Form 10-K for the fiscal year ended December  31, 2019 and in Item 1A, Part II of GARS’ Quarterly Reports on Form 10-Q  for the quarters ended March  31, 2020 and June 30, 2020 are incorporated herein by reference for general risks related to GARS. The risks, as set out below and incorporated by reference herein are not the only risks PTMN and GARS and, following the Mergers, the combined company, face. Additional risks and uncertainties not currently known to PTMN or GARS or that they currently deem to be immaterial also may materially adversely affect their or, following the Mergers, the combined company’s, business, financial condition or operating results. If any of the following events occur, PTMN or GARS or, following the Mergers, the combined company’s, business, financial condition or results of operations could be materially adversely affected. See also “Incorporation by Reference for PTMN,” Incorporation by Reference for GARS” and “Where You Can Find More Information” in this joint proxy statement/prospectus.

RISKS RELATING TO THE MERGERS

Because the market price of PTMN Common Stock and the NAV per share of PTMN and GARS will fluctuate, GARS Stockholders cannot be sure of the market value or exact composition of the Merger Consideration they will receive until the Closing Date.

The market value of the Merger Consideration may vary from the closing price of PTMN Common Stock and GARS Common Stock, respectively, on the date the Mergers were announced, on the date that this joint proxy statement/prospectus was made available to stockholders, on the date of the PTMN Special Meeting or the date of the GARS Special Meeting and on the date the Mergers are completed. Any change in the market price of PTMN Common Stock prior to completion of the Mergers will affect the market value of the aggregate Merger Consideration that GARS Stockholders will receive upon completion of the Mergers. Additionally, the Exchange Ratio will fluctuate as the respective NAVs of PTMN and GARS change prior to the Closing Date.

Accordingly, at the time of the GARS Special Meeting, GARS Stockholders will not know or be able to calculate the overall composition or market value of the Merger Consideration they would receive upon completion of the Mergers. Neither PTMN nor GARS is permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of PTMN Common Stock. There will be no adjustment to the Merger Consideration for changes in the market price of shares of PTMN Common Stock.

Changes in the market price of PTMN Common Stock may result from a variety of factors, including, among other things:

•	changes in the business, operations or prospects of PTMN;

•	the financial condition of current or prospective portfolio companies of PTMN;

•	interest rates or general market or economic conditions;

•	market assessments of the likelihood that the Mergers will be completed and the timing of completion of the Mergers;

•	market perception of the future profitability of the combined company;

•	the duration and effects of the COVID-19 pandemic on PTMN’s and GARS’ portfolio companies; and

•

the duration and effects of the COVID-19 pandemic on equity trading prices generally, and specifically on the trading price of PTMN Common Stock and the common stock of the surviving company following the Mergers.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of PTMN Common Stock to change.

These factors are generally beyond the control of PTMN. The range of high and low closing sales prices of PTMN Common Stock as reported on Nasdaq for the six months ended June 30, 2020, was a low of $0.75 to a high of $2.36. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of PTMN Common Stock prior to the Special Meetings.

Sales of shares of PTMN Common Stock after the completion of the Mergers may cause the market price of PTMN Common Stock to decline.

Based on the number of outstanding shares of GARS Common Stock as of June 30, 2020, the NAV per share of PTMN Common Stock and the NAV per share of GARS Common Stock on such date, PTMN would issue approximately 29.1 million shares of PTMN Common Stock pursuant to the Merger Agreement (after accounting for anticipated expenses of both parties related to the transaction). Former GARS Stockholders may decide not to hold the shares of PTMN Common Stock that they receive pursuant to the Merger Agreement. Certain GARS Stockholders may be required to sell the shares of PTMN Common Stock that they receive pursuant to the Merger Agreement. In addition, PTMN Stockholders may decide not to hold their shares of PTMN Common Stock after completion of the Mergers. In each case, such sales of PTMN Common Stock could have the effect of depressing the market price for PTMN Common Stock and may take place promptly following the completion of the Mergers.

GARS Stockholders and PTMN Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

GARS Stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in GARS prior to the Mergers. Consequently, GARS Stockholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of GARS. PTMN Stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in PTMN prior to the Mergers. Consequently, PTMN Stockholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of PTMN.

If the Mergers are consummated, based on the number of shares of PTMN Common Stock issued and outstanding on the Closing Date, the NAV per share of PTMN Common Stock and the NAV per share of GARS Common Stock, each as of June 30, 2020, it is expected that current PTMN Stockholders will own approximately 60% of the outstanding PTMN Common Stock and former GARS Stockholders will own approximately 40% of the outstanding PTMN Common Stock. In addition, both prior to and after completion of the Mergers, subject to certain restrictions in the Merger Agreement and PTMN Stockholder Approval, PTMN may issue additional shares of PTMN Common Stock (including, subject to certain restrictions under the 1940 Act, at prices below PTMN Common Stock’s then current NAV per share), all of which would further reduce the percentage ownership of the combined company held by former GARS Stockholders and current PTMN Stockholders. In addition, the issuance or sale by PTMN of shares of PTMN Common Stock at a discount to NAV poses a risk of economic dilution to stockholders.

PTMN may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to realize such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of GARS’ investment portfolio with PTMN’s and the integration of GARS’ business with PTMN’s. There can be no assurance that GARS’ investment portfolio or business can be operated profitably or integrated successfully into PTMN’s operations in a timely fashion or at all. The dedication of management resources to such integration may divert attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of GARS’ investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

PTMN also expects to achieve certain cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume PTMN will be able to combine the operations of PTMN and GARS in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if PTMN is not able to successfully combine GARS’ investment portfolio or business with the operations of PTMN, the anticipated cost savings may not be fully realized, or realized at all, or may take longer to realize than expected.

The announcement and pendency of the proposed Mergers could adversely affect GARS’ business, financial results and operations.

The announcement and pendency of the proposed Mergers could cause disruptions in and create uncertainty surrounding GARS’ business, including affecting its relationships with its existing and future borrowers, which could have a significant negative impact on its future revenues and results of operations, regardless of whether the Mergers are completed. In particular, Garrison Investment Group LP (“Garrison Investment Group”), which has entered into a staffing agreement (the “GARS Staffing Agreement”) with Garrison Capital Advisers LLC (“Garrison Capital Advisers”) under which Garrison Investment Group makes available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel and other resources of Garrison Investment Group and its affiliates, could potentially lose important personnel as a result of the departure of employees who decide to pursue other opportunities in light of the proposed transaction, and existing borrowers may elect to refinance their loans from GARS and its affiliates with other lenders. In addition, GARS has diverted, and will continue to divert, significant management resources towards the completion of the Mergers, which could have a significant negative impact on its future revenues and results of operations.

GARS is also subject to restrictions on the conduct of its business prior to the completion of the Mergers as provided in the Merger Agreement, generally requiring GARS to conduct its business only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on its ability to make certain investments and acquisitions, sell, transfer or dispose of its assets, amend its organizational documents and enter into or modify certain material contracts. These restrictions could prevent GARS from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on its future investment income and results of operations.

If the Mergers do not close, neither PTMN nor GARS will benefit from the expenses incurred in their pursuit of the Mergers and, under certain circumstances, PTMN or GARS will be required to pay all of the other party’s expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $550,000.

The Mergers may not be completed. If the Mergers are not completed, GARS and PTMN will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. In addition, under certain circumstances, PTMN or GARS will be required to pay all of the other party’s expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $550,000.

The termination of the Merger Agreement could negatively impact GARS and PTMN.

If the Merger Agreement is terminated, there may be various consequences, including:

•

GARS’ and PTMN’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

•	the market prices of GARS Common Stock and PTMN Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Mergers will be completed;

•	GARS may not be able to find a party willing to pay an equivalent or more attractive price than the price PTMN agreed to pay in the Mergers; and

•	the payment of any termination fee or reimbursement of expenses, if required under the circumstances, could adversely affect the financial condition and liquidity of GARS.

Under certain circumstances, GARS is obligated to pay a termination fee upon termination of the Merger Agreement.

The Mergers may not be completed. The Merger Agreement provides for the payment, subject to applicable law, by GARS of a termination fee under certain circumstances. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of a termination fee.

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to GARS’ and PTMN’s business and operations.

The Mergers are subject to closing conditions, including certain approvals of PTMN’s and GARS’ respective stockholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that PTMN Stockholders approve the issuance of shares of PTMN Common Stock to be issued in connection with the Mergers may not be waived and must be satisfied for the Mergers to be completed. PTMN currently expects that all directors and executive officers of PTMN will vote their shares of PTMN Common Stock in favor of the proposals presented at the PTMN Special Meeting. If PTMN Stockholders do not approve the issuance of shares of PTMN Common Stock in connection with the Mergers and the Merger Agreement and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on PTMN’s business and operations. The closing condition that GARS Stockholders approve the Mergers and the Merger Agreement may not be waived and must be satisfied for the Mergers to be completed. If GARS Stockholders do not approve the Mergers and the Merger Agreement and the Mergers are not completed, the resulting failure to complete the Mergers could have a material adverse impact on GARS’ business and operations.

PTMN and GARS will be subject to operational uncertainties and contractual restrictions while the Mergers are pending, including restrictions on pursuing alternatives to the Mergers.

Uncertainty about the effect of the Mergers may have an adverse effect on PTMN and GARS and, consequently, on the combined company following completion of the Mergers. These uncertainties may impair

Sierra Crest’s and Garrison Capital Advisers’ abilities to motivate key personnel until the Mergers are consummated and could cause those who deal with PTMN and GARS to seek to change their existing business relationships with PTMN and GARS, respectively. In addition, the Merger Agreement restricts PTMN and GARS from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent PTMN and GARS from pursuing certain business opportunities that may arise prior to the completion of the Mergers, including restrictions on them pursuing alternatives to the Mergers. Please see the section entitled “Description of the Merger Agreement—Interim Operations of PTMN” and “Description of the Merger Agreement—Interim Operations of GARS” for a description of the restrictive covenants to which PTMN and GARS are subject.

The Merger Agreement contains provisions that could discourage or make it difficult for a third party to acquire GARS prior to the completion of the proposed Mergers.

The Merger Agreement prohibits GARS from soliciting alternatives to the Mergers and imposes limitations on GARS’ ability to respond to and negotiate unsolicited proposals received from third parties. The Merger Agreement contains customary non-solicitation and other provisions that, subject to limited exceptions, limit GARS’ ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of GARS. GARS can consider and participate in discussions and negotiations with respect to an alternative proposal only in very limited circumstances so long as certain notice and other procedural requirements are satisfied. In addition, subject to certain procedural requirements (including the ability of PTMN to revise its offer) and the payment of an approximately $2.375 million termination fee, GARS may terminate the Merger Agreement and enter into an agreement with a third party that makes a superior proposal. These provisions may discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of GARS from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in connection with the Mergers.

The opinion delivered to the GARS Special Committee and the GARS Board from the financial advisor to the GARS Special Committee prior to signing the Merger Agreement will not reflect changes in circumstances since the date of such opinion.

The opinion of the financial advisor to the GARS Special Committee was delivered to the GARS Special Committee and the GARS Board on, and was dated, June 24, 2020. Changes in the operations and prospects of GARS or PTMN, general market and economic conditions and other factors that may be beyond the control of GARS or PTMN may significantly alter the value of GARS or the price of shares of PTMN Common Stock by the time the Mergers are completed. The opinion does not speak as of the time the Mergers will be completed or as of any date other than the date of such opinion. For a description of the opinion that the GARS Special Committee and the GARS Board received from the financial advisor to the GARS Special Committee, see “The Mergers—Opinion of the Financial Advisor to the GARS Special Committee.”

If the Mergers are not completed or GARS is not otherwise acquired, GARS may consider other strategic alternatives, which are subject to risks and uncertainties.

If the Mergers are not completed, the GARS Special Committee and the GARS Board may review and consider various alternatives available to GARS, including, among others, continuing as a standalone public company with no material changes to its business or seeking an alternate transaction. These strategic or other alternatives available to GARS may involve various additional risks to its business, including, among others, distraction of its management team and associated expenses as described above in connection with the proposed Mergers, and risks and uncertainties related to its ability to complete any such alternatives and other variables which may adversely affect its operations.

Subject to applicable law, each party may waive one or more conditions to the Mergers without resoliciting approval from its respective stockholders.

Certain conditions to PTMN’s and GARS’ obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of PTMN and GARS. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further stockholder approval. Accordingly, the terms and conditions as set forth in the Merger Agreement and described herein, including certain protections to PTMN and GARS, may be waived. The conditions requiring approval of PTMN Stockholders and GARS Stockholders, however, cannot be waived.

The shares of PTMN Common Stock to be received by GARS Stockholders as a result of the Mergers will have different rights associated with them than shares of GARS Common Stock currently held by them.

The rights associated with GARS Common Stock are different from the rights associated with PTMN Common Stock. See “Comparison of PTMN and GARS Stockholder Rights.”

The market price of PTMN Common Stock after the Mergers may be affected by factors different from those affecting PTMN Common Stock currently.

The businesses of PTMN and GARS differ in some respects and, accordingly, the results of operations of the combined company and the market price of PTMN Common Stock after the Mergers may be affected by factors different from those currently affecting the independent results of operations of each of PTMN and GARS. These factors include:

•	a larger stockholder base;

•	a different portfolio composition; and

•	a different capital structure.

Accordingly, the historical trading prices and financial results of PTMN may not be indicative of these matters for the combined company following the Mergers.

The U.S. federal income tax treatment of the Additional Cash Consideration is not entirely clear, and the position taken that the Additional Cash Consideration is part of the total cash consideration received by GARS Stockholders pursuant to the Mergers might be challenged by the Internal Revenue Service.

With respect to the Additional Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Additional Cash Consideration are not entirely clear. PTMN and Sierra Crest intend to take the position that the Additional Cash Consideration received by a U.S. holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Mergers”) is treated as additional Merger Consideration. It is possible, however, that the Internal Revenue Service would assert a contrary position that the Additional Cash Consideration be treated as taxable ordinary income and not as cash received in exchange for such holder’s GARS Common Stock.

If PTMN sells investments acquired as a result of the Mergers, it may result in capital gains and increase the incentive fees payable to Sierra Crest.

Investments that PTMN acquires as a result of the Mergers will be booked at a discount under ASC 805-50, Business Combinations–Related Issues. To the extent PTMN sells one of these acquired investments at a price that is higher than its then-amortized cost, such sale would result in realized capital gain that would be factored in to the amount of the incentive fee on capital gains, if any, that is paid by PTMN to Sierra Crest. If PTMN sells a significant portion of the investments acquired as a result of the Mergers, it may materially increase the incentive fee on capital gains paid to Sierra Crest. The effect on the incentive fee on capital gains would be greater for acquired investments sold closer to the Closing Date.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Mergers

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of PTMN or GARS bears directly or indirectly, and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following the Mergers. PTMN and GARS caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “PTMN” or “GARS,” stockholders will indirectly bear such fees or expenses as investors in PTMN or GARS, as applicable. The table below is based on information as of June 30, 2020 (except as noted below).

	Actual				Pro Forma
Stockholder transaction expenses	PTMN (acquiring fund)		GARS (target fund)
Sales load (as a percentage of offering price)	None	(1)	None	(1)	None	(1)
Offering expenses (as a percentage of offering price)	None	(1)	None	(1)	None	(1)
Dividend reinvestment plan expenses	None	(2)	None	(2)	None	(1)
Total stockholder transaction expenses (as a percentage of offering price)	None		None		None

	Actual		Pro Forma
Estimated annual expenses (as a percentage of net assets attributable to common stock):(3)	PTMN (acquiring fund)	GARS (target fund)
Base management fees(4)	3.3%	4.9%	3.4%
Incentive fees(5)	0.0%	0.0%	2.9%
Interest payments on borrowed funds(6)	7.9%	9.5%	5.7	%(9)
Other expenses(7)	4.9%	6.5%	2.7%
Acquired fund fees and expenses	0.0%	0.0%	0.0%

Total annual expenses(8)	16.1%	20.9%	14.8%

*	Represents an amount less than 0.1%.
(1)

Purchases of shares of common stock of PTMN or GARS on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of PTMN Common Stock or GARS Common Stock in a prior underwritten offering or otherwise.

(2)	The estimated expenses associated with the respective distribution reinvestment plans are included in “Other expenses.”
(3)

“Consolidated net assets attributable to common stock” equals net assets at June 30, 2020. For the pro forma columns, the combined net assets of PTMN and GARS on a pro forma basis as of June 30, 2020 were used.

(4)

For PTMN, the base management fee is 1.50% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters; provided, however, that the base management fee is 1.00% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, that exceed the product of (i) 200% and (ii) the value of PTMN’s NAV at the end of the most recently completed calendar quarter.

GARS’ base management fee is calculated at an annual rate of 1.50% of the average value of GARS’ gross assets, excluding cash or cash equivalents, but including assets purchased with borrowed amounts, at the end of each of the two most recently completed calendar quarters; provided, however, that the base management fee is calculated at an annual rate of 1.00% of the average value of GARS’ gross assets, excluding cash or cash equivalents, but including assets purchased with borrowed amounts, that exceeds the product of (i) 200% and (ii) GARS’ average net assets at the end of each of the two most recently completed calendar quarters. The management fee referenced in the table above is based on actual amounts incurred during the six months ended June 30, 2020, annualized for a full year.

(5)

PTMN’s incentive fee consists of two parts: (1) a portion based on PTMN’s pre-incentive fee net investment income (the “Income-Based Fee”) and (2) a portion based on the net capital gains received on PTMN’s portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains Incentive Fee (the “Capital Gains Fee”). The Income-Based Fee is 17.50% of pre-incentive fee net investment income with a 7.00% hurdle rate. The Capital Gains Fee is 17.50%. Pursuant to an incentive fee letter agreement, Sierra Crest permanently waived incentive fees earned without recourse against or reimbursement by PTMN, to the extent necessary in order to achieve aggregate net investment income of PTMN for a one-year period to be at least equal to $0.40 per share, subject to certain adjustments. Pursuant to such agreement, for the six months ended June 30, 2020, approximately $557,000 in incentive fees were waived by Sierra Crest. As of July 1, 2020, all fee waivers from Sierra Crest expired.

GARS’ incentive fee also consists of two components and a cap and deferral mechanism. The first component of the incentive fee, which is income-based, equals 20.00% of the amount, if any, such pre-incentive fee net investment income exceeds a 7.00% annualized hurdle rate, subject to a 50% “catch-up” provision, measured at the end of each calendar quarter. The second component of the incentive fee, which is capital gain-based, equals 20% of GARS’ cumulative aggregate realized capital gains from April 1, 2013 through the end of each calendar year (or termination of GARS Investment Advisory Agreement), computed net of GARS’ aggregate cumulative realized and unrealized capital losses through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. The cap and deferral mechanism in GARS’ incentive fee calculation limits the payment of incentive fees to Garrison Capital Advisers for any fiscal quarter if, after such payment, the cumulative incentive fees paid to Garrison Capital Advisers for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, would exceed 20.0% of the sum of (1) GARS’ aggregate pre-incentive fee net investment income during such period and (2) GARS’ cumulative net realized and unrealized capital gains during such period. See “Business—General—Incentive Fee” in Part I, Item I of GARS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional detail regarding the calculation of GARS’ incentive fee. The incentive fee referenced in the table above is based on actual amounts incurred during the six months ended June 30, 2020, annualized for a full year.

(6)	The figure in the table for PTMN is derived by annualizing the actual first six months of 2020 borrowing costs of PTMN under all of its financing facilities, including amortized costs and expenses.

The figure in the table for GARS is derived by annualizing the actual borrowing costs of GARS’ CLO for the six months ended June 30, 2020.

(7)

In the case of PTMN, other expenses include insurance, accounting, legal and auditing fees and state franchise taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to PTMN’s directors who do not also serve in an executive officer capacity for PTMN or Sierra Crest. The percentage presented in the table reflects actual amounts incurred during the six months ended June 30, 2020 on an annualized basis.

In the case of GARS, other expenses include insurance, accounting, legal and auditing fees and state franchise taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to the GARS Independent Directors. The percentage presented in the table reflects actual amounts incurred during the six months ended June 30, 2020 with recurring expenses incurred during such period annualized for a full year.

In the case of Pro Forma line item, other expenses reflect anticipated decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses.

(8)

“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. PTMN and GARS borrow money to leverage and increase total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The percentage presented in the table reflects actual amounts incurred during the six months ended June 30, 2020 on an annualized basis.

(9)

This is based on the assumption that approximately $164.5 million of borrowings outstanding as of June 30, 2020 will be repaid and the costs of borrowings under each respective borrowing facility after the Mergers will remain the same as those costs prior to the Mergers. PTMN expects over time that as a result of additional investment purchases, and in turn, additional borrowings on the financing facilities after the Mergers, the combined company’s interest payments on borrowed funds may be more than the principal amounts reflected in the section entitled “Capitalization” below and, accordingly, that estimated total expenses may be different than as reflected in the table above. However, the actual amount of leverage employed at any given time cannot be predicted.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in PTMN, GARS or the combined company’s common stock following the Mergers on a pro forma basis. In calculating the following expense amounts, each of PTMN and GARS has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Mergers assume that the Mergers closed on June 30, 2020 and that the leverage and operating expenses of PTMN and GARS remain at the levels set forth in the tables above. Transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
PTMN, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$161	$431	$644	$1,003
GARS, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$192	$490	$700	$996

PTMN, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$170	$450	$668	$1,021
GARS, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$192	$490	$700	$996

Pro forma combined company following the Mergers
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$119	$332	$517	$880
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$127	$354	$546	$911

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in PTMN, GARS or, following the Mergers, the combined company’s common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of PTMN, GARS and the combined company will vary and may result in a return greater or less than 5%. The incentive fee under each of the PTMN Investment Advisory Agreement and the investment advisory agreement between GARS and Garrison Capital Advisers (the “GARS Investment Advisory Agreement”), which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above in the example where there is no return from net realized capital gains, and thus are not included in those examples. Under each of the PTMN Investment Advisory Agreement and the GARS Investment Advisory Agreement, no incentive fee would be payable if PTMN, GARS or the combined company, as applicable, has a 5% annual return with no capital gains, however, there would be incentive fees payable in the examples where the entire return is derived from realized capital gains. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under the relevant dividend reinvestment plan may occur at a price per share that differs from NAV. See “PTMN Dividend Reinvestment Plan” and “GARS Dividend Reinvestment Plan” for additional information regarding PTMN’s and GARS’ dividend reinvestment plan, respectively.

The example and the expenses in the table above should not be considered a representation of PTMN’s, GARS’, or, following the Mergers, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to PTMN, GARS or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of PTMN, GARS or, following the Mergers, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about PTMN, GARS or, following the Mergers, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•	the ability of the parties to consummate the Mergers on the expected timeline, or at all;

•	the failure of PTMN Stockholders to approve the Merger Stock Issuance Proposal;

•	the failure of GARS Stockholders to approve the Merger Proposal;

•	the ability to realize the anticipated benefits of the Mergers;

•	the effects of disruption on the business of PTMN and GARS from the Mergers;

•	the effect that the announcement or consummation of the Mergers may have on the trading price of PTMN Common Stock;

•	the effect that the announcement or consummation of the Mergers may have on the trading price of GARS Common Stock;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;

•	any potential termination of the Merger Agreement or action of GARS Stockholders with respect to any proposed transaction;

•	changes in PTMN’s and/or GARS’ NAV;

•	PTMN’s and GARS’ future operating results;

•	PTMN’s and GARS’ business prospects and the prospects of their respective portfolio companies;

•	the effect of investments that PTMN and GARS expect to make and the competition for those investments;

•	PTMN’s and GARS’ contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with PTMN and GARS, and their respective affiliates;

•	the dependence of PTMN’s and GARS’ future success on the general economy and its effect on the industries in which they invest;

•	the ability of PTMN’s and GARS’ portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of PTMN’s and GARS’ investments;

•	the adequacy of financing sources and working capital;

•	the timing of cash flows, if any, from the operations of PTMN’s and GARS’ portfolio companies;

•	general economic and political trends and other external factors;

•	changes in interest rates, including the decommissioning of London Interbank Offered Rate (“LIBOR”);

•	the ability of Sierra Crest and Garrison Capital Advisers to locate suitable investments for PTMN and GARS and to monitor and administer their respective investments;

•	the ability of Sierra Crest and Garrison Capital Advisers or their affiliates to attract and retain highly talented professionals;

•	PTMN’s and GARS’ ability to qualify and maintain their respective qualifications as a RIC and as a BDC;

•	general price and volume fluctuations in the stock markets;

•	the effect of changes to tax legislation and PTMN’s and GARS’ respective tax position;

•	the duration and effects of the COVID-19 pandemic on PTMN’s and GARS’ portfolio companies; and

•

an economic downturn, including as a result of the impact of the COVID-19 pandemic, that could have a material adverse effect on PTMN’s and GARS’ portfolio companies’ results of operations and financial condition, which could lead to a loss on some or all of PTMN’s and GARS’ investments in such portfolio companies and have a material adverse effect on PTMN’s and GARS’ results of operations and financial condition.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in both PTMN’s and GARS’ Annual Reports on Form 10-K for the fiscal year ended December 31, 2019, PTMN’s Quarterly Reports on Form 10-Q for the quarters ended March  31, 2020 and June 30, 2020 and GARS’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.

The forward-looking statements included in this joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus have been based on information available to PTMN and/or GARS on the applicable date of the relevant document. Actual results could differ materially from those anticipated in PTMN’s and GARS’ forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that PTMN or GARS may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. Neither PTMN nor GARS has independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this joint proxy statement/prospectus, any prospectus supplement or in periodic reports PTMN or GARS file under the Exchange Act.

THE PTMN SPECIAL MEETING

Date, Time and Place of the PTMN Special Meeting

The PTMN Special Meeting will be held virtually at 10:00 a.m., Eastern Time, on October 19, 2020 at the following website: www.virtualshareholdermeeting.com/PTMN2020SM. This joint proxy statement/prospectus will be sent to PTMN Stockholders of record as of August 27, 2020 on or about [●], 2020.

Purpose of the PTMN Special Meeting

At the PTMN Special Meeting, PTMN Stockholders will be asked to approve the Merger Stock Issuance Proposal and, if necessary or appropriate, the PTMN Adjournment Proposal.

The PTMN Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal, and unanimously recommends that PTMN Stockholders vote “FOR” the Merger Stock Issuance Proposal and, if necessary or appropriate, “FOR” the PTMN Adjournment Proposal.

Record Date

PTMN Stockholders may vote their shares at the PTMN Special Meeting only if they were a stockholder of record at the close of business on August 27, 2020. There were 44,495,221 shares of PTMN Common Stock outstanding on the PTMN Record Date. Each share of PTMN Common Stock is entitled to one vote.

Quorum

A quorum must be present at the PTMN Special Meeting for any business to be conducted. The presence at the PTMN Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of PTMN Common Stock issued and outstanding and entitled to vote at the PTMN Special Meeting will constitute a quorum. Broker non-votes will not be treated as shares present for quorum purposes.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker, bank, trustee or nominee on behalf of a beneficial holder who does not provide explicit voting instructions as to how to vote such beneficial holder’s shares to such broker, bank, trustee or nominee and who does not attend the meeting. The Merger Stock Issuance Proposal is a non-routine matter for PTMN. As a result, if a PTMN Stockholder holds shares in “street name” through a broker, bank, trustee or nominee, the broker, bank, trustee or nominee will not be permitted to exercise voting discretion with respect to the PTMN Proposals. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the PTMN Proposals.

Vote Required

Each share of PTMN Common Stock held by a holder of record as of the PTMN Record Date has one vote on each matter to be considered at the PTMN Special Meeting.

The Merger Stock Issuance Proposal

The affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Merger Stock Issuance Proposal.

Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal.

The PTMN Adjournment Proposal

The affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the PTMN Adjournment Proposal.

Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the PTMN Adjournment Proposal.

Voting of Proxies

PTMN encourages PTMN Stockholders to vote their shares by proxy, which means that PTMN Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with PTMN Stockholders’ instructions. If PTMN Stockholders execute a proxy without specifying their voting instructions, such PTMN Stockholders’ shares will be voted in accordance with the PTMN Board’s recommendation. If any other business is brought before the PTMN Special Meeting, PTMN Stockholders’ shares will be voted at the PTMN Board’s discretion unless PTMN Stockholders specifically state otherwise on their proxy.

A PTMN Stockholder may authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•

By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (833) 934-2732 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on October 18, 2020.

Important notice regarding the availability of proxy materials for the PTMN Special Meeting. PTMN’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the PTMN Special Meeting, by attending the PTMN Special Meeting and voting virtually or by a notice, provided in writing and signed by the PTMN Stockholder, delivered to PTMN’s Secretary on any business day before the date of the PTMN Special Meeting.

Solicitation of Proxies

PTMN and GARS will bear their own costs of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. PTMN intends to use the services of Broadridge Financial Solutions Inc. (“Broadridge”) to aid in the distribution and collection of proxy votes. PTMN expects to pay market rates of approximately $29,000 plus out-of-pocket expenses for such services. No additional compensation will be paid to directors, officers or regular employees for such services.

Appraisal Rights

PTMN Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the PTMN Special Meeting.

THE GARS SPECIAL MEETING

Date, Time and Place of the GARS Special Meeting

The GARS Special Meeting will be held virtually at 10:00 a.m., Eastern Time, on October 19, 2020 at the following website: www.virtualshareholdermeeting.com/GARS2020SM. This joint proxy statement/prospectus will be sent to GARS Stockholders of record as of August 27, 2020 on or about [●], 2020.

Purpose of the GARS Special Meeting

At the GARS Special Meeting, GARS Stockholders will be asked to approve the Merger Proposal and, if necessary or appropriate, the GARS Adjournment Proposal.

The GARS Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that GARS Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the GARS Adjournment Proposal.

Record Date

GARS Stockholders may vote their shares at the GARS Special Meeting only if they were a stockholder of record at the close of business on August 27, 2020. There were 16,049,352 shares of GARS Common Stock outstanding on the GARS Record Date. Each share of GARS Common Stock is entitled to one vote.

Quorum

A quorum must be present at the GARS Special Meeting for any business to be conducted. The presence at the GARS Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of GARS Common Stock issued and outstanding and entitled to vote at the GARS Special Meeting will constitute a quorum. Broker non-votes will not be treated as shares present for quorum purposes.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker, bank, trustee or nominee on behalf of a beneficial holder who does not provide explicit voting instructions as to how to vote such beneficial holder’s shares to such broker, bank, trustee or nominee and who does not attend the meeting. The Merger Proposal is a non-routine matter for GARS. As a result, if a GARS Stockholder holds shares in “street name” through a broker, bank, trustee or nominee, the broker, bank, trustee or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the GARS Adjournment Proposal.

Vote Required

Each share of GARS Common Stock held by a holder of record as of the GARS Record Date has one vote on each matter to be considered at the GARS Special Meeting.

The Merger Proposal

The affirmative vote of the holders of a majority of the outstanding shares of GARS Common Stock entitled to vote at the GARS Special Meeting is required to approve the Merger Proposal.

Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.

The GARS Adjournment Proposal

The affirmative vote of the holders of at least a majority of votes cast by holders of the shares of GARS Common Stock present at the GARS Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the GARS Adjournment Proposal.

Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the GARS Adjournment Proposal.

Voting of Proxies

GARS encourages GARS Stockholders to vote by proxy, which means that GARS Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with GARS Stockholders’ instructions. If GARS Stockholders execute a proxy without specifying their voting instructions, such GARS Stockholders’ shares will be voted in accordance with the GARS Board’s recommendation. If any other business is brought before the GARS Special Meeting, GARS Stockholders’ shares will be voted at the GARS Board’s discretion unless GARS Stockholders specifically state otherwise on their proxy.

A GARS Stockholder may vote by proxy in accordance with the instructions provided below. A GARS Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

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By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (833) 550-0993 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

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By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on October 18, 2020.

Important notice regarding the availability of proxy materials for the GARS Special Meeting. GARS’ proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the GARS Special Meeting, by attending the GARS Special Meeting and voting virtually or by a notice, provided in writing and signed by the GARS Stockholder, delivered to GARS’ Secretary on any business day before the date of the GARS Special Meeting.

Solicitation of Proxies

PTMN and GARS will bear their own costs of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. GARS intends to use the services of Broadridge to aid in the distribution and collection of proxy votes. GARS expects to pay market rates of approximately $30,000 for such services. No additional compensation will be paid to directors, officers or regular employees for such services.

Appraisal Rights

GARS Stockholders will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of GARS Stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

CAPITALIZATION

The following table sets forth (1) PTMN’s and GARS’ actual capitalization as of June 30, 2020 and (2) PTMN’s capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with PTMN’s and GARS’ condensed consolidated financial data incorporated by reference herein.

	As of June 30, 2020
	(unaudited, dollar amounts in thousands, except share and per share data)
	Actual	Actual	Pro forma Adjustments		Pro Forma
	Portman Ridge Finance Corporation	Garrison Capital Inc.			Portman Ridge Finance Corporation
Cash, cash equivalents and restricted cash	$13,880	$16,486	$(28,366	)(1)	$2,000
Debt less unamortized debt issuance costs	175,047	268,750	(164,500	)(2)	279,297
Net Assets	120,714	100,627	(24,613	)(3)	196,727
Total Capitalization	$309,641	$385,863	$(217,480)		$478,024
Number of common shares outstanding	44,495,221	16,049,352	13,036,140		73,580,713
NAV per common share	$2.71	$6.27			$2.67	(4)

(1)

Pro Forma adjustments reflect the impact of the $19.1 million special payment to GARS Stockholders, combined transaction expenses of approximately $4.0 million, debt repayments, net of asset sales, of approximately $4.1 million and the net settlement prior to closing of miscellaneous net liabilities as of June 30, 2020 of approximately $1.2 million.

(2)

Assumes asset sales of approximately $142 million at fair value, the proceeds of which, as well as accumulated cash of the combined entity, will be used to redeem approximately $161 million of secured notes issued by the CLO completed by GARS in October 2018, and repayment of borrowings of approximately $4 million on PTMN’s revolving credit facility. PTMN has yet to identify any specific assets for disposal.

(3)

Includes cash payment to stockholders of approximately $19 million, transaction expenses of PTMN of approximately $1.8 million; transaction expenses of GARS of approximately $2.2 million and write-off of GARS deferred financing costs of approximately $1.5 million.

(4)	The $0.04 Pro Forma NAV per common share decrease is a result of estimated PTMN transaction expenses.

THE MERGERS

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus.

General Description of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into GARS. GARS will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware and a direct, wholly owned subsidiary of PTMN. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the effectiveness of the Merger, GARS will merge with and into PTMN, with PTMN as the surviving entity in the Second Merger. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares) will be converted into and exchanged for the right to receive (i) an amount in cash equal to (A) the Aggregate Cash Consideration divided by (B) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and (ii) a number of shares of PTMN Common Stock equal to the Exchange Ratio, plus any cash in lieu of fractional shares. Furthermore, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders the Additional Cash Consideration.

Based on the number of shares of PTMN Common Stock issued and outstanding and the NAVs of PTMN and GARS as of June 30, 2020, it is expected that current PTMN Stockholders will own approximately 60% of the outstanding PTMN Common Stock and former GARS Stockholders will own approximately 40% of the outstanding PTMN Common Stock.

Background of the Mergers

Since GARS’ initial public offering in 2013, competition for private debt investment opportunities in the middle market has significantly intensified. One of the primary drivers of increased competition has been large inflows of capital from global investors seeking yield due to interest rates that have remained at or near historic lows. These inflows of capital have led to the formation of new BDCs, debt funds and other similar pooled investment vehicles with substantial amounts of capital to deploy, significant financial, technological and marketing resources, and a broader range of risk tolerances in the middle market lending space than GARS and Garrison Capital Advisers. In addition, structural innovations within the private and syndicated debt markets have afforded borrowers greater financing alternatives, thereby creating pricing pressure on all debt product categories. This combination of large inflows of capital, new competitive entrants, and expanded debt product offerings has created an imbalance between supply and demand and resulted in interest rate spread tightening and lower weighted-average yields associated with the investment portfolios of most BDC industry participants, including the investment portfolio of GARS.

In addition, like many publicly traded BDCs with smaller market capitalizations, shares of GARS Common Stock have consistently traded at a discount to NAV per share, which has limited GARS’ ability to raise additional equity capital and grow its portfolio. GARS suffered significant credit losses which led to further depression of the trading price for GARS Common Stock and further decreased its market capitalization. In addition, the relative size of the credit platform of Garrison Capital Advisers and its affiliates limited GARS’ ability to participate in certain origination opportunities where the borrower required more capital than GARS and its affiliates could provide. In light of the challenges being presented by persistent low interest rates, new competition, a broader range of available financing products, and GARS’ size constraints due to its comparatively small balance sheet, shortly after the fiscal quarter ended September 30, 2019, the GARS Board concluded that in order to maximize stockholder value over the longer term, GARS likely would be best served by finding a suitable strategic partner having the scale, scope, range of financing products and risk profile to navigate the increasingly sophisticated direct lending market.

At a meeting of the GARS Board held on October 30, 2019, at which management and representatives of each of KBW, Proskauer, and Eversheds Sutherland (US) LLP, outside legal counsel to the GARS Independent Directors (“Eversheds Sutherland”), also participated, the GARS Board interviewed KBW as a potential financial advisor. There was discussion regarding potential strategic options that might be available to GARS, including a merger with a public or private BDC, retention of a new investment adviser, a full liquidation or maintenance of the status quo, as well as the relevant considerations and illustrative timelines for such alternatives. KBW reviewed with the GARS Board KBW’s experience and qualifications and provided preliminary perspectives regarding GARS’ potential exploration of strategic alternatives. KBW also informed the GARS Board that it had relationships and familiarity with various potential strategic partners and disclosed, among other things, that it had acted as financial advisor to the acquired companies in two recent acquisitions by PTMN. The GARS Board considered the various advantages and disadvantages of engaging an investment banking firm to act as GARS’ financial advisor, the various strategic alternatives discussed with KBW and the experience of KBW’s team in the BDC and direct lending sectors as well as with mergers and acquisitions generally. On October 30, 2019, the GARS Board approved GARS’ engagement of KBW as its financial advisor to assist the GARS Board in connection with GARS’ exploration of strategic alternatives.

On November 12, 2019, GARS publicly announced that the GARS Board had decided to explore a variety of strategic alternatives that may be available to GARS and had retained KBW as its financial advisor and investment banker to assist GARS with this process.

Immediately after the November 12, 2019 announcement, at the direction of the GARS Board, KBW commenced an initial outreach to parties potentially interested in exploring a strategic transaction with GARS. Prior to being provided with confidential information regarding GARS, each potentially interested party was required to enter into a non-disclosure agreement (“NDA”) with GARS. Each NDA included customary restrictions on the use of GARS’ confidential information, along with customary “standstill” (and related “don’t ask/don’t waive”) provisions, which were designed to protect the strategic transaction review process and increase the likelihood that each participant would put forth its best offer through the bid solicitation process and not through other avenues. However, immediately prior to entering into the Merger Agreement, GARS notified each party to an NDA that it had waived the pertinent provisions of all outstanding NDAs such that no third party is prohibited from submitting an Acquisition Proposal to GARS, and, under the Merger Agreement, GARS has retained the right to waive any provision of any confidentiality or “standstill” agreement to the extent necessary to permit a third party to submit an Acquisition Proposal to GARS, in each case on a confidential basis and in a manner that is not reasonably expected to require GARS to make public disclosure regarding such proposal (but subject at all times to GARS’ disclosure obligations under applicable law).

During November 2019, GARS’ senior management discussed with members of the GARS Board providing retention arrangements for certain employees of Garrison Investment Group who provided services to GARS, as the increased compensation costs would be reimbursable by GARS pursuant to the administration agreement, dated as of October 9, 2012 (the “GARS Administration Agreement”), by and between GARS and Garrison Capital Administrator LLC (“Garrison Capital Administrator”). The GARS Independent Directors approved the allocation of the additional compensation expense to GARS during the final week of November 2019, and letter agreements were entered into with the relevant employees of Garrison Investment Group in early December 2019.

On December 20, 2019, GARS uploaded a first round process letter to the electronic data room. The first round process letter informed parties participating in the GARS Board’s strategic transaction review process of the bid information that would be required in their respective indications of interest and that such first round proposals were due on January 22, 2020.

On January 30, 2020, the GARS Board convened a special telephonic meeting, at which management and representatives of each of KBW, Proskauer and Eversheds Sutherland also participated, to discuss in detail the indications of interest that had been received on behalf of GARS. Eversheds Sutherland reviewed with the GARS Board the standard of conduct governing the acts of directors, applicable fiduciary duties and the standards of judicial review with regard to a strategic transaction review process. Eversheds Sutherland also discussed the potential benefits and issues of each type of strategic transaction being presented and provided an illustrative timeline for each transaction type and its component processes. KBW informed the GARS Board that to date, it had held specific discussions with 78 parties, including PTMN, regarding GARS’ strategic review process. From those discussions, 53 parties had executed an NDA and 14 parties had submitted written initial indications of interest, subject to ongoing due diligence at varying stages of completion. KBW reviewed with the GARS Board each initial indication of interest, including, among other things, the transaction type, structure and consideration. General views surrounding the proposals were discussed, with general consensus that Party A, Party B and Party C proceed and that certain other parties be asked to modify their initial proposals. The GARS Board authorized the GARS Independent Directors to finalize the list of parties to be invited to submit second round indications of interest.

On January 31, 2020, the GARS Independent Directors held a telephone conference with representatives of KBW and Eversheds Sutherland. KBW discussed with the GARS Independent Directors each initial indication of interest, including, among other things, the transaction type, structure and consideration. The GARS Independent Directors considered whether such indications of interest addressed the GARS Board’s objectives in the strategic exploration process. After discussion, pursuant to the GARS Board’s authorization, the GARS Independent Directors determined to invite Party A, Party B and Party C to proceed to the second round of the process and, in such second round, complete due diligence and submit second round indications of interest. In addition, the GARS Independent Directors directed KBW to contact four additional parties, including PTMN and Party D, and request that they modify their initial indications of interest in order to augment their chances of advancing to the second round. The other parties that submitted indications of interest, including Party E, proposed acquisition prices, merger premiums and/or levels of capital support, as applicable, less than those submitted by PTMN and the six other parties, or otherwise had characteristics that led the GARS Independent Directors, after evaluating such indications of interest with the assistance of KBW and members of GARS’ senior management, to conclude that such indications of interest did not satisfy the objectives of the strategic review process.

On February 3, 2020, the GARS Independent Directors held a telephone conference with representatives of Eversheds Sutherland. The GARS Independent Directors reported that, as they had directed, KBW had contacted four parties, including PTMN and Party D, and requested that they modify their initial indications of interest. Eversheds Sutherland then discussed with the GARS Independent Directors the due diligence process.

On February 14, 2020, the GARS Independent Directors held a telephone conference with representatives of KBW and Eversheds Sutherland. KBW provided the GARS Independent Directors with an update on the performance of due diligence of GARS by Party A, Party B and Party C, each of which had already advanced to the second round of the process. In addition, KBW reviewed with the GARS Independent Directors the revised initial indications of interest submitted by PTMN and Party D, each of which was requested to modify its initial indication of interest. KBW indicated that the other parties that were requested to modify their initial indications of interest had declined to do so. KBW then reviewed a revised indication of interest which had been submitted by Party E upon learning of its elimination from the strategic review process. Party E’s revised indication of interest regarding a potential business combination was a substantial improvement from its prior indication, and the GARS Independent Directors considered that the revised indication appeared to be competitive with other proposals being advanced to the second round. After discussion, the GARS Independent Directors determined to recommend inviting PTMN and Party E to join Party A, Party B and Party C in the second round of the process, complete due diligence and submit second round indications of interest.

On February 14, 2020, the GARS Board held a telephonic meeting, in which representatives of KBW, Proskauer and Eversheds Sutherland also participated, immediately following the meeting of the GARS

Independent Directors. KBW discussed with the GARS Board the revised proposals that were received from PTMN and Party D, as well as from Party E, and also discussed the two parties that were requested to (but did not) modify their initial indications of interest. The members of the GARS Board noted that Party D’s proposal, which contemplated entry into a new investment advisory agreement and a merger with a wholly-owned affiliate of Party D with $100 million in assets, did not sufficiently address the GARS Board’s concern regarding post-transaction scale of the company. After discussing the benefits and issues of each of PTMN’s and Party E’s proposals, including discussions regarding potential complexity of the proposed transactions, the expected value of the consideration to be received by GARS Stockholders and the reputation and resources of their respective investment advisers, the GARS Board agreed with the recommendation of the GARS Independent Directors to invite PTMN and Party E to advance to the second round of the process and to eliminate Party D from the process. The GARS Board then discussed the reverse due diligence process with respect to the five advancing parties. The meeting concluded with a discussion of the timing of the strategic review process, including delivery of an auction draft of the transaction document and the expected timing of second round indications of interest.

On February 26, 2020, GARS uploaded a second round process letter to the electronic data room. The second round process letter informed the five advancing parties (Party A, Party B, Party C, Party E and PTMN) of the bid information that would be required in their respective second round indications of interest and that such second round proposals were due on March 18, 2020.

On March 4, 2020, the GARS Board held a meeting at which management and representatives of each of KBW and Proskauer also participated. KBW provided the GARS Board with an update on the strategic review process. KBW summarized the meetings with GARS management that had been completed by PTMN, Party B and Party E and indicated that meetings with Party A and Party C were scheduled for the near future. KBW then informed the GARS Board that Party D, which was previously removed from the strategic review process by the GARS Board, had expressed interest in submitting a revised proposal contemplating a reverse merger. The GARS Board instructed KBW to request that Party D submit an updated proposal in writing and provide Party D with the second round process letter. The GARS Board then discussed the various proposals and counterparties that had advanced to the second round of the process.

On March 5, 2020, in connection with the regularly scheduled quarterly meeting of the PTMN Board, PTMN management provided the PTMN Board with an update regarding potential acquisition targets, and discussed the process to date regarding GARS.

On March 9, 2020, the GARS Independent Directors held a telephone conference with representatives of Eversheds Sutherland. In connection with the second round process, Mr. Morea provided an update on the on-site due diligence sessions that GARS’ senior management had held with PTMN, Party C and Party D. Mr. Morea noted that Party A was scheduled to perform on-site due diligence later in the week. He further noted that discussions were ongoing with Party B and Party E. Mr. Morea then discussed Party D, which had previously submitted an initial indication of interest and a revised indication of interest relating to a management contract transaction that was deemed insufficient and not selected to advance to the second round. Mr. Morea stated that Party D had since contacted KBW regarding the possibility of submitting an indication of interest relating to a potential reverse merger. Mr. Morea noted that the GARS Board was informed of this party’s renewed interest at its quarterly board meeting held on March 4, 2020 and that the GARS Board instructed KBW to request that Party D submit an indication of interest relating to a potential reverse merger. Mr. Morea further noted that such indication of interest from Party D had not yet been received.

The outbreak of COVID-19 resulted in extreme volatility and uncertainty across nearly every financial market, sector and industry worldwide in the month of March 2020. In the United States, the response of federal, state and local authorities to the COVID-19 pandemic was unprecedented, with widespread “stay at home” orders effectively shutting down much of the U.S. economy, an interest rate cut by the Federal Reserve and stimulus packages of over $2 trillion. As a result, the deadline for submitting second round indications of interest was extended from March 18, 2020 to March 25, 2020 and the impact of the widespread disruption, extraordinary uncertainty and unusual volatility arising from the COVID-19 pandemic on valuations of debt investments was reflected in the second round indications of interest submitted by the bidders.

On March 10, 2020, the auction draft of the merger agreement was uploaded to the electronic data room.

On March 12, 2020, Party E informed KBW that it was withdrawing its then-current proposal given the market changes resulting from the COVID-19 pandemic.

On March 25, 2020, Party A, Party B, Party C and PTMN submitted second round indications of interest.

On March 30, 2020, the GARS Board held a telephonic meeting at which management and representatives of each of KBW, Proskauer and Eversheds Sutherland also participated. KBW discussed the merger proposals submitted by Party A and PTMN, each of which consisted of a NAV-for-NAV merger with a cash payment to GARS Stockholders. KBW reviewed Party A’s adjustment to GARS’ NAV as of December 31, 2019 and noted for the GARS Board to consider that Party A’s proposal was subject to further valuation adjustments. KBW noted for the GARS Board to consider that the PTMN proposal contemplated that all valuation adjustments would be addressed in ongoing due diligence prior to the signing of definitive documentation. Proskauer then discussed the mark-ups of the auction draft of the merger agreement by PTMN and Party A, and management discussed the relative portfolio, leverage and platform resources of PTMN and Party A. KBW then reviewed the terms of the reverse merger proposal submitted by Party C, including the proposed consideration and possibility of increasing the size of the post-transaction entity. The GARS Board discussed with KBW the execution risk resulting from certain consents that would be required in connection with the proposed transaction with Party C. Management noted that the proposal did not address certain issues related to Party C’s existing portfolio and that reverse due diligence of Party C would require significant resources. KBW then discussed Party B, which on March 25, 2020 had modified its proposal for a merger into a proposal to enter into an investment advisory agreement with GARS, explaining the result of market conditions caused by the COVID-19 pandemic as the reason for such change. Management and the GARS Board then discussed with KBW the likelihood of a future merger, the proposed management fees and execution risk under Party B’s modified proposal. The GARS Board then discussed the viability of each remaining proposal and the benefits of keeping multiple parties engaged in the process. The GARS Board instructed KBW to inform each of Party A and PTMN of GARS’ desire to conduct two weeks of additional reverse due diligence on such potential counterparty in light of current market volatility. The GARS Board also instructed KBW to communicate to each of Party B and Party C that GARS was conducting further due diligence on certain other opportunities but that, pending the results of that due diligence and market developments, the GARS Board may seek to re-engage with them.

On April 17, 2020, the GARS Independent Directors held a telephone conference with representatives of KBW and Eversheds Sutherland. Brian Chase, a member of the GARS Board and the then Chief Operating Officer, Chief Compliance Officer and Secretary of GARS, was invited to participate in a portion of the telephone conference and provided an update regarding the status of reverse due diligence performed by GARS with respect to PTMN and Party A. KBW then provided an update regarding Party B, which had advanced to the second round based on its initial indication of interest relating to a potential business combination, noting that Party B had submitted a revised indication of interest relating to a management contract transaction. In addition, KBW informed the GARS Board that Party E, which had previously withdrawn its revised indication of interest regarding a business combination transaction, had since engaged in discussions with KBW regarding a potential management contract transaction. KBW further indicated that a potential new bidder, Party F, had expressed interest in a potential management contract transaction. KBW, Mr. Chase and the GARS Independent Directors discussed the respective platforms of Party E and Party F. KBW also provided an update regarding Party D, noting that it continued to prepare a revised indication of interest for a business combination transaction. After discussion, including of general considerations with respect to a potential management contract transaction, the GARS Independent Directors agreed that Party E and Party F should be permitted to submit indications of interest regarding a potential management contract transaction during the pendency of reverse due diligence by GARS.

On April 20, 2020, the GARS Board held a telephonic meeting at which representatives of management and each of KBW, Proskauer and Eversheds Sutherland also participated. KBW reviewed the terms of Party A’s binding indication of interest, dated April 19, 2020, relating to a business combination transaction (the “Party A April Proposal”), which included stock consideration at a fixed exchange ratio based on GARS’ adjusted NAV as of December 31, 2019 and cash consideration of $5.0 million (or approximately $0.31 per share of GARS Common Stock). The GARS Board considered that the Party A April Proposal included an expiration date. KBW observed that the Party A April Proposal was substantially similar to Party A’s March 25, 2020 proposal, but included a larger discount to GARS’ NAV as of December 31, 2019 than the previous proposal and included an expectation that GARS engage, at its own expense, a mutually agreed third-party valuation firm to conduct a full portfolio valuation. The timing of this valuation exercise during an exclusivity period raised some level of execution risk. KBW then reviewed the terms of a merger proposal submitted by Party D on April 20, 2020 (the “Party D April Proposal”). The Party D April Proposal was for 70% to 85% of GARS’ NAV prior to the closing of the transaction, through which GARS Stockholders would receive shares of Party D common stock valued at the greater of (a) the volume weighted average share price of Party D common stock for a to-be-agreed-upon time period or (b) Party D’s NAV per share prior to closing of the merger. KBW discussed potential liquidity considerations related to the Party D April Proposal. KBW provided an update on recent discussions with other potential counterparties, including PTMN, and indicated that no additional discussions with representatives of Party E and Party F regarding their respective proposals to enter into a management contract with GARS had occurred since the meeting of the GARS Independent Directors on April 17, 2020. Discussion then ensued regarding the various proposals and potential next steps with each potential counterparty, including views of the directors as to the relative need and desire of each potential counterparty to consummate their respective proposed transaction. Following the discussion, the GARS Board instructed KBW to keep Party A and PTMN engaged, to provide Party D with the auction draft of the merger agreement (which had not yet been provided to Party D for review) and request from Party D additional detail regarding its proposal and to ask Party E and Party F if and when each expected to be able to provide a revised proposal.

During the April 20, 2020 meeting of the GARS Board, based on the nature of certain of the indications of interest received, including the possibility that the existing investment adviser and/or its personnel would continue to provide, and receive compensation for, certain potential transition services to be provided by Garrison Capital Advisers following a strategic transaction, the GARS Board established the GARS Special Committee, which was comprised solely of the GARS Independent Directors, for the purpose of analyzing and evaluating the strategic alternatives. The GARS Special Committee was authorized to, among other things: (1) review, evaluate, consider and monitor negotiations related to the terms and conditions of any strategic alternative and any agreements or arrangements proposed to be entered into by GARS in connection with or relating to any strategic alternative, including to determine whether any strategic alternative is fair to and in the best interests of all of GARS Stockholders; (2) review, evaluate, consider and negotiate on behalf of GARS the terms and conditions of any agreements or arrangements proposed to be entered into by GARS or the surviving entity following the transaction or any of their respective affiliates, on the one hand, and with or for the benefit of Garrison Investment Group or any of its respective affiliates, on the other hand, in connection with or relating to any strategic alternative; (3) recommend to the GARS Board what action, if any, should be taken by the GARS Board with respect to any strategic alternative and any such agreements or arrangements proposed to be entered into in connection with or relating to any strategic alternative; and (4) take such other actions as the GARS Special Committee may deem to be necessary or appropriate for the GARS Special Committee to discharge its duties. In addition, the GARS Special Committee was authorized to recommend or not to recommend to the GARS Board any such strategic alternative, and to determine whether or not it is in the best interests of GARS and its stockholders that GARS proceed with any strategic alternative.

On April 23, 2020, BC Partners Credit submitted a letter to the GARS Board to address certain issues that had been raised with PTMN regarding its proposed business combination.

On April 24, 2020, the GARS Special Committee held a telephone conference with representatives of KBW and Eversheds Sutherland. KBW provided an update on its communications with the bidders since the prior

GARS Board meeting. KBW discussed the Party A April Proposal. The GARS Special Committee considered that the Party A April Proposal included an expiration date and was set to expire that day. The GARS Special Committee further considered that the Party A April Proposal would require GARS to enter into a 30-day exclusivity period with Party A and was subject to completion of definitive documentation and confirmatory accounting, valuation and legal due diligence. In addition, the GARS Special Committee considered the requirement under the Party A April Proposal for GARS to engage a third-party valuation firm at GARS’ sole expense to conduct a full portfolio valuation during the proposed exclusivity period. The GARS Special Committee then discussed with KBW the need for Party A to complete additional due diligence regarding GARS and for GARS to complete additional reverse due diligence on Party A. Next, KBW discussed PTMN’s indication of interest, dated March 25, 2020, relating to a business combination transaction (the “PTMN March Proposal”), which included a “NAV for NAV” exchange, whereby the exchange ratio would be determined at closing such that shares issued by PTMN to GARS Stockholders would result in an ownership split of the combined company based on each of PTMN’s and GARS’ respective NAV, plus cash consideration of $15.0 million (or approximately $0.93 per share of GARS Common Stock). The GARS Special Committee discussed with KBW PTMN’s recently completed strategic transactions as an indication of PTMN’s efforts to develop scale. KBW then discussed the Party D April Proposal. KBW informed the GARS Special Committee that Party D was continuing to review the GARS portfolio for a potential business combination and had a due diligence call scheduled for later that day with GARS’ management team. KBW further indicated that it appeared that Party D was not then in a position to provide a revised proposal, but greater visibility into its proposal was expected as due diligence proceeded. The GARS Special Committee then discussed with KBW the complexity of the Party D April Proposal, and the additional time necessary for completion of such potential business combination. KBW then provided an update on Party B’s previously discussed indication of interest relating to a management contract transaction. In addition, KBW indicated that each of Party E and Party F had received access to the electronic data room and was in the process of preparing an indication of interest regarding a management contract transaction. More visibility from Party E and Party F was expected during the following week. The GARS Special Committee discussed with KBW Party A’s imposed deadline of April 24, 2020 for acceptance of the Party A April Proposal. Mr. Morea noted that he previously informed Party A’s investment banker that the GARS Special Committee was considering several alternatives and could not be certain that a determination would be made by Party A’s requested date of April 24, 2020. After discussion regarding the potential strategic alternatives, the GARS Special Committee determined that, because of the changing nature of the proposals, and the need to receive more complete information, it was not yet in a position to select an alternative. The GARS Special Committee instructed KBW to inform Party A that the GARS Special Committee had not yet completed its review process.

On May 1, 2020, the GARS Special Committee held a telephone conference with representatives of KBW and Eversheds Sutherland. KBW indicated that it had been in contact with all of the bidders since the prior GARS Special Committee meeting. KBW indicated that Party D, Party E and Party F had recently requested and received GARS’ preliminary valuations as of March 31, 2020 and each was expected to use such information to submit revised or initial indications of interest, as applicable, in the near term. KBW reviewed the terms of the Party D April Proposal, as previously discussed with the GARS Special Committee, and noted that Party D expected to provide visibility shortly as to where Party D expected to come out in the broad range of 70% to 85% of GARS’ NAV, as included in the Party D April Proposal. The GARS Special Committee and KBW discussed Party D’s decision to wait to engage in reverse due diligence until after it submitted a revised indication of interest to the GARS Special Committee. In addition, the GARS Special Committee and KBW discussed the complexity of Party D’s structure, the lack of clarity of deal terms given Party D’s decision to not submit a mark-up of the auction draft of the merger agreement, and the additional time necessary for completion of a transaction with Party D. Next, KBW discussed its recent communications with Party A. Although the Party A April Proposal had expired on April 24, 2020, Party A asked to be informed if the GARS Special Committee had further interest in a business combination transaction with Party A. KBW then provided an update regarding recent communications with PTMN, Party B, Party E and Party F.

On May 5, 2020, the GARS Board held a telephonic meeting at which representatives of management and each of KBW, Proskauer and Eversheds Sutherland also participated. KBW provided the GARS Board with an update on the strategic review process. KBW indicated that Party D had not yet provided a mark-up of the auction draft of the merger agreement and that KBW expected to receive a revised proposal from Party D by May 8, 2020. The GARS Board discussed Party D’s liquidity position and potential rationale for pursuing a transaction with GARS. KBW then summarized discussions with representatives of Party A and indicated that a revised indication of interest was received from Party A on May 4, 2020 (the “Party A May Proposal”), which proposed a reduced exchange ratio and an additional $45 million adjustment to GARS’ NAV as of March 31, 2020. The GARS Board and KBW discussed the decline in the exchange ratio and the increased adjustment to GARS’ NAV in each proposal provided by Party A. The Party A May Proposal would expire on May 7, 2020. The GARS Board discussed the adjustment to GARS’ NAV proposed by Party A and the appropriate strategy for negotiating with Party A going forward. The GARS Board instructed KBW to request from Party A’s financial advisor an explanation of, and to express displeasure regarding, the proposed additional adjustment to GARS’ NAV as of March 31, 2020. KBW then summarized discussions with representatives of PTMN, indicating that PTMN continued to propose a merger on a NAV-for-NAV basis as set forth in the PTMN March Proposal and that the implied value of the PTMN March Proposal was comparable to the Party A May Proposal but that PTMN proposed cash consideration of $0.93 per share compared to the $0.31 per share proposed by Party A. KBW then summarized discussions with representatives of Party F, which continued to evaluate a management contract proposal. KBW then summarized recent discussions with representatives of Party B, noting that Party B welcomed any feedback on its most recent proposal as the strategic review process developed. KBW then indicated that in discussion with representatives of Party C, Party C had indicated its willingness to re-engage in the process if requested by the GARS Board. Finally, KBW indicated that representatives of Party E had communicated that the firm’s investment committee had decided to terminate Party E’s participation in GARS’ strategic review process.

On May 6, 2020, in connection with the regularly scheduled quarterly meeting of the PTMN Board, PTMN management provided the PTMN Board with an update regarding potential acquisition targets, including recent developments regarding PTMN’s proposal to merge with GARS.

On May 7, 2020, the Party A May Proposal expired by its terms, and there were no further discussions with representatives of Party A.

On May 12, 2020, the GARS Special Committee held a telephone conference with representatives of KBW and Eversheds Sutherland. KBW provided an update on discussions with the bidders since the prior GARS Special Committee meeting. KBW then discussed with the GARS Special Committee the revised indication of interest received from Party D on May 11, 2020 (the “Party D May Proposal”). The Party D May Proposal included an offer price of $4.50 to $4.75, in the form of 100% Party D common stock and included a proposed structure through which the investment assets acquired through the acquisition would be held in an off balance sheet special purpose vehicle structured as a joint venture with a third party, which would allow for the outstanding debt under the GARS collateralized loan obligation to be excluded from Party D’s debt balances for purposes of calculating Party D’s asset coverage under the 1940 Act. Eversheds Sutherland and KBW discussed the use and structure of joint ventures in the BDC industry and how the proposed joint venture in a merger transaction differed from the use and structure generally utilized. KBW relayed that Party D indicated that it had certain third parties in mind for the joint venture, but had not yet approached any of them. KBW also relayed that Party D viewed the need to secure a third party for the proposed joint venture as a structural contingency of the Party D May Proposal. The GARS Special Committee considered the fact that Party D, unlike PTMN, had not yet submitted a mark-up of the auction draft of the merger agreement, so certain terms of the Party D May Proposal and hurdles to execution of definitive documentation remained unclear. KBW relayed that Party D did not intend to submit a mark-up of the auction draft of the merger agreement until after GARS and Party D had entered into an exclusivity agreement. KBW next discussed with the GARS Special Committee the revised indication of interest received from PTMN on May 10, 2020 (the “PTMN May 10th Proposal”). The PTMN

May 10th Proposal increased the aggregate cash consideration from $15 million to $22.5 million, including $5.0 million from Sierra Crest. The GARS Special Committee noted that PTMN had previously submitted a mark-up of the auction draft of the merger agreement and discussed the lower execution risk for a potential business combination with PTMN, as compared to a potential business combination with Party D. The GARS Special Committee, with the assistance of KBW, compared the advantages and disadvantages of the Party D May Proposal and the PTMN May 10th Proposal. In addition, the GARS Special Committee discussed that PTMN had completed a significantly greater amount of due diligence than Party D. Regarding Party D’s potential to obtain a third party partner for the proposed joint venture, the GARS Special Committee discussed with KBW the risk that Party D’s ability to locate a third party partner may present challenges which could increase if the financial markets worsen. Due to the complexity of Party D’s structure and the fact that Party D had not yet submitted a mark-up of the auction draft of the merger agreement, had only begun due diligence on GARS, and did not have a firm joint venture partner, the GARS Special Committee believed that the Party D May Proposal presented greater-than-average execution risk. At this meeting, KBW also informed the GARS Special Committee that Party B remained interested in a potential management contract transaction, that Party E had decided not to submit an indication of interest regarding a potential management contract transaction and that Party F had not provided any feedback to KBW. The GARS Special Committee and KBW then discussed responding to PTMN to request an increase in the cash consideration from $1.40 to $1.50 per share of GARS Common Stock in order to create more value for GARS Stockholders. The GARS Special Committee and KBW also discussed that GARS’ management was preparing an analysis of the relative value of liquidating GARS’ portfolio. After discussion, the GARS Special Committee determined that (i) KBW would reach out to PTMN to request that PTMN increase the cash consideration in the PTMN May 10th Proposal, (ii) Mr. Morea would engage in a discussion with Party D, on behalf of the GARS Special Committee, and (iii) GARS’ management would provide KBW with a liquidation analysis.

Later on May 12, 2020, PTMN submitted a further revised indication of interest (the “PTMN May 12th Proposal”). In comparison to the PTMN May 10th Proposal, the PTMN May 12th Proposal increased the aggregate cash consideration from $22.5 million to $24.1 million (or approximately $1.50 per share of GARS Common Stock), including $5.0 million from Sierra Crest.

On May 15, 2020, the GARS Board held a telephonic meeting at which representatives of management and each of KBW, Proskauer and Eversheds Sutherland also participated. KBW reviewed historical specialty finance market transaction premiums and noted that the premium in both the Party D May Proposal and the PTMN May 12th Proposal were above the 75th percentile relative to the surveyed transaction premiums. KBW compared the Party D May Proposal, which offered 100% Party D common stock consideration, and the PTMN May 12th Proposal, which included cash consideration. The GARS Board discussed with KBW how, given the fixed range for the exchange ratio in the Party D May Proposal, GARS Stockholders would not benefit if the market price of GARS Common Stock improved prior to closing, while PTMN’s NAV-for-NAV structure would enable GARS Stockholders to benefit from any such increase. In addition, based on current NAVs, GARS Stockholders would own approximately 42% of the combined company following the proposed transaction with PTMN and a significantly smaller percentage of the combined company following the proposed transaction with Party D. The GARS Board then discussed with KBW the relative execution risk presented by each proposal, noting that (1) unlike PTMN, Party D’s representatives had not provided a mark-up of the auction draft of the merger agreement or substantially completed the required due diligence processes and (2) Party D’s proposal required a commitment from a third-party investor that had not yet been obtained. After robust discussion, the GARS Special Committee recommended that the GARS Board approve entry into an exclusivity agreement with PTMN subject to satisfactory review by Proskauer and Eversheds Sutherland of certain due diligence materials and the GARS Board approved entry into an exclusivity agreement with PTMN subject to satisfactory review by Proskauer and Eversheds Sutherland of such due diligence materials and authorized the officers of GARS to negotiate such an agreement.

Subsequent to the May 15, 2020 GARS Board meeting, a liquidation analysis was performed by GARS’ management, which indicated that, based on management’s assumptions (including with respect to the impact of widespread disruption, extraordinary uncertainty and unusual volatility arising from the COVID-19 pandemic), a merger transaction with PTMN would likely deliver greater value to GARS Stockholders than a liquidation of GARS’ portfolio, which management estimated would result in GARS Stockholders receiving between $2.66 and $5.14 per share of GARS Common Stock, and likely in the bottom half of such range.

On May 17, 2020, the GARS Board approved compensation for the GARS Special Committee, which is comprised solely of the GARS Independent Directors. Effective May 17, 2020, each member of the GARS Special Committee receives a one-time retainer of $20,000 paid in connection with the formation of the GARS Special Committee and a retainer of $10,000 per month, but not to exceed $50,000 in the aggregate, until and including the closing of a strategic alternative or disbanding of the GARS Special Committee (the “GARS Special Committee Fee”).

On May 19, 2020, GARS entered into an exclusivity agreement (the “Exclusivity Agreement”) with PTMN granting PTMN the exclusive right to negotiate a transaction with GARS for a 30-day period. Also on May 19, 2020, Proskauer provided KBW with a reverse legal due diligence request list to be provided to PTMN.

On May 27, 2020, Eversheds Sutherland, on behalf of the GARS Special Committee, provided comments on the draft Merger Agreement to Simpson Thacher, counsel to PTMN. Between May 29, 2020 and June 18, 2020, Eversheds Sutherland and Simpson Thacher exchanged revised drafts of the Merger Agreement and held various telephone calls to discuss comments to the Merger Agreement. In connection with negotiating the Merger Agreement on behalf of the GARS Special Committee, Eversheds Sutherland held various telephone calls with Proskauer. Proskauer also held various telephone calls with Simpson Thacher regarding the due diligence and reverse due diligence processes as well as certain related matters.

On June 3, 2020, the GARS Board held a telephonic meeting at which representatives of management and each of KBW, Proskauer and Eversheds Sutherland also participated. KBW provided the GARS Board with an update on how recent movements in GARS Common Stock and PTMN Common Stock affected the implied value of the transaction with PTMN, noting that the implied value had decreased since the PTMN May 12th Proposal as a result of the increase in the market price of GARS Common Stock relative to PTMN Common Stock. However, the GARS Board considered and confirmed that the NAV-for-NAV structure of the proposed transaction enabled GARS Stockholders to benefit from increases in the market price of PTMN Common Stock prior to closing and that, if PTMN Common Stock traded back to its February 21, 2020 market price prior to closing, the implied value of the transaction to GARS Stockholders would be $6.00 per share of GARS Common Stock. Eversheds Sutherland and Proskauer provided an update on the draft Merger Agreement and related matters. Eversheds Sutherland noted that they had discussed the draft Merger Agreement with Simpson Thacher and that a revised draft was expected by June 6, 2020. Proskauer provided an update on reverse due diligence, which remained ongoing.

On June 4, 2020, Simpson Thacher provided Eversheds Sutherland with a revised draft of the Merger Agreement. On June 11, 2020, Eversheds Sutherland provided Simpson Thacher with a revised draft of the Merger Agreement.

On June 12, 2020, the GARS Board held a telephonic meeting at which representatives of management and each of KBW, Proskauer and Eversheds Sutherland also participated. KBW provided an update on recent trends in the market prices of publicly traded BDCs, including GARS and PTMN. Proskauer and Eversheds Sutherland provided an update on legal reverse due diligence, noting that it was ongoing and certain materials remained outstanding. Eversheds Sutherland provided the GARS Board with a summary of significant points on the draft Merger Agreement that remained open to negotiation, including the positions included in the most recent draft Merger Agreement provided by Simpson Thacher and Eversheds Sutherland’s recommendations for each point. The GARS Board and Eversheds Sutherland engaged in robust discussion regarding the open points, including those related to certain activities during the period between signing of the Merger Agreement and closing of the Merger. Eversheds Sutherland then advised that the exclusivity period expired on June 17, 2020 and advised that the Exclusivity Agreement be amended to extend the period for an additional week.

On June 16, 2020, a conference call was held among the GARS Special Committee, Eversheds Sutherland, Proskauer and KBW to discuss remaining open points on the draft Merger Agreement.

On June 17, 2020, the Exclusivity Agreement was amended to extend the exclusivity period to June 24, 2020. Later on June 17, 2020, Simpson Thacher sent Eversheds Sutherland a revised draft of the Merger Agreement.

On June 18, 2020, the GARS Board held a telephonic meeting to provide an update on the negotiation of the draft Merger Agreement. Representatives of management, Proskauer and Eversheds Sutherland also participated. Eversheds Sutherland provided an overview of the remaining points subject to negotiation. A discussion ensued among the GARS Board, Eversheds Sutherland and Proskauer about the draft Merger Agreement, the proposed resolution of the open points and the agreement reached with PTMN on certain of the items. The GARS Board and Eversheds Sutherland also discussed how the Merger Agreement would apply to certain activities of GARS prior to closing.

Between June 19, 2020 and June 23, 2020, Eversheds Sutherland and Simpson Thacher exchanged revised drafts of the Merger Agreement and held various telephone calls to discuss comments to the Merger Agreement. Proskauer held various telephone calls and had other correspondence with Simpson Thacher relating certain aspects of the Merger Agreement.

On June 23, 2020, the PTMN Board held a special meeting via video conference to consider the proposed transaction with GARS. Representatives from Sierra Crest participated in the meeting, along with Simpson Thacher, counsel to PTMN and Sierra Crest, and Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), counsel to the PTMN Independent Directors. The PTMN Board reviewed and discussed information that had been provided in advance of the meeting regarding the proposed Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal, GARS, and the anticipated benefits of the transaction. A description of the PTMN Board’s considerations of the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal, is included in the section entitled “—Reasons for the Mergers—PTMN” below. At the conclusion of the meeting the PTMN Board, including the PTMN Independent Directors, unanimously determined that the Mergers are in the best interests of PTMN and in the best interests of PTMN’s Stockholders, adopted the Merger Agreement and approved the proposed Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal.

On June 24, 2020, Simpson Thacher sent Eversheds Sutherland a revised draft of the Merger Agreement.

Later on June 24, 2020, the GARS Special Committee and the GARS Board held a telephone conference, with representatives of Garrison Capital Advisers, Proskauer, Eversheds Sutherland and KBW also participating in such conference call. At the meeting, Eversheds Sutherland reviewed with the GARS Special Committee the duties of each director under Delaware law that were applicable in considering the proposed Merger. Proskauer discussed a summary of the regulatory, compliance, tax, finance, corporate and other due diligence reviews of PTMN. Eversheds Sutherland also discussed with the GARS Special Committee the revised draft of the Merger Agreement and other documents that had been circulated prior to the meeting and their material provisions, with a particular focus on certainty of closing and the GARS Board’s ability to change its recommendation and/or accept a superior proposal if such action is in the best interests of GARS Stockholders. KBW then reviewed the financial aspects of the proposed Merger and rendered an opinion to the GARS Special Committee and, as requested by the GARS Special Committee, the GARS Board, which opinion was initially rendered verbally and subsequently confirmed by delivery of a written opinion, dated June 24, 2020, to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the per share consideration (including the additional consideration from Sierra Crest) to be received by the holders of GARS Common Stock in the Merger was fair, from a financial point of view, to such holders, as more fully described in the section entitled “—Opinion of the Financial Advisor to the GARS Special Committee” below. Following a discussion of the foregoing matters by the GARS Special Committee, the GARS Special Committee unanimously (1) determined, and recommended that the GARS Board determine, that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, are advisable and fair to and in the best interests of GARS and GARS Stockholders, and (2) recommended that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, be approved by the GARS Board and thereafter executed and submitted to GARS Stockholders for consideration at a special meeting.

Based in part upon the unanimous recommendations of the GARS Special Committee, the GARS Board, including the GARS Independent Directors, unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are advisable and fair to and in the best interests of GARS and GARS Stockholders, and (2) approved, declared advisable and adopted the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers. The GARS Board then unanimously directed that such matters be submitted to GARS Stockholders for approval and recommended that GARS Stockholders vote to approve the same.

On June 24, 2020, following approval of the Merger Agreement by the GARS Board, PTMN, GARS, Merger Sub and Sierra Crest executed and delivered the Merger Agreement. PTMN and GARS issued a press release announcing the execution of the Merger Agreement on June 24, 2020.

Reasons for the Mergers

PTMN

At various video conference and in-person PTMN Board meetings, Sierra Crest discussed the potential transaction between PTMN and GARS and recommended to the PTMN Board the approval of the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal. In connection with these discussions, Sierra Crest provided information regarding the proposed Merger Agreement and the transactions contemplated thereby, GARS, and the anticipated effects of the merger on PTMN and PTMN Stockholders, both immediately after the Mergers and over the longer-term assuming that some portion of the anticipated investment, market and financial synergies of the merger are realized. Over the course of its review of the materials and information provided and its consideration of the Mergers, the PTMN Board consulted with Sierra Crest and PTMN’s legal advisors. In addition, the PTMN Independent Directors were advised by Skadden regarding the nature and adequacy of the information provided, including the terms of the Merger Agreement and their fiduciary duties under state and federal law in approving the Merger Agreement and the transactions contemplated thereby. The PTMN Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Merger Agreement and the transactions contemplated thereby. On June 23, 2020, the PTMN Board, including the PTMN Independent Directors after meeting in executive session with Skadden and Simpson Thacher, unanimously determined that the Mergers are in the best interests of PTMN and in the best interests of PTMN’s Stockholders, and that PTMN Stockholders will not suffer any economic dilution relative to PTMN’s NAV as a result of the Mergers other than dilution resulting from transaction expenses.

The PTMN Board, including the PTMN Independent Directors, weighed various benefits and risks in considering the Merger Agreement and the transactions contemplated thereby, including with respect to the immediate effects of the Mergers on PTMN and PTMN Stockholders, with respect to the potential benefits that could be experienced by the combined company after the Mergers and with respect to potential risks and negative factors that could cause the Mergers not to close or their anticipated benefits not to be realized. Some of the material factors considered by the PTMN Board that assisted it in concluding that Mergers are in the best interests of PTMN and PTMN Stockholders included, among others:

Investment Strategies and Risks. The PTMN Board reviewed both PTMN’s and GARS’ investment program and noted that they have substantially similar investment objectives, strategies and risks and that each focuses on making investments in privately-held middle-market companies. The PTMN Board took into consideration that, after the Mergers, PTMN Stockholders would be invested in an investment vehicle that pursued the same objective as PTMN, but with a more diversified portfolio, and that their investment experience would likely be comparable in the combined entity.

Investment Adviser. The PTMN Board considered that the combined company would have the same investment adviser and management team that have already been considered and approved by the PTMN Board and the PTMN Independent Directors. The PTMN Board believed that, because there would be no change in the investment adviser, the combined entity and PTMN Stockholders would receive the same quality of services from Sierra Crest as they are currently receiving and would continue to benefit from the experience and expertise of its current portfolio management and credit teams. In this regard, the PTMN Board viewed favorably the overall investment and operational performance of Sierra Crest since taking over the management of PTMN and OHA Investment Corporation, as well as Sierra Crest’s demonstrated competence in evaluating and effectively arranging for the Mergers for the benefit of stockholders.

Benefits of Spreading Public Company Costs Across a Larger Asset Base. The PTMN Board considered that, as a result of the Mergers, the ratio of PTMN’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, insurance, audit fees and other expenses) to assets is expected to be lower than PTMN’s current expense ratio. The PTMN Board noted that, if the Mergers are consummated, the fixed costs and expenses would be spread across a larger asset base and duplicative fixed costs would be eliminated. As a result, although certain one-time costs would be borne by PTMN Stockholders in connection with the Mergers, the total annual expenses borne by PTMN Stockholders on a pro forma basis are expected to be reduced by approximately 1.3%, resulting from an anticipated reduction in general and administrative expenses as a percentage of total assets of approximately 1.6%. The PTMN Board and the PTMN Independent Directors found that the expected decrease in the total annual expense ratio of the combined entity would benefit PTMN and PTMN Stockholders if the Merger Agreement and the transactions contemplated thereby were approved.

Earnings Yield, Quality of Earnings and Distributions. Based on pro forma information reviewed by the PTMN Board, the PTMN Board considered that, if expected Merger synergies were not realized, the Mergers would be expected to slightly reduce PTMN’s net investment income yield in the near term, but in any event are expected to increase the quality of PTMN’s earnings by reducing exposure to non-income producing equity securities and to payment-in-kind securities, which would likely improve the resiliency of the earnings profile of the combined company. The PTMN Board considered that, after the initial year following the completion of the Mergers, the combined company’s earnings yield, net investment income per share and dividend coverage are anticipated to improve and, combined with anticipated lower expenses, could create the potential for increased distributions to stockholders.

No Dilution. The PTMN Board considered that the Mergers will be executed on a NAV-for-NAV basis (determined shortly before the Closing Date on the basis of methodologies that were considered by the PTMN Board) and therefore PTMN Stockholders will not suffer any economic dilution relative to PTMN’s NAV as a result of the Mergers other than dilution resulting from transaction expenses. The PTMN Board also considered the diligence conducted by Sierra Crest with regards to the GARS investment portfolio and the values assigned to the assets in the portfolio.

Increased Market Capitalization and Commensurate Increased Trading Volume. As the Mergers contemplate an equity offering that will significantly increase PTMN’s market capitalization, the PTMN Board considered that there is the potential for greater trading interest for PTMN Common Stock, which may result in tighter bid-ask spreads and increased trading volume. The PTMN Board noted that PTMN’s increased profile could result in additional market coverage of PTMN by financial analysts and, potentially, an increased focus by current and potential investors on PTMN, including institutional investors. In addition, the PTMN Board considered the discount at which the PTMN Common Stock trades as compared to its NAV and considered that the increased profile and coverage could potentially result in a narrowing of that discount.

Quality of Holdings, Enhanced Portfolio Diversification and Potential to Increase Portfolio Yield. The PTMN Board reviewed the expected portfolio composition of the combined company, including the quality of

GARS’ holdings, noting that the Mergers are expected to decrease PTMN’s CLO equity exposure, which would decrease its risk and yield, and also are expected to increase PTMN’s first lien exposure, which would decrease its risk and yield. The PTMN Board noted that Sierra Crest expects to be able to transition GARS assets effectively after the Mergers and that PTMN and GARS had minimal portfolio overlap. The PTMN Board considered that the combined company could provide benefits to PTMN Stockholders in the form of greater diversification and reduced concentration of investments. The PTMN Board also considered Sierra Crest’s diligence of the GARS portfolio and the values assigned to its assets.

Terms of the Merger Agreement. The PTMN Board considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, as described in further detail below:

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The Merger Agreement imposes customary restrictions on GARS’ ability to operate outside the ordinary course of business during the Interim Period (as defined below), including regarding GARS’ ability to issue equity securities, incur indebtedness, acquire and dispose of assets and pay dividends. In particular, the Merger Agreement does not expressly permit GARS to take actions outside the ordinary course of business on account of COVID-19 pandemic.

•	The Merger Agreement contains customary “non-solicitation covenants” (as defined below). In particular, the Merger Agreement:

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requires GARS to cease existing solicitations of and negotiations with third parties (other than PTMN) regarding Acquisition Proposals and to request the prompt return or destruction of all confidential information previously furnished to any such persons in connection therewith;

•	prohibits GARS from initiating, soliciting or knowingly and intentionally encouraging any inquiries with respect to, or the making of, any Acquisition Proposal;

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imposes customary limitations on GARS’ ability to respond to, and negotiate with respect to, certain unsolicited Acquisition Proposals from third parties made prior to the time that GARS Stockholders approve the Merger Proposal; and

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entitles PTMN to customary “matching rights” prior to GARS (i) terminating the Merger Agreement in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal (as defined below) or (ii) effecting a Change in Recommendation (as defined below) in response to a Superior Proposal.

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Except with respect to an SP Action or IE Action (each as defined below), (i) GARS must not withhold or withdraw, or modify or qualify in a manner adverse to PTMN, the GARS Board Recommendation (as defined below) and (ii) GARS must include the GARS Board Recommendation in this joint proxy statement/prospectus. Even if GARS effects a Change in Recommendation (whether or not validly), unless and until the Merger Agreement is validly terminated, GARS must nonetheless submit the Merger Agreement to GARS Stockholders for the purpose of voting on the adoption of the Merger Agreement and the approval of the Mergers, although GARS need not advocate that GARS Stockholders vote in favor of the adoption of the Merger Agreement and the approval of the Mergers.

•

The Merger Agreement provides that GARS will be required to pay a customary termination fee to PTMN in certain circumstances if the transactions contemplated by the Merger Agreement are not consummated.

•	The Merger Agreement requires GARS to use its reasonable best efforts to ensure that the CLO Conditions (as defined below) are promptly satisfied.

Other Considerations. The PTMN Board considered that the Mergers are not expected to affect the ability of PTMN to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs. The PTMN Board also considered benefits that could result from the Mergers, such as an increase in scale of PTMN and an increase in “non-qualifying asset” capacity for higher yielding opportunities.

Risks. In the course of its deliberations, the PTMN Board also considered a variety of risks and other potentially negative factors, including (which are not in any relative order of importance): (1) that it would be possible that the Mergers may not be completed or may be delayed; (2) certain restrictions may be imposed on the conduct of PTMN’s business prior to completion of the Mergers, requiring PTMN to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, which could delay or prevent PTMN from taking advantage of business opportunities that may arise pending completion of the Mergers; (3) under most circumstances, PTMN will be responsible for the expenses incurred by PTMN in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, whether or not the Mergers are consummated, including the costs and expenses of any filing and other fees payable by PTMN to the SEC in connection with the Mergers; and (4) it is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect PTMN’s business.

When considering the information described above, including all of the anticipated effects of the Mergers on PTMN and PTMN Stockholders and the related pro forma information, the PTMN Board noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The PTMN Board acknowledged that the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information are based depend on many factors and variables, including, among other things, asset mix, the performance of individual investments, changing cost of service providers, portfolio turnover level, leverage, the cost of leverage, changes in interest rates and general market conditions. The PTMN Board noted that there is no assurance that any of the potential benefits to PTMN or PTMN Stockholders as a result of the Mergers will be realized, including any anticipated synergies, and that the combined entity could experience detrimental effects that had not been anticipated.

This discussion of the information and factors that the PTMN Board considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the PTMN Board. Because of the wide variety of factors considered in connection with its evaluation of the Mergers and Merger Agreement and the complexity of those matters, PTMN’s Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the PTMN Board may have given different weights to different factors.

The PTMN Board, including the PTMN Independent Directors, considered all of these factors and others as a whole and, on balance, determined the Mergers to be in the best interests of PTMN and PTMN Stockholders and unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal.

GARS

As previously disclosed, the GARS Board reviewed a variety of strategic alternatives that the GARS Board believed would enhance value for GARS Stockholders.

In evaluating the merger proposal from PTMN, the GARS Board, including the GARS Independent Directors, consulted with and received the advice of GARS’ management and certain outside advisors. In reaching its decision, the GARS Board and the GARS Special Committee considered a number of factors, including the following factors, and, as a result, determined that entering into the Merger Agreement and consummating the transactions contemplated thereby, including the Mergers, is in the best interests of GARS and GARS Stockholders.

The following discussion of the information and factors considered by the GARS Board and the GARS Special Committee is not intended to be exhaustive. However, it includes all of the material factors considered by them in evaluating the Merger. In view of the complexity and the large number of the factors considered, the GARS Board and the GARS Special Committee did not find it practicable to, and did not attempt to, quantify or assign any relative or specific weight to the various factors. Rather, they based their recommendation or approval, as applicable, on the totality of the information presented to and considered by them, including the duration, robustness and outcome of the competitive process of seeking strategic alternatives for GARS, and concluded that, overall, the positive factors of the Merger to GARS Stockholders outweigh the risks and potential negative factors related to the Merger.

Any calculations related to the Merger Consideration discussed below are based on the March 31, 2020 NAV and number of outstanding shares of GARS Common Stock and PTMN Common Stock as of that date, unless otherwise indicated. The actual Merger Consideration may be different, and will depend on the NAV and outstanding shares of GARS Common Stock and PTMN Common Stock at or around the Closing Date, as determined pursuant to the Merger Agreement.

Financial Terms of the Merger Agreement with PTMN. The GARS Board and the GARS Special Committee considered the financial terms of the Merger Agreement, including that:

•

GARS Stockholders will receive from PTMN and Sierra Crest value per share (based on the NAV per share of PTMN Common Stock and the aggregate value of cash consideration) of approximately 105% of GARS’ NAV per share, calculated based on GARS’ March 31, 2020 NAV.

•	GARS Stockholders will receive the following merger consideration:

•	the Aggregate Cash Consideration in an amount equal to $19.1 million in cash (approximately $1.19 per share of GARS Common Stock) from PTMN;

•

the Share Consideration consisting of shares of PTMN Common Stock equal, in the aggregate, to the product of the Exchange Ratio multiplied by the number of issued and outstanding shares of GARS Common Stock immediately prior to the Merger (plus cash in lieu of fractional shares). For these purposes, the “Exchange Ratio” is equal to (a) the NAV per-share of GARS at the closing of the Merger (adjusted to reflect the per-share impact of the $19.1 million cash consideration), divided by (b) the NAV per-share of PTMN at the closing of the Merger. Based on the number of issued and outstanding shares of GARS Common Stock as of March 31, 2020, and the NAV per share of PTMN Common Stock and the NAV per share of GARS Common Stock on such date, the foregoing formula would have resulted in the issuance of approximately 32.1 million shares of PTMN Common Stock after accounting for anticipated expenses of both parties related to the transaction; and

•

the Additional Cash Consideration from Sierra Crest, the external investment adviser to PTMN, in an amount equal to $5 million in cash in the aggregate (approximately $0.31 per share of GARS Common Stock);

•

based on respective March 31, 2020 NAV for GARS ($105.7 million, or $6.59 per share of GARS Common Stock) and PTMN ($120.4 million, or $2.69 per share of PTMN Common Stock), adjusted for expected transaction expenses, and the closing price of PTMN Common Stock on June 23, 2020 of $1.25, the transaction (including the Additional Cash Consideration from Sierra Crest of $0.31 per share of GARS Common Stock) values GARS Common Stock at approximately $3.97 per share, which represents 62% of GARS’ March 31, 2020 NAV per share (adjusted for expected transaction expenses) and a 43% premium to the closing price of GARS Common Stock on June 23, 2020 (which was the last trading day before entering into the Merger Agreement); and

•

the Cash Consideration and the Additional Cash Consideration, which collectively account for approximately $1.50 per share of GARS Common Stock, provide immediate liquidity and certainty of value to GARS Stockholders.

Thorough Review of Strategic Alternatives. The GARS Board and GARS Special Committee considered the results of the extensive review of strategic alternatives, as discussed below:

•	GARS publicly announced that it was actively evaluating strategic alternatives, and an extensive process seeking strategic alternatives was undertaken by GARS, with KBW’s assistance;

•	GARS and/or KBW, on behalf of GARS, contacted 78 potential strategic partners, 53 of whom executed confidentiality agreements, and 14 of whom submitted initial indications of interest;

•

the GARS Board and the GARS Special Committee reviewed a range of options, including the sale of all or a part of GARS, a merger with another party, a full liquidation of GARS and continuing to operate GARS on a standalone basis, including with a new investment adviser;

•

the beliefs of the GARS Board and the GARS Special Committee, formed based on a review of the results of the strategic review process, which were evaluated with the assistance of GARS’ management and advisors, that the Merger is more favorable to GARS Stockholders than other opportunities and alternatives reasonably available to GARS, taking into account the potential risks, rewards and uncertainties associated with each alternative, including, among other opportunities and alternatives, the following: (1) pursuing business combinations with entities other than PTMN; (2) pursuing a full liquidation of GARS; and (3) continuing to operate GARS on a standalone basis, including with a new investment adviser;

•

the beliefs of the GARS Board and the GARS Special Committee, formed after consultation with GARS’ management and advisors, that prolonging the discussions with PTMN or continuing to solicit interest from additional third parties would be unlikely to lead to a better offer and could have resulted in the loss of PTMN’s offer; and

•

PTMN’s obligation to complete the Merger is not conditioned upon receipt of financing, and each of PTMN and Sierra Crest has represented that it will have sufficient cash or sources of cash to enable it to pay the respective amounts due at the Closing.

Strategic and Business Considerations. The GARS Board and the GARS Special Committee considered the various opportunities for the combined company to provide strategic and business opportunities for its stockholders and to generate additional stockholder value, including:

•

GARS Stockholders will continue as stockholders in PTMN, and, based on the outstanding shares and relative NAV of GARS Common Stock and PTMN Common Stock outstanding as of March 31, 2020, current GARS Stockholders would own approximately 42% of the combined company immediately following completion of the Merger;

•

the combined company will be externally managed by Sierra Crest and is expected to have total investments of approximately $638.5 million and NAV of approximately $207.0 million (each based on March 31, 2020 balance sheets, not adjusted for transaction expenses);

•

following the Merger, GARS Stockholders are expected to benefit from (1) access to the full range of resources of Sierra Crest; (2) investment opportunities originated through the BCP Credit platform; and (3) the utilization of BC Partners’ broader resources, including relationships and institutional knowledge from over 30 years of private market investing;

•

the combined company’s investment portfolio following the Merger will provide additional scale and portfolio diversification, which will position the combined company, among other things, to (1) capitalize on favorable market conditions; (2) originate larger transactions with increased final hold positions; and (3) enhance access to lower cost of capital from banks and capital market participants;

•	GARS Stockholders of the combined company will have an ability to participate in the future growth of PTMN, including potential upside if PTMN’s Common Stock trades higher in the future;

•	the Merger is expected to deliver operational synergies for the combined company as a result of the larger scale and elimination of redundant GARS expenses following the Merger;

•	GARS Stockholders are expected to realize immediate net investment income per share accretion following the Closing;

•	the combined historical performance of GARS and PTMN and expected ability to make future dividend payments to stockholders are expected to benefit GARS Stockholders;

•

shares of PTMN Common Stock received in exchange for shares of GARS Common Stock may be more liquid than GARS Common Stock, given the increased size and diversification of the equity base of the combined company;

•

Sierra Crest (or BCP) previously agreed to contribute all incentive fees actually paid to Sierra Crest through March 31, 2021 under the PTMN Investment Advisory Agreement to purchase newly issued shares of PTMN Common Stock at NAV (subject to an aggregate purchase cap of $10 million);

•	PTMN has implemented a share buyback program for up to $10 million, which could support the trading price of the combined company;

•	based on a review of PTMN, the belief that PTMN and BC Partners have shown the ability to execute this type of merger transaction; and

•

GARS’ knowledge of PTMN’s business, operations, financial condition, earnings and prospects, taking into account the results of GARS’ business and legal due diligence review of PTMN’s operations, its portfolio companies and other corporate and financial matters conducted by GARS and the fact that no significant issues were uncovered as a result of such review.

Opinion of the Financial Advisor to the GARS Special Committee. The opinion, dated June 24, 2020, of KBW to the GARS Special Committee and, as requested by the GARS Special Committee, the GARS Board, as to the fairness, from a financial point of view and as of the date of such opinion, to the holders of GARS Common Stock of the per share consideration (including the additional consideration from Sierra Crest) to be received by such holders in the Merger, as more fully described below under “The Mergers—Opinion of the Financial Advisor to the GARS Special Committee.”

Terms of the Merger Agreement. The GARS Board and GARS Special Committee considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, including:

•	the terms of the Merger Agreement are unlikely to unduly deter third parties from making unsolicited Acquisition Proposals (as defined below) because:

•

the Merger Agreement does not preclude GARS from responding to, and negotiating with respect to, certain unsolicited Acquisition Proposals from third parties made prior to the time that GARS Stockholders approve the Merger Proposal if any such third party makes an unsolicited Acquisition Proposal that the GARS Board determines in good faith, after consultation with its outside counsel and financial advisors, constitutes or could reasonably be expected to result in a Superior Proposal and that the failure of the GARS Board to respond to such Superior Proposal would reasonably be expected to be inconsistent with the fiduciary duties of the GARS Board under the DGCL;

•

if, prior to the time that GARS Stockholders approve the Merger Proposal, the GARS Board determines in good faith, after consultation with its outside counsel and financial advisors, that an unsolicited Acquisition Proposal is bona fide and constitutes a Superior Proposal, then, after complying with PTMN’s customary “matching rights,” the GARS Board can terminate the Merger Agreement in order to simultaneously enter into a binding definitive agreement providing for the consummation of such Superior Proposal if the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL, provided that, concurrently with such termination, GARS will pay PTMN a termination fee of approximately $2.375 million, minus any amounts that GARS previously paid to PTMN in the form of expense reimbursement;

•

under the Merger Agreement, GARS may waive any provision of any confidentiality or “standstill” agreement to the extent necessary to permit any person to submit an Acquisition Proposal on a confidential basis to GARS in a manner that is not reasonably expected to require public disclosure by GARS (but in no event will GARS be prohibited from making any such public disclosure to the extent required by applicable law); and

•

prior to entering into the Merger Agreement, GARS notified each counterparty that it had waived the standstill provisions under each outstanding confidentiality agreement entered into in connection with the review of strategic alternatives to the extent necessary to allow each counterparty to submit an Acquisition Proposal on a confidential basis to GARS in a manner that is not reasonably expected to require public disclosure by GARS (but in no event will GARS be prohibited from making any such public disclosure to the extent required by applicable law).

•

the negotiation of the Merger Agreement, including the amount of consideration payable thereunder, was conducted through extensive arm’s-length negotiations under the oversight of the GARS Special Committee, which is composed solely of the GARS Independent Directors;

•	the Merger Agreement includes customary terms, including customary non-solicitation, “fiduciary out,” closing and termination provisions; and

•	the Merger Agreement imposes a continuing obligation on PTMN to provide customary indemnification to and maintain customary “D&O” liability insurance coverage for officers and directors of GARS.

Risks and Potential Negative Factors. The GARS Board and the GARS Special Committee considered the risks and potential negative factors relating to the Merger Agreement, including:

•

changes in the NAV of GARS and PTMN before the completion of the Merger may affect the amount and composition of the Merger Consideration to be received by GARS Stockholders, and changes in the market price of PTMN Common Stock may affect the market value of the Merger Consideration to be received by GARS Stockholders;

•

the prohibition in the Merger Agreement on GARS’ ability to solicit acquisition proposals from third parties and the restrictions in the Merger Agreement on GARS’ ability to respond to and negotiate unsolicited Acquisition Proposals from third parties; the requirement that GARS pay PTMN an approximately $2.375 million termination fee if the Merger Agreement is terminated under certain circumstances; and the risk that such restrictions and termination fee may discourage third parties that might otherwise have an interest in a business combination with, or acquisition of, GARS from making unsolicited Acquisition Proposals;

•	there can be no assurance that the combined company will succeed or otherwise achieve its projected financial results;

•	the possibility that the consummation of the Merger may be delayed or not occur at all, and the possible significant adverse impact that such event would have on GARS and its business;

•

the restrictions on the conduct of GARS’ business during the period between execution of the Merger Agreement and the Closing Date, which may delay or prevent GARS from taking advantage of business opportunities that may arise during such time which, absent the Merger Agreement, GARS might otherwise have pursued;

•	the risk that GARS Stockholders may vote down the Merger Proposal at the GARS Special Meeting; and

•	the risk that PTMN Stockholders may vote down the Merger Stock Issuance Proposal at the PTMN Special Meeting.

Interests of Certain Persons Related to GARS in the Mergers

Certain of GARS’ directors and officers who are affiliated with Garrison Capital Advisers have interests in the Merger that are different from, or in addition to, the interests of the GARS Stockholders in general. When the members of the GARS Special Committee evaluated the Merger and negotiated the Merger Agreement, they were aware of and took into account the potentially differing interests of certain of GARS’ directors and officers described below. The GARS Board also was aware of and took into account these differing interests when it decided to accept the GARS Special Committee’s recommendation that it approve the Merger and the Merger Agreement and declare the Merger and the Merger Agreement advisable.

Transition Services Agreement

As disclosed above, Sierra Crest and Garrison Capital Advisers have engaged in discussions regarding a transition services agreement pursuant to which Garrison Capital Advisers would provide certain consulting services to Sierra Crest relating to GARS’ existing investment portfolio subsequent to the Closing. As of the date hereof negotiations are still ongoing, but Sierra Crest and Garrison Capital Advisers have discussed terms pursuant to which Garrison Capital Advisers would receive, in exchange for its transition services, a quarterly fee of $187,500 for approximately four years, or $3.0 million of aggregate payments, following the Closing.

The PTMN Board Recommendation

The PTMN Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Merger Stock Issuance Proposal, and unanimously recommends that PTMN Stockholders vote “FOR” the Merger Stock Issuance Proposal and, if necessary or appropriate, “FOR” the PTMN Adjournment Proposal.

The GARS Board Recommendation

The GARS Board, acting on the recommendation of the GARS Special Committee, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that GARS Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the GARS Adjournment Proposal.

Opinion of the Financial Advisor to the GARS Special Committee

KBW was engaged by GARS to render financial advisory and investment banking services to GARS (including the GARS Board) until the GARS Special Committee was formed, and thereafter to render such services solely to the GARS Special Committee. Such services would, at the request of the GARS Special Committee, include the delivery of an opinion to the GARS Special Committee and, if requested by the GARS Special Committee, the GARS Board, as to the fairness, from a financial point of view, to the holders of GARS Common Stock of the per share consideration in the proposed Merger. GARS selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in BDC merger transactions. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC securities in connection with mergers and acquisitions.

As part of its engagement, representatives of KBW attended the joint meeting of the GARS Special Committee and the GARS Board held on June 24, 2020 at which the GARS Special Committee and the GARS Board evaluated the proposed transaction. At this meeting, KBW reviewed the financial aspects of the proposed Mergers and rendered an opinion to the GARS Special Committee and the GARS Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the per share consideration (including the additional consideration from Sierra Crest) to be received by the holders of GARS Common Stock in the proposed Merger was fair, from a financial point of view, to such holders. The GARS Special Committee recommended that the GARS Board approve the Merger Agreement at this meeting, and following such recommendation the GARS Board did so.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this joint proxy statement/prospectus, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the GARS Special Committee and, as requested by the GARS Special Committee, the GARS Board in connection with their respective consideration of the financial terms of the transaction. The opinion addressed only the fairness, from a financial point of view, of the per share consideration in the Merger to the holders of GARS Common Stock. It did not address the underlying business decision of GARS to engage in the transaction or enter into the Merger Agreement or constitute a recommendation to the GARS Special Committee or the GARS Board in connection with the transaction, and it does not constitute a recommendation to any GARS Stockholder or any stockholder of any other entity as to how to vote in connection with the transaction or any other matter, nor does it constitute a recommendation regarding whether or not any such stockholder should enter into a voting, stockholders’, or affiliates’ agreement with respect to the transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

At the direction of GARS and without independent verification, KBW relied upon and assumed for purposes of its analyses and opinion, that the GARS Per Share NAV would be $6.45 and the PTMN Per Share NAV would be $2.67 and that, as a result thereof, the exchange ratio in the Mergers would be 1.972x.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of GARS and PTMN and bearing upon the transaction, including, among other things:

•	a draft of the Merger Agreement, dated June 20, 2020 (the most recent draft then made available to KBW);

•	the audited financial statements and Annual Report on Form 10-K for the three fiscal years ended December 31, 2019 of GARS;

•	the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 of GARS;

•	the audited financial statements and Annual Report on Form 10-K for the three fiscal years ended December 31, 2019 of PTMN;

•	the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 of PTMN;

•	certain other interim reports and other communications of GARS and PTMN provided to their respective stockholders; and

•

other financial information concerning the businesses and operations of GARS and PTMN that was furnished to KBW by GARS and PTMN or which KBW was otherwise directed to use for purposes of its analyses.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

•	the historical and current financial position and results of operations of GARS and PTMN;

•	the assets and liabilities of GARS and PTMN;

•	the nature and terms of certain other merger transactions and business combinations in the BDC industry;

•	a comparison of certain financial and stock market information for GARS and PTMN with similar information for certain other companies the securities of which are publicly traded;

•

financial and operating forecasts and projections of GARS that were prepared by, and provided to KBW and discussed with KBW by, GARS management and that were used and relied upon by KBW at the direction of such management and with the consent of the GARS Special Committee; and

•

publicly available consensus “street estimates” of PTMN, as well as assumed long-term PTMN growth rates provided to KBW by Sierra Crest management, all of which information was discussed with KBW by Sierra Crest management and used and relied upon by KBW based on such discussions, at the direction of GARS management and with the consent of the GARS Special Committee.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the BDC industry generally. KBW also participated in discussions that were held with the respective managements of GARS, Garrison Capital Advisers, PTMN and Sierra Crest regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of GARS and PTMN and such other matters as KBW deemed relevant to its inquiry. In addition, KBW considered the results of the efforts undertaken by GARS, with KBW’s assistance, to solicit indications of interest from third parties regarding a potential transaction with GARS.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to it or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon the management of GARS as to the reasonableness and achievability of the financial and operating forecasts and projections of GARS referred to above (and the assumptions and bases therefor), and KBW assumed that such forecasts and projections were reasonably prepared and represented the best currently available estimates and judgments of such management and that such forecasts and projections would be realized in the amounts and in the time periods estimated by such management. KBW further relied, with the consent of GARS and the GARS Special Committee, upon PTMN management as to the reasonableness and achievability of the publicly available consensus “street estimates” of PTMN and the assumed long-term PTMN growth rates, all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information was reasonably prepared and represented, or in the case of PTMN consensus “street estimates” referred to above that such estimates represented reasonable estimates generally consistent with, the best currently available estimates and judgments of PTMN management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated.

The portion of the foregoing financial information of GARS and PTMN that was provided to KBW was not prepared with the expectation of public disclosure. All of the foregoing financial information, including the publicly available consensus “street estimates” of PTMN, is based on numerous variables and assumptions that are inherently uncertain (including factors related to general economic and competitive conditions and, in particular, assumptions regarding the ongoing COVID-19 pandemic) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with the respective managements of GARS and PTMN, and with the consent of the GARS Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. Among other things, such information assumed that the ongoing COVID-19 pandemic could have a significant adverse impact on GARS and PTMN. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either GARS or PTMN since the date of the last financial statements of each such entity that were made available to KBW. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of GARS or PTMN, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of GARS or PTMN under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses:

•

the transaction and any related transactions would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the Merger Consideration and no other consideration or payments in respect of GARS Common Stock;

•	the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

•	each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•

there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the transaction or any related transaction and all conditions to the completion of the transaction and any related transaction would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the transaction and any related transaction, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of GARS, PTMN or the pro forma entity, or the transaction.

KBW assumed that the transaction would be consummated in a manner that complies with the applicable provisions of the Securities Act, the Exchange Act and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of GARS that GARS relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to GARS, PTMN, the transaction and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, to the holders of GARS Common Stock of the per share consideration to be received by such holders in the Merger. KBW expressed no view or opinion as to any other terms or aspects of the transaction or any term or aspect of any related transaction, including without limitation, the form or structure of the transaction (including the form of the per share consideration or the allocation thereof between cash and stock) or any such related transaction, any consequences of the transaction or any such related transaction to GARS, GARS Stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, shareholder, escrow or other agreements, arrangements or understandings contemplated or entered into in connection with the transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been widespread disruption, extraordinary uncertainty and unusual volatility arising from the effects of the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected, and may affect, the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes to the GARS Per Share NAV or the PTMN Per Share NAV after the date of KBW’s opinion from the respective amounts thereof that KBW was directed to assume for purposes of its analyses and its opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

•	the underlying business decision of GARS to engage in the transaction or enter into the Merger Agreement;

•	the relative merits of the transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by GARS, the GARS Special Committee or the GARS Board;

•

the fairness of the amount or nature of any compensation to any of GARS’ officers, directors or employees, or any class of such persons, relative to the compensation to the holders of GARS Common Stock;

•

the effect of the transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of GARS (other than the holders of GARS Common Stock, solely with respect to the per share consideration (as described in KBW’s opinion) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of PTMN or any other party to any transaction contemplated by the Merger Agreement;

•

whether PTMN had sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate PTMN cash consideration to the holders of GARS Common Stock at the closing of the Merger;

•

whether Sierra Crest had sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate Additional Cash Consideration to the GARS Stockholders at the closing of the Mergers;

•	the actual value of PTMN Common Stock to be issued in the Merger;

•

the prices, trading range or volume at which PTMN Common Stock or GARS Common Stock would trade following the public announcement of the transaction or the prices, trading range or volume at which PTMN Common Stock would trade following the consummation of the transaction;

•	any advice or opinions provided by any other advisor to any of the parties to the transaction or any other transaction contemplated by the Merger Agreement; or

•

any legal, regulatory, accounting, tax or similar matters relating to GARS, PTMN, their respective stockholders, or relating to or arising out of or as a consequence of the transaction or any related transaction, including whether or not the transaction would qualify as a tax-free reorganization for U.S. federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, GARS and PTMN. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the GARS Special Committee in making its determination to recommend, and the GARS Board in making its determination to approve, the Merger Agreement and the transaction. Consequently, the analyses described below should not be viewed as determinative of the decision of the GARS Special Committee and the GARS Board with respect to the fairness of the per share consideration in the proposed Merger. The type and amount of consideration payable in the Merger were determined through negotiation between GARS and PTMN and the decision of GARS to enter into the Merger Agreement was solely that of the GARS Board, acting upon the recommendation of the GARS Special Committee.

The following is a summary of the material financial analyses presented by KBW to the GARS Special Committee and the GARS Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the GARS Special Committee and the GARS Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Transaction Value for the Transaction. KBW calculated an implied transaction value for the proposed transaction of $63.6 million in the aggregate, or $3.96 per share of GARS Common Stock, based on aggregate cash consideration of $19.1 million from PTMN and $5.0 million from Sierra Crest and the implied value of the stock consideration of using an assumed exchange ratio of 1.972x and the closing price of PTMN Common Stock on June 23, 2020. This implied transaction value for the proposed transaction was used to calculate implied transaction multiples and those multiples were compared to the ranges of multiples found in the financial analyses described below.

Selected Companies Analysis. Using publicly available information, KBW compared the market performance of GARS and PTMN to 14 selected publicly-traded externally managed BDCs with market capitalizations less than $200 million.

The selected companies were as follows:

BlackRock Capital Investment Corporation	THL Credit, Inc.
Horizon Technology Finance Corporation	OFS Capital Corporation
Saratoga Investment Corp.	Investcorp Credit Management BDC, Inc.
Stellus Capital Investment Corporation	Medley Capital Corporation
Monroe Capital Corporation	Capitala Finance Corp.
Oxford Square Capital Corp.	Great Elm Capital Corp.
MVC Capital, Inc.	Harvest Capital Credit Corporation

To perform this analysis, KBW used market price information as of June 23, 2020 and reported NAV per share data as of the end of the most recent completed quarterly period available (which in the case of GARS was March 31, 2020). KBW also used latest 12 months (“LTM”) net investment income per share (“NII”) for GARS, PTMN and the selected companies and calendar years 2020 and 2021 earnings per share estimates (“EPS”) taken from consensus “street estimates” of GARS, PTMN and the selected companies.

KBW’s analysis showed the following concerning the market performance of GARS, PTMN and the selected companies (excluding the impact of the LTM NII multiple for one of the selected companies, the calendar year 2020 EPS multiples for 11 of the selected companies and the calendar year 2021 EPS multiples for three of the selected companies, which multiples were considered to be not meaningful (“NM”)):

	GARS	PTMN	Selected Companies
			Minimum	25th Percentile	Median	Average	75th Percentile	Maximum
Price / NAV per share	0.42x	0.46x	0.32x	0.46x	0.58x	0.61x	0.70x	0.97x
Price / LTM NII	3.8x	6.1x	2.2x	3.8x	5.0x	5.5x	6.2x	11.4x
Price / 2020 EPS	NM	NM	3.0x	5.1x	7.2x	10.5x	14.2x	21.2x
Price / 2021 EPS	5.2	8.0x	4.5x	5.7x	6.8x	8.0x	8.2x	19.4x

KBW’s analysis also showed the following concerning the market performance of GARS, PTMN and the six selected companies with market capitalizations less than $100 million (excluding the impact of the LTM NII multiple and the calendar year 2021 EPS multiple for one of the selected companies, which multiples were considered to be not meaningful):

	GARS	PTMN	Selected Companies – Market Capitalization Less than $100M
			Minimum	25th Percentile	Median	Average	75th Percentile	Maximum
Price / NAV per share	0.42x	0.46x	0.32x	0.41x	0.44x	0.50x	0.49x	0.86x
Price / LTM NII	3.8x	6.1x	2.2x	3.6x	4.1x	4.2x	5.0x	6.2x
Price / 2020 EPS	NM	NM	NM	NM	NM	NM	NM	NM
Price / 2021 EPS	5.2x	8.0x	4.5x	6.4x	6.8x	8.9x	7.4x	19.4x

KBW then applied a range of price-to-NAV per share multiples of 0.5x to 0.7x derived from the 25th and 75th percentile multiples of the selected companies to the March 31, 2020 NAV per share of GARS and a range of price-to-LTM NII multiples of 3.8x to 6.2x derived from the 25th and 75th percentile multiples of the selected companies to the NII per share of GARS for the 12-month period ended March 31, 2020. This analysis indicated the following ranges of the implied value per share of GARS Common Stock, as compared to the implied transaction value for the proposed transaction of $3.96 per outstanding share of GARS Common Stock:

Implied Value Per Share Ranges of GARS Common Stock
Based on NAV per share of GARS as of March 31, 2020	$3.01 to $4.60
Based on LTM NII per share of GARS for the 12-month period ended March 31, 2020	$2.82 to $4.57

No company used as a comparison in the above selected companies analysis is identical to GARS or PTMN. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis—BDCs. KBW reviewed publicly available information related to 15 selected acquisitions of BDCs announced since April 2009, referred to as the selected BDC transactions.

The selected BDC transactions were as follows:

Acquirer	Acquired Company
Crescent Capital BDC, Inc.	Alcentra Capital Corporation
Portman Ridge Finance Corporation	OHA Investment Corporation
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners L.L.C.; Barings LLC	Triangle Capital Corporation
TCG BDC, Inc.	NF Investment Corp.
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Management, LLC; Great Elm Capital Group, Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation
Saratoga Investment Corp.	GSC Investment Corp.
Ares Capital Corporation	Allied Capital Corporation
Prospect Capital Corporation	Patriot Capital Funding, Inc.
Highland Credit Strategies Fund	Highland Distressed Opportunities, Inc.

For each selected BDC transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):

•	Price to NAV per share of the acquired company; and

•	Price to LTM NII per share of the acquired company

KBW also reviewed the price per common share paid for the acquired company for the 12 selected BDC transactions involving publicly traded acquired companies as a premium/(discount) to the closing price of the acquired company one day and 30 days prior to the announcement of the acquisition (expressed as percentages and referred to as the one day market premium and the 30 day market premium). The resulting transaction multiples and premiums for the selected BDC transactions were compared with the corresponding transaction multiples and premiums of the proposed transaction based on the implied transaction value for the proposed transaction of $3.96 per share of GARS Common Stock and using historical financial information for GARS as of and for the 12-month period ended March 31, 2020 and the closing prices of GARS Common Stock on June 23, 2020 and May 11, 2020.

KBW’s analysis showed the following concerning the proposed transaction and the selected transactions (excluding the impact of the price-to-LTM NII per share of three of the selected transactions, which multiples were considered to be not meaningful because they were either negative or greater than 35.0x):

	Transaction	Selected BDC Transactions
		Minimum	25th Percentile	Median	Average	75th Percentile	Maximum
Price / NAV Per Share	60.1%	40.0%	57.9%	86.3%	80.2%	100.0%	107.8%
Price / LTM NII Per Share	5.4x	2.4x	5.2x	9.0x	8.4x	10.7x	13.5x
One-Day Premium	42.3%	(39.9%)	0.2%	26.1%	35.8%	36.6%	222.0%
30-Day Premium	136.9%	(22.3%)	(6.5%)	23.9%	33.0%	33.3%	162.7%

KBW applied a range of price-to-NAV per share multiples of 0.6x to 1.0x derived from the 25th and 75th percentile multiples of the selected BDC transactions to the March 31, 2020 NAV per share of GARS. KBW also applied a range of price-to-LTM NII multiples of 5.2x to 10.7x derived from the 25th and 75th percentile multiples of the selected BDC transactions to the NII per share of GARS for the 12-month period ended March 31, 2020. This analysis indicated the following ranges of the implied value per share of GARS Common Stock, as compared to the implied transaction value for the proposed transaction of $3.96 per outstanding share of GARS Common Stock:

Implied Value Per Share Ranges of GARS Common Stock
Based on March 31, 2020 NAV per share of GARS	$3.81 to $6.59
Based on LTM NII per share of GARS for the last 12 months ending March 31, 2020	$3.78 to $7.88

In addition, solely for illustrative purposes, KBW applied a range of one day market premiums of 0.2% to 36.6% derived from the 25th and 75th percentile one day market premiums of the selected BDC transactions to the closing price of GARS Common Stock on June 23, 2020 and a range of 30 day market premiums of (6.5%) to 33.3% derived from the 25th and 75th percentile 30 day market premiums of the selected BDC transactions to the closing price of GARS Common Stock on May 11, 2020, which indicated the following illustrative ranges of the implied value per share of GARS Common Stock:

Illustrative Implied Value Per Share Ranges of GARS Common Stock
Based on One Day Market Premium to Closing Price of GARS Common Stock on June 23, 2020	$2.78 to $3.80
Based on 30 Day Market Premium/Discount to Closing Price of GARS Common Stock on May 11, 2020	$3.60 to $3.71

No company or transaction used as a comparison in the above selected transaction analysis is identical to GARS or the proposed transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Dividend Discount Analysis of GARS. KBW performed a dividend discount analysis of GARS on a standalone basis to estimate ranges for the implied equity value of GARS. In this analysis, KBW used financial and operating forecasts and projections of GARS that were provided by GARS management. KBW assumed discount rates ranging from 20.0% to 25.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of GARS over the period from the assumed closing date of the proposed transaction through December 31, 2023 and (ii) the present value of GARS’ implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2023 estimated NAV per share multiples and the other based on fiscal year 2023 estimated dividend yields. Using implied terminal values for GARS calculated by applying a terminal multiple range of 0.4x to 1.0x to GARS’ estimated NAV per share as of December 31, 2023, this analysis resulted in a range of implied values per share of GARS Common Stock of approximately $2.71 to $5.19 per share, as compared to the implied transaction value for the proposed transaction of $3.96 per outstanding share of GARS Common Stock. Using implied terminal values for GARS calculated by applying a terminal dividend yield range of 17.0% to 9.0% to GARS’ estimated fiscal year 2023 dividends, this analysis resulted in a range of implied values per share of GARS Common Stock of approximately $3.13 to $5.19 per share, as compared to the implied transaction value for the proposed transaction of $3.96 per outstanding share of GARS Common Stock.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of GARS.

Dividend Discount Analysis of PTMN. KBW performed a dividend discount analysis of PTMN on a standalone basis to estimate ranges for the implied equity value of PTMN. In this analysis, KBW used publicly available consensus “street estimates” of PTMN and assumed long-term growth rates for PTMN provided by Sierra Crest management. KBW assumed discount rates ranging from 20.0% to 20.5%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of PTMN over the period from the assumed closing date of the transaction through December 31, 2023 and (ii) the present value of PTMN’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2023 estimated NAV per share multiples and the other based on fiscal year 2023 estimated dividend yields. Using implied terminal values for PTMN calculated by applying a terminal multiple range of 0.4x to 1.0x to PTMN’s estimated NAV per share as of December 31, 2023, this analysis resulted in a range of implied values per share of PTMN Common Stock of approximately $0.92 to $1.86 per share. Using implied terminal values for PTMN calculated by applying a terminal dividend yield range of 17.0% to 9.0% to PTMN’s estimated fiscal year 2023 dividends, this analysis resulted in a range of implied values per share of PTMN Common Stock of approximately $0.93 to $1.54 per share.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of PTMN or the pro forma combined company.

Liquidation Analysis of GARS. KBW utilized a liquidation analysis of GARS that was provided by GARS management to estimate ranges for the implied equity value of GARS. The liquidation analysis was based on projections of net proceeds that could be generated in a hypothetical liquidation of GARS that were prepared by GARS management. KBW assumed discount rates ranging from 20.0% to 25.0% to derive present values of the projected net proceeds, which resulted in a range of implied values per share of GARS Common Stock of approximately $2.66 to $5.14 per share, as compared to the implied transaction value for the proposed transaction of $3.96 per outstanding share of GARS Common Stock.

The results of a liquidation analysis are highly dependent on the assumptions that must be made, including projected net proceeds from asset sales and discount rates. The analysis did not purport to be indicative of the actual values or expected values in a liquidation of GARS.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of PTMN and GARS to various pro forma balance sheet and income statement items and the combined market capitalization of the combined entity. This analysis did not include purchase accounting adjustments. To perform this analysis, KBW used historical financial information for PTMN and GARS as of and for the 12-month period ended March 31, 2020 and the closing prices of PTMN Common Stock and GARS Common Stock on June 23, 2020. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of PTMN Stockholders and GARS Stockholders in the combined company based on an assumed 1.972x exchange ratio in the proposed Merger and also hypothetically assuming 100% stock consideration in the proposed Merger for illustrative purposes:

	PTMN as a % of Total	GARS as a % of Total
Ownership
At Assumed 1.972x Exchange Ratio	59%	41%
Assuming 100% stock consideration	52%	48%

Balance Sheet as of March 31, 2020
Total Assets	41%	59%
Investments	43%	57%
Total Debt	31%	69%
Net Assets	53%	47%

Income Statement for the 12-month period ended March 31, 2020
LTM NII	41%	59%

Market Capitalization
Pre-Deal Market Capitalization	56%	44%

Miscellaneous. KBW acted as financial advisor to GARS (including the GARS Board) until such time as the GARS Special Committee was formed, and after such time, solely to the GARS Special Committee in connection with the proposed transaction and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to an existing sales and trading relationship between a KBW broker-dealer affiliate and PTMN), KBW and its affiliates may from time to time purchase securities from, and sell securities to, GARS, PTMN and Sierra Crest. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of GARS or PTMN for its and their own accounts and for the accounts of its and their respective customers and clients. KBW employees may also from time to time maintain individual positions in PTMN. As GARS was previously informed by KBW, such positions currently include an individual position in shares of PTMN Common Stock held by a senior member of the KBW advisory team providing services to GARS in connection with the proposed transaction.

Pursuant to the KBW engagement agreement, GARS agreed to pay KBW a cash fee equal to the greater of (i) $1,000,000 or (ii) 1.25% of the aggregate consideration in the proposed transaction, $250,000 of which became payable to KBW with the rendering of KBW’s opinion and the balance of which is contingent upon the consummation of the transaction. GARS also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with the present engagement, during the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to GARS. During the two years preceding the date of KBW’s opinion, KBW provided investment banking and financial advisory services to PTMN (formerly named KCAP Financial, Inc. prior to April 1, 2019) and received compensation for such services. KBW acted as (i) financing advisor in KCAP’s March 2018 credit facility, (ii) financial advisor to KCAP in connection with its December

2018 sale of certain of its asset management subsidiaries, and (iii) financial advisor to PTMN in connection with its April 2019 externalization of advisor transaction. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking and financial advisory services to Sierra Crest. KBW may in the future provide investment banking and financial advisory services to GARS, PTMN or Sierra Crest and receive compensation for such services.

Regulatory Approvals Required for the Mergers

The obligations of PTMN and GARS to complete the Mergers are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that the PTMN Common Stock to be issued as part of the Merger Consideration has been approved for listing by Nasdaq and that the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part) has become effective under the Securities Act. PTMN and GARS have agreed to cooperate with each other and use their reasonable best efforts to obtain all actions, non-actions, clearances, waivers, consents, approvals, authorizations, licenses, permits or orders from any governmental or regulatory authority necessary to consummate the Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

Third-Party Consents Related to the Mergers

PTMN and GARS have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement, including the Mergers. In particular, the parties will seek to obtain certain consents related to the on-balance sheet CLO completed by GARS in October 2018. See “Description of the Merger Agreement—Additional Covenants—CLO Matters.” There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes certain of the material terms of the Merger Agreement, is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. PTMN and GARS encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into GARS, whereupon the separate existence of Merger Sub will cease, and GARS will continue as the surviving company in the Merger and a wholly owned subsidiary of PTMN (the “Surviving Company”). Immediately after the Effective Time, the Surviving Company will be merged with and into PTMN, whereupon the separate existence of the Surviving Company will cease, and PTMN will continue as the surviving company in the Second Merger.

Closing; Completion of the Proposed Mergers

PTMN and GARS will cause the Closing to take place at 10:00 a.m. Eastern Time at the offices of Proskauer, on a date to be specified by PTMN and GARS, which will be no later than two business days (or such shorter period of time as remains before 11:59 p.m., New York time, on March 24, 2021 (the “Outside Date”)) after the satisfaction or waiver of all of the conditions set forth in the Merger Agreement, unless another time, date or place is agreed to in writing by PTMN and GARS. PTMN, Merger Sub and GARS will cause a certificate of merger (the “Certificate of First Merger”) to be filed on the Closing Date (or on such other date as PTMN and GARS may agree in writing) with the Secretary of State of the State of Delaware as provided in the DGCL and will make all other filings or recordings required by the DGCL in connection with the Merger. The Merger will become effective at the time at which the Certificate of First Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is agreed upon in writing by PTMN and GARS and specified in the Certificate of First Merger (the “Effective Time”). PTMN and the Surviving Company will cause a certificate of merger (“Certificate of Second Merger”) to be filed on the Closing Date (or on such other date as PTMN and GARS may agree in writing) with the Secretary of State of the State of Delaware as provided in the DGCL and will make all other filings or recordings required by the DGCL in connection with the Second Merger. The Second Merger will become effective at the time at which the Certificate of Second Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is agreed upon in writing by PTMN and GARS and specified in the Certificate of Second Merger.

PTMN and GARS expect to complete the Mergers during the fourth quarter of 2020.

Merger Consideration

If the Merger is consummated, subject to the terms and conditions of the Merger Agreement, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares) will be automatically converted into and exchanged for the right to receive (a) an amount in cash equal to (i) $19,100,000 divided by (ii) the number of shares of GARS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares) and (b) a number of shares of PTMN Common Stock equal to the Exchange Ratio, plus any cash in lieu of fractional shares.

Under the Merger Agreement, on the Determination Date, each of GARS and PTMN will deliver to the other a calculation of its estimated NAV as of 5:00 p.m. New York City time on the day prior to the Closing Date, in each case, as approved by the GARS Board or PTMN Board, as applicable, calculated in good faith and using a pre-agreed set of assumptions, methodologies and adjustments. GARS and PTMN will update and redeliver the Closing GARS Net Asset Value or the Closing PTMN Net Asset Value, respectively, and as reapproved by the GARS Board or PTMN Board, as applicable, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate the GARS Per Share NAV and the PTMN Per Share NAV and the corresponding Exchange Ratio, which will be the quotient of the GARS Per Share NAV divided by the PTMN Per Share NAV.

If, between the Determination Date and the Effective Time, the outstanding number of shares of PTMN Common Stock or shares of GARS Common Stock have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, an appropriate and proportionate adjustment will be made to the Merger Consideration and Additional Cash Consideration payable per share of GARS Common Stock, in each case if necessary and without duplication, to reflect such change.

No fractional shares of PTMN Common Stock will be issued upon the conversion of GARS Common Stock into PTMN Common Stock, and such fractional share interests will not entitle the owner thereof to any PTMN Common Stock or to vote or to any other rights of a holder of PTMN Common Stock. In lieu of any such fractional shares, each holder of GARS Common Stock who would otherwise be entitled to such fractional shares will instead be entitled to an amount of cash based on a formula set forth in the Merger Agreement.

Additional Cash Consideration

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of GARS Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $5,000,000.

Conversion of Shares; Exchange of Certificates; Book-Entry Shares

At the Effective Time, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares (as defined below) and any Cancelled Shares) will be automatically converted into and exchanged for the right to receive the Merger Consideration, in all cases without interest. Each such share of GARS Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist, and the holders of any such shares of GARS Common Stock will thereafter cease to have any rights with respect thereto, except (other than in the case of Dissenting Shares or Cancelled Shares) the right to receive the Merger Consideration, to be paid in consideration therefor upon surrender or cancellation (as applicable) of such certificate that immediately prior to the Effective Time represented outstanding shares of GARS Common Stock (“Certificate”) or share of GARS Common Stock held in book-entry form (“Book-Entry Share”), as well as any dividends to which GARS Stockholders become entitled in accordance with the terms of the Merger Agreement. In addition, for the avoidance of doubt, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares) will also represent the right to receive a pro rata share of the Additional Cash Consideration.

At and after the Effective Time, there will be no transfers on the stock transfer books of GARS of shares of GARS Common Stock that that were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to PTMN or the Exchange Agent (as defined below) for any reason, they will be cancelled and exchanged for the Merger Consideration in accordance with the terms of the Merger Agreement, except as otherwise provided by law.

Letter of Transmittal; Lost Certificates

As soon as reasonably practicable after the Effective Time and in any event not later than the second business day following the Effective Time, PTMN will cause a nationally recognized financial institution designated by PTMN prior to the Effective Time and reasonably acceptable to GARS (the “Exchange Agent”) to mail to each holder of record of a Certificate or Certificates that were converted into the right to receive the Merger Consideration (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration as well as any dividends or distributions to be paid in accordance to the terms of the Merger Agreement. As soon as reasonably practicable after the Effective Time and in any event no later than the second business day following the Effective Time, PTMN will cause the Exchange Agent to issue and send to each holder of Book-Entry Shares that were converted into the right to receive the Merger Consideration the Merger Consideration that such holder is entitled to receive in respect of such Book-Entry Shares, without such holder being required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent, and such Book-Entry Shares will forthwith be cancelled.

Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with a letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration in respect of the shares of GARS Common Stock formerly represented by such Certificate and such Certificate so surrendered will forthwith be cancelled. Until surrendered or cancelled (as applicable), each Certificate and Book-Entry Share will be deemed at any time after the Effective Time to represent (other than in the case of Cancelled Shares) only the right to receive the Merger Consideration, without interest, into which the shares of GARS Common Stock theretofore represented by such Certificate or Book-Entry Share, as applicable, have been converted. No interest will be paid or accrued on any of the cash payable to the holders of Certificates or Book-Entry Shares.

If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact (in a form reasonably satisfactory to PTMN and the Exchange Agent) by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Exchange Agent, the posting of a bond as indemnity with respect to such Certificate, the Exchange Agent will deliver the Merger Consideration to which such person is entitled in respect of such Certificate.

Appraisal Rights

Shares of GARS Common Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such GARS Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) will not be converted into the right to receive the Merger Consideration, and will instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other applicable law, then the right of such holder to be paid the fair value of such Dissenting Shares will cease and such Dissenting Shares will be deemed to have been converted, as of the Effective Time, into and will be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of taxes required by applicable law. GARS will give PTMN prompt notice of any demands received by GARS for appraisal of GARS Common Stock or any threats thereof, any actual or attempted withdrawals of such demands and any other demands, notices or instruments received by GARS relating to rights to be paid the fair value of Dissenting Shares, and PTMN will have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, GARS will not, except with the prior written consent of PTMN, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing. See “Appraisal Rights of GARS Stockholders” for more information.

Withholding Taxes

Each of PTMN, Merger Sub and the Exchange Agent will be entitled to deduct and withhold from any cash in lieu of fractional shares of PTMN Common Stock, cash dividends or distributions payable or any other cash amounts otherwise payable pursuant to the Merger Agreement to any holder of shares of GARS Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law. Amounts so withheld and paid over to the appropriate taxing authority will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made.

Representations and Warranties

The Merger Agreement contains representations and warranties made by GARS to PTMN and PTMN to GARS, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization and qualification;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	consents and approvals, and no violations of provisions of organizational documents, laws or contracts;

•	capitalization and subsidiaries;

•	regulatory matters and SEC reports;

•	absence of certain changes, including a material adverse effect;

•	financial statements and internal controls;

•	absence of undisclosed liabilities;

•	compliance with laws;

•	material contracts;

•	intellectual property matters;

•	insurance matters;

•	absence of certain litigation, investigations or other proceedings;

•	employee matters;

•	tax matters;

•	investment assets;

•	this joint proxy statement and the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part);

•	board vote, stockholder approval and takeover statutes;

•	real property matters;

•	brokers’ and finders’ fees;

•	opinion of financial advisor (in the case of GARS);

•	sufficiency of funds to fund the Merger Consideration (in the case of PTMN);

•	share ownership of the other and (in the case of PTMN’s share ownership of GARS) the inapplicability of “interested stockholder” laws under the DGCL;

•	investment adviser and administrator relationships (in the case of PTMN);

•	solvency (in the case of PTMN);

•	Merger Sub’s operations (in the case of PTMN); and

•	investigation and reliance.

The Merger Agreement contains representations and warranties made by Sierra Crest to GARS, subject to specified exceptions and qualifications, relating to, among other things:

•	organization and qualification;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	consents and approvals, and no violations of provisions of organizational documents, laws or contracts;

•	compliance with laws; and

•	sufficiency of funds to fund the Additional Cash Consideration; and

•	investment adviser and administrator relationships.

These representations and warranties were made as of a specific period of time, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating contractual risk between the parties rather than to establish matters as facts. The Merger Agreement is described herein, and attached as Annex A to this document, to provide you with information regarding its terms and conditions. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

“Material adverse effect” with respect to PTMN or GARS, as applicable, means any change, fact, circumstance, event, occurrence or effect that (A) would have, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of such party and its subsidiaries, taken as a whole, or (B) would, or would reasonably be expected to, materially impair, materially delay or prevent such party (and, in the case of PTMN, Merger Sub or Sierra Crest) from timely performing its obligations under the Merger Agreement or consummating the transactions contemplated by the Merger Agreement. However, for purposes of the foregoing clause (A) only, no change, fact, circumstance, event, occurrence or effect resulting from any of the following will be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a material adverse effect:

•	(i) changes after the date of the Merger Agreement generally affecting any or all of the industries or markets in which such party and its subsidiaries and portfolio companies operate;

•

(ii) changes after the date of the Merger Agreement in general political, economic or business conditions, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto);

•	(iii) changes after the date of the Merger Agreement in general securities or financial market conditions, including changes in interest rates or currency exchange rates;

•	(iv) changes after the date of the Merger Agreement in any laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof;

•

(v) the negotiation, execution or performance of the Merger Agreement, the entry into or announcement of the Merger Agreement or the pendency or consummation of the transactions contemplated thereby, or any changes or actions resulting from any of the foregoing, including the identity of such party or any of its affiliates as an acquisition target or acquirer, as applicable;

•

(vi) any action taken by such party or any of its subsidiaries (or, in the case of PTMN, Sierra Crest) that is required by law or the Merger Agreement or taken at the written consent or written request of the other party (or, in the case of GARS, Merger Sub);

•	(vii) the initiation after the date of the Merger Agreement of any litigation relating to the Merger Agreement or the transactions contemplated thereby;

•

(viii) any failure by such party or its subsidiaries or portfolio companies to meet analysts’ or internal earnings estimates or financial projections or forecasts or any change in the price or trading volume of such party’s common stock (it being understood that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of “material adverse effect” will be taken into account in determining whether there has been a material adverse effect); or

•

(ix) such party’s breach of its obligation to provide consent as and when required in response to the other party’s request for consent to take an action in violation of the interim operating covenants set forth in the Merger Agreement;

provided, that the changes, facts, circumstances, events, occurrences and effects in clauses (i) through (iv) above will be taken into account in determining whether there has been a material adverse effect to the extent (but only to the extent) that such party and its subsidiaries, taken as a whole, are disproportionately adversely affected as compared with other participants in the industries in which such party and its subsidiaries operate.

Interim Operations of GARS

Under the Merger Agreement, GARS has agreed that, during the period from the date of the Merger Agreement and through the Effective Time or the earlier termination of the Merger Agreement (the “Interim Period”), except (i) as may be required by law, (ii) with the prior written consent of PTMN, which consent will not be unreasonably withheld, delayed or conditioned, (iii) as expressly contemplated or permitted by the Merger Agreement, or (iv) as set forth in its disclosure letter to the Merger Agreement, GARS will, and will cause each of its subsidiaries to, carry on its business in the ordinary course of business and use reasonable best efforts to (1) preserve intact its business organization, (2) maintain in effect all material licenses and permits required to carry on its business, (3) maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and (4) preserve its material business relationships.

Without limiting the generality of the foregoing, during the Interim Period, except (i) as may be required by law, (ii) with the prior written consent of PTMN, which consent will not be unreasonably withheld, delayed or conditioned, (iii) as expressly required, contemplated or permitted by the Merger Agreement or (iv) as set forth in its disclosure letter to the Merger Agreement, GARS will not, and will not permit any of its subsidiaries to:

•

issue, deliver, sell, dispose of, grant, pledge or otherwise encumber or subject to any lien, or authorize or propose the issuance, sale, disposition, pledge or other encumbrance of, (A) any shares of capital stock of any class or any other ownership interest of GARS or any of its subsidiaries, (B) any securities or rights convertible into, exchangeable for, exercisable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of GARS or any of its subsidiaries, including any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of GARS or any of its subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of GARS or any of its subsidiaries on a deferred basis or (C) any other securities of GARS or any of its subsidiaries in respect of, in lieu of, or in substitution for, GARS Common Stock outstanding on the date of the Merger Agreement;

•

adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of GARS or any of its subsidiaries, other than the Mergers;

•

redeem, purchase or otherwise acquire, or propose to redeem, repurchase or otherwise acquire, or otherwise amend the terms of, any outstanding GARS Common Stock or subsidiary equity interests of non-wholly owned subsidiaries;

•	amend, enter into or terminate any GARS material contract other than in the ordinary course of business;

•	make any material change in any of the accounting methods used by GARS unless required by GAAP or applicable law;

•

(A) make or change any material tax election other than in the ordinary course of business, (B) change any material method of tax accounting other than in the ordinary course of business or (C) agree to any extension or waiver of the statute of limitations with respect to a material amount of tax;

•

except as contemplated by the Merger Agreement, amend the certificate of incorporation (the “GARS Certificate of Incorporation”) or second amended and restated bylaws of GARS (the “GARS Bylaws”) or similar governing documents of any of its subsidiaries;

•

(A) redeem, repurchase, prepay or defease any indebtedness for borrowed money at an amount above the par value thereof, (B) incur or otherwise acquire any indebtedness for borrowed money or (C) guarantee, forgive or otherwise become liable for any indebtedness for borrowed money;

•	enter into a new line of business outside of GARS’ investment objective as described in its SEC reports (provided, that the foregoing will not apply in any way to any portfolio company);

•

directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause GARS to fail to qualify, or not be subject to tax, as a RIC; or

•	enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Please also see “—Additional Covenants—GARS-Specific Restrictions on Acquisitions, Dispositions and Dividends During the Interim Period” and “—Additional Covenants—CLO Matters” below.

Interim Operations of PTMN

Similarly, PTMN has agreed that, during the Interim Period, except (i) as may be required by law, (ii) with the prior written consent of GARS, which consent will not be unreasonably withheld, delayed or conditioned, (iii) as expressly contemplated or permitted by the Merger Agreement or (iv) as set forth in its disclosure letter to the Merger Agreement, PTMN will, and will cause each of its subsidiaries to, carry on its business in the ordinary course of business and use reasonable best efforts to (1) preserve intact its business organization, (2) maintain in effect all material licenses and permits required to carry on its business, (3) maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and (4) preserve its material business relationships.

Without limiting the generality of the foregoing, during the Interim Period, except (i) as may be required by law, (ii) with the prior written consent of GARS, which consent will not be unreasonably withheld, delayed or conditioned, (iii) as expressly required, contemplated or permitted by the Merger Agreement or (iv) as set forth in its disclosure letter to the Merger Agreement, PTMN will not, and will not permit any of its subsidiaries to:

•

except (A) as provided in PTMN’s dividend reinvestment plan and (B) for issuances of shares of PTMN Common Stock at a price per share at or above PTMN’s then current NAV per share of PTMN Common Stock in one or more underwritten offerings for cash, issue, deliver, sell, dispose of, grant, pledge or otherwise encumber or subject to any lien, or authorize or propose the issuance, sale, disposition, pledge or other encumbrance of (1) any shares of capital stock of any class or any other ownership interest of PTMN or any of its subsidiaries, (2) any securities or rights convertible into, exchangeable for, exercisable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of PTMN or any of its subsidiaries, including any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of PTMN or any of its subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of PTMN or any of its subsidiaries on a deferred basis or (3) any other securities of PTMN or any of its subsidiaries in respect of, in lieu of, or in substitution for, PTMN Common Stock outstanding on the date of the Merger Agreement;

•

adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of PTMN or any of its subsidiaries, other than the Mergers;

•

redeem, purchase or otherwise acquire, or propose to redeem, repurchase or otherwise acquire, or otherwise amend the terms of, any outstanding PTMN Common Stock or subsidiary equity interests of non-wholly owned subsidiaries;

•

split, combine, subdivide or reclassify any PTMN Common Stock or declare, set aside for payment, authorize, make or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any PTMN Common Stock or any subsidiary equity interests, or otherwise make any payments to stockholders in their capacity as such, other than (A) dividends and distributions by a wholly-owned subsidiary of PTMN or regular quarterly dividends and distributions payable by PTMN, in each case (1) consistent with past practice and (2) not to exceed $0.08 per share per quarter, and in compliance with the terms of the Merger Agreement, and (B) a Tax Dividend;

•

other than in the ordinary course of business, directly or indirectly sell, lease, license or otherwise subject to any lien or otherwise dispose of, in whole or in part, any of its properties, assets or rights or any interest therein, in each case that are material to PTMN and its subsidiaries, taken as a whole, to any person other than a wholly owned subsidiary;

•	make any material change in any of the accounting methods used by PTMN unless required by GAAP or applicable law;

•

(A) make or change any material tax election other than in the ordinary course of business, (B) change any material method of tax accounting other than in the ordinary course of business or (C) agree to any extension or waiver of the statute of limitations with respect to a material amount of tax;

•

except as contemplated by the Merger Agreement, amend the certificate of incorporation of PTMN, as amended (the “PTMN Certificate of Incorporation”), or the second amended and restated bylaws of PTMN, as amended (the “PTMN Bylaws”), or Merger Sub;

•

other than in the ordinary course of business, directly or indirectly (A) acquire (including by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other business organization or any division or amount of assets thereof, in each case that are material to PTMN and its subsidiaries, taken as a whole, or (B) make any investment in, either by purchase of stock or securities, contributions to capital, property transfers or purchase of any property or assets of, any other person, in each case that are material to PTMN and its subsidiaries, taken as a whole (in the case of each of clauses (A) and (B), other than wholly owned subsidiaries);

•	enter into a new line of business outside of PTMN’s investment objective as described in the PTMN SEC reports (provided, that the foregoing will not apply in any way to any portfolio company);

•	directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause PTMN to fail to qualify, or not be subject to tax, as a RIC;

•	amend the PTMN Investment Advisory Agreement (except for decreases to any fees paid to Sierra Crest under such agreement); or

•	enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and will have the effect of distributing to GARS Stockholders or PTMN Stockholders (as applicable) all of GARS’ or PTMN’s (respectively) previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

Additional Covenants

GARS and PTMN have agreed to additional covenants, including the following matters:

Access to Information

Upon reasonable notice and subject to certain conditions, each of GARS and PTMN will (and will cause each of its subsidiaries to) afford representatives of the other party reasonable access, in a manner not disruptive to the operations of its and its subsidiaries’ business, during normal business hours and upon reasonable notice throughout the Interim Period, to its and its subsidiaries’ properties, books and records and, during such period, will (and will cause each of its subsidiaries to) furnish promptly to such representatives all information concerning its and its subsidiaries’ business as may reasonably be requested.

Tax Matters

The parties to the Merger Agreement intend that the Mergers together will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and intend for the Merger Agreement to constitute a “plan of reorganization” within the meaning of the Code, and neither party will permit any of its respective subsidiaries, to take any action or fail to take any action that could reasonably be expected to prevent or impede the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Acquisition Proposals

Under the Merger Agreement, GARS agreed to, and to cause its subsidiaries to, and to cause each of its and their respective representatives to, from and after the date of the Merger Agreement (a) immediately cease any solicitations of, or discussions or negotiations with, any person (other than PTMN, Merger Sub or any of their respective representatives) previously conducted with respect to any Acquisition Proposal and immediately terminate all physical and electronic data room access previously granted to any such person in connection therewith, (b) request the prompt return or destruction of all confidential information previously furnished to any person with respect to any Acquisition Proposal and (c) not terminate, waive, amend, release or modify any provision of any confidentiality or “standstill” agreement to which it or any of its affiliates or representatives is a party with respect to any Acquisition Proposal; provided, however, that GARS may (i) waive any provision of any confidentiality or “standstill” agreement to the extent, and only to the extent, necessary to permit any Person to submit an Acquisition Proposal on a confidential basis to GARS in a manner that is not reasonably expected to require public disclosure by GARS (but GARS is not prohibited from making any such public disclosure to the extent required by applicable law), and (ii) respond to inquiries or Acquisition Proposals from third parties, described below, solely to inform such persons of the provisions of the Merger Agreement regarding Acquisition Proposals (the “non-solicitation covenants”) or to request clarification of any ambiguous terms of such Acquisition Proposal.

GARS will not, and will cause its subsidiaries not to, and will cause GARS’ and its subsidiaries’ respective officers, directors and other representatives not to, directly or indirectly, (i) initiate, solicit or knowingly and intentionally encourage any inquiries with respect to, or the making of, any Acquisition Proposal or (ii) except as expressly permitted by the non-solicitation covenants, (A) continue or engage in negotiations or discussions with or provide any information or data to any person relating to an Acquisition Proposal, (B) facilitate, approve, endorse or recommend, or propose publicly to facilitate, approve, endorse or recommend, any Acquisition Proposal, (C) execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other agreement relating to any Acquisition Proposal (other than a confidentiality agreement contemplated by the non-solicitation covenants) or (D) resolve, agree or publicly propose to do any of the foregoing.

Notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the GARS Stockholder Approval, in the event that GARS receives a written Acquisition Proposal that the GARS Board determines in good faith is bona fide and that was unsolicited and did not otherwise result from a breach of the terms of the non-solicitation covenants, GARS, the GARS Board and the GARS Special Committee may participate in discussions or negotiations with, or furnish any information to, any person making such Acquisition Proposal and its representatives or potential sources of financing if the GARS Board determines in good faith, after consultation with its outside counsel and its financial advisor, that (i) such person has submitted to GARS an Acquisition Proposal that either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal and (ii) the failure to take such actions would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL; provided, that prior to providing any such information, GARS has entered into a confidentiality agreement with such person with provisions that are no less favorable in all material respects to GARS than the provisions of the confidentiality agreement (the “Confidentiality Agreement”), dated as of November 21, 2019, between GARS and BCP (including any “standstill” agreements contained therein). GARS will not be restricted as a result of the foregoing from complying with its disclosure obligations under applicable law with regard to any Acquisition Proposal or making any disclosure to GARS Stockholders, if, after consultation with its outside legal counsel, GARS determines that such disclosure would be required under applicable law; provided, that any such disclosure (other than any “stop-look-and-listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by GARS that describes GARS’ receipt of an Acquisition Proposal and the operation of the Merger Agreement with respect thereto) will be deemed to be a Change in Recommendation unless the GARS Board expressly reaffirms the GARS Board Recommendation in such disclosure or within three business days after the making of such disclosure.

GARS will promptly (and in any event within 48 hours) notify PTMN in writing of the receipt by GARS, any of its subsidiaries or any of its or their respective representatives of any Acquisition Proposal, which notice will include a description of the material terms of and identity of the person making such Acquisition Proposal and a copy of any written proposal, offer, draft agreement, term sheet or other agreement provided by such person. GARS will keep PTMN reasonably informed on a timely basis of the status and material terms and conditions of any such Acquisition Proposal and of any material amendments or proposed material amendments thereto, including furnishing copies of any written inquiries, correspondence and draft documentation, and will promptly (and in any event within 36 hours) notify PTMN in writing of any determination by the GARS Board to begin providing information or to engage in discussions or negotiations concerning any Acquisition Proposal.

Except as described below, neither the GARS Board nor any committee thereof will (i) withhold or withdraw, or modify or qualify in a manner adverse to PTMN, or propose publicly to withhold or withdraw, or modify or qualify in a manner adverse to PTMN, the recommendation of the GARS Board that the GARS Stockholders adopt the Merger Agreement and approve the Mergers (the “GARS Board Recommendation”), (ii) fail to include the GARS Board Recommendation in this joint proxy statement/prospectus, (iii) approve, determine to be advisable or recommend, or propose publicly to approve, determine to be advisable or recommend, any Acquisition Proposal or (iv) resolve, agree or publicly propose to take any such actions (each such action in (i), (ii), (iii) and (iv) above being referred to as a “Change in Recommendation”), and neither the GARS Board nor any committee thereof will approve or recommend, and GARS will not (and will cause its subsidiaries not to) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract, in each case constituting or with respect to, any Acquisition Proposal (each, an “Alternative Acquisition Agreement”), in each case other than a confidentiality agreement contemplated by the non-solicitation covenants.

Subject to the provisions described in the paragraph immediately below, if GARS receives an Acquisition Proposal after the date of the Merger Agreement that was unsolicited and did not otherwise result from a breach of the non-solicitation covenants, and the GARS Board has determined in good faith, after consultation with its outside counsel and its financial advisor, that (i) the Acquisition Proposal is bona fide and constitutes a Superior Proposal and (ii) the failure to take an SP Action would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL, then at any time prior to receipt of the GARS Stockholder Approval, the GARS Board may (A) approve, endorse or recommend such Superior Proposal and cause GARS to enter into a binding definitive agreement providing for the consummation of such Superior Proposal concurrently with the termination of the Merger Agreement in accordance with the terms of the Merger Agreement or (B) effect a Change in Recommendation solely in response to such Superior Proposal (the actions in the foregoing clauses (A) and (B) being “SP Actions”).

Notwithstanding anything to the contrary contained in the Merger Agreement, including the provisions described in the paragraph immediately above, GARS may not take any SP Action unless (i) it notifies PTMN in writing of its intention to take such SP Action at least three business days prior to taking such SP Action (which notice will not, by itself, constitute a Change in Recommendation), specifying the underlying facts and the reasons for taking such SP Action and the terms of the Superior Proposal giving rise to such SP Action and identifying the person making such Superior Proposal, and contemporaneously furnishes a copy of the final negotiated definitive agreement providing for such Superior Proposal and all other relevant transaction documents (provided, that any amendment to the financial terms or any other material terms of such Superior Proposal will require a new written notice by GARS and a new three business day period), (ii) after providing such notice, it has negotiated, and has caused its representatives to negotiate, in each case solely at the request of PTMN, with PTMN and its representatives in good faith during such three business day period to make such adjustments to the terms and conditions of the Merger Agreement as would obviate the need for GARS to take such SP Action and (iii) following the end of such three business day period, the GARS Board determines in good faith, after consultation with its outside counsel and financial advisors, taking into account any changes to the Merger Agreement proposed in writing by PTMN, that such Superior Proposal continues to be a Superior Proposal.

Subject to the provisions described in the paragraph immediately below, at any time prior to receipt of GARS Stockholder Approval, the GARS Board may effect a Change in Recommendation solely in response to an Intervening Event (as defined below) (such action being an “IE Action”) if the GARS Board has determined in good faith, after consultation with its outside counsel and its financial advisor, that the failure to take such IE Action would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL.

Notwithstanding anything to the contrary contained in the Merger Agreement, including the provisions described in the paragraph immediately above, GARS may not take any IE Action unless (i) it provides PTMN reasonably detailed written information describing the applicable Intervening Event as soon as reasonably practicable after the GARS Board or any committee thereof has determined that an Intervening Event has occurred, (ii) it keeps PTMN reasonably informed of significant developments with respect to such Intervening Event, (iii) it notifies PTMN in writing of its intention to take such IE Action at least three business days prior to taking such IE Action (which notice will not, by itself, constitute a Change in Recommendation), specifying the underlying facts and the reasons for taking such IE Action, (iv) after providing such notice, it has negotiated, and has caused its representatives to negotiate, in each case solely at the request of PTMN, with PTMN and its representatives in good faith during such three business day period to make such adjustments to the terms and conditions of the Merger Agreement as would obviate the need for GARS to take such IE Action and (v) following the end of such three business day period, the GARS Board determines in good faith, after consultation with its outside counsel and financial advisors, taking into account any changes to the Merger Agreement proposed in writing by PTMN, that the failure to take such IE Action would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL.

“Acquisition Proposal” means any inquiry, offer or proposal made by any person or group of persons other than PTMN, Merger Sub or any affiliate thereof relating to, in one transaction or a series of related transactions, (i) any direct or indirect acquisition or purchase of securities of GARS (or any of its subsidiaries or any resulting parent company of GARS) representing 20% or more of the outstanding shares of any class of capital stock, or other equity or voting interests, of GARS (or any such subsidiary or resulting parent company of GARS), (ii) any tender offer, self-tender, exchange offer, merger, reorganization, consolidation, share exchange, liquidation, dissolution, joint venture or other business combination that if consummated would result in any person or group of persons beneficially owning 20% or more of the outstanding shares of any class of capital stock, or other equity or voting interests, of GARS (or any such subsidiary or resulting parent company of GARS), or (iii) any direct or indirect acquisition or purchase of assets or businesses (including any mortgage, pledge or similar disposition thereof) that constitute 20% or more of the total assets (based on fair market value) of GARS and its subsidiaries, taken as a whole, as of the date of such inquiry, offer or proposal, or that generated 20% or more of the net revenue or net income of GARS and its subsidiaries, taken as a whole, for the 12-month period ending on the last day of GARS’ then most recently completed fiscal quarter.

“Superior Proposal” means any bona fide, unsolicited, written and binding Acquisition Proposal that is fully financed or has fully committed financing, received after the date of the Merger Agreement, that the GARS Board determines in good faith, after consultation with its outside legal and financial advisors, taking into account all legal, financial, regulatory and other aspects of, and the identity of, the person or group of persons making the Acquisition Proposal, to be reasonably likely to be consummated in accordance with its terms on a timely basis and to be more favorable to GARS and GARS Stockholders from a financial point of view than the transactions contemplated thereby (including any adjustment to the terms and conditions proposed by PTMN in response to such proposal as described above or otherwise); provided that for purposes of this definition references to 20% in the definition of “Acquisition Proposal” will be deemed to be references to 50%.

“Intervening Event” means any event, change or development first occurring or arising after the date of the Merger Agreement that (i) is material to GARS and its consolidated subsidiaries, taken as whole, (ii) was not known to, and was not reasonably foreseeable by, all of the members of the GARS Board at or prior to the date of the Merger Agreement, and (iii) becomes known to the GARS Board after the date of the Merger Agreement and prior to receipt of the GARS Stockholder Approval; provided, however, that none of the following events, changes or developments will constitute or form part of an Intervening Event: (a) the receipt, existence, or terms of any Acquisition Proposal or Superior Proposal or any matter relating thereto or consequence thereof; (b) any action taken by GARS or any of its subsidiaries that is required by law or the Merger Agreement; and (c) the matters described in clauses (i) through (viii) of the definition of “material adverse effect” with respect to PTMN above, except in each case to the extent such matters may be taken into account in determining whether a material adverse effect with respect to PTMN has occurred.

Directors’ and Officers’ Indemnification and Insurance

From and after the Effective Time, PTMN will indemnify and hold harmless each current and former director or officer of GARS or any of its subsidiaries and each person who served at GARS’ request as a director, officer, member, trustee or fiduciary of another corporation, limited liability company, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (each, together with such person’s heirs, executors or administrators, an “Indemnified Party”) against any costs or expenses (including reasonable attorney’s fees), judgments, fines, losses, claims, damages or liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with actions or omissions in their capacities as such occurring at or prior to the Effective Time (including the transactions contemplated by the Merger Agreement) to the full extent permitted by Section 145 of the DGCL and to the fullest extent required by any contract made available to PTMN prior to the date of the Merger Agreement, and, with respect to natural persons who are Indemnified Parties, PTMN will promptly advance expenses as incurred to the fullest extent required by the organizational documents of the GARS and its subsidiaries as in effect on the date of the Merger Agreement or any contract made available to PTMN prior to the date of the Merger Agreement; provided, however, that the Indemnified Party to whom expenses are advanced will undertake to repay such advanced expenses to the PTMN, if it is ultimately determined by a final non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification pursuant to the Merger Agreement.

GARS will purchase prior to the Effective Time a six-year prepaid “tail” policy on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by GARS and the GARS’ subsidiaries for the Indemnified Parties and other individuals otherwise covered by such insurance policies prior to the Effective Time with respect to matters occurring at or prior to the Effective Time (including the transactions contemplated by the Merger Agreement); provided, that in no event will GARS pay a total premium for such tail policy in excess of 300% of the last annual premium paid by GARS prior to the date of the Merger Agreement for its existing directors’ and officers’ liability insurance and fiduciary liability insurance (the “Maximum Premium”), it being understood that if such terms and conditions cannot be obtained or can be obtained only by paying a total premium in excess of the Maximum Premium, GARS will only be required to obtain as much similar insurance as may be obtained for such Maximum Premium. From and after the Effective Time, PTMN will cause such policy to be maintained in full force and effect, for its full term, and honor all obligations thereunder, and no other party will have any further obligation to purchase or pay for insurance under the Merger Agreement.

Publicity

Neither GARS nor PTMN (nor any of their respective controlled affiliates) will issue any press release or make any other public announcement with respect to the Merger Agreement or the transactions contemplated thereby without the prior written consent of the other party (which consent will not be unreasonably withheld, conditioned or delayed), except as may be required by applicable law or by any listing agreement with a national securities exchange, in which case the party proposing to issue such press release or make such public announcement will use its reasonable best efforts to consult in good faith with the other party before making any such public announcement; provided that each of GARS and PTMN will no longer be required to obtain the prior agreement of or consult with the other in connection with any such press release or public announcement if the GARS Board has effected a valid Change in Recommendation.

Proxy Statement/Prospectus

Each of PTMN and GARS will use its reasonable best efforts to have the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part) declared effective under the Securities Act, and cleared of all comments from the SEC, as promptly as practicable after the filing (including by responding to comments from the SEC).

Special Meetings

GARS Special Meeting

GARS will, in accordance with applicable law and the GARS Certificate of Incorporation and the GARS Bylaws, duly call, give notice of, convene and hold the GARS Special Meeting as soon as practicable following the effectiveness of the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part) (and in no event later than the 45th day thereafter), solely for the purpose of considering the adoption of the Merger Agreement and the approval of the Mergers (and any such matter contemplated by the Merger Agreement as required by the SEC or any other governmental entity to be voted upon separately). GARS will use its reasonable best efforts to obtain the GARS Stockholder Approval at the GARS Special Meeting, including by soliciting proxies from GARS Stockholders in favor of the GARS Stockholder Approval. GARS may postpone or adjourn the GARS Special Meeting solely (i) with the written consent of PTMN, (ii) for the absence of a quorum, (iii) to solicit additional proxies to obtain the GARS Stockholder Approval or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the GARS Board (after consultation with outside legal counsel), the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law; provided, that GARS may not postpone or adjourn the GARS Special Meeting more than a total of 15 days pursuant to clauses (ii) and (iii), taken together. Notwithstanding the foregoing, GARS will, at the written request of PTMN, adjourn the GARS Special Meeting to a date specified by PTMN for the absence of a quorum or if GARS has not received proxies representing a sufficient number of shares of GARS Common Stock to obtain the GARS Stockholder Approval; provided, that no such adjournment pursuant to this sentence will be required to be for a period exceeding 10 days. GARS will permit PTMN and its representatives to attend the GARS Special Meeting.

In the event that the GARS Board or any committee thereof makes a Change in Recommendation (whether or not validly effected), unless and until the Merger Agreement is terminated in accordance with its terms, GARS will nonetheless submit the Merger Agreement to GARS Stockholders for the purpose of voting on the adoption of the Merger Agreement and the approval of the Mergers, including by (A) calling the GARS Special Meeting, (B) delivering notice of the GARS Special Meeting to GARS Stockholders, (C) preparing, printing and mailing this joint proxy statement/prospectus, (D) soliciting proxies for voting on the adoption of the Merger Agreement and the approval of the Mergers, and (E) voting such proxies in accordance with the instructions of the GARS Stockholders thereon; provided, that following a validly effected Change in Recommendation, GARS need not advocate that GARS Stockholders vote in favor of the adoption of the Merger Agreement and the approval of the Mergers.

PTMN Special Meeting

PTMN will, in accordance with applicable law and the PTMN Certificate of Incorporation and the PTMN Bylaws, duly call, give notice of, convene and hold the PTMN Special Meeting as soon as practicable following the effectiveness of the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part) (and in no event later than the 45th day thereafter), solely for the purpose of considering the approval of the issuance of PTMN Common Stock in connection with the Mergers (and any such matter contemplated by the Merger Agreement as required by the SEC or any other governmental entity to be voted upon separately). PTMN will use its reasonable best efforts to obtain the PTMN Stockholder Approval of the Merger Stock Issuance Proposal at the PTMN Special Meeting, including by soliciting proxies from PTMN Stockholders in favor of the PTMN Stockholder Approval. PTMN may postpone or adjourn the PTMN Special Meeting solely (i) with the written consent of GARS, (ii) for the absence of a quorum, (iii) to solicit additional proxies to obtain the PTMN Stockholder Approval or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the PTMN Board (after consultation with outside legal counsel), the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law; provided, that PTMN may not postpone or adjourn the PTMN Special Meeting more than a total of 15 days pursuant to clauses (ii) and (iii), taken together. Notwithstanding the foregoing, PTMN will, at the written request of GARS, adjourn the PTMN Special Meeting to a date specified by GARS for the absence of a quorum or if PTMN has not received proxies representing a sufficient number of shares of PTMN Common Stock to obtain the PTMN Stockholder Approval; provided, that no such adjournment pursuant to this sentence will be required to be for a period exceeding 10 days. PTMN will permit GARS and its representatives to attend the PTMN Special Meeting.

Reasonable Best Efforts

Each of GARS and PTMN will, and will cause each of its subsidiaries to, use its reasonable best efforts to promptly (i) take, or cause to be taken, all actions to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by the Merger Agreement; (ii) obtain from any governmental entities any actions, non-actions, clearances, waivers, consents, approvals, authorizations, licenses, permits or orders required to be obtained by GARS, PTMN or any of their respective subsidiaries in connection with the authorization, execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby; (iii) make all necessary registrations and filings, and thereafter make any other required submissions, with respect to the Merger Agreement and the Mergers required under (A) any applicable federal or state securities laws, (B) any applicable competition, antitrust or investment laws and (C) any other applicable law; provided, however, that GARS and PTMN will cooperate with each other in connection with the making of all such filings, including providing copies of all such filings and attachments to outside counsel for the non-filing party; (iv) furnish all information required for any application or other filing to be made pursuant to any applicable law in connection with the transactions contemplated by the Merger Agreement; (v) keep the other party reasonably informed of any material communication received by such party from, or given by such party to, any governmental entity and of any material communication received or given in connection with any proceeding by a private party, in each case relating to the transactions contemplated by the Merger Agreement; (vi) permit the other parties to review any material communication delivered to, and consult with the other party in advance of any meeting or conference with, any governmental entity relating to the transactions contemplated by the Merger Agreement or in connection with any proceeding by a private party relating thereto, and give the other party the opportunity to attend and participate in such meetings and conferences (to the extent permitted by such governmental entity); (vii) avoid the entry of, or have vacated or terminated, any decree, order, or judgment that would restrain, prevent or delay the Closing, including defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby; and (viii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement. No parties to the Merger Agreement will consent to any voluntary delay of the Closing at the behest of any governmental entity without the consent of the other parties to the Merger Agreement, which consent will not be unreasonably withheld.

Without limiting the above, PTMN will take, or to cause to be taken, any and all steps and make any and all undertakings necessary to avoid or eliminate each and every impediment under any antitrust, merger control, competition or investment law that may be asserted by any governmental entity with respect to the Mergers so as to enable the Closing to occur as soon as reasonably possible (and in any event, no later than the Outside Date), including proposing, negotiating, committing to, and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of PTMN (or its subsidiaries) or otherwise taking or committing to take actions that limit PTMN’s or its subsidiaries’ freedom of action with respect to, or their ability to retain, any of the businesses, product lines or assets of PTMN (or its subsidiaries), in each case, as may be required in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding, which would otherwise have the effect of preventing or delaying the Closing.

Takeover Statutes

If any “fair price,” “moratorium,” “business combination,” “control share acquisition,” “interested person,” “interested stockholder” or other form of anti-takeover statute or regulation will become applicable to the Merger Agreement or the transactions contemplated thereby, each of GARS and PTMN will grant such approvals and take such actions as are reasonably necessary and within its control so that the Merger Agreement and the transactions contemplated thereby may be consummated as promptly as practicable on the terms contemplated therein and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger Agreement and the transactions contemplated thereby.

Listing of PTMN Common Stock

PTMN will use its reasonable best efforts to cause shares of PTMN Common Stock to be issued in the Merger to be approved for listing on Nasdaq, subject to official notice of issuance, as promptly as practicable, and in any event prior to the Effective Time.

Rule 16b-3

Prior to the Effective Time, GARS and PTMN will each take such steps as may be necessary or advisable to cause dispositions of GARS equity securities and acquisitions of shares of PTMN Common Stock pursuant to the transactions contemplated by the Merger Agreement by each individual who is a director or officer of GARS to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Dividends

Each of PTMN and GARS will coordinate with each other in designating the record and payment dates for any dividends or distributions to its respective stockholders, including a Tax Dividend, declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur.

Merger Sub

PTMN will take all actions necessary to (a) cause Merger Sub to perform promptly its obligations under the Merger Agreement, (b) cause Merger Sub to consummate the Merger on the terms and conditions set forth in the Merger Agreement and (c) ensure that, prior to the Effective Time, Merger Sub will not conduct any business, make any investments or incur or guarantee any indebtedness, other than as expressly contemplated by the Merger Agreement.

No Control of Operations

Nothing contained in the Merger Agreement will give PTMN or Merger Sub, directly or indirectly, the right to control or direct GARS’ operations prior to the Effective Time. Prior to the Effective Time, GARS will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its operations. Nothing contained in the Merger Agreement will give GARS, directly or indirectly, the right to control or direct PTMN’s or Merger Sub’s operations prior to the Effective Time. Prior to the Effective Time, each of PTMN and Merger Sub will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its operations.

PTMN Board

PTMN will, subject to complying with its nominating committee procedures, take all actions that are required to cause up to two current GARS Independent Directors, as mutually agreed between GARS and PTMN, to be appointed as directors of PTMN effective as of the Effective Time.

Stockholder Litigation

Each of PTMN and GARS will reasonably cooperate and consult with one another in connection with the defense and settlement of any action, claim, suit, arbitration, examination, litigation, governmental investigation or other proceeding, whether civil, criminal or administrative, by or before a governmental entity (each an “Action”) by GARS Stockholders or PTMN Stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby. Each of PTMN and GARS will provide the other party with prompt written notice of any such Action brought by its stockholders, will keep the other party reasonably informed of any material developments in connection therewith, and will not settle any such Action without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Notification of Certain Matters

Subject to applicable law, GARS will give prompt written notice to PTMN, and PTMN will give prompt written notice to GARS, of (a) any notice or other communication received by such party from any governmental entity in connection with the Merger Agreement, the Mergers or the transactions contemplated thereby, or from any person alleging that the consent of such person is or may be required in connection with the Mergers or the transactions contemplated by the Merger Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the parties or the transactions contemplated by the Merger Agreement, and (b) any claims, investigations or Actions commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Merger Agreement, the Mergers or the transactions contemplated thereby. Subject to applicable law, GARS will use reasonable best efforts to give prompt written notice to PTMN, and PTMN will use reasonable best efforts to give prompt written notice to GARS, of any fact, circumstance or development of which GARS or PTMN (as applicable) becomes aware that will or is reasonably likely to result in any of the conditions to Closing set forth in the Merger Agreement becoming incapable of being satisfied by the Outside Date.

GARS-Specific Restrictions on Acquisitions, Dispositions and Dividends During the Interim Period

During the Interim Period, GARS will not, and will not permit any of its subsidiaries to, directly or indirectly (1) acquire (including by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other business organization or any division or amount of assets thereof or (2) make any equity, debt or other investment in, either by purchase of stock or securities, contributions to capital, property transfers or purchase of any property or assets of, any other person (in the case of each of clauses (1) and (2), other than wholly owned subsidiaries) (the foregoing, “Acquisitions”). Notwithstanding the foregoing, the GARS and its subsidiaries may make the following Acquisitions:

(i) Acquisitions of new Level 3 assets issued by existing portfolio companies with a value, individually or in the aggregate, equal to less than 5% of GARS’ NAV as of March 31, 2020;

(ii) Acquisitions of Level 2 assets with four or more quotes on Bloomberg from different market makers or rated BB- or higher, in each case at a purchase price not to exceed par value and not lower than 92% of par value;

(iii) Acquisitions of U.S. treasury securities or similar cash-equivalent assets; and

(iv) Acquisitions of on-balance sheet CLOs, in each case at a purchase price not to exceed par value.

For purposes of the Merger Agreement, the terms “Level 1” and “Level 2” are as defined in Financial Accounting Standards Board Accounting Standards Codification Topic 820, ‘Fair Value Measurements and Disclosures’ (“ASC Topic 820”).

During the Interim Period, GARS will not, and will not permit any of its subsidiaries to, directly or indirectly sell, lease, license or otherwise subject to any lien or otherwise dispose of, in whole or in part, any of its properties, assets or rights or any interest therein to any person other than a wholly owned subsidiary (the foregoing, “Dispositions”). Notwithstanding the foregoing, GARS and its subsidiaries may make Dispositions so long as the sale price for the asset being disposed of is not less than the greater of (i) the value ascribed to such asset in the GARS’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and (ii) the value ascribed to such asset in GARS’ Quarterly Report on Form 10-Q for the most recently completed quarter (if not the quarter ended March 31, 2020).

During the Interim Period, GARS will not, and will not permit any of its subsidiaries to, split, combine, subdivide or reclassify any GARS Common Stock, or declare, set aside for payment, authorize, make or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any GARS Common Stock or any subsidiary equity interests, or otherwise make any payments to stockholders in their capacity as such, other than (A) dividends and distributions by a wholly owned subsidiary of GARS, (B) a Tax Dividend and (C) as described in the next sentence. In compliance with “—Dividends” above, GARS may pay a quarterly cash dividend equal to 95% of its estimated net investment income for such quarter. Prior to declaring any such dividend, GARS will provide PTMN with its good faith calculation of estimated net investment income for such quarter, and PTMN will have a reasonable opportunity to review and comment thereon.

Should GARS wish to take any action in deviation of the restrictions described above, GARS may request PTMN’s prior written consent to do so (such consent will not be unreasonably withheld, conditioned or delayed).

CLO Matters

During the Interim Period, GARS will, and will cause each of its affiliates to, use reasonable best efforts to promptly take, or cause to be taken, all action to do, or cause to be done, all things necessary, proper or advisable to obtain such consents, provide such notices and take certain other actions related to the CLO transaction (collectively, the “CLO Conditions”). GARS will, and will cause each of its affiliates to, involve PTMN, its affiliates and its and their respective representatives in connection with satisfying the CLO Conditions, including by (i) keeping them reasonably informed of key developments and (ii) providing them with advance copies of all drafts of, and a reasonable opportunity to review, comment on and approve, all material documents and communications. PTMN will, and will cause its affiliates and representatives to, reasonably cooperate with GARS and its affiliates in connection with satisfying the CLO Conditions.

The CLO conditions were included in the Merger Agreement because, if the applicable consents are not obtained and the applicable notices are not given in accordance with the requirements of the documents governing the CLO, there would be an event of default under the documents governing the CLO and the lenders would have an ability to accelerate the outstanding amounts under the CLO.

Conditions to Closing the Mergers

Conditions to Each Party’s Obligation to Effect the Mergers

The obligations of GARS, on the one hand, and PTMN and Merger Sub, on the other hand, to consummate the Mergers are subject to the satisfaction (or waiver by GARS, PTMN and Merger Sub, if permissible under applicable law) of the following conditions:

•	the GARS Stockholder Approval and the PTMN Stockholder Approval have been obtained;

•

no governmental entity having jurisdiction over GARS, PTMN or Merger Sub has issued an order, decree or ruling or taken any other action, in each case then in effect, enjoining or otherwise prohibiting the consummation of the Mergers;

•	the PTMN Common Stock to be issued in connection with the Merger has been approved for listing on Nasdaq, subject to official notice of issuance; and

•

the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part) has become effective under the Securities Act and is not the subject of any stop order or Action seeking a stop order.

Conditions to the Obligations of PTMN and Merger Sub

The obligations of PTMN and Merger Sub to consummate the Mergers are subject to the satisfaction (or waiver by PTMN and Merger Sub) of certain additional conditions, including the following:

•

the representations and warranties of GARS are true and accurate in all respects (subject to the materiality thresholds set forth in the Merger Agreement) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be so true and accurate as of such date or with respect to such period) (the “GARS Rep Conditions”);

•	GARS has performed in all material respects its obligations under the Merger Agreement required to be performed by it at or prior to the Closing (the “GARS Covenant Conditions”);

•	since the date of the Merger Agreement, there has not occurred and there is not continuing any material adverse effect with respect to GARS;

•	PTMN has received a certificate signed by an executive officer of GARS, dated as of the Closing Date, to the effect that each of the foregoing conditions has been satisfied;

•	the GARS Administration Agreement and the GARS Investment Advisory Agreement have been terminated;

•

PTMN has received the written opinion of Simpson Thacher, or another nationally recognized tax counsel reasonably satisfactory to GARS (which may include outside counsel to GARS), dated as of the Closing Date, to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

•	GARS has provided evidence satisfactory to PTMN that each of the CLO Conditions has been satisfied or deemed satisfied pursuant to the Merger Agreement; and

•

GARS has provided evidence satisfactory to PTMN that each of GARS and its subsidiaries has filed or caused to be filed all tax returns required to be filed by it with respect to the taxable year ending December 31, 2019.

Conditions to the Obligations of GARS

The obligations of GARS to consummate the Mergers are subject to the satisfaction (or waiver by GARS) of certain additional conditions, including the following:

•

the representations and warranties of PTMN, Merger Sub and Sierra Crest are true and accurate in all respects (subject to the materiality thresholds set forth in the Merger Agreement) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and accurate as of such date or with respect to such period) (the “PTMN Rep Conditions”);

•

each of PTMN, Merger Sub and Sierra Crest has performed in all material respects all of the respective obligations under the Merger Agreement required to be performed by PTMN, Merger Sub or Sierra Crest, as the case may be, at or prior to the Closing (the “PTMN Covenant Conditions”);

•	since the date of the Merger Agreement, there has not occurred and there is not continuing any material adverse effect with respect to PTMN;

•	GARS has received a certificate signed by an executive officer of PTMN, dated as of the Closing Date, to the effect that each of the foregoing conditions has been satisfied; and

•	GARS has received the written opinion of Proskauer, or another nationally recognized tax counsel reasonably satisfactory to PTMN (which may include outside counsel to PTMN), dated as of the Closing

Date, to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Frustration of Closing Conditions

None of GARS, PTMN or Merger Sub may rely on the failure of any condition to Closing set forth in the Merger Agreement, as the case may be, to be satisfied if such failure was caused by such party’s failure to act in good faith or use its reasonable best efforts to consummate the Mergers and the other transactions contemplated by the Merger Agreement, as required by and subject to the terms of the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after obtaining the PTMN Stockholder Approval or before or (except as described below) after obtaining the GARS Stockholder Approval:

•	(a) by mutual written consent of GARS and PTMN;

•	(b) by either GARS or PTMN, if:

•

(i) the Merger has not occurred on or prior to the Outside Date; provided, however, that the right to so terminate the Merger Agreement will not be available to any party whose failure to perform or comply with the covenants and agreements of such party set forth in the Merger Agreement has been the proximate cause of the failure of the Merger to occur on or prior to such date;

•

(ii) any governmental entity having jurisdiction over GARS, PTMN or the Merger Sub has issued an order, decree or ruling or taken any other action, in each case permanently enjoining or otherwise permanently prohibiting any of the transactions contemplated by the Merger Agreement and such order, decree, ruling or other action has become final and nonappealable; provided, however, that the party seeking to so terminate the Merger Agreement has used its reasonable best efforts to contest, appeal and remove such order, decree, ruling or other action in accordance with the terms of the Merger Agreement;

•

(iii) the GARS Stockholder Approval has not been obtained at the GARS Special Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the GARS Stockholder Approval was taken; provided, however, that no party may so terminate the Merger Agreement if such party has breached in any material respect any of its obligations under the Merger Agreement, in each case in a manner that caused the failure to obtain the GARS Stockholder Approval at the GARS Special Meeting or at any adjournment or postponement thereof; or

•

(iv) the PTMN Stockholder Approval has not been obtained at the PTMN Special Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the PTMN Stockholder Approval was taken; provided, however, that no party may so terminate the Merger Agreement if such party has breached in any material respect any of its obligations under the Merger Agreement, in each case in a manner that caused the failure to obtain the PTMN Stockholder Approval at the PTMN Special Meeting or at any adjournment or postponement thereof.

•	(c) by GARS, if:

•

(i) PTMN or Merger Sub breaches any of its representations, warranties, covenants or other agreements under the Merger Agreement, which breach would result in the failure of any of the PTMN Rep Conditions or PTMN Covenant Conditions and such breach cannot be or has not been cured within twenty days after the giving of written notice to PTMN (or, if less than twenty days remain prior to the Outside Date, prior to the Outside Date); provided, that GARS may not so terminate the Merger

Agreement if GARS is then in breach of any of its representations, warranties, covenants or agreements so as to cause any of the GARS Rep Conditions or GARS Covenant Conditions not to be satisfied were the Closing then to occur; or

•

(ii) prior to obtaining the GARS Stockholder Approval, and subject to the terms and conditions of the non-solicitation covenants, in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal; provided, that GARS may not so terminate the Merger Agreement (A) if it has breached any of the non-solicitation covenants in any material respect and (B) unless GARS simultaneously pays PTMN the termination fee as described in “—Termination Fee; Expense Reimbursement” below);

•	(d) by PTMN, if:

•

(i) GARS breaches any of its representations, warranties and covenants or other agreements under the Merger Agreement, which breach would result in the failure of any of the GARS Rep Conditions or GARS Covenant Conditions and such breach cannot be or has not been cured within twenty days after the giving of written notice to PTMN (or, if less than twenty days remain prior to the Outside Date, prior to the Outside Date); provided that PTMN may not so terminate the Merger Agreement if PTMN, Merger Sub or Sierra Crest is then in breach of any of their respective representations, warranties, covenants or agreements so as to cause any of the PTMN Rep Conditions or PTMN Covenant Conditions not to be satisfied were the Closing then to occur; or

•

(ii) prior to the receipt of the GARS Stockholder Approval, (A) the GARS Board or any committee thereof has effected (whether or not validly) a Change in Recommendation, (B) GARS fails to publicly reaffirm the GARS Board Recommendation within five business days after receipt of a written request therefor by PTMN, (C) GARS materially breaches the non-solicitation covenants and such breach remains uncured for five business days following written notice thereof by PTMN to GARS, (D) GARS fails to recommend against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act within ten business days after the commencement thereof or (E) GARS or the GARS Board or any committee thereof publicly announces an intention to effect any of the foregoing; provided, that PTMN may not so terminate the Merger Agreement at any time following a vote being taken on the GARS Stockholder Approval at the GARS Special Meeting duly convened therefor or at any adjournment or postponement thereof.

Termination Fee; Expense Reimbursement

GARS Fee

The Merger Agreement provides for the payment by GARS to PTMN of a termination fee (the “GARS Fee”) of approximately $2.375 million in cash (such amount to be reduced by the amount of any PTMN Expenses (as defined below) previously paid by GARS to PTMN) if the Merger Agreement is terminated by:

•

either PTMN or GARS, pursuant to paragraph (b)(iii) under “—Right to Terminate” above, (A) there has been publicly disclosed for the first time after the date of the Merger Agreement and prior to the time of the GARS Special Meeting an Acquisition Proposal which is not withdrawn prior to the time of the GARS Special Meeting and (B) within twelve months after such termination, GARS enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal (but, for purposes of this clause (B) only, substituting 50% for all references to 20% in the definition of Acquisition Proposal) that is later consummated (regardless of whether or not such consummation happens prior to or following the end of such twelve month period);

•	GARS, pursuant to paragraph (c)(ii) under “—Right to Terminate” above; or

•	PTMN, pursuant to paragraph (d)(ii) under “—Right to Terminate” above.

Reimbursement of PTMN Expenses

If the Merger Agreement is terminated by PTMN or GARS in accordance with paragraph (b)(iii) under “—Right to Terminate” above, under circumstances in which the GARS Fee is not then payable to PTMN, then GARS will reimburse PTMN and its affiliates for all of their out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to PTMN and Merger Sub and their affiliates) incurred by or on behalf of PTMN or Merger Sub in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereby, up to a maximum reimbursement payment of $550,000 (the “PTMN Expenses”).

Reimbursement of GARS Expenses

If the Merger Agreement is terminated by PTMN or GARS in accordance with paragraph (b)(iv) under “—Right to Terminate” above, then PTMN will reimburse GARS and its affiliates for all of their out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to GARS and its affiliates) incurred by or on behalf of GARS in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereby, up to a maximum reimbursement payment of $550,000.

Effect of Termination

Following a valid termination, the Merger Agreement will become void and have no further force or effect, and the transactions contemplated by the Merger Agreement will be abandoned without further action by the parties; provided, that (i) certain provisions of the Merger Agreement will survive such termination, (ii) the Confidentiality Agreement will survive such termination in accordance with its terms and (iii) PTMN, Merger Sub and GARS will remain liable to each other for any damages incurred arising out of Fraud (as defined below) or any Knowing and Intentional Breach (as defined below) of the Merger Agreement.

“Fraud” means, with respect to a person, an intentional and willful misrepresentation by such person of a representation or warranty set forth in the Merger Agreement, or in any certificate delivered under the Merger Agreement by such person, which misrepresentation constitutes actual common law fraud (and not just constructive fraud or negligent misrepresentation) with the specific intent to induce another party to rely upon such representation or warranty.

“Knowing and Intentional Breach” means any breach of the Merger Agreement where the action or non-action constituting or giving rise to such breach was intentionally undertaken by the party taking such action, with actual knowledge that such action or non-action would or would reasonably be expected to constitute or give rise to a breach of the Merger Agreement.

Amendment and Modification of the Merger Agreement

Subject to applicable law, the Merger Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the respective stockholders of GARS or PTMN contemplated thereby, by written agreement of the parties thereto, by action taken by their respective boards of directors (or individuals holding similar positions), at any time prior to the Effective Time with respect to any of the terms contained therein; provided, however, that after the approval of the Merger Agreement by (i) GARS Stockholders, no such amendment, modification or supplement will reduce or change the Merger Consideration or adversely affect the rights of GARS Stockholders under the Merger Agreement without the approval of such stockholders and (ii) PTMN Stockholders, no such amendment, modification or supplement will increase or change the Merger Consideration or adversely affect the rights of PTMN Stockholders under the Merger Agreement without the approval of such stockholders.

Waiver

Except as otherwise provided in the Merger Agreement, any (i) failure of any of the parties to comply with any obligation, covenant, agreement or condition therein or (ii) inaccuracies in the representations and warranties contained in the Merger Agreement, in each case, may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party expressly granting such waiver, but any such waiver or failure to insist upon strict compliance with any obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Expenses

All costs and expenses incurred in connection with the Mergers, the Merger Agreement and the consummation of the transactions contemplated thereby will be paid by the party incurring such costs and expenses, whether or not the Mergers or any of the transactions contemplated thereby is consummated.

Governing Law; Jurisdiction

The Merger Agreement is governed and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed entirely therein.

Each of GARS, PTMN, Merger Sub and Sierra Crest has (a) submitted to the exclusive personal jurisdiction of the Delaware Court of Chancery, and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery will decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware) (each, a “Chosen Court”) for any dispute arising out of the Merger Agreement or any of the transactions contemplated by the Merger Agreement, (b) agreed that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) irrevocably waived, to the fullest extent permitted by law, any objection that it may have to the laying of the venue of any Action in any such Chosen Court or that any such Action brought in any such Chosen Court has been brought in an inconvenient forum, (d) agreed that it will not bring any Action relating to the Merger Agreement or any of the transactions contemplated by the Merger Agreement in any court other than a Chosen Court and (e) agreed that each of the other parties will have the right to bring any Action or proceeding for enforcement of a judgment entered by Chosen Court in any other court or jurisdiction.

ACCOUNTING TREATMENT OF THE MERGERS

PTMN management has performed an analysis and determined that the Mergers are asset acquisitions and that PTMN is the accounting survivor. Therefore, the Mergers will be accounted for under the asset acquisition method of accounting by PTMN in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.

The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of GARS’ assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of GARS as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

For purposes of this discussion, a “U.S. stockholder” or “U.S. holder” is a beneficial owner of GARS Common Stock who for U.S. federal income tax purposes is:

•	a citizen or individual resident of the United States;

•	a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any State or the District of Columbia;

•

a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” or “non-U.S. holder” means a beneficial owner of GARS Common Stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds GARS Common Stock, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding GARS Common Stock, you should consult your tax advisor.

This discussion addresses only those GARS Stockholders that hold their GARS Common Stock as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular GARS Stockholders in light of their individual circumstances or to GARS Stockholders that are subject to special rules, such as:

•	financial institutions;

•	pass-through entities and investors in such entities;

•	insurance companies;

•	tax-exempt organizations;

•	controlled foreign corporations and passive foreign investment companies;

•	real estate investment trusts;

•	RICs;

•	mutual funds;

•	pension plans and trusts;

•	dealers in securities;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons who exercise dissenters’ rights;

•	persons that hold GARS Common Stock as part of a straddle, hedge, constructive sale or conversion transaction;

•	United States expatriates or former citizens or residents of the United States,

•	U.S. stockholders whose functional currency is not the U.S. dollar,

•	a person required to accelerate the recognition of any item of gross income with respect to GARS Common Stock as a result of such income being recognized on an applicable financial statement;

•	persons who are not U.S. stockholders (except as otherwise disclosed below under “—Non-U.S. Stockholders”); and

•

persons who acquired their shares of GARS Common Stock through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan, individual retirement accounts or other tax-deferred accounts.

In addition, the discussion does not address any alternative minimum tax, gift or estate tax, or any state, local or foreign tax consequences of the Mergers, nor does it address any tax consequences arising under Medicare tax on net investment income.

The following discussion is based on the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion.

Qualification of the Mergers as a Reorganization under Section 368(a) of the Code

PTMN and GARS intend for the Mergers, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the obligation of GARS to consummate the Mergers that GARS has received a written opinion from Proskauer, outside legal counsel to GARS, or another nationally recognized tax counsel reasonably satisfactory to PTMN (which may include outside counsel to PTMN), and it is a condition to the obligation of PTMN to consummate the Mergers that PTMN has received a written opinion from Simpson Thacher, or another nationally recognized tax counsel reasonably satisfactory to GARS (which may include outside counsel to GARS), in each case dated as of the Closing Date and to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. These opinions will be based on facts and representations contained in representation letters provided by PTMN and GARS and on customary factual assumptions, including that the fair market value of the PTMN Common Stock received by GARS Stockholders in the Mergers will equal or exceed 40% of the aggregate consideration in the Mergers.

Accordingly, each GARS Stockholder should consult its tax advisor with respect to the particular tax consequence of the Mergers to such holder.

The remainder of this disclosure assumes that the Mergers qualify as a “reorganization” under Section 368(a) of the Code.

Tax Consequences if the Mergers Qualify as a Reorganization

If the Mergers, taken together, are treated as a reorganization within the meaning of Section 368(a) of the Code, the tax consequences for GARS Stockholders who receive shares of PTMN Common Stock and cash in exchange for shares of GARS Common Stock pursuant to the Mergers are as follows:

•

gain (but not loss) will be recognized in an amount equal to the lesser of (1) the amount by which the sum of the fair market value of the shares of PTMN Common Stock (including any fractional share deemed received) and cash (other than cash received in lieu of a fractional share of PTMN Common Stock) received by a holder of GARS Common Stock (such cash including the holder’s share of the Aggregate Cash Consideration and possibly, as discussed below, the holder’s share of the Additional Cash Consideration) exceeds such holder’s tax basis in its GARS Common Stock, and (2) the amount of cash received by such holder of GARS Common Stock (such cash including the holder’s share of the Aggregate Cash Consideration and possibly, as discussed below, the holder’s share of the Additional Cash Consideration, but excluding any cash received instead of fractional interests in shares of PTMN Common Stock, as discussed in the section entitled “—Cash Received in Lieu of a Fractional Share of PTMN Common Stock” below);

•

the aggregate basis of the shares of PTMN Common Stock received in the Mergers will be the same as the aggregate basis of the GARS Common Stock for which it is exchanged, decreased by the amount of cash received in the Mergers (such cash including the holder’s share of the Aggregate Cash Consideration and possibly, as discussed below, the holder’s share of the Additional Cash Consideration, but excluding any cash received instead of fractional interests in shares of PTMN Common Stock), decreased by any basis attributable to fractional interests in shares of PTMN Common Stock for which cash is received, and increased by the amount of any gain recognized on the exchange (regardless of whether such gain is classified as capital gain, or as ordinary dividend income, as discussed below, but excluding any gain or loss recognized with respect to fractional interests in shares of PTMN Common Stock for which cash is received); and

•	the holding period of shares of PTMN Common Stock received in exchange for shares of GARS Common Stock will include the holding period of the GARS Common Stock for which it is exchanged.

If the GARS Stockholders acquired different blocks of GARS Common Stock at different times or at different prices, any gain will be determined separately with respect to each block of GARS Common Stock and such holders’ basis and holding period in their shares of PTMN Common Stock will be determined by reference to each block of GARS Common Stock.

Gain that the GARS Stockholders recognize in connection with the Mergers generally will constitute capital gain and will constitute long-term capital gain if such holders have held (or are treated as having held) their GARS Common Stock for more than one year as of the date of the Mergers. Long-term capital gain of non-corporate GARS Stockholders is generally taxed at preferential rates. All or part of the gain that a particular U.S. holder of GARS Common Stock recognizes could be treated as dividend income rather than capital gain if (i) such U.S. stockholder is a significant shareholder of PTMN or (ii) such U.S. stockholder’s percentage ownership, taking into account constructive ownership rules, in PTMN after the Mergers is not meaningfully reduced from what its percentage ownership would have been if it had received solely shares of PTMN Common Stock rather than a combination of cash and shares of PTMN Common Stock in the Mergers. This could happen, for example, because of ownership of additional shares of PTMN Common Stock by such holder, ownership of shares of PTMN Common Stock by a person related to such holder or a share repurchase by PTMN from other PTMN Stockholders. The Internal Revenue Service has indicated in rulings that any reduction in the interest of a minority shareholder that owns a small number of shares in a publicly and widely held corporation and that exercises no control over corporate affairs would result in capital gain as opposed to dividend treatment. Because the possibility of dividend treatment depends primarily upon each holder’s particular circumstances, including the application of the constructive ownership rules, the GARS Stockholders should consult their tax advisors regarding the application of the foregoing rules to their particular circumstances.

The tax treatment of the receipt of the Additional Cash Consideration is unclear because there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror. If the Additional Cash Consideration is treated as additional Merger Consideration received in exchange for GARS Common Stock, such payment would be treated as part of the total consideration received in exchange for the GARS Common Stock and treated in the manner described above. It is possible, however, that the Additional Cash Consideration may be treated as ordinary income and not as cash received in exchange for a U.S. stockholder’s GARS Common Stock.

Although the matter is not free from doubt, PTMN and Sierra Crest intend to take the position that the Additional Cash Consideration received by U.S. stockholders is treated as additional Merger Consideration, and, assuming such position is respected, any gain recognized by a U.S. stockholder on the receipt of the Additional Cash Consideration should be capital gain or loss. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

In general, it is expected that limitations under the Code will apply to loss carryforwards and unrealized losses of GARS as GARS Stockholders before the Mergers are expected to hold less than 50% of the outstanding shares of PTMN immediately following the Mergers.

In this regard, the Mergers are expected to result in potential limitations on the ability of PTMN to use GARS’ loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized, and on the ability of GARS’ taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of GARS’ (or GARS’ taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

PTMN will be prohibited from using its capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in GARS’ portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if GARS has a net unrealized built in gain at the time of the Mergers. The ability of PTMN to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if PTMN is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both PTMN Stockholders and GARS Stockholders following the Mergers. Therefore, a PTMN Stockholder or GARS Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

PTMN will also be prohibited from using GARS’ capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in PTMN’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if PTMN has a net unrealized built in gain at the time of the Mergers.

The ability of PTMN to use GARS’ losses in the future depends upon a variety of factors that cannot be known in advance. Even if PTMN is able to utilize capital loss carryforwards or unrealized losses of GARS, the tax benefit resulting from those losses will be shared by both GARS Stockholders and PTMN Stockholders following the Mergers. Therefore, a GARS Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of PTMN’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by GARS’ capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

Cash Received in Lieu of a Fractional Share of PTMN Common Stock

A holder of GARS Common Stock who receives cash in lieu of a fractional share of PTMN Common Stock will generally be treated as having received the fractional share pursuant to the Mergers and then as having sold that fractional share of PTMN Common Stock for cash. As a result, a holder of GARS Common Stock will generally recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest as set forth above. Except as described above, this gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Backup Withholding and Information Reporting

Payments of cash to a holder of GARS Common Stock may, under certain circumstances, be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption satisfactory to PTMN and the exchange agent or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

If the Mergers, taken together, qualify as a reorganization, a holder of GARS Common Stock who receives PTMN stock as a result of the Mergers will be required to retain records pertaining to the Mergers. Each holder of GARS Common Stock who is required to file a U.S. federal income tax return and who is a “significant holder” that receives PTMN stock in the Mergers will be required to file a statement with such U.S. federal income tax return in accordance with U.S. Treasury Regulations Section 1.368-3 setting forth such holder’s basis in, and the fair market value of, the GARS Common Stock that is exchanged for PTMN Common Stock by such significant holder (in each case, determined immediately prior to the exchange) in the GARS Common Stock that is exchanged for PTMN Common Stock by such significant holder. A “significant holder” is a holder of GARS Common Stock who, immediately before the Mergers, owned at least 5% of the outstanding stock of GARS or securities of GARS with a basis for federal income taxes of at least $1.0 million.

Non-U.S. Stockholders

Gain recognized by a non-U.S. stockholder upon the exchange of GARS Common Stock pursuant to the Mergers generally should not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. stockholder generally should be subject to tax on such gain in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•

the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Mergers and certain other requirements are met, in which case the non-U.S. stockholder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or

•

GARS is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the Mergers and (ii) the non-U.S. stockholder’s holding period in the GARS common stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of GARS’ outstanding common stock at any time during the applicable period. Although there can be no assurances in this regard, GARS does not believe that it is or was during the last five years a “United States real property holding corporation” for U.S. federal income tax purposes.

If the receipt of the Aggregate Cash Consideration has the effect of a distribution of a dividend for U.S. federal income tax purposes, then such cash payment may be subject to 30% withholding unless (i) the non-U.S. stockholder is eligible for a reduced tax treaty rate with respect to dividend income or (ii) amounts paid to the non-U.S. stockholder in the Mergers are effectively connected with a U.S. trade or business, in which case no such withholding will be required and such amounts will be taxed at the same graduated rates applicable to U.S. persons, net of certain deductions and credits. In general, a non-U.S. stockholder must furnish an IRS Form W-8BEN or IRS Form W-8ECI in order to prove its eligibility for any of the foregoing exemptions or reduced rates.

GARS and PTMN generally intend to treat Additional Cash Consideration as additional Merger Consideration, but, as discussed above under “Tax Consequences if the Mergers Qualify as a Reorganization”, the tax treatment of the receipt of the Additional Cash Consideration is unclear because there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror. If the Additional Cash Consideration is treated as additional Merger Consideration received in exchange for GARS Common Stock, such payment would be treated as part of the total consideration received in exchange for the GARS Common Stock and treated in the manner described above.

It is possible, however, that the Additional Cash Consideration may be treated as ordinary income and not as cash received in exchange for a non-U.S. stockholder’s GARS Common Stock. In such a case, the Additional Cash Consideration would generally be subject to withholding of U.S. federal income tax at a rate of 30% if it is treated as payment from a U.S. source that is fixed or determinable, annual or periodic income. While it is possible that the Additional Cash Consideration would not be treated as U.S. source income for non-U.S. stockholders not present in the United States, the proper characterization of such payment is subject to significant uncertainty. Furthermore, because the Additional Cash Consideration is not being made by or for the benefit of PTMN, PTMN is not a paying or withholding agent with respect to the Additional Cash Consideration and will not be responsible for determining whether any amounts should be withheld with respect to the Additional Cash Consideration. PTMN cannot be certain whether or not an applicable paying agent or other applicable withholding agent would take the position that it is required to withhold U.S. federal income tax at a 30% rate (or, if applicable, a reduced rate under a tax treaty) with respect to the payment of Additional Cash Consideration made to a non-U.S. stockholder. If withholding results in an overpayment of taxes, a refund or credit may be obtainable, provided that the required information is timely furnished to the IRS. Non-U.S. stockholders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding to the Additional Cash Consideration.

A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the Mergers, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such non-U.S. stockholder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (or “FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (as “IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Non-U.S. stockholders should consult their tax advisors regarding the potential application of FATCA withholding on amounts received by such holders in connection with the Mergers.

Distribution of Income and Gains

GARS’ tax year is expected to end as a result of the Mergers. GARS generally will be required to declare to GARS Stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), in order to maintain GARS’ treatment as a RIC during its tax year ending with the date of the Mergers and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if PTMN has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire shares of PTMN Common Stock in the Mergers, a portion of your subsequent distributions from PTMN may, in effect, be a taxable return of part of your investment. Similarly, if you acquire PTMN Common Stock in the Mergers when PTMN holds appreciated securities, you may receive a taxable return of part of your investment if and when PTMN sells the appreciated securities and distributes the realized gain.

The preceding discussion is intended only as a summary of material U.S. federal income tax consequences of the Mergers and does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, it does not address any non-income tax or any foreign, state or local tax consequences of the Mergers. Thus, you are strongly encouraged to consult your tax advisor as to the specific tax consequences resulting from the Mergers, including tax return reporting requirements, the applicability and effect of United States federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

U.S. Federal Income Taxation of an Investment in PTMN Common Stock

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to PTMN and to an investment in PTMN Common Stock. This summary does not purport to be a complete description of the income tax considerations applicable to PTMN or its investors on such an investment. For example, the following discussion does not describe tax consequences that PTMN assumes to be generally known by investors or certain considerations that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, financial institutions, pass-through entities and investors in such entities, insurance companies, real estate investment trusts, RICs, mutual funds, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, United States expatriates or former citizens or residents of the United States, persons who mark-to-market PTMN Common Stock, persons required to accelerate the recognition of any item of gross income with respect to PTMN Common Stock as a result of such income being recognized on an applicable financial statement, and persons who hold PTMN Common Stock as part of a “straddle,” “hedge” or “conversion” transaction. Unless otherwise noted, the following discussion applies only to U.S. stockholders (as defined below) that hold shares of PTMN Common Stock as capital assets within the meaning of the Code. The following discussion is based upon the Code, U.S. Treasury Regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. PTMN has not sought and will not seek any ruling from the Internal Revenue Service (or the “IRS”), regarding PTMN Common Stock issued in the Mergers. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax or the Medicare tax on net investment income. It does not discuss the special treatment under U.S. federal income tax laws that could result if PTMN invests in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” or “U.S. holder” means a beneficial owner of shares of PTMN Common Stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of this discussion, a “non-U.S. stockholder” means a beneficial owner of shares of PTMN Common Stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of PTMN Common Stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of PTMN Common Stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of PTMN Common Stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in PTMN Common Stock will depend on the facts of his, her or its particular situation. PTMN encourages investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

PTMN has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, PTMN generally will not have to pay corporate-level U.S. federal income taxes on any income that PTMN distributes to PTMN Stockholders from its taxable earnings and profits. To qualify as a RIC, PTMN must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, PTMN must distribute to PTMN Stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss (the “Annual Distribution Requirement”). Even if PTMN qualifies as a RIC, PTMN generally will be subject to corporate-level U.S. federal income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that PTMN qualifies as a RIC and satisfies the Annual Distribution Requirement, PTMN will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (which generally is defined as net long-term capital gain in excess of net short-term capital loss) that it timely distributes to stockholders. PTMN will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to PTMN Stockholders.

PTMN will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which PTMN paid no U.S. federal income tax. PTMN will generally review the benefits of avoiding excise tax against the costs of paying such tax.

In order to be treated as a RIC for U.S. federal income tax purposes, PTMN must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (including but not limited to gain from options, futures and forward contracts) and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by PTMN and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that PTMN invests in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), PTMN generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by PTMN directly. In addition, PTMN generally must take into account its proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which PTMN is a partner for purposes of the Diversification Tests.

In determining whether or not a RIC is in compliance with the Diversification Tests, the 90% Income Test and the Annual Distribution Requirement, a RIC may take into consideration certain cure provisions contained in the Code.

In order to meet the 90% Income Test, PTMN may establish one or more special purpose corporations to hold assets from which PTMN does not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through such a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore PTMN can expect to achieve a reduced after-tax yield on such investments.

PTMN may be required to recognize taxable income in circumstances in which PTMN does not receive a corresponding payment in cash. For example, if PTMN hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), PTMN must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by PTMN in the same taxable year. PTMN may also have to include in income other amounts that PTMN has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. PTMN anticipates that a portion of PTMN’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in PTMN’s investment company taxable income for the year of the accrual, PTMN may be required to make a distribution to PTMN Stockholders in order to satisfy the Annual Distribution Requirement, even though PTMN will not have received any corresponding cash amount. As a result, PTMN may have difficulty meeting the Annual Distribution Requirement necessary to obtain and maintain RIC tax treatment under the Code. PTMN may have to sell some of its investments at times and/or at prices PTMN would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If PTMN is not able to obtain cash from other sources, PTMN may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which PTMN invests may face financial difficulty that requires PTMN to work-out, modify or otherwise restructure its investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in PTMN’s recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by PTMN from warrants acquired by PTMN as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long PTMN held a particular warrant.

PTMN’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, PTMN’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by PTMN.

PTMN anticipates that the CLO vehicles in which it invests generally will constitute “passive foreign investment companies” (“PFICs”). Because PTMN acquires investments in PFICs (including equity tranche investments in CLO vehicles that are PFICs), PTMN may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by PTMN to PTMN Stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require PTMN to recognize its share of the PFIC’s income for each year regardless of whether PTMN receives any distributions from such PFIC. PTMN must nonetheless distribute such income to maintain its status as a RIC.

If PTMN holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), PTMN may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to PTMN’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If PTMN is required to include such deemed distributions from a CFC in its income, PTMN will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If PTMN is required to include amounts in income prior to receiving distributions representing such income, PTMN may have to sell some of its investments at times and/or at prices PTMN would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If PTMN is not able to obtain cash from other sources, PTMN may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

In addition, as discussed above, to qualify as a RIC, PTMN must, among other thing, satisfy the 90% Income Test. Although the Code generally provides that the income inclusions from a PFIC for which PTMN has made a qualifying fund election (such a PFIC, a “QEF”) or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to PTMN in the same taxable year in which the income is included in PTMN’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if PTMN does not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. The IRS and U.S. Treasury Department have issued regulations that provide that the income inclusions from a QEF or a CFC will be good income for purposes of the 90% Income Test if PTMN receives a cash distribution from such entity in the same year attributable to the included income or the included income is derived with respect to PTMN’s business of investing in stocks and securities. Accordingly, under current law, PTMN believes that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test whether or not such income is distributed by the QEF or CFC during the taxable year.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time PTMN accrues income, expenses, or other liabilities denominated in a foreign currency and the time PTMN actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although PTMN does not presently expect to do so, PTMN is authorized to borrow funds and to sell assets in order to satisfy its distribution requirements. However, under the 1940 Act, PTMN is not permitted to make distributions to PTMN Stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Business—Regulation—Qualifying Assets” in Part I, Item 1 of PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the section entitled “Senior Securities of PTMN.” Moreover, PTMN’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of PTMN’s portfolio and/or (2) other requirements relating to PTMN’s status as a RIC, including the Diversification Tests. If PTMN disposes of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, PTMN may make such dispositions at times that, from an investment standpoint, are not advantageous.

If PTMN fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, PTMN will be subject to tax in that year on all of its taxable income, regardless of whether PTMN makes any distributions to PTMN Stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to PTMN Stockholders. See “—Failure To Obtain RIC Tax Treatment” below.

As a RIC, PTMN is not allowed to carry forward or carry back a net operating loss for purposes of computing its investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions PTMN engages in may cause its ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of PTMN’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause PTMN to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. PTMN will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that PTMN invests in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” the consequences of an investment in the partnership will depend upon the amount and type of income of the partnership allocable to PTMN and its proportionate share of the underlying assets of the partnership. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect PTMN’s qualification as a RIC. PTMN intends to monitor its investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent PTMN’s disqualification as a RIC.

PTMN may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring PTMN to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of PTMN Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of PTMN Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of PTMN Common Stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in PTMN Common Stock.

Distributions by PTMN generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of PTMN’s “investment company taxable income” (which is, generally, PTMN’s ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of PTMN’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by PTMN to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (currently at a maximum tax rate of 20%) provided that PTMN properly reports such distributions as “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by PTMN will be attributable to qualifying dividends; therefore, PTMN’s distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of PTMN’s net capital gain (which is generally PTMN’s net long-term capital gain in excess of net short-term capital loss) properly reported by PTMN as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (currently at a maximum rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its PTMN Common Stock and regardless of whether paid in cash or reinvested in additional PTMN Common Stock. Distributions in excess of PTMN’s current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s PTMN Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

U.S. stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. The U.S. stockholder will have an adjusted tax basis in the additional shares of PTMN Common Stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although PTMN currently intends to distribute any long-term capital gain at least annually, PTMN may in the future decide to retain some or all of its long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, PTMN will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by PTMN. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since PTMN expects to pay tax on any retained capital gain at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes PTMN paid. In order to utilize the deemed distribution approach, PTMN must provide written notice to PTMN Stockholders prior to the expiration of 60 days after the close of the relevant taxable year. PTMN cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, PTMN may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If PTMN makes such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by PTMN in October, November or December of any calendar year, payable to U.S. stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by PTMN’s U.S. stockholders on December 31 of the year in which the dividend was declared.

PTMN may have the ability to declare a large portion of a distribution in shares of PTMN Common Stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may generally be as low as 20% or, for distributions declared on or before December 31, 2020, 10%, based on certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of PTMN’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was a cash distribution, even though most of the distribution was paid in shares of PTMN Common Stock.

If an investor purchases shares of PTMN Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of PTMN Common Stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the PTMN Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of PTMN Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of PTMN Common Stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in PTMN Common Stock. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income.

Noncorporate U.S. stockholders with net capital loss for a year (capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

PTMN (or the applicable withholding agent) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by PTMN generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

PTMN (or the applicable withholding agent) may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any noncorporate U.S. stockholder (1) who fails to furnish PTMN with a correct taxpayer identification number or a certificate that such U.S. stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies PTMN that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to shares of PTMN Common Stock of $2 million or more for a noncorporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in PTMN Common

Stock. Distributions of PTMN’s “investment company taxable income” to non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of PTMN’s current and accumulated earnings and profits, unless an applicable exception applies. However, PTMN generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by PTMN as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met. No certainty can be provided that any of PTMN’s distributions will be reported as eligible for this exception.

Actual or deemed distributions of PTMN’s net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of PTMN Common Stock, that are not effectively connected with a U.S. trade or business carried on by the non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a U.S. resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If PTMN distributes its net capital gain in the form of deemed rather than actual distributions (which PTMN may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax PTMN pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in PTMN Common Stock may not be appropriate for a non-U.S. stockholder.

Distributions of PTMN’s “investment company taxable income” and net capital gain (including deemed distributions) to non-U.S. stockholders, and gains realized by non-U.S. stockholders upon the sale of PTMN Common Stock that are “effectively connected” with a U.S. trade or business carried on by the non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a noncorporate non-U.S. stockholder, PTMN may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

PTMN may have the ability to declare a large portion of a distribution in shares of PTMN Common Stock to satisfy the Annual Distribution Requirement. If a portion of such dividend is paid in cash (which portion may be as low as 20% under certain public and private rulings issued by the IRS) and certain requirements are met, the entire distribution to the extent of PTMN’s current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of PTMN Common Stock.

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in PTMN Common Stock.

A non-U.S. stockholder who is a nonresident alien individual or foreign corporation may be subject to information reporting and withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides PTMN or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the withholding tax include U.S.-source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. stockholder and the status of the intermediaries through which they hold their shares, non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If PTMN were unable to obtain tax treatment as a RIC, PTMN would be subject to tax on all of its taxable income at regular corporate rates. PTMN would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to PTMN Stockholders as dividend income to the extent of PTMN’s current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 20%, provided certain holding period and other requirements are met). Subject to certain limitations under the Code, corporate stockholders would be eligible for the dividends-received deduction.

Distributions in excess of PTMN’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If PTMN fails to meet the RIC requirements for more than two consecutive years and then seeks to re-qualify as a RIC, PTMN would be required to recognize gain to the extent of any unrealized appreciation in its assets unless PTMN made a special election to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

PTMN PROPOSAL 1: THE MERGER STOCK ISSUANCE PROPOSAL

PTMN is asking PTMN Stockholders to approve the issuance of the shares of PTMN Common Stock to be issued pursuant to the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”

Under Nasdaq rules, a company is required to obtain stockholder approval prior to the issuance of shares of common stock in connection with the acquisition of the stock or assets of another company if, among others, the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the shares of common stock. Based on the number of shares of PTMN Common Stock issued and outstanding as of the close of business on [•], 2020, the last practicable date before the date of this joint proxy statement/prospectus, it is estimated that PTMN will issue approximately [•] shares of PTMN Common Stock to GARS Stockholders in the aggregate upon completion of the Mergers. The aggregate number of shares of PTMN Common Stock that PTMN will issue in the Mergers will exceed 20% of the shares of PTMN Common Stock outstanding before such issuance, and, for this reason, PTMN is seeking the approval of its stockholders for the issuance of shares of PTMN Common Stock pursuant to the Merger Agreement.

The issuance of shares of PTMN Common Stock to GARS Stockholders is necessary to complete the Mergers and the approval of the Merger Stock Issuance Proposal is required for completion of the Mergers. In the event the Merger Stock Issuance Proposal is approved by PTMN Stockholders, but the Merger Agreement is terminated (without the Mergers being completed) prior to the issuance of shares of PTMN Common Stock pursuant to the Merger Agreement, PTMN will not issue any shares of PTMN Common Stock as a result of the approval of the Merger Stock Issuance Proposal.

THE PTMN BOARD UNANIMOUSLY RECOMMENDS THAT PTMN STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL.

PTMN Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. The affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Merger Stock Issuance Proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless PTMN Stockholders designate otherwise.

Appraisal Rights

Under the DGCL, PTMN Stockholders will not be entitled to rights of appraisal with respect to the Merger Stock Issuance Proposal. Accordingly, to the extent that a PTMN Stockholder objects to the Merger Stock Issuance Proposal, such PTMN Stockholder will not have the right to have a court judicially determine (and the PTMN Stockholder will not receive) the fair value for its shares of PTMN Common Stock under the provisions of the DGCL governing appraisal rights.

PTMN PROPOSAL 2: THE PTMN ADJOURNMENT PROPOSAL

PTMN is asking PTMN Stockholders to approve the adjournment of the PTMN Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the PTMN Special Meeting to approve the Merger Stock Issuance Proposal.

THE PTMN BOARD UNANIMOUSLY RECOMMENDS THAT, IF NECESSARY OR APPROPRIATE, PTMN STOCKHOLDERS VOTE “FOR” THE PTMN ADJOURNMENT PROPOSAL.

PTMN Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the PTMN Adjournment Proposal. The affirmative vote of the holders of at least a majority of votes cast by holders of shares of PTMN Common Stock present at the PTMN Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the PTMN Adjournment Proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the PTMN Adjournment Proposal unless PTMN Stockholders designate otherwise.

GARS PROPOSAL 1: THE MERGER PROPOSAL

GARS is asking GARS Stockholders to approve the Merger Proposal pursuant to which Merger Sub would merge with and into GARS. GARS will then merge with and into PTMN. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of GARS Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section titled “Description of the Merger Agreement—Merger Consideration.”

Approval of the Merger Proposal is required for the completion of the Mergers. In the event the Merger Proposal is approved by GARS Stockholders, but the Merger Agreement is terminated prior to the closing of the Mergers, the Mergers will not be completed.

ON THE RECOMMENDATION OF THE GARS SPECIAL COMMITTEE, THE GARS BOARD UNANIMOUSLY RECOMMENDS THAT GARS STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

GARS Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote of the holders of a majority of the outstanding shares of GARS Common Stock entitled to vote at the GARS Special Meeting is required to approve the Merger Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless GARS Stockholders designate otherwise.

Appraisal Rights

GARS Stockholders will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of GARS Stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

GARS PROPOSAL 2: THE GARS ADJOURNMENT PROPOSAL

GARS is asking GARS Stockholders to approve the adjournment of the GARS Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the GARS Special Meeting to approve the Merger Proposal.

ON THE RECOMMENDATION OF THE GARS SPECIAL COMMITTEE, THE GARS BOARD UNANIMOUSLY RECOMMENDS THAT, IF NECESSARY OR APPROPRIATE, GARS STOCKHOLDERS VOTE “FOR” THE GARS ADJOURNMENT PROPOSAL.

GARS Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the GARS Adjournment Proposal. The affirmative vote of the holders of at least a majority of votes cast by holders of the shares of GARS Common Stock present at the GARS Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the GARS Adjournment Proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the GARS Adjournment Proposal unless GARS Stockholders designate otherwise.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

PTMN

Price Range of Common Stock

PTMN Common Stock began trading on December 11, 2006 and is currently traded on Nasdaq under the symbol “PTMN.” The following table sets forth: (i) the NAV per share of PTMN Common Stock as of the applicable period end, (ii) the range of high and low closing sales prices of PTMN Common Stock as reported on Nasdaq during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the appropriate period, and (iv) the dividends and distributions per share of PTMN Common Stock declared during the applicable period.

	NAV per share(1)		Closing Sales Price		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Dividends and Distributions Declared
Period			High	Low
Fiscal Year Ending December 31, 2020
Third quarter (through August 27, 2020)		*	$1.30	$1.05	*	*	$0.06
Second quarter	$2.71		1.44	0.84	(46.9)%	(69.0)%	$0.00
First quarter	2.69		2.36	0.75	(12.3)%	(72.1)%	0.12
Fiscal Year Ended December 31, 2019
Fourth quarter	$3.40		$2.26	$2.03	(33.5)%	(40.3)%	$0.06
Third quarter	3.55		2.47	2.15	(30.4)%	(39.4)%	0.06
Second quarter	3.73		3.75	2.25	0.5%	(39.7)%	0.10
First quarter	3.85		3.68	3.32	(4.4)%	(13.8)%	0.10
Fiscal Year Ended December 31, 2018
Fourth quarter	$4.23		$3.47	$2.93	(18.0)%	(30.7)%	$0.10
Third quarter	4.66		3.39	3.13	(27.3)%	(32.8)%	0.10
Second quarter	4.72		3.28	3.09	(30.5)%	(34.5)%	0.10
First quarter	4.85		3.57	2.96	(26.4)%	(39.0)%	0.10

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
*	NAV has not yet been finally determined for any day after June 30, 2020.

The last reported price for PTMN Common Stock as of August 27, 2020 was $1.18 per share. As of August 27, 2020, PTMN had 51 stockholders of record. This does not include the number of stockholders that hold shares through banks or broker-dealers.

PTMN cannot predict the price at which its common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their NAV and PTMN’s stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that PTMN’s NAV per share may decline. PTMN cannot predict whether shares of its common stock will trade above, at or below its NAV. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock soon after the purchase of such shares of common stock. In addition, if PTMN Common Stock trades below its NAV, it will generally not be able to issue additional shares of its common stock at its market price without first obtaining the approval of PTMN Stockholders and the PTMN Independent Directors.

Pursuant to PTMN’s dividend reinvestment plan, PTMN will reinvest all cash dividends or distributions declared by the PTMN Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the PTMN Board declares a distribution, then stockholders who have not elected to “opt out” of PTMN’s dividend reinvestment plan will have their distributions automatically reinvested in additional shares of PTMN Common Stock. See “Business—Dividend Reinvestment Plan” in Part I, Item 1 of PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference in this joint proxy statement/prospectus for additional information regarding PTMN’s dividend reinvestment plan.

GARS

GARS Common Stock began trading on March 27, 2013 and is currently traded on Nasdaq under the symbol “GARS.” The following table sets forth: (i) the NAV per share of GARS Common Stock as of the applicable period end, (ii) the high and low closing sales prices of GARS Common Stock as reported on Nasdaq during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the appropriate period and (iv) the distributions per share of GARS Common Stock declared during the applicable period.

	NAV per share(1)		Closing Sales Price		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
Period			High	Low
Fiscal Year Ended December 31, 2020
Third quarter (through August 27, 2020)		*	$3.65	$3.24	*	*	$0.05	(4)
Second quarter	$6.27		3.74	1.33	(40.4)%	(78.8)%	0.15
First quarter	6.59		6.32	1.12	(4.1)%	(83.0)%	0.15
Fiscal Year Ended December 31, 2019
Fourth quarter	$8.51		$6.90	$5.46	(18.9)%	(35.8)%	$0.15
Third quarter	9.04		7.18	6.89	(20.6)%	(23.8)%	0.23
Second quarter	10.30		7.28	6.76	(29.3)%	(34.4)%	0.23
First quarter	10.44		7.59	6.53	(27.3)%	(37.5)%	0.23
Fiscal Year Ended December 31, 2018
Fourth quarter	$10.52		$8.40	$6.19	(20.2)%	(41.2)%	$0.23
Third quarter	11.25		8.80	8.11	(21.8)%	(27.9)%	0.28
Second quarter	11.44		8.93	8.07	(21.9)%	(29.5)%	0.28
First quarter	11.54		8.45	7.84	(26.8)%	(32.1)%	0.28

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	Represents the distribution declared in the specified quarter.
(4)	Payable on September 25, 2020 to stockholders of record of GARS Common Stock as of September 11, 2020.
*	NAV has not yet been finally determined for any day after June 30, 2020.

The last reported price for GARS Common Stock on August 27, 2020 was $3.46 per share. As of August 27, 2020, GARS had 10 stockholders of record. This does not include the number of stockholders that hold shares through banks or broker-dealers.

BUSINESS OF PTMN

The information in “Business” in Part I, Item 1 of PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE OF PTMN

The information in “Business—Determination of Net Asset Value” in Part I, Item 1 of PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.

REGULATION OF PTMN

The information in “Business—Regulation” in Part I, Item 1 of PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PTMN

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of PTMN’s Annual Report on Form 10-K for the fiscal year ended December  31, 2019 and in Part 1, Item 2 of PTMN’s Quarterly Reports on Form  10-Q for the quarters ended March 31, 2020  and June 30, 2020 are incorporated herein by reference.

SENIOR SECURITIES OF PTMN

Information about PTMN’s senior securities is shown as of the dates indicated in the below table. This information about PTMN’s senior securities should be read in conjunction with PTMN’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of PTMN” as incorporated by reference herein. Each of KPMG LLP’s report on the senior securities table as of December 31, 2019 and Ernst & Young LLP’s report on the senior securities table as of December 31, 2018, 2017, 2016 and 2015 is attached as an exhibit to the registration statement of which this joint proxy statement/prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Senior securities payable
Fiscal 2010	$86,747	$3,155	—	N/A
Fiscal 2011	60,000	4,009	—	N/A
Fiscal 2012	101,400	3,050	—	N/A
Fiscal 2013	192,592	2,264	—	N/A
Fiscal 2014	223,885	2,140	—	N/A
Fiscal 2015	208,049	2,025	—	N/A
Fiscal 2016	180,881	2,048	—	N/A
Fiscal 2017	104,407	2,713	—	N/A
Fiscal 2018	103,763	2,490	—	N/A
Fiscal 2019(5)	156,978	1,950	—	N/A
Fiscal 2020 (as of June 30, 2020, unaudited)(6)	175,047	1,675	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of PTMN’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)

Not applicable, except with respect to the 7.375% Notes Due 2019 and the 6.125% Notes Due 2022, as other debt securities are not registered for public trading. For the years ended December 31, 2017, 2016, 2015, 2014, 2013 and for the period from October 17, 2012 (date of issuance) to December 31, 2012, the average market value per $1,000 of par value of the 7.375% Notes Due 2019 was $1,016.04, $1,000.00, $1,011.96, $1,037.72, $1,032.96 and $1,012.28, respectively. For the years-ended December 31, 2019 and 2018 and for the period from August 14, 2017 (date of issuance) to December 31, 2017, the average market value per $1,000 of par value of the 6.125% Notes Due 2022 was $1,009.93, $1,009.20 and $1,006.00, respectively. For the unaudited six month period ended June 30, 2020, the average market value per $1,000 of par value of the 6.125% Notes Due 2022 was $920.80. Average market value is computed by taking the daily average of the closing prices for the period.

(5)	As of December 31, 2019, the Total Amount Outstanding Exclusive of Treasury Securities consisted of 6.125% Notes Due 2022 of $77,407 and Revolving Credit Facilities of $79,571.
(6)	As of June 30, 2020, the Total Amount Outstanding Exclusive of Treasury Securities consisted of 6.125% Notes Due 2022 of $76,726 and Revolving Credit Facilities of $98,321.

PORTFOLIO COMPANIES OF PTMN

The following table sets forth certain information as of June 30, 2020 for each portfolio company in which PTMN had an investment. Percentages shown for class of securities held by PTMN represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security PTMN may own on a fully diluted basis assuming PTMN exercises its warrants or options. Each variable rate debt investment that is determined by a reference to LIBOR resets either monthly, quarterly, semi-annually or annually.

The PTMN Board approved the valuation of PTMN’s investment portfolio, as of June 30, 2020, at fair value as determined in good faith using a consistently applied valuation process in accordance with PTMN’s documented valuation policy that has been reviewed and approved by the PTMN Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to PTMN investments, see PTMN’s schedules of investments included in PTMN’s financial statements incorporated by reference in this joint proxy statement/prospectus.

Debt Securities Portfolio

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
Advanced Lighting Technologies, Inc. 7905 Cochran Road Suite 300 Glenwillow, OH 44139 Consumer goods: Durable	(5)(8)(13)	Junior Secured Loan—Second Lien Notes 8.0% Cash, 10.0% PIK, 3 Month LIBOR(1.00%) + 7.00%; LIBOR Floor 1.00% , Due 10/23	6/13/2012	$1,338,361	$951,271	$2,811

Advantage Capital Holdings LLC 415 Bedford Road - Suite 102 Pleasantville NY, 10570 Banking, Finance, Insurance & Real Estate	(8)(13)(14)(23)	Senior Secured Loan—Delayed Draw Term Loan 5.0% Cash, 8.0% PIK, Due 1/25	2/14/2020	—	—	—

Advantage Capital Holdings LLC 415 Bedford Road - Suite 102 Pleasantville NY, 10570 Banking, Finance, Insurance & Real Estate	(8)(13)(14)(23)	Senior Secured Loan—Term Loan 5.0% Cash, 8.0% PIK, Due 1/25	2/14/2020	2,327,500	2,327,500	2,327,500

Akumin Corp. 8300 W. Sunrise Boulevard Plantation, FL, 33322 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan—Initial Term B Loan 7.0% Cash, 1 Month LIBOR(1.00%) + 6.00%; LIBOR Floor 1.00% , Due 5/24	5/31/2019	2,227,500	2,192,652	2,118,798
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC) 161 Washington St, Suite 600, Conshohocken, PA 19428 Services: Business	(8)(14)(23)	Senior Secured Loan—Initial Term Loan 4.4% Cash, 1 Month LIBOR(0.18%) + 4.25%, Due 7/26	3/23/2020	5,182,561	4,268,606	5,045,068

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
Anthem Sports & Entertainment Inc. 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(8)(13)(14)(23)	Senior Secured Loan—Revolving Loan 7.8% Cash, 2.8% PIK, 3 Month LIBOR(1.00%) + 6.75%; LIBOR Floor 1.00%, Due 9/24	9/9/2019	416,667	381,712	362,500

Anthem Sports & Entertainment Inc. 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	(8)(13)(14)(23)	Senior Secured Loan—Term Loan 7.8% Cash, 2.8% PIK, 3 Month LIBOR(1.00%) + 6.75%; LIBOR Floor 1.00%, Due 9/24	9/9/2019	4,024,614	3,897,706	3,823,383

BMC Acquisition, Inc. (aka BenefitMall) 12404 Park Central Drive, Suite 400S Dallas, TX, 75251 Banking, Finance, Insurance & Real Estate	(8)(13)(14)	Senior Secured Loan—Initial Term Loan 6.3% Cash, 6 Month LIBOR(1.00%) + 5.25%; LIBOR Floor 1.00%, Due 12/24	1/2/2018	2,925,000	2,923,894	2,770,853

C.P. Converters Acquisition, Inc. 15 Grumbacher Rd, York, PA 17406 Chemicals, Plastics & Rubber	(8)(13)(14)	Senior Secured Loan—Seventh Amendment Acquisition Loan 7.5% Cash, 3 Month LIBOR(1.00%) + 6.50%; LIBOR Floor 1.00%, Due 6/23	6/26/2020	3,000,000	2,925,345	2,925,000

Care Hospice Acquisition, Inc. 500 Faulconer Drive, Suite 200 Charlottesville, VA 22903 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan— Term Loan 5.5% Cash, 3 Month LIBOR(1.00%) + 4.50%; LIBOR Floor 1.00%, Due 4/22	4/17/2020	4,987,437	4,942,723	4,937,563

Carestream Health, Inc. 150 Verona Street, Rochester, NY 14608 Healthcare & Pharmaceuticals	(8)(13)(14)	Junior Secured Loan—2023 Extended Term Loan (Second Lien) 5.6% Cash, 8.0% PIK, 6 Month LIBOR(1.07%) + 4.50%; LIBOR Floor 1.00%, Due 8/23	5/8/2020	1,567,317	1,358,170	1,273,445

Charter Communications Operating, LLC 12405 Powerscourt Drive St Louis, MO 63131 Telecommunication	(14)(23)	Senior Secured Bond—3.70%— 4/1/2051 3.7% Cash, Due 4/51	4/14/2020	254,000	252,025	250,340

Child Development Schools, Inc. 6053 Veterans Pkwy, Bldg 300, Columbus, GA 31909 Services: Consumer	(8)(13)(14)	Senior Secured Loan—Term Loan 5.3% Cash, 3 Month LIBOR(1.00%) + 4.25%; LIBOR Floor 1.00%, Due 5/23	6/6/2018	4,383,212	4,376,836	4,169,749

Coinamatic Canada Inc. (fka 8433143 Canada Limited ) 301 Matheson Blvd West, Mississauga, ON, L5R 3G3, Canada Consumer goods: Durable	(3)(13)(14)	Junior Secured Loan—Initial Canadian Term Loan (Second Lien) 8.0% Cash, 1 Month LIBOR(1.00%) + 7.00%; LIBOR Floor 1.00%, Due 5/23	12/18/2019	521,646	455,413	477,880

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
Colibri Group, LLC McKissock, LLC 218 Liberty Street, Warren, PA 16365 Services: Business	(8)(13)(14)(20)(23)	Senior Secured Loan—Last out DDTL 6.8% Cash, 3 Month LIBOR(1.00%) + 5.75%; LIBOR Floor 1.00%, Due 5/25	3/31/2020	932,983	926,329	928,318

Colibri Group, LLC McKissock, LLC 218 Liberty Street, Warren, PA 16365 Services: Business	(8)(13)(14)(20)(23)	Senior Secured Loan—Last Out Term Loan 6.8% Cash, 3 Month LIBOR(1.00%) + 5.75%; LIBOR Floor 1.00%, Due 5/25	3/31/2020	6,033,990	5,990,954	6,003,820

Colibri Group, LLC McKissock, LLC 218 Liberty Street, Warren, PA 16365 Services: Business	(8)(13)(14)(20)(23)	Senior Secured Loan—Last Out Second Amendment TL 6.8% Cash, 3 Month LIBOR(1.00%) + 5.75%; LIBOR Floor 1.00%, Due 5/25	3/31/2020	690,407	685,483	686,955

CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited) 2711 Centerville Road, Suite 400, Wilmington, DE 19808 Beverage, Food and Tobacco	(8)(14)	Senior Secured Loan—Term Loan (First Lien) 7.3% Cash, 3 Month LIBOR(1.00%) + 6.25%; LIBOR Floor 1.00%, Due 1/22	6/11/2020	1,265,625	1,241,499	1,219,221

CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited) 2711 Centerville Road, Suite 400, Wilmington, DE 19808 Beverage, Food and Tobacco	(8)(13)(14)	Junior Secured Loan—Term Loan (Second Lien) 11.0% Cash, 3 Month LIBOR(1.00%) + 10.00%; LIBOR Floor 1.00%, Due 2/22	6/11/2020	3,000,000	3,003,753	2,676,300

Dental Implant Holdings, LLC 8350 E. Crescent Pkway, Suite 30, Greenwood Village, CO 80111 Healthcare & Pharmaceuticals	(8)(13)	Senior Secured Loan—Revolving Loan 8.0% Cash, 3 Month LIBOR(1.00%) + 7.00%; LIBOR Floor 1.00%, Due 1/23	12/18/2019	—	—	(147,813)

Dental Implant Holdings, LLC 8350 E. Crescent Pkway, Suite 30, Greenwood Village, CO 80111 Healthcare & Pharmaceuticals	(8)(13)(14)(20)	Senior Secured Loan—Term Loan 8.0% Cash, 1 Month LIBOR(1.00%) + 7.00%; LIBOR Floor 1.00%, Due 1/23	12/18/2019	500,000	456,313	457,000

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM, Netherlands High Tech Industries	(8)(13)	Senior Secured Loan—EUR Term Loan A 2.0% Cash, 5.0% PIK, Due 5/22	5/11/2020	262,950	282,984	245,180

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM, Netherlands High Tech Industries	(5)(8)(13)	Senior Secured Loan—EUR Term Loan B 2.0% Cash, 5.0% PIK, Due 5/22	5/11/2020	2,511,622	2,702,990	—

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM, Netherlands High Tech Industries	(8)(13)	Senior Secured Loan—Senior Term Loan A 0.0% Cash, 5.0% PIK, Due 5/25	5/29/2020	1,430,710	993,028	1,108,800

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM, Netherlands High Tech Industries	(8)(13)	Senior Secured Loan—Senior Term Loan B 0.0% Cash, 7.0% PIK, Due 5/25	5/29/2020	1,433,242	995,560	716,621

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.) Jachthavenweg 109 H, Amsterdam, 1081 KM, Netherlands High Tech Industries	(8)(13)	Senior Secured Loan—Super Senior Term Loan B 2.0% Cash, 7.0% PIK, Due 5/25	5/29/2020	943,073	925,229	924,212

Drilling Info Holdings, Inc. 2901 Via Fortuna #200 Austin, TX 78746 High Tech Industries	(8)(13)(14)(23)	Senior Secured Loan—2019 Delayed Draw Term Loan (First Lien) 2.0% Cash, Due 7/25	6/27/2019	—	(1,526)	(21,669)

Drilling Info Holdings, Inc. 2901 Via Fortuna #200 Austin, TX 78746 High Tech Industries	(8)(13)(14)(23)	Senior Secured Loan—Initial Term Loan (First Lien) 4.4% Cash, 1 Month LIBOR(0.18%) + 4.25%, Due 7/25	6/27/2019	468,002	468,002	440,156

Drilling Info Holdings, Inc. 2901 Via Fortuna #200 Austin, TX 78746 High Tech Industries	(8)(13)(14)(23)	Senior Secured Loan—2020 Term Loan (First Lien) 4.7% Cash, 1 Month LIBOR(0.18%) + 4.50%, Due 7/25	2/14/2020	997,500	992,858	992,014

Edelman Financial Center, LLC, The (fka Flight Debt Merger Sub Inc.) 4000 Legato Road, 9th Floor Fairfax, VA 22033 Banking, Finance, Insurance & Real Estate	(8)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 6.9% Cash, 1 Month LIBOR(0.18%) + 6.75%, Due 7/26	12/18/2019	300,000	270,151	274,970

Ensono, LP (formerly known as Acxiom IT Outsourcing, LP) 3333 Finley Road Downers Grove, IL 60515 Telecommunication	(8)(13)(14)	Junior Secured Loan—Term Loan (Second Lien) 9.4% Cash, 1 Month LIBOR(0.18%) + 9.25%, Due 6/26	12/18/2019	1,700,000	1,515,306	1,592,390

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
Evergreen North America Acquisition, LLC (f/k/a Industrial Services Acquisition, LLC) 704-C Old Undewood Rd. La Porte, Texas 77571 Environmental Industries	(8)(13)(14)	Senior Secured Loan—Term Loan 6.1% Cash, 6 Month LIBOR(1.13%) + 5.00%; LIBOR Floor 1.00%, Due 6/22	6/21/2016	1,007,457	1,009,538	954,666

Firstlight Holdco Inc. 491 Lisbon Street Lewistown, ME 04240 Telecommunication	(8)(13)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 7.7% Cash, 1 Month LIBOR(0.18%) + 7.50%, Due 7/26	12/18/2019	400,000	358,554	375,160

GI Advo Opco, LLC 2520 Wrangle Hill Rd, Ste 200 Bear, DE 19701 Healthcare & Pharmaceuticals	(5)(8)	Senior Secured Loan—Initial Term Loan (First Lien) 10.8% Cash, Prime (4.75%) + 6.00%;, Due 11/21	11/19/2015	180,304	164,853	—

GI Revelation Acquisition LLC 283 Greenwich Ave, Greenwich, CT 06830 Services: Business	(8)(14)	Senior Secured Loan—Initial Term Loan (First Lien) 5.2% Cash, 1 Month LIBOR(0.18%) + 5.00%, Due 4/25	5/22/2020	3,922,456	3,459,694	3,592,303

GK Holdings, Inc. (aka Global Knowledge) 9000 Regency Parkway Suite 400, Cary, NC 27518 Services: Business	(8)(13)	Junior Secured Loan—Initial Term Loan (Second Lien) 13.3% Cash, 3 Month LIBOR(1.00%) + 12.25%; LIBOR Floor 1.00%, Due 1/22	1/30/2015	1,500,000	1,493,291	1,044,300

Global Tel*Link Corporation 12021 Sunset Hills Road, Suite 100, Reston, VA 20190 Telecommunication	(8)(14)	Junior Secured Loan—Loan (Second Lien) 8.4% Cash, 1 Month LIBOR(0.18%) + 8.25%, Due 11/26	5/21/2013	1,500,000	1,479,396	1,158,750

Grupo HIMA San Pablo, Inc. P.O. Box 4980 Caguas, PR 00726 Healthcare & Pharmaceuticals	(5)(8)(13)(14)	Junior Secured Loan—Term Loan (Second Lien) 13.8% Cash, Due 7/18	1/30/2013	7,191,667	7,146,178	2,591,158

Grupo HIMA San Pablo, Inc. P.O. Box 4980 Caguas, PR 00726 Healthcare & Pharmaceuticals	(8)(13)(14)	Senior Secured Loan—Term B Loan (First Lien) 10.5% Cash, 3 Month LIBOR(1.50%) + 9.00%; LIBOR Floor 1.50%, Due 1/18	1/30/2013	2,702,232	2,702,232	2,398,231

Hayward Industries, Inc. 620 Division Street, Elizabeth, NJ 07207 Consumer goods: Durable	(8)(13)(14)	Junior Secured Loan—Initial Loan (Second Lien) 8.4% Cash, 1 Month LIBOR(0.18%) + 8.25%, Due 8/25	12/18/2019	2,159,333	1,864,778	1,942,104

Helix Acquisition Holdings, Inc. (aka MW Industries, Inc) 9501 Technology Boulevard, Suite 401, Rosemont, IL 60018 Metals & Mining	(8)(13)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 8.3% Cash, 3 Month LIBOR(0.31%) + 8.00%, Due 9/25	12/18/2019	1,400,000	1,199,978	1,206,800

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
Hoffmaster Group, Inc. 2920 N. Main Street P.O. Box 2038 Oshkosh, WI 54903 Forest Products & Paper	(8)(13)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 10.5% Cash, 3 Month LIBOR (1.00%) + 9.50%; LIBOR Floor 1.00%, Due 11/24	5/6/2014	1,600,000	1,573,605	1,378,080

Idera, Inc. 2950 North Loop Freeway West Suite 700, Houston, TX 77042 High Tech Industries	(8)(13)(14)(23)	Junior Secured Loan—Loan (Second Lien) 10.1% Cash, 6 month LIBOR (1.08%) + 9.00%; LIBOR Floor 1.00%, Due 6/27	6/27/2019	7,500,000	7,401,338	7,221,750

Infobase Holdings, Inc. 132 West 31st Street New York, NY 10001 High Tech Industries	(8)(13)(14)	Senior Secured Loan—Term Loan 5.5% Cash, 3 Month LIBOR(1.00%) + 4.50%; LIBOR Floor 1.00%, Due 12/22	12/13/2017	1,875,000	1,864,632	1,853,062

Infobase Holdings, Inc. 132 West 31st Street New York, NY 10001 High Tech Industries	(8)(13)(14)	Senior Secured Loan—Term Loan (add on) 5.5% Cash, 3 Month LIBOR(1.00%) + 4.50%; LIBOR Floor 1.00%, Due 12/22	12/13/2017	1,987,878	1,976,886	1,964,619

Ivanti Software, Inc. (fka LANDesk Group, Inc.) 10377 South Jordan Gateway, Suite 110, South Jordan, UT 84095 High Tech Industries	(8)	Junior Secured Loan—Loan (Second Lien) 10.0% Cash, 1 Month LIBOR (1.00%) + 9.00%; LIBOR Floor 1.00%, Due 1/25	3/10/2017	1,228,619	1,228,619	1,099,614

Location Services Holdings, LLC 3923 Ranchero Drive Ann Arbor, MI 48108 Services: Business	(8)(13)(14)(23)	Senior Secured Loan—Revolving Credit 7.8% Cash, 1 Month LIBOR (1.00%) + 6.75%; LIBOR Floor 1.00%, Due 5/20	11/7/2019	2,291,667	2,291,667	2,197,917

Ministry Brands, LLC (aka MB Holding) 14488 Old Stage Rd, Lenoir City, TN 37772 Electronics	(8)(13)(14)	Junior Secured Loan—April 2018 Incremental Term Loan (Second Lien) 9.0% Cash, 1 Month LIBOR(1.00%) + 8.00%; LIBOR Floor 1.00%, Due 6/23	12/18/2019	6,000,000	5,462,325	5,677,800

Nasco Healthcare Inc. 96 Cimmings Point Road, Stamford, CT 06902 Healthcare, Education and Childcare	(8)(13)(14)(23)	Senior Secured Loan—Term Loan 5.5% Cash, 3 Month LIBOR(1.00%) + 4.50%; LIBOR Floor 1.00%, Due 6/21	5/22/2020	4,532,976	3,945,384	3,932,357

Navex Topco, Inc. 6000 Meadows Road, Suite 200, Lake Oswego, OR 97035 Electronics	(8)(14)(18)	Junior Secured Loan—Initial Term Loan (Second Lien) 7.2% Cash, 1 Month LIBOR(0.18%) + 7.00%, Due 9/26	12/4/2018	7,700,000	7,182,560	7,469,000

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
OCI Holdings, LLC 4300 Sigma Road, Suite 130, Dallas, TX 75244 Healthcare & Pharmaceuticals	(5)(8)(13)(18)	Subordinated Note—Float - 02/2020 - OCISubNote 15.0% Cash, 5.0% PIK, Due 7/20	12/18/2019	35,388,820	2,165,304	2,383,900

PAE Holding Corporation 1320 N. Courthouse Road Suite 800 Arlington, VA 22201 Aerospace and Defense	(8)(13)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 10.5% Cash, 2 Month LIBOR (1.00%) + 9.50%; LIBOR Floor 1.00%, Due 10/23	12/18/2019	3,343,347	3,006,106	3,294,534

PHI Group, Inc. 2001 SE Evangeline Thruway, Lafayette, LA 70508 Transportation: Cargo	(8)(13)(14)(23)	Senior Secured Loan—Loan 8.0% Cash, 1 Month LIBOR(1.00%) + 7.00%; LIBOR Floor 1.00%, Due 9/24	7/10/2019	6,780,436	6,665,345	6,755,349

Phoenix Guarantor Inc. (aka Brightspring) 805 North Whittington Parkway, Louisville, KY 40222 Healthcare & Pharmaceuticals	(8)(13)(14)	Junior Secured Loan—Term Loan Second Lien 9.5% Cash, 1 Month LIBOR(1.00%) + 8.50%; LIBOR Floor 1.00%, Due 3/27	12/18/2019	1,200,000	1,092,095	1,166,880

Pinstripe Holdings, LLC (Aka Cielo) 200 S Executive Drive, Suite 400, Brookfield, WI 53005 Services: Business	(8)(13)(14)	Senior Secured Loan—Initial Term Loan 7.1% Cash, 3 Month LIBOR (1.08%) + 6.00%; LIBOR Floor 1.00%, Due 1/25	1/17/2019	4,937,500	4,862,266	4,487,200

PromptCare Companies, The 41 Spring Street New Providence, NJ 07974 Healthcare & Pharmaceuticals	(8)(13)(14)(23)	Senior Secured Loan—First Delayed Draw Term Loan 6.3% Cash, 6 Month LIBOR(1.07%) + 5.25%; LIBOR Floor 1.00%, Due 12/25	2/20/2020	542,727	537,635	536,106

PromptCare Companies, The 41 Spring Street New Providence, NJ 07974 Healthcare & Pharmaceuticals	(8)(13)(14)(23)	Senior Secured Loan—Second Delayed Draw Term Loan 1.0% Cash, Due 12/25	2/20/2020	—	(2,560)	(2,727)

PromptCare Companies, The 41 Spring Street New Providence, NJ 07974 Healthcare & Pharmaceuticals	(8)(13)(14)(23)	Senior Secured Loan—Term Loan 6.3% Cash, 3 Month LIBOR(1.00%) + 5.25%; LIBOR Floor 1.00%, Due 12/25	2/20/2020	3,889,545	3,853,049	3,842,093

PSC Industrial Holdings Corp. 5151 San Felipe, Ste. 1100, Houston, TX 77056 Environmental Industries	(8)(13)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 9.7% Cash, 6 Month LIBOR(1.23%) + 8.50%; LIBOR Floor 1.00%, Due 10/25	10/5/2017	3,000,000	2,958,987	2,495,400

PVHC Holding Corp 5711 Old Buncombe Road, Greenville, SC 29609 Containers, Packaging and Glass	(8)(13)(14)	Senior Secured Loan —Initial Term Loan 5.8% Cash, 3 Month LIBOR(1.00%) + 4.75%; LIBOR Floor 1.00%, Due 8/24	8/10/2018	2,829,600	2,819,901	2,494,575

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]
Radiology Partners, Inc. 2101 El Segundo Boulevard, Suite 401, El Segundo, CA 90245 Healthcare & Pharmaceuticals	(8)(14)(23)	Senior Secured Loan—Term B Loan (First Lien) 6.0% Cash, 12 Month LIBOR(1.74%) + 4.25%, Due 7/25	3/24/2020	7,000,000	5,721,305	6,540,030

Radius Aerospace, Inc. 5425 Wisconsin Avenue, Suite 200, Chevy Chase, MD 20815 Aerospace and Defense	(8)(13)(14)	Senior Secured Loan—Initial Term Loan 6.8% Cash, 3 Month LIBOR (1.00%) + 5.75%; LIBOR Floor 1.00%, Due 3/25	6/27/2019	6,912,500	6,826,905	6,588,304

Ravn Air Group, Inc. 4700 Old International Airport Road, Anchorage, AK 99502 Aerospace and Defense	(5)(8)(13)(14)	Senior Secured Loan—Initial Term Loan 6.0% Cash, 1 Month LIBOR(1.00%) + 5.00%; LIBOR Floor 1.00%, Due 7/21	7/29/2015	1,116,176	272,124	272,124

Ravn Air Group, Inc. 4700 Old International Airport Road, Anchorage, AK 99502 Aerospace and Defense	(5)(8)(13)(14)	Senior Secured Loan—Roll-Up Term Loan 0.0% Cash, 11.3% PIK, Due 7/21	4/7/2020	678,039	678,039	678,039

Ravn Air Group, Inc. 4700 Old International Airport Road, Anchorage, AK 99502 Aerospace and Defense	(8)(13)(14)	Senior Secured Loan—DIP Term Loan 0.0% Cash, 11.3% PIK, Due 7/21	4/7/2020	335,819	325,745	335,819

Robertshaw US Holding Corp. (fka Fox US Bidco Corp.) 1222 Hamilton Parkway Itasca, IL 60143 Capital Equipment	(8)(13)	Junior Secured Loan—Initial Term Loan (Second Lien) 9.0% Cash, 6 Month LIBOR (1.00%) + 8.00%; LIBOR Floor 1.00%, Due 2/26	2/15/2018	3,000,000	2,978,725	2,514,300

Roscoe Medical, Inc. 21973 Commerce Parkway, Strongsville, OH 44149 Healthcare & Pharmaceuticals	(5)(8)(13)	Junior Secured Loan—Term Loan (Second Lien) 13.3% Cash, Due 3/21	3/26/2014	6,700,000	6,685,924	4,154,000

Safe Fleet Holdings LLC 6800 East 163rd Street, Belton, MO 64012 Automotive	(8)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 7.8% Cash, 6 Month LIBOR(1.00%) + 6.75%; LIBOR Floor 1.00%, Due 2/26	12/18/2019	700,000	616,541	585,200

San Vicente Capital LLC 11726 San Vicente Blvd., Suite 300 Los Angeles, CA 90049 Telecommunication	(8)(13)(14)	Senior Secured Loan—Term Loan 9.5% Cash, 3 Month LIBOR(1.50%) + 8.00%; LIBOR Floor 1.50%, Due 6/25	6/10/2020	3,000,000	2,955,517	2,955,000

SCSG EA Acquisition Company, Inc. 1 American Center, 3100 West End Avenue, Suite 150 Nashville, TN 37203 Healthcare & Pharmaceuticals	(8)(13)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 9.4% Cash, 3 Month LIBOR(1.11%) + 8.25%; LIBOR Floor 1.00%, Due 9/24	8/18/2017	6,000,000	5,963,704	5,827,800

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]

Smartronix, Inc, 23540 Cottonwood Pkwy, California, MD 20619 Services: Business	(8)(13)(14)(23)	Senior Secured Loan—Initial Term Loan 7.5% Cash, 3 Month LIBOR (1.50%) + 6.00%; LIBOR Floor 1.50%, Due 12/25	5/1/2020	4,987,469	4,744,306	4,781,985

Syndigo LLC 141 W. Jackson Blvd, Ste. 1220 Chicago, IL 60604 Services: Business	(8)(13)(14)	Senior Secured Loan—2019 Incremental Term Loan 6.6% Cash, 6 Month LIBOR (1.07%) + 5.50%; LIBOR Floor 1.00%, Due 10/24	8/23/2019	7,877,543	7,745,264	7,587,650

Tailwind Randys, LLC 485 Lexington Avenue, New York, NY 10017 Automotive	(8)(13)(14)	Senior Secured Loan—Initial Term Loan 6.0% Cash, 3 Month LIBOR(1.00%) + 5.00%; LIBOR Floor 1.00%, Due 5/25	6/27/2019	4,950,000	4,878,153	4,622,310

Tank Partners Equipment Holdings LLC 575 Fifth Avenue 14th Floor, New York NY 10017 Energy: Oil & Gas	(5)(8)(9)(13)	Senior Unsecured Bond—10.000%— 02/2022—TankConvert 0.0% Cash, 10.0% PIK, Due 2/22	2/15/2019	682,006	620,146	242,726

Teneo Holdings LLC 280 Park Avenue, 4th Floor, New York, NY 10017 Services: Business	(8)(14)(23)	Senior Secured Loan—Initial Term Loan (First Lien) 6.3% Cash, 1 Month LIBOR(1.00%) + 5.25%; LIBOR Floor 1.00%, Due 7/25	8/23/2019	1,914,178	1,852,350	1,825,648

Tex-Tech Industries, Inc. One City Center, 11th Floor, Portland, ME 04101 Textiles and Leather	(8)(13)(14)	Junior Secured Loan—Term Loan (Second Lien) 10.0% Cash, 1 Month LIBOR(1.00%) + 9.00%; LIBOR Floor 1.00%, Due 8/24	8/24/2017	12,508,000	12,402,365	11,090,844

TLE Holdings, LLC 210 Hillsboro Technology Drive, Deerfield Beach, FL 33441 Healthcare, Education and Childcare	(8)(13)(14)	Senior Secured Loan—Delayed Draw Term Loan 6.5% Cash, 3 Month LIBOR(1.00%) + 5.50%; LIBOR Floor 1.00%, Due 6/24	6/27/2019	748,523	747,136	698,971

TLE Holdings, LLC 210 Hillsboro Technology Drive, Deerfield Beach, FL 33441 Healthcare, Education and Childcare	(8)(13)(14)(23)	Senior Secured Loan—Initial Term Loan 6.5% Cash, 3 Month LIBOR (1.00%) + 5.50%; LIBOR Floor 1.00%, Due 6/24	6/27/2019	5,660,035	5,639,039	5,285,340

TronAir Parent Inc. One Embarcadero Center, 39th Floor, San Francisco, CA 94111 Aerospace and Defense	(8)(13)(14)(23)	Senior Secured Loan—Initial Term Loan (First Lien) 5.8% Cash, 3 Month LIBOR(1.00%) + 4.75%; LIBOR Floor 1.00%, Due 9/23	9/30/2016	972,222	970,860	885,694

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity[15]	Initial Acquisition Date	Principal	Amortized Cost	Fair Value[2]

TRSO I, Inc. 2700 E. Interstate 20 P.O. Box 2488, Odessa, TX 79760 Energy: Oil & Gas	(8)(13)(14)	Junior Secured Loan—Term Loan (Second Lien) 14.0% Cash, 3 Month LIBOR(1.00%) + 13.00%; LIBOR Floor 1.00%, Due 5/20	12/24/2012	1,000,000	999,962	1,000,000

TRSO II, Inc. 2700 E. Interstate 20 P.O. Box 2488, Odessa, TX 79760 Energy: Oil & Gas	(5)(8)(13)	Junior Secured Loan—Promissory Note 0.0% Cash, 1.7% PIK, Due 1/25	1/24/2020	71,013	71,014	—

Vectra Co. 120 South Central Ave., Suite 200, St. Louis, MO 63105 Chemicals, Plastics & Rubber	(8)(14)	Junior Secured Loan—Initial Loan (Second Lien) 7.4% Cash, 1 Month LIBOR(0.18%) + 7.25%, Due 3/26	12/18/2019	400,000	350,200	372,668

Vertical Midco GmbH Maximilanstrasse 11 Muenchen 80539 Germany Capital Equipment	(3)(13)(14)(23)	Senior Secured Loan—Facility B (USD) 4.3% Cash, Due 6/27	6/30/2020	5,000,000	4,900,000	4,900,000

Wash MultiFamily Acquisition Inc. 100 N. Spulveda Boulevard, 12th Floor, El Segundo, CA 90245 Consumer goods: Durable	(8)(13)(14)	Junior Secured Loan—Initial US Term Loan (Second Lien) 8.0% Cash, 1 Month LIBOR (1.00%) + 7.00%; LIBOR Floor 1.00%, Due 5/23	12/18/2019	2,978,354	2,600,007	2,728,470

WireCo WorldGroup Inc. 2400 W75th St., Prairie Village, KS 66208 Capital Equipment	(8)(13)(14)	Junior Secured Loan—Initial Term Loan (Second Lien) 10.1% Cash, 6 Month LIBOR (1.07%) + 9.00%; LIBOR Floor 1.00%, Due 9/24	8/9/2016	3,000,000	2,976,102	2,613,600

Wonder Love, Inc. 1875 Century Park East, Suite 1200, Los Angeles, CA 90067 Media: Diversified & Production	(8)(13)(14)(23)	Senior Secured Loan—Term Loan 6.0% Cash, 3 Month LIBOR(1.00%) + 5.00%; LIBOR Floor 1.00%, Due 11/24	11/18/2019	2,831,250	2,781,657	2,632,779

Zest Acquisition Corp. 2875 Loker Avenue East, Carlsbad, CA 92010 Healthcare, Education and Childcare	(8)(13)(14)(18)	Junior Secured Loan—Initial Term Loan (Second Lien) 8.7% Cash, 6 Month LIBOR(1.16%) + 7.50%; LIBOR Floor 1.00%, Due 3/26	3/8/2018	3,500,000	3,483,966	3,060,050
Total Investment in Debt Securities (173% of net asset value at fair value)				$268,740,611	$225,253,456	$208,871,696

Equity Securities Portfolio

Portfolio Company / Principal Business	Investment[15]	Initial Acquisition Date	Percentage Ownership/ Shares	Cost	Fair Value[2]
4L Technologies Inc.(8)(13)(19) 4200 Columbus Street Ottawa, IL 61350 Healthcare & Pharmaceuticals	Common	5/29/2020	0.00%	29,277	29,275

AAPC Holdings LLC.(8)(13)(23)(24) 2222 Sedwick Drive Durham, NC 27713 Healthcare & Pharmaceuticals	Class A Preferred Units; 18% PIK; No maturity	6/27/2019	2.99%	5,500,000	5,500,000

Advanced Lighting Technologies, Inc.(8)(13)(19) 7905 Cochran Road Suite 300 Glenwillow, OH 44139 Consumer goods: Durable	Warrant	6/13/2012	1.90%	—	1,000

Advanced Lighting Technologies, Inc.(8)(13)(19) 7905 Cochran Road Suite 300 Glenwillow, OH 44139 Consumer goods: Durable	Membership Interests	6/13/2012	0.40%	182,000	1,000

Advantage Capital Holdings LLC(8)(13)(19)(23) 415 Bedford Road—Suite 102, Pleasantville, NY, 10570 Banking, Finance, Insurance & Real Estate	Class A Membership Units	2/14/2020	0.51%	—	—

Anthem Sports & Entertainment Inc. (8)(13)(19)(23) 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	Warrant Class A, 9/29 maturity	9/9/2019	0.50%	43,887	77,928

Anthem Sports & Entertainment Inc. (8)(13)(19)(23) 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	Warrant Class B, 9/29 maturity	9/9/2019	0.50%	—	—

Anthem Sports & Entertainment Inc. (8)(13)(19)(23) 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	Warrant Common Stock, 9/29 maturity	9/9/2019	0.50%	—	—

ATP Oil & Gas Corporation(8)(12)(19) 4600 Post Oak Place, Suite 100, Houston, TX, 77027 Energy: Oil & Gas	Limited Term Royalty Interest	12/18/2019	5.00%	2,567,562	2,182,423

Carestream Health Inc. (8)(12)(19) 150 Verona Street, Rochester, NY 14608 Healthcare & Pharmaceuticals	Warrants	3/13/2019	0.00%	—	—

eInstruction Acquisition, LLC(8)(13)(19) 255 W Federal St, Youngstown, OH 44503 Services: Business	Membership Units	7/2/2007	1.10%	1,079,617	1,000

EJF Investments Ltd.(3)(13)(19) 399 Park Ave, New York, NY 10043 Services: Business	Preferred Equity, 0%; 6/25 maturity	6/17/2020	3.00%	1,256,550	1,264,800

FP WRCA Coinvestment Fund VII, Ltd.(3)(13)(19) 2400 W75th St., Prairie Village, KS 66208 Capital Equipment	Class A Shares	2/2/2007	0.21%	1,500,000	478,500

New Millennium Holdco, Inc. (Millennium Health, LLC)(8)(13)(19) 16981 Via Tazon, San Diego, CA 92127 Healthcare & Pharmaceuticals	Common	10/7/2014	0.20%	1,953,300	1,000

OCI Holdings, LLC(8)(19)(21) 4300 Sigma Road, Suite 130, Dallas, TX 75244 Healthcare & Pharmaceuticals	Class A Units	12/18/2019	20.8%	—	—

Roscoe Investors, LLC(8)(13)(19) 60 East 42nd St., Suite 4510, New York, NY 10165 Healthcare & Pharmaceuticals	Class A Units	3/26/2014	1.56%	1,000,000	—

Portfolio Company / Principal Business	Investment[15]	Initial Acquisition Date	Percentage Ownership/ Shares	Cost	Fair Value[2]
Tank Partners Equipment Holdings, LLC(8)(9)(13)(16)(19) 175 Varick Street, New York, NY 10014 Energy: Oil & Gas	Class A Units	8/28/2014	48.5%	6,228,000	—

Ohene Holdings B.V.(3)(13)(19) Gustav Mahlerplein 23 A Symp 5th, Amsterdam, 1082MS Services: Business	Warrants	3/31/2019	0.2%	—	1,000

TRSO II, Inc.(8)(13)(19) 2700 E. Interstate 20 P.O. Box 2488, Odessa, TX 79760 Energy: Oil & Gas	Common Stock	12/24/2012	5.40%	420,289	—

Total Investment in Equity Securities (8% of net asset value at fair value)				$21,760,483	$9,537,926

CLO Subordinated Investments

Portfolio Company	Investment[15,11]	Initial Acquisition Date	Percentage Ownership	Amortized Cost	Fair Value[2]
Catamaran CLO 2013- 1 Ltd.(3)(6)(13)(18)(22) Boundary Hall, Cricket Square PO Box 1093, Grand Cayman, Ky1-1102 Cayman Islands	Subordinated Securities, effective interest 7.5%, 1/28 maturity	6/4/2013	23.3%	6,026,908	1,534,148

Catamaran CLO 2014-1 Ltd.(3)(6)(13)(18)(22) Boundary Hall, Cricket Square PO Box 1093, Grand Cayman, Ky1-1102 Cayman Islands	Subordinated Securities, effective interest 6.6%, 4/30 maturity	5/6/2014	22.2%	10,013,294	3,163,259

Dryden 30 Senior Loan Fund(3)(13) 655 Broad Street 8th Floor, Newark, NJ 07102	Subordinated Securities, effective interest 23.5%, 11/28 maturity	10/10/2013	6.8%	1,479,856	1,089,075

Catamaran CLO 2014-2 Ltd.(3)(6)(13)(18)(22) Boundary Hall, Cricket Square PO Box 1093, Grand Cayman, Ky1-1102 Cayman Islands	Subordinated Securities, effective interest 0.0%, 10/26 maturity	8/15/2014	24.9%	6,065,598	—

Catamaran CLO 2015-1 Ltd.(3)(6)(13)(18)(22) Boundary Hall, Cricket Square PO Box 1093, Grand Cayman, Ky1-1102 Cayman Islands	Subordinated Securities, effective interest 7.1%, 4/27 maturity	5/5/2015	9.9%	4,100,213	935,433

Catamaran CLO 2016-1 Ltd.(3)(6)(13)(18) Boundary Hall, Cricket Square PO Box 1093, Grand Cayman, Ky1-1102 Cayman Islands	Subordinated Securities, effective interest 8.0%, 1/29 maturity	12/21/2016	24.9%	9,057,996	3,092,193

Catamaran CLO 2018-1 Ltd(3)(6)(13)(18) Boundary Hall, Cricket Square PO Box 1093, Grand Cayman, Ky1-1102 Cayman Islands	Subordinated Securities, effective interest 12.7%, 10/31 maturity	9/27/2018	24.8%	9,395,013	7,077,500

Total Investment in CLO Fund Securities (14% of net asset value at fair value)				$46,138,878	$16,891,608

Asset Manager Affiliates

Portfolio Company / Principal Business	Investment[15]	Initial Acquisition Date	Percentage Ownership	Cost	Fair Value
Asset Manager Affiliates(8)(9)(13)(16) 650 Madison Ave FL23, New York, NY 10022	Asset Management Company	12/11/2006	100%	$17,791,230	$—

Total Investment in Asset Manager Affiliates (0% of net asset value at fair value)				$17,791,230	$—

Derivatives
Portfolio Company / Principal Business	Investment[15]	Initial Acquisition Date		Cost	Fair Value
AAPC Holdings LLC.(13)(23)(24) 2222 Sedwick Drive Durham, NC 27713 Banking, Finance, Insurance & Real Estate	Securities Swap and Option Agreement	9/30/2019		$—	$(625,695)
HDNet Holdco LLC (13)(23)(24) 8269 E. 23rd Ave Denver, CO 80238 Media: Broadcasting & Subscription	Call Option	9/9/2019		30,609	54,276

Total Derivatives (0% of net asset value at fair value)				$30,609	$(571,419)

Joint Ventures
Portfolio Company / Principal Business	Investment[15]	Initial Acquisition Date	Percentage Ownership	Cost	Fair Value
KCAP Freedom 3 LLC(9)(13)(16) 650 Madison Ave FL23, New York, NY 10022	Joint Venture	7/19/2017	60%	$24,914,858	$16,686,000
BCP Great Lakes Holdings LP(10)(17)(18) Limited Partnership 650 Madison Ave FL23, New York, NY 10022	Joint Venture	12/11/2018	27%	28,318,065	27,239,633

Total Investment in Joint Ventures (36% of net asset value at fair value)				$53,232,923	$43,925,633

Short-term Investments
Short-term Investments	Investment[15]	Initial Acquisition Date	Yield	Par /Amortized Cost	Fair Value[2]
US Bank Money Market Account(7)(8)	Money Market Account	N/A	0.45%	$2,067,817	$2,067,817

Total Short-term Investments (2% of net asset value at fair value)				$2,067,817	$2,067,817

Total Investments[4]				$366,275,396	$280,723,261

[1]

A majority of the variable rate loans in PTMN’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each June 30, 2020 loan. For each such loan, PTMN has provided the weighted average annual stated interest rate in effect at June 30, 2020. As noted in the table above, 64% (based on par) of debt securities contain floors which range between 1.00% and 1.50%.

[2]	Reflects the fair market value of all investments as of June 30, 2020 as determined by the PTMN Board.
[3]	Non-U.S. company or principal place of business outside the U.S.

[4]

The aggregate cost of investments for federal income tax purposes is approximately $366 million. The aggregate gross unrealized appreciation is approximately $3.5 million, the aggregate gross unrealized depreciation is approximately $89.1 million, and the net unrealized depreciation is approximately $85.6 million.

[5]	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
[6]	A CLO Fund managed by an affiliate of LibreMax.
[7]	Money market account.
[8]	Qualified asset for purposes of section 55(a) of the 1940 Act. Qualifying assets represent approximately 77.7% of the total assets at June 30, 2020.
[9]

As defined in the 1940 Act, PTMN is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as PTMN owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, PTMN does not believe that it has control over this portfolio company.

[10]	Non-voting.
[11]

CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.

[12]

This investment is on non-accrual status and receives a 5% royalty interest on oil being produced on certain fields. All production payments received are being applied to the cost basis and are considered return of capital.

[13]	Fair value of this investment was determined using significant unobservable inputs.
[14]

As of June 30, 2020, this investment is owned by Great Lakes Portman Ridge Funding, LLC and was pledged to secure Great Lakes Portman Ridge Funding, LLC’s debt obligation pursuant to its senior secured revolving credit facility with JPMorgan Chase Bank, National Association.

[15]

PTMN’s investments are generally acquired in private transactions exempt from registration under the Securities Act and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

[16]

As defined in the 1940 Act, PTMN is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as PTMN owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

[17]	Ownership of LP interest held through the holding company BCP Great Lakes Fund, L.P, a non-U.S. company or principal place of business outside the U.S.
[18]

Under the 1940 Act, PTMN is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company as PTMN owns at least 5% but no more than 25% of the portfolio company’s outstanding voting securities or is under common control with such portfolio company. Other than for purpose of the 1940 Act, PTMN does not believe it has control over this portfolio company.

[19]	Non-income producing.
[20]

In addition to the stated interest rate of this security, which is the amount disclosed in this schedule, PTMN is entitled to receive additional interest as a result of an arrangement with other lenders in the syndication, whereby the “first out” tranche will have priority over PTMN’s “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder from the borrower.

[21]	Owns 100% of Class A Units in OHA/OCI Investments, LLC representing 20.8% diluted ownership of OCI Holdings, LLC
[22]

This CLO Fund security made a distribution to PTMN during the first quarter of 2020. During the second quarter of 2020, PTMN was notified that this CLO Fund security will cease making distributions to PTMN.

[23]	Represents co-investment made with PTMN’s affiliates in accordance with the terms of the exemptive relief that PTMN received from the SEC.
[24]	Information related to PTMN’s derivatives is presented below as of June 30, 2020:

Description	Payments made	Payments received	Counterparty	Maturity date	Notional amount	Value	Upfront payments/receipts	Unrealized gain (loss)
Securities Swap and Option Agreement	18% PIK	16% Cash	Advantage Capital Holdings LLC.	9/15/24	$5,500,000	$(625,695)	$—	$(625,695)

Description	Counterparty	Number of shares	Notional amount	Exercise price	Expiration date	Value
Call option	HDNet Holdco LLC	0.2	$7,656	$0.01	N/A	$54,276

MANAGEMENT OF PTMN

Please refer to “Director and Executive Officer Information,” “Corporate Governance,” “Executive Compensation” and “Director Compensation” in PTMN’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of PTMN.

PORTFOLIO MANAGEMENT OF PTMN

The management of PTMN’s investment portfolio is the responsibility of Sierra Crest and the PTMN investment team (the “PTMN Investment Team”). All investment decisions require the majority approval of the PTMN investment committee (the “PTMN Investment Committee”). The PTMN Investment Team sources, identifies and diligences investment opportunities and presents the opportunity to the PTMN Investment Committee for approval. The PTMN Investment Committee is currently comprised of three members of BC Partners Credit (“BCP Credit”) (Ted Goldthorpe, Matthias Ederer and Henry Wang), and two members of BCP PE (Raymond Svider and Graeme Dell). The PTMN Investment Committee meets regularly to review the opportunities presented by the PTMN Investment Team. Follow-on investments in existing portfolio companies may require the PTMN Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the PTMN Investment Committee. The PTMN Board, including a majority of the PTMN Independent Directors, oversees and monitors the investment performance and, beginning with the second anniversary of the effective date of the PTMN Investment Advisory Agreement, will annually review the compensation PTMN pays to Sierra Crest.

None of Sierra Crest’s investment professionals receive any direct compensation from PTMN in connection with the management of PTMN’s portfolio.

The following individuals (the “PTMN Portfolio Managers”) have senior responsibility for the management of our investment portfolio: Ted Goldthorpe, Matthias Ederer Henry Wang, Raymond Svider, Graeme Dell, and Patrick Schafer. Mr. Schafer is PTMN’s Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of PTMN’s investment portfolio.

Biographical information regarding senior members of the PTMN Portfolio Managers who are not directors or executive officers of PTMN is as follows:

Matthias Ederer

Mr. Ederer is a founding partner of BCP Credit, having previously been a partner and founding team member of Wingspan Investment Management, which he joined in 2013. Prior to Wingspan, he spent seven years in Goldman Sachs’ Special Situations Group and Bank Loan Distressed Investing Group in New York and London.

Raymond Svider

Mr. Svider is a Partner and Chairman of BC Partners. He joined BC Partners in Paris in 1992 before moving to the London office in 2000 to lead its investments in the technology and telecoms industries. Mr. Svider then relocated to New York in 2008. Previously, Mr. Svider worked in investment banking at Wasserstein Perella in New York and Paris, and at the Boston Consulting Group in Chicago.

Henry Wang

Mr. Wang is a founding partner of BCP Credit, having formerly been a Partner at Stonerise Capital Partners where he spent over five years. Previously, he worked for over seven years at Goldman Sachs in its Special Situations Group and Investment Banking Division. Mr. Wang also worked for Vulcan Capital (Paul Allen’s investment firm, co-founder of Microsoft) and Thomas Weisel Partners.

Material conflicts of interest that may arise in connection with the PTMN Portfolio Managers’ management of PTMN’s investments, on the one hand, and the investments of the other accounts managed by Sierra Crest and its affiliates, on the other. See “Risk Factors—Risks related to our business—There may be conflicts of interest related to obligations that Sierra Crest’s senior management and investment team has to other clients” in PTMN’s Annual Report on Form 10-K for the year ended December 31, 2019 incorporated by reference herein.

Equity Securities

The dollar range of equity securities in PTMN beneficially owned at December 31, 2019 by each member of the PTMN Investment Committee is as follows:

Name	Dollar Range of Equity Securities in PTMN(1)
Graeme Dell	None
Matthias Ederer	None
Ted Goldthorpe	$100,001–$500,000
Patrick Schafer	$10,001–$50,000
Raymond Svider	None
Henry Wang	None

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or Over $1,000,000.

Other Accounts Managed

The information below lists the number of other accounts for which each member of the PTMN Investment Committee was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2019.

Name of PTMN Investment Committee member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)(1)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)(2)
Graeme Dell	Other Pooled Investment Vehicles:	4	$531	4	$531
	Other Accounts:	4	$645	3	$620
Matthias Ederer	Other Pooled Investment Vehicles:	4	$531	4	$531
	Other Accounts:	4	$645	3	$620
Ted Goldthorpe	Other Pooled Investment Vehicles	4	$531	4	$531
	Other Accounts	4	$645	3	$620
Patrick Schafer	Other Pooled Investment Vehicles:	—	—	—	—
	Other Accounts:	—	—	—	—
Raymond Svider	Other Pooled Investment Vehicles:	4	$531	4	$531
	Other Accounts:	4	$645	3	$620
Henry Wang	Other Pooled Investment Vehicles:	4	$531	4	$531
	Other Accounts:	4	$645	3	$620

(1)	Total Other Assets as defined by BCP, which includes undrawn commitments.
(2)	Represents the assets under management of the accounts managed that have the potential to generate fees in addition to management fees based on total assets.

Compensation

BCP’s financial arrangements with the PTMN Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and performance-based, discretionary compensation.

Base Compensation: Generally, the PTMN Portfolio Managers receive base compensation based on their position with the firm that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation: The PTMN Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•

Annual Bonus: Generally, a PTMN Portfolio Manager receives an annual bonus based on the performance of BCP, the performance of the PTMN Portfolio Manager’s group within BCP and the individual’s performance, achievement of certain internal objectives and contribution to the overall performance of these portfolios and BCP as a whole.

•	Carried Interest: Generally, a PTMN Portfolio Manager receives carried interests with respect to the BCP-advised funds, subject to standard terms and conditions, including vesting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF PTMN

PTMN has procedures in place for the review, approval and monitoring of transactions involving PTMN and certain persons related to PTMN. As a BDC, PTMN is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of the PTMN Independent Directors and, in some cases, the SEC. The affiliates with which PTMN may be prohibited from transacting include its officers, directors and employees and any person controlling or under common control with PTMN.

In addition, PTMN adopted and maintains a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by PTMN, so long as such investments are made in accordance with the code’s requirements and applicable law. A copy of the code of ethics is available on the Corporate Governance section of PTMN’s website at www.PortmanRidge.com.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF PTMN

As of August 27, 2020, there were 44,495,221 shares of PTMN Common Stock outstanding.

No person is deemed to control PTMN, as such term is defined in the 1940 Act.

The following table sets forth, as of the date of this joint proxy statement/prospectus, information with respect to the beneficial ownership of PTMN Common Stock by:

•	each person known to PTMN to beneficially own more than 5% of the outstanding shares of PTMN Common Stock;

•	each of PTMN’s directors and each named executive officer; and

•	all of PTMN’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 44,495,221 shares of PTMN Common Stock outstanding as of August 27, 2020.

Unless otherwise indicated, to PTMN’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Portman Ridge, 650 Madison Avenue, 23rd Floor, New York, New York 10022.

Name and Address	Number of Shares	Percentage of Class	Pro forma percentage of outstanding common stock of PTMN
Directors and Executive Officers:
Independent Directors
Alexander Duka	10,000	*	*
George Grunebaum	—	—	—
Christopher Lacovara(1)	212,634	*	*
Dean C. Kehler(2)	1,674,000	3.8%	2.3%
Robert Warshauer	—	—	—
Non-Independent Directors
Graeme Dell	—	—	—
Ted Goldthorpe	96,182	*	*
David Moffitt	—	—	—
Executive Officers
Edward U. Gilpin	108,755	*	*
Andrew Devine	—	—	—
Patrick Schafer	49,500	*	*
Directors and Executive Officers as a Group (11 persons)	2,151,071	4.8%	2.9%

*	Less than 1%.
(1)

Excludes shares of common stock held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (the “KKAT Entities”). Mr. Lacovara is a member of the KKAT entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT entities except to the extent of their respective pecuniary interests therein.

(2)

Includes 1,800,000 shares acquired by Mr. Kehler as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to PTMN on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 725,000 of such shares which were delivered at the closing of the transaction.

The following table sets forth the dollar range of PTMN’s equity securities beneficially owned by each of PTMN’s directors as of December 31, 2019. PTMN is not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities($)(1)
Independent Directors
Alexander Duka		None
George Grunebaum		None
Christopher Lacovara	>	$ 100,000
Dean C. Kehler	>	$ 100,000
Robert Warshauer		None
Non-Independent Directors
Graeme Dell		None
Ted Goldthorpe	>	$ 100,000
David Moffitt		None

(1)

Based on the closing price of PTMN Common Stock on NASDAQ on August 27, 2020 of $1.18. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or > $100,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by and beneficially owned by any of the PTMN Independent Directors and his or her immediate family as of December 30, 2019.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Special Opportunities Fund I LP	Limited Partnership	Over $	100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

BUSINESS OF GARS

The information in “Business” in Part I, Item 1 of GARS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE OF GARS

The NAV per outstanding share of GARS Common Stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of GARS Common Stock outstanding at the date as of which the determination is made.

GARS values its investments in accordance with ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value.

ASC Topic 820’s definition of fair value focuses on exit price of an orderly transaction in the principal, or most advantageous, market between willing participants with reasonable knowledge of the relevant facts customary of such transactions. ASC Topic 820 also prioritizes the use of market-based inputs over entity-specific inputs when measuring fair value.

ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1—Unadjusted quoted prices in active markets for identical investments as of the reporting date.

Level 2—Pricing inputs include quoted prices in active markets for similar instruments, quoted prices in less active or inactive markets for identical investments or similar instruments where multiple price quotes can be obtained, and other observable inputs, such as interest rates, yield curves, credit risks, and default rates.

Level 3—Pricing inputs are unobservable and include situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value require significant management judgement or estimation including, in certain instances, the assumptions of Garrison Capital Advisers about how market participants would price the financial instrument.

GARS’ investments include debt investments (both funded and unfunded) and preferred and minority common equity investments of diversified companies. GARS’ portfolio is primarily comprised of relatively illiquid investments that are privately held. Inputs into the determination of fair value of portfolio investments require significant management judgment or estimation. This means that GARS’ portfolio valuations are based on unobservable inputs and Garrison Capital Advisers’ own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value of GARS’ investments may differ materially from the values that would have been used if a ready market for these investments existed.

Net assets could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments

Valuation Techniques

The following is a description of the various valuation techniques GARS utilizes when valuing its investments.

Bid quotations: Certain of GARS’ debt investments may from time to time be traded in public markets where quoted market prices are generally not readily available. The fair value of these investments may be determined based on bid quotations from unaffiliated market makers or independent third-party pricing services or the price activity of comparable instruments. GARS generally supplements the bid quotations for these investments by also performing a comparable yield approach outlined below.

Comparable yield approach: This valuation technique determines the fair value of an investment by assessing the expected market yield of other debt investments with similar credit structures, leverage statistics, interest rates and time to maturity. GARS generally uses this approach for its debt investments that have not been deemed to be credit-impaired and where a market rate of recovery is expected.

Market comparable companies: This valuation technique determines the total enterprise value of a company by assessing the expected multiple that a market participant would apply to that company’s EBITDA, revenue or other collateral that secures the investment. These valuation multiples are typically determined based on reviewing market comparable transactions or other comparable publicly traded companies, if any. With respect to debt investments, the resulting enterprise value will dictate whether or not such investment has adequate enterprise value coverage. In instances where the enterprise value is inadequate, the market comparable companies approach may be used to estimate a recovery value for GARS’ credit-impaired debt investments. The market comparable companies approach may also be used to estimate the fair value of GARS’ equity investments, and, when an external event, such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by that external event will be utilized to corroborate GARS’ valuation.

Discounted cash flows: This valuation technique determines the fair value of an investment by projecting the expected cash flows based on contractual terms and calculating the present value of such cash flows as of the valuation date using a discount rate.

Valuation Process

The GARS Board is responsible for determining, within the meaning of the 1940 Act, the fair value of GARS’ assets in good faith using the documented valuation policies and procedures adopted by the GARS Board (the “GARS Valuation Policies”). The valuation process is a multi-step process conducted at the end of each fiscal quarter as described below:

•	GARS’ valuation process begins with each portfolio company or investment being initially valued by investment professionals of Garrison Capital Advisers responsible for credit monitoring.

•

At least once annually, the valuation for each portfolio investment that does not have a readily available quotation, including an external pricing event, is reviewed by an independent valuation firm, subject to certain exceptions as more fully described below.

•

Preliminary valuation conclusions are then documented, compared to the range of prices provided by an independent valuation firm where applicable, and discussed with GARS’ senior management and Garrison Capital Advisers.

•	Garrison Capital Advisers submits these preliminary valuations to the Valuation Committee of the GARS Board.

•

The GARS Board discusses valuations and determines, within the meaning of the 1940 Act, the fair value of each investment in GARS’ portfolio for which market quotations are not readily available in good faith.

As noted above, the GARS Board has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period; provided that the GARS Board reserves the right to have any investment within the portfolio valued by an independent valuation firm to the extent it determines such a valuation was warranted. To the extent a security is reviewed in a particular quarter, it is reviewed and valued by only one service provider. However, the GARS Board does not, and does not intend to, have investments independently reviewed that (1) have closed within the two most recent quarters or (2) are de minimis investments of less than 0.5% of GARS’ total assets (up to an aggregate of 10.0% of GARS’ total assets).

REGULATION OF GARS

GARS elected to be treated as a BDC under the 1940 Act and has elected be treated as a RIC under the Code in 2012 and thereafter has qualified, and in the future intends to qualify, for such treatment annually. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a BDC be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that GARS may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of GARS’ outstanding voting securities.

As a BDC, GARS is not generally able to issue and sell GARS Common Stock at a price below current NAV per share. GARS may, however, issue or sell GARS Common Stock at a price below the current NAV per share, or sell warrants, options or rights to acquire GARS Common Stock at a price below the current NAV per share, if the GARS Board determines that such sale is in the best interests of GARS and GARS Stockholders, and if GARS Stockholders approve such sale within the preceding 12 months. In any such case, the price at which GARS’ securities are to be issued and sold may not be less than a price which, in the determination of the GARS Board, closely approximates the market value of such securities (less any distributing commission or discount).

GARS may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, GARS may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. GARS’ intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of its portfolio companies, except that GARS may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, GARS may purchase or otherwise receive warrants to purchase the common stock of its portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, GARS may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. GARS generally cannot acquire more than three percent of the voting stock of any registered investment company, invest more than five percent of the value of its total assets in the securities of one registered investment company or invest more than 10% of the value of its total assets in the securities of registered investment companies. With regard to that portion of GARS’ portfolio invested in securities issued by investment companies, it should be noted that such investments might subject GARS Stockholders to an additional layer of expenses. None of these policies is fundamental, and all may be changed without approval of GARS Stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to GARS’ business are the following:

(1)    Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•

controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(2)    Securities of any eligible portfolio company which GARS controls.

(3)    Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)    Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and GARS already owns 60% of the outstanding equity of the eligible portfolio company.

(5)    Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)    Cash, cash equivalents, U.S. government securities or other high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

GARS’ investments may consist of cash, cash equivalents, U.S. government securities or other high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of GARS’ assets are qualifying assets. Typically, GARS will invest in U.S. Treasury bills or may invest in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as GARS, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of GARS’ assets that may be invested in such repurchase agreements. However, if more than 25% of GARS’ total assets constitute repurchase agreements from a single counterparty, GARS would not meet the diversification tests imposed by the Code in order to qualify as a RIC for U.S. federal income tax purposes.

Senior Securities

Because GARS Stockholders approved the modified asset coverage requirements in Section 61(a)(2) of the 1940 Act, effective August 15, 2018, GARS is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the GARS Common Stock if GARS’ asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. Prior to August 15, 2018, GARS was permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the GARS Common Stock if GARS’ asset coverage, as defined in the 1940 Act, was at least equal to 200% immediately after each such issuance. GARS consolidates its financial results with certain subsidiaries for financial reporting purposes and measures its compliance with the leverage test applicable to BDCs under the 1940 Act on a consolidated basis. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital” in GARS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Code of Ethics

GARS and Garrison Capital Advisers have adopted and maintain a Joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Joint Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by GARS, so long as such investments are made in accordance with the Joint Code of Ethics’ requirements. You may read and copy the Joint Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the Joint Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the Joint Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. The Joint Code of Ethics is posted on GARS’ website at www.garrisoncapitalbdc.com.

Proxy Voting Policies and Procedures

GARS has delegated its proxy voting responsibility to Garrison Capital Advisers. The Proxy Voting Policies and Procedures of Garrison Capital Advisers are set forth below. The guidelines are reviewed periodically by Garrison Capital Advisers and the GARS Independent Directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, Garrison Capital Advisers has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Garrison Capital Advisers recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for Garrison Capital Advisers’ investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Garrison Capital Advisers votes proxies relating to its clients’ portfolio securities in what Garrison Capital Advisers perceives to be the best interest of its clients’ stockholders. Garrison Capital Advisers reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by Garrison Capital Advisers’ clients. In most cases, Garrison Capital Advisers will vote in favor of proposals that Garrison Capital Advisers believes are likely to increase the value of its clients’ portfolio securities. Although Garrison Capital Advisers will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, Garrison Capital Advisers may vote for such a proposal if there exists compelling long-term reasons to do so.

Garrison Capital Advisers’ proxy voting decisions are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that Garrison Capital Advisers’ vote is not the product of a conflict of interest, Garrison Capital Advisers requires that: (1) anyone involved in the decision making process disclose to Garrison Capital Advisers’ Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how Garrison Capital Advisers intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, Garrison Capital Advisers will disclose such conflicts, including to Garrison Investment Group, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how Garrison Capital Advisers voted proxies by making a written request for proxy voting information to: 1270 Avenue of the Americas, Suite 804, New York, NY 10020 or by e-mailing Garrison Capital Advisers at contact@garrisoninv.com.

Other

Under the 1940 Act, GARS is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect GARS against larceny and embezzlement. Furthermore, as a BDC, GARS is prohibited from protecting any director or officer against any liability to GARS or GARS Stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. GARS is periodically examined by the SEC for compliance with the 1940 Act.

GARS and Garrison Capital Advisers are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

GARS may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates, including Garrison Capital Advisers, without the prior approval of the GARS Independent Directors and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by BDCs with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, GARS is unable to invest in any issuer in which another account sponsored or managed by Garrison Capital Advisers has previously invested.

On January 12, 2015, GARS, Garrison Investment Group and Garrison Capital Advisers and other affiliates obtained exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments with accounts sponsored or managed by Garrison Capital Advisers and its affiliates where such investment is consistent with GARS’ investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors. GARS may also co-invest alongside other accounts sponsored or managed by Garrison Capital Advisers and its affiliates as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of Garrison Capital Adviser.

Under the terms of such exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the GARS Independent Directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to GARS and GARS Stockholders and do not involve overreaching of GARS or GARS Stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of GARS Stockholders and is consistent with GARS’ investment strategies and policies.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect GARS. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, GARS’ Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in GARS’ periodic reports;

•	pursuant to Item 307 of Regulation S-K, GARS’ periodic reports must disclose its conclusions about the effectiveness of its disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, GARS’ management must prepare an annual report regarding its assessment of GARS’ internal control over financial reporting and, if GARS qualifies as an “accelerated filer” as defined in Rule 12b-2, such report must be audited by GARS’ independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, GARS’ periodic reports must disclose whether there were significant changes in GARS’ internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires GARS to review its current policies and procedures to determine whether they comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. GARS will continue to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that GARS is in compliance with that act.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GARS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of GARS’ Annual Report on Form 10-K  for the fiscal year ended December 31, 2019 and in Part 1, Item 2 of GARS’ Quarterly Reports on Form 10-Q for the quarters ended March  31, 2020 and June 30, 2020 are incorporated herein by reference.

SENIOR SECURITIES OF GARS

Information about GARS’ senior securities is shown as of the dates indicated in the below table. This information about GARS’ senior securities should be read in conjunction with GARS’ audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GARS” as incorporated by reference herein. RSM US LLP’s report on the senior securities table as of December 31, 2019, 2018, 2017, 2016 and 2015 is attached as an exhibit to the registration statement of which this joint proxy statement/prospectus is a part.

Class and Year ($ in thousands)	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
June 30, 2020 (unaudited)	$268,750	$1,375	—	N/A
December 31, 2019	270,765	1,504	—	N/A
December 31, 2018	251,750	1,671	—	N/A
December 31, 2017	186,700	2,005	—	N/A
December 31, 2016	172,048	2,155	—	N/A
December 31, 2015	211,328	2,088	—	N/A
December 31, 2014	241,260	2,078	—	N/A
December 31, 2013	220,092	2,151	—	N/A
December 31, 2012	125,000	2,389	—	N/A
December 31, 2011(5)	219,500	1,775	—	N/A
December 31, 2010(5)	219,500	1,730	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of GARS’ total consolidated assets, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of senior securities representing indebtedness, excluding the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief granted by the SEC.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.
(5)	In 2010 and 2011, GARS was not subject to the asset coverage requirements of the 1940 Act.

PORTFOLIO COMPANIES OF GARS

The following table sets forth certain information as of June 30, 2020 for each portfolio company in which GARS had an investment. Percentages shown for class of securities held by GARS represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The GARS Board approved the valuation of GARS’ investment portfolio, as of June 30, 2020, at fair value as determined in good faith using the GARS Valuation Policies. See “Determination of Net Asset Value of GARS—Valuation Process.” For more information relating to GARS’ investments, see GARS’ schedules of investments included in GARS’ financial statements incorporated by reference in this joint proxy statement/prospectus.

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Equity Investments
Aerospace and Defense
New Constellis Borrower LLC, Common Stock*	12018 Sunrise Valley Drive, Suite 140 Reston, VA 20191	N/A	N/A	N/A	N/A	30,342	$1,035	$—	0.30%

							1,035	—	0.30
Building Products
Valterra Products Holdings, LLC, Class A LLC Units	15230 San Fernando Mission Blvd Mission Hills, CA 91345	N/A	N/A	N/A	N/A	185,847	186	1,124	1.72
Valterra Products Holdings, LLC, Class B LLC Units	15230 San Fernando Mission Blvd Mission Hills, CA 91345	N/A	N/A	N/A	N/A	20,650	21	125	1.72

							207	1,249	1.72
Commercial Services and Supplies
Faraday Holdings, LLC, LLC Units	10 Bunsen Irvine, CA 92618	N/A	N/A	N/A	N/A	2,752	140	628	0.17

							140	628	0.17
Diversified Financial Services
Prosper Marketplace Inc., Series B Preferred Stock(1)(2)	P.O. Box 396081 San Francisco, CA 94139	N/A	N/A	N/A	N/A	912,865	551	320	2.55

							551	320	2.55
Diversified Telecommunication Services
Fusion Connect, Inc., Common Stock*	420 Lexington Ave., Suite 1718 New York, NY 10170	N/A	N/A	N/A	N/A	121,871	2,602	2,147	1.22

							2,602	2,147	1.22

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Healthcare Equipment and Services
Juniper TGX Investment Partners, LLC, LLC Units	5203 Bristol Industrial Way Buford, GA 30518	N/A	N/A	N/A	N/A	3,146	671	1,945	3.15

							671	1,945	3.15
Household Products and Durables
Oneida Group Inc., Common Stock	519 N. Pierce Avenue Lancaster, OH 43130	N/A	N/A	N/A	N/A	1,085,565	4,160	795	2.41

							4,160	795	2.41
Internet Software and Services
Emtec Global Services Holdings, LLC, Preferred Stock	555 East Lancaster Ave., Suite 510 Radnor, PA 19087	N/A	N/A	N/A	N/A	319,357	—	—	6.39

							—	—	6.39
Total Equity Investments							$9,366	$7,084	0.00%

Debt Investments
Aerospace and Defense
McNally Industries, LLC, Term Loan	401 City Avenue Bala Cynwyd, PA 19004	1.50%	5.75%	7.25%	8/9/2024	6,822	$6,739	$6,754	—%
McNally Industries, LLC, Delayed Draw Term Loan	401 City Avenue Bala Cynwyd, PA 19004	1.50%	5.75%	7.25%	8/9/2024	50	49	49	—
McNally Industries, LLC, Revolver	401 City Avenue Bala Cynwyd, PA 19004	1.50%	5.75%	7.25%	8/9/2024	44	44	43	—
New Constellis Borrower LLC, Term Loan*(5)	12018 Sunrise Valley Drive, Suite 140 Reston, VA 20191	1.00%	11.00%	12.00%	3/27/2025	481	481	78	—
Novetta Solutions LLC, Term Loan*	7921 Jones Branch Drive McLean, VA 22102	1.00%	5.00%	6.00%	10/17/2022	1,954	1,929	1,898	—
Peraton Corp. (fka MHVC Acquisition Corp.), Initial Term Loan (First Lien)*	9 West 57th Street, 29th Floor New York, NY 10019	1.00%	5.25%	6.25%	4/29/2024	1,309	1,306	1,247	—

							10,548	10,069	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Air Freight and Logistics
Gruden Acquisition, Inc., Term Loan (First Lien)*	601 Lexington Avenue Suite 53 New York, NY 10022	1.00%	5.50%	6.50%	8/18/2022	2,427	$2,414	$2,239	—%
Kane is Able, Inc., Term Loan*	3 Stauffer Industrial Park Scranton, PA 18504	1.50%	7.00%	8.50%	3/13/2024	6,463	6,358	6,398	—

							8,772	8,637	—
Auto Components
Challenge Mfg. Company, LLC, Term Loan B*	3200 Fruit Ridge Avenue Northwest Grand Rapids, MI 49544	1.00%	8.50%	9.50%	4/20/2022	7,244	7,211	7,099	—
GC EOS Buyer, Inc., Initial Term Loan (First Lien)*	29627 Renaissance Boulevard Daphne, AL 36526	1.08%	4.50%	5.58%	8/1/2025	3,439	3,432	2,925	—
Holley Purchaser, Inc., Term Loan*	1801 Russellville Rd. Bowling Green, KY 42101	0.76%	5.00%	5.76%	10/24/2025	6,521	6,442	5,314	—
Shipston Equity Holdings, LLC, Term Loan*(3)(4)	22122 Telegraph Rd Southfield, MI 48033	1.44%	10.28%	11.72% PIK	9/28/2023	6,368	6,330	6,050	—
Winter Park Intermediate, Inc., Initial Term Loan (First Lien)*	5347 S. Valentia Way Greenwood Village, CO 80111	0.71%	4.75%	5.46%	4/4/2025	2,611	2,590	2,354	—

							26,005	23,742	—
Building Products
CPG International LLC (fka CPG International Inc.), New Term Loan*	5215 Old Orchard Rd, Suite 725 Skokie, IL 60077	1.00%	3.75%	4.75%	5/5/2024	742	726	733	—
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Term Loan(3)	3700 32nd Street SE Grand Rapids, MI 49512	1.44%	8.25%	4.84% Cash 4.85% PIK	2/15/2023	6,804	6,734	6,260	—
Janus International Group, LLC, Tranche B-2 Term Loan*	135 Janus International Blvd. Temple, GA 30179	1.07%	4.50%	5.57%	2/12/2025	2,205	2,179	2,072	—

							9,639	9,065	—
Chemicals
Ascensus Specialties LLC, Term Loan (First Lien)*	2821 Northrup Way, Suite 275 Bellevue, WA 98004	0.17%	4.75%	4.92%	9/24/2026	1,712	1,705	1,670	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Q Holding Company (fka Lexington Precision Corporation), Term B Loan (2019)*	32125 Solon Road, Suite 100 Solon, OH 44139	1.00%	5.00%	6.00%	12/29/2023	2,391	2,381	2,080	—

							4,086	3,750	—
Commercial Services and Supplies
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan*	1551 North Tustin Ave. Suite 650 Santa Ana, CA 92705	0.17%	4.25%	4.42%	7/10/2026	1,284	1,278	1,245	—
DMT Solutions Global Corporation, Initial Term Loan*	37 Executive Drive Danbury, CT 06810	2.20%	6.00%	8.20%	7/2/2024	6,564	6,433	6,088	—
Interior Logic Group Inc., Initial Term Loan*	10 Bunsen Irvine, CA 92618	0.17%	4.00%	4.17%	5/30/2025	6,413	6,390	5,787	—
Staples, Inc., 2019 Refinancing New Term B-1 Loan*	500 Staples Drive Framingham, MA 01702	0.69%	5.00%	5.69%	4/16/2026	2,970	2,946	2,562	—
USS Ultimate Holdings, Inc., Initial Term Loan (First Lien)*	118 Flanders Road Westborough, MA 01581	1.00%	3.75%	4.75%	8/25/2024	1,281	1,270	1,200	—
VIP Cinema Holdings, Inc., Roll-Up Loan*(5)	101 Industrial Drive New Albany, MS 38652	3.25%	7.00%	10.25%	8/7/2020	593	593	34	—
VIP Cinema Holdings, Inc., DIP Loan*	101 Industrial Drive New Albany, MS 38652	3.25%	7.00%	10.25%	8/7/2020	197	197	176	—

							19,107	17,092	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Construction and Engineering
Brand Energy & Infrastructure Services, Inc., Term Loan*	1325 Cobb International Drive, Suite 1-A Kennesaw, GA 30152	1.20%	4.25%	5.45%	6/21/2024	1,968	$1,914	$1,796	—%
GeoStabilization International LLC, Term Loan*	4475 East 74th Avenue, Suite 100 Commerce City, CO 80022	0.17%	5.25%	5.42%	12/19/2025	3,307	3,281	3,141	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
QualTek USA, LLC, Tranche B Term Loan*	600 First Avenue, Suite 600 King of Prussia, PA 19406	1.00%	6.25%	7.25%	7/18/2025	5,735	5,654	5,114	—

							10,849	10,051	—
Containers and Packaging
Ball Metalpack Finco LLC, Term Loan*	360 North Crescent Drive, South Building Beverly Hills, CA 90210	0.36%	4.50%	4.86%	7/31/2025	540	538	494	—
Klockner Pentaplast of America, Inc., Term Loan*(1)	Industriestrasse 3-5 56412 Heiligenroth Germany	1.00%	4.25%	5.25%	6/30/2022	4,559	4,483	4,256	—

							5,021	4,750	—
Diversified Financial Services
Acrisure, LLC, 2017-2 Refinancing Term Loan (First Lien)*	5664 Prairie Creek Drive SE, Caledonia, MI 49316	0.18%	3.50%	3.68%	2/16/2027	1,477	1,468	1,392	—
AIS Holdco, LLC, Term Loan*	801 Crescent Center Drive Franklin, TN 37067	0.76%	5.00%	5.76%	8/15/2025	2,596	2,587	2,207	—
PlanMember Financial Corporation, Term Loan*(1)	6187 Carpinteria Ave. Carpinteria, CA 93013	3.00%	5.00%	8.00%	6/21/2024	1,069	1,061	1,059	—

							5,116	4,658	—
Diversified Telecommunication Services
Fusion Connect, Inc., 1/20 Take Back Second Out*(3)	420 Lexington Ave., Suite 1718 New York, NY 10170	2.00%	8.00%	3.00% Cash 7.00% PIK	7/14/2025	2,862	2,862	1,860	—
KORE Wireless Group Inc., Term B Loan*	3700 Mansell Road, Suite 250 Alpharetta, GA 30022	0.31%	5.50%	5.81%	12/20/2024	8,136	8,075	7,485	—
Onvoy, LLC, Term Loan*	10300 6th Avenue North Plymouth, MN 55441	1.00%	4.50%	5.50%	2/12/2024	2,938	2,933	2,764	—
U.S. Telepacific Corp., Term Loan B*	515 S. Flower St., 47th Floor Los Angeles, CA 90071-2201	1.07%	5.00%	6.07%	5/2/2023	7,190	7,158	5,636	—

							21,028	17,745	—
Electrical Equipment
Energy Acquisition LP, Initial Term Loan (First Lien)*	One City Place Drive Suite 450 St Louis, MO 63141	0.17%	4.25%	4.42%	6/26/2025	4,912	4,898	3,832	—
Luminii LLC, Revolver*	7777 N. Merrimac Avenue Niles, IL 60714	1.45%	6.25%	7.70%	4/11/2023	515	517	507	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Luminii LLC, Term Loan*	7777 N. Merrimac Avenue Niles, IL 60714	1.45%	6.25%	7.70%	4/11/2023	7,171	7,123	7,071	—
Verifone Systems, Inc., Term Loan*	One Letterman Drive, Building C Suite 410 San Francisco, CA 94120	0.38%	4.00%	4.38%	8/20/2025	1,970	1,970	1,636	—

							14,508	13,046	—
Energy Equipment and Services
BJ Services, LLC, Term Loan*	11211 FM 2920 Rd. Tomball, TX 77375	1.50%	7.00%	8.50%	1/3/2023	6,362	6,322	6,311	—
NGS US FinCo, LLC, Term Loan*	16240 Port Northwest Drive, Suite 100 Houston, TX 77041	1.00%	4.25%	5.25%	10/1/2025	2,670	2,660	2,403	—

							8,982	8,714	—
Food Products
Mother’s Market & Kitchen, Inc, Term Loan*(4)	100 Kalmus Drive Costa Mesa, CA 92626	1.25%	5.50%	6.75%	7/26/2023	7,048	6,983	6,978	—

							6,983	6,978	—
Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Term Loan*	8 Centennial Drive Peabody, MA 01960	1.00%	5.25%	6.25%	6/24/2024	3,574	$3,550	$3,520	—%
ActivStyle, Inc., Term Loan*	1701 Broadway Street Northeast Minneapolis, MN 55413	1.44%	7.50%	8.94%	7/9/2020	9,457	9,456	9,457	—
AG Parent Holdings, LLC, Initial Term Loan (First Lien)*	26 Esplanade St. Helier Jersey JE2 3QA	0.18%	5.00%	5.18%	7/31/2026	1,336	1,324	1,310	—
Community Care Health Network, LLC, Term Loan*	9201 E. Mountain View Suite 220 Scottsdale, AZ 85258	0.17%	4.75%	4.92%	2/18/2025	1,372	1,369	1,230	—
LifeScan Global Corp., Term Loan*	360 North Crescent Drive, Beverly Hills, CA 90210	1.75%	6.00%	7.75%	10/1/2024	3,365	3,278	3,020	—
Maxor Acquisition, Inc., Revolver*	320 S. Polk St., Suite 100 Amarillo, TX 79101	3.25%	4.50%	7.75%	11/22/2022	292	292	287	—
Maxor Acquisition, Inc., Term Loan*	320 S. Polk St., Suite 100 Amarillo, TX 79101	1.00%	5.50%	6.50%	11/22/2023	8,536	8,488	8,365	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
SSC (Lux) Limited Sarl (Surgical Specialties), Term Loan*(1)	247 Station Drive, Suite NE1 Westwood, MA 02090	1.07%	5.00%	6.07%	5/6/2025	4,363	4,328	3,840	—
Theragenics Corporation, Term Loan*	5203 Bristol Industrial Way Buford, GA 30518	1.00%	8.00%	9.00%	5/31/2024	8,438	8,422	8,311	—

							40,507	39,340	—
Hotels, Restaurants and Leisure
CircusTrix Holdings, LLC, Term Loan B*(3)	42 West Center Street, Suite 301 Provo, UT 84603	1.00%	5.50%	6.50% PIK	12/16/2021	6,068	6,045	4,854	—

							6,045	4,854	—
Household Products and Durables
Brown Jordan International Inc., Term Loan*	475 West Town Place Suite 200 St. Augustine, FL 32092	1.00%	5.00%	6.00%	1/31/2023	5,669	5,650	4,819	—
CR Brands, Inc., Term Loan	25101 Chagrin Blvd., Suite 350 Cleveland, OH 44122	1.00%	11.25%	12.25%	7/31/2020	7,244	7,244	6,877	—
NBG Acquisition Inc., Term Loan*	12303 Technology Blvd. Suite 950 Austin, TX 78727	1.45%	5.50%	6.95%	4/26/2024	5,564	5,520	3,458	—

							18,414	15,154	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Internet Software and Services
BMC Software Finance, Inc., Initial Term Loan*	9 West 57th Street New York, NY 10019	0.17%	4.25%	4.42%	10/2/2025	2,955	$2,936	$2,789	—%
ConvergeOne Holdings, Inc., Initial Term Loan (First Lien)*	10900 Nesbitt Avenue South Bloomington, MN 55437	0.70%	5.00%	5.70%	1/4/2026	2,179	2,109	1,824	—
Corel Corporation (Corel Inc.), Initial Term Loan (First Lien)*(1)	1600 Carling Avenue Ottawa, Ontario Canada M1Z 8R7	0.36%	5.00%	5.36%	7/2/2026	3,047	2,916	2,861	—
DCert Buyer, Inc., Initial Term Loan (First Lien)*	2801 North Thanksgiving Way Suite 500 Lehi, UT 84043	0.17%	4.00%	4.17%	10/16/2026	1,288	1,267	1,241	—
ECi Macola/MAX Holding, LLC, Initial Term Loan*	5455 Rings Road, Suite 400 Dublin, OH 43017	1.00%	4.25%	5.25%	9/27/2024	1,834	1,828	1,796	—
Emtec Global Services Holdings, LLC, Term Loan A	555 East Lancaster Ave., Suite 510 Radnor, PA 19087	1.50%	8.50%	10.00%	8/31/2021	2,395	2,395	2,371	—

Security Description	Address of Portfolio Company	Base Rate	Spread		All In Rate		Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Emtec Global Services Holdings, LLC, Term Loan B(3)(5)	555 East Lancaster Ave., Suite 510 Radnor, PA 19087	N/A	10.25	% PIK	10.25	% PIK	8/31/2021	1,648	1,476	1,500	—
Exela Intermediate LLC, 2018 Term Loan (First Lien)*(1)	1712 Berkeley St. Santa Monica, CA 90404	1.00%	6.50%		7.50%		7/12/2023	5,492	5,443	1,444	—
HDC/HW Intermediate Holdings, LLC, Revolver*	211 Wacker Dr., Suite 900E Chicago, IL 60606	1.00%	7.50%		8.50%		12/21/2023	670	660	636	—
HDC/HW Intermediate Holdings, LLC, Term Loan*	211 Wacker Dr., Suite 900E Chicago, IL 60606	1.00%	7.50%		8.50%		12/21/2023	6,614	6,522	6,283	—
Intermedia Holdings, Inc., New Term Loan (First Lien)*	825 East Middlefield Road Mountain View, CA 94043	1.00%	6.00%		7.00%		7/21/2025	2,709	2,693	2,636	—
Ivanti Software, Inc. (fka LANDesk Group, Inc.), Term Loan (First Lien)*	698 West 10000 South, Suite 500 South Jordan, UT 84095	1.00%	4.25%		5.25%		1/20/2024	3,644	3,629	3,476	—
Newscycle Solutions, Inc., Delayed Draw Term Loan*	7900 International Dr., Suite 800 Bloomington, MN 55425	1.43%	7.00%		8.43%		12/29/2022	730	730	708	—
Newscycle Solutions, Inc., Revolver*	7900 International Dr., Suite 800 Bloomington, MN 55425	1.00%	7.00%		8.00%		12/29/2022	685	679	665	—
Newscycle Solutions, Inc., Term Loan*	7900 International Dr., Suite 800 Bloomington, MN 55425	1.00%	7.00%		8.00%		12/29/2022	7,982	7,902	7,742	—
Orbit Purchaser LLC (Orion), Delayed Draw Term Loan*	333 Thornall Street, 7th Floor Edison, NJ 08837	1.00%	4.50%		5.50%		10/21/2024	749	744	734	—
Orbit Purchaser LLC (Orion), Incremental Term Loan*	333 Thornall Street, 7th Floor Edison, NJ 08837	1.00%	4.50%		5.50%		10/21/2024	1,548	1,536	1,517	—
Orbit Purchaser LLC (Orion), Term Loan*	333 Thornall Street, 7th Floor Edison, NJ 08837	1.00%	4.50%		5.50%		10/21/2024	2,561	2,543	2,510	—
Perforce Software, Inc., Term Loan (First Lien) Retired 02/03/2020*	400 First Avenue North Suite 200 Minneapolis, MN 55401	0.17%	3.75%		3.92%		7/1/2026	2,659	2,648	2,551	—
Quest Software US Holdings Inc., Term Loan*	Building C, Suite 410 San Francisco, CA 94120	0.76%	4.25%		5.01%		5/16/2025	2,243	2,230	2,148	—
RA Outdoors LLC (Active Network), Term Loan*	717 N. Harwood St., Suite 2300 Dallas, TX 75201	1.00%	4.75%		5.75%		9/11/2024	7,244	7,198	7,099	—
Travelport Finance (Luxembourg) S.Ã r.l., Term Loan*(1)(5)	601 Lexington Avenue, 59th Floor New York, NY 10022	1.07%	5.00%		6.07%		5/29/2026	2,628	2,585	1,719	—
Vero Parent, Inc. (Sahara Parent, Inc.), Initial Term Loan (First Lien)*	50 Tice Blvd Woodcliff Lake, NJ 07677	0.36%	6.25%		6.61%		8/16/2024	4,804	4,758	4,403	—

									67,427	60,653	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Leisure Products
Bass Pro Group, LLC, Initial Term Loan*	2500 E Kearny St Springfield, MO, 65898-0001	1.07%	5.00%	6.07%	9/25/2024	7,065	$7,037	$6,780	—%
Playpower, Inc., Initial Term Loan*	11515 Vanstory Drive, Suite 100 Huntersville, NC 28078	0.31%	5.50%	5.81%	5/8/2026	5,159	5,116	4,514	—

							12,153	11,294	—
Media
Project Sunshine IV Pty Ltd, 2017 Incremental Term Loan*(1)	360 North Crescent Drive Beverly Hills, CA 90210	1.00%	7.00%	8.00%	8/22/2022	383	380	344	—

							380	344	—
Metals and Mining
Alchemy US Holdco 1, LLC (Kymera), Initial Term Loan*	2601 Weck Drive Research Triangle Park, NC 27709	0.18%	5.50%	5.68%	10/10/2025	2,122	2,098	1,979	—

							2,098	1,979	—
Pharmaceuticals
RiteDose Holdings I, Inc., Term Loan*	One Technology Circle Columbia, SC 29203	1.43%	6.50%	7.93%	9/13/2023	7,856	7,793	7,699	—

							7,793	7,699	—
Professional Services
Cure Borrower, LLC (fka Signify Health, LLC) (fka Chloe Ox Parent, LLC), Initial Term Loan*	4055 Valley View Lane, Suite 400 Dallas, TX 75244	1.00%	4.50%	5.50%	12/23/2024	1,847	1,835	1,705	—
Institutional Shareholder Services Inc., Initial Term Loan (First Lien)*	702 King Farm Boulevard, Suite 400 Rockville, MD 20850	1.07%	4.50%	5.57%	3/5/2026	4,794	4,755	4,650	—

							6,590	6,355	—
Retail
Sundance Holdings Group, LLC, Term Loan*(4)	3865 W 2400 S West Valley City, UT 84120-7212	1.00%	6.41%	7.41%	5/1/2024	6,717	6,670	6,549	—

							6,670	6,549	—
Technology Hardware, Storage and Peripherals
Electronics For Imaging, Inc., Initial Term Loan (First Lien)*	6750 Dumbarton Circle Fremont, CA 94555	1.45%	5.00%	6.45%	7/23/2026	2,193	2,099	1,710	—
Elo Touch Solutions, Inc., Term B Loan (First Lien)*	670 N. McCarthy Blvd. Milpitas, CA 95035	0.18%	6.50%	6.68%	12/15/2025	2,861	2,750	2,682	—

							4,849	4,392	—

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Debt Investments (continued)
Textiles, Apparel and Luxury Goods
Centric Brands Inc., Term Loan (First Lien)*(1)(3)(4)	350 Fifth Ave, Empire State Building, 6th Floor New York, NY 10118	1.50%	8.00%	9.50% PIK	10/30/2023	7,659	$7,582	$7,276	—%
Centric Brands Inc., DIP Loan*(1)(4)	350 Fifth Ave, Empire State Building, 6th Floor New York, NY 10118	1.50%	8.00%	9.50%	5/18/2021	532	532	532	—
Champ Acquisition Corp., Initial Term Loan (First Lien)*(4)	360 North Crescent Drive Beverly Hills, CA 90210	1.07%	5.50%	6.57%	12/19/2025	3,032	2,961	2,859	—
Keeco Holdings, LLC, Term Loan*(3)		1.75%	8.50%	9.50% Cash 0.75% PIK	3/15/2024	5,680	5,626	5,339	—
Triangle Home Fashions, LLC, Term Loan*(4)	9 Nicholas Ct. Dayton, NJ 08810	1.00%	6.76%	7.76%	3/9/2023	10,500	10,401	10,448	—

							27,102	26,454	—
Trading Companies and Distributors
Cook & Boardman Group, LLC, The, Initial Term Loan*	3916 Westpoint Blvd. Winston-Salem, NC 27103	1.00%	5.75%	6.75%	10/17/2025	3,649	3,621	3,293	—
LJ Ruby Holdings, LLC, Initial Term Loan (First Lien)*(1)	8 Sound Shore Drive Greenwich, CT 06830	0.31%	5.00%	5.31%	8/26/2026	3,055	3,002	2,536	—

							6,623	5,829	—
Transportation Services
Airxcel, Inc., Term Loan*	3050 North Saint Francis Wichita, KS 67219	0.24%	4.50%	4.74%	4/28/2025	980	978	875	—
PS Holdco, LLC, Term Loan*	P.O. Box 8250 Birmingham, AL 35218	1.00%	4.75%	5.75%	3/13/2025	7,371	7,348	6,707	—
Sirva Worldwide, Initial Term Loan (First Lien)*	700 Oakmont Lane Westmont, IL 60559	0.31%	5.50%	5.81%	8/4/2025	5,232	5,184	4,185	—

							13,510	11,767	—
Total Debt Investments							$370,805	$340,960	0.00%

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Non-Affiliate Investments
Unfunded Commitments
Aerospace and Defense
McNally Industries, LLC, Revolver	401 City Avenue Bala Cynwyd, PA 19004	N/A	0.50%	0.50%	8/9/2024	6	$—	$—	—%

							—	—	—
Building Products
Global Integrated Flooring Systems Inc. (Camino Systems, Inc.), Revolver	3700 32nd Street SE Grand Rapids, MI 49512	N/A	0.75%	0.75%	2/15/2023	43	—	—	—

							—	—	—
Healthcare Equipment and Services
AC Merger Sub, Inc. (Analogic), Revolver*(6)	8 Centennial Drive Peabody, MA 01960	N/A	0.50%	0.50%	6/22/2023	202	—	(3)	—
Maxor Acquisition, Inc., Revolver*(6)	320 S. Polk St., Suite 100 Amarillo, TX 79101	N/A	0.50%	0.50%	11/22/2022	293	(3)	(6)	—

							(3)	(9)	—
Pharmaceuticals
RiteDose Holdings I, Inc., Revolver*(6)	One Technology Circle Columbia, SC 29203	N/A	0.50%	0.50%	9/13/2023	537	(4)	(11)	—

							(4)	(11)	—
Textiles, Apparel and Luxury Goods
Centric Brands Inc., DIP Loan*(1)(6)	350 Fifth Ave, Empire State Building, 6th Floor New York, NY 10118	N/A	2.00%	2.00%	5/18/2021	537	—	—	—

							—	—	—
Total Unfunded Commitments							$(7)	$(20)	—

Total Non-Control/Non-Affiliate Investments							$380,164	$348,024	0.00%

Security Description	Address of Portfolio Company	Base Rate	Spread	All In Rate	Maturity	Par / Shares	Cost	Fair Value	Class Ownership
Non-Control/Affiliate Investments
Common Equity
Oil, Gas and Consumable Fuels
Cochon—MWS Holdings LLC (fka Rooster Energy Ltd.), LLC Units	16285 Park Ten Place, Suite 120 Houston, TX 77084	N/A	N/A	N/A	N/A	99	$3,623	$741	9.90%

							3,623	741	9.90
Total Common Equity							$3,623	$741	9.90%

Total Non-Control/Affiliate Investments							$3,623	$741	9.90%

Total Investments							$383,787	$348,765	0.00%

*	Denotes that all or a portion of the investment is held as collateral by the CLO completed by GARS in October 2018.

Base Rate = GARS’ floating rate investments bear interest at a base rate plus a spread. Generally, the borrower has an option choose whether the base rate is referenced to LIBOR or the prime rate. The spread may change as a result of the borrower’s choice of base rate. In addition, the floating rate investments that are referenced to LIBOR are generally indexed to 30-day or 90-day U.S. Dollar LIBOR and subject to a minimum LIBOR floor. The terms disclosed in the consolidated schedule of investments represent the actual base rate and spread in effect as of the reporting date.

All securities above were valued with significant unobservable inputs. Refer to Note 3 of GARS’ consolidated financial statements for the six months ended June 30, 2020 and incorporated by reference herein for additional disclosures regarding the unobservable inputs used in fair value measurement.

(1)

Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, GARS may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of GARS’ total assets. As of June 30, 2020, 92.9% of GARS’ assets were qualifying assets.

(2)

Held through Garrison Capital Equity Holdings II LLC and net of non-controlling member’s interest of 17.5% pursuant to the Amended and Restated Limited Liability Company Agreement of Garrison Capital Equity Holdings II LLC.

(3)	Interest is payable in cash, and/or payment-in-kind, or a combination thereof.
(4)

Investment is structured as a unitranche loan in which GARS holds the last out component. As a result, in addition to the interest earned on the stated base rate and spread of this investment, GARS may receive additional interest during the six months ended June 30, 2020 due to an arrangement between GARS and certain other lenders to the portfolio company. The additional interest received during the quarter has been annualized and included in the spread disclosed for this investment.

(5)	Investment is currently not income producing and placed on non-accrual status.
(6)	The negative fair value is the result of the unfunded commitments being valued below par. These amounts may or may not be funded to the borrowing party currently or in the future.

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that GARS is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, GARS is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. GARS is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

All debt investments were income producing as of June 30, 2020, unless otherwise noted. Common and preferred equity investments are non income-producing unless otherwise noted.

MANAGEMENT OF GARS

Please refer to “Information about the Nominees and Directors,” “Corporate Governance,” “Director Independence,” “The Board’s Oversight Role in Management,” “The Board’s Composition and Leadership Structure,” “Information About Each Director’s Experience, Qualifications, Attributes or Skills,” “Committees of the Board,” “Communication with the Board,” “Information about the Officers who are not Directors” and “Compensation of Directors” in GARS’ most recent definitive proxy statement, which is incorporated by reference in this joint proxy statement/prospectus, for information relating to the management of GARS.

Effective May 17, 2020, each member of the GARS Special Committee receives the GARS Special Committee Fee, consisting of a one-time retainer of $20,000 paid in connection with the formation of the GARS Special Committee and a retainer of $10,000 per month, but not to exceed $50,000 in the aggregate, until and including the closing of a strategic alternative or disbanding of the GARS Special Committee.

On May 22, 2020, Joseph Morea resigned from his position as a trustee for RMR Real Estate Income Fund, an investment company primarily investing in common and preferred securities issued by real estate investment trusts and other real estate companies, which he had held since May 2016.

On June 30, 2020, in connection with the effectiveness of the resignation of Brian Chase from the offices of Chief Operating Officer, Chief Compliance Officer and Secretary of GARS, Daniel Hahn was elected as Chief Compliance Officer and Secretary of GARS, in addition to his roles as Chief Financial Officer and Treasurer. Mr. Chase continues to serve on the GARS Board. Since July 2020, he has served as Chief Operating Officer of Madison Realty Capital.

PORTFOLIO MANAGEMENT OF GARS

GARS’ investment activities are managed by Garrison Capital Advisers.

Investment Committee

The individuals listed below, in addition to Messrs. Tansey and Hahn, are members of the GARS investment committee and have primary responsibility for the day-to-day management of GARS’ portfolio. The members of GARS’ investment committee are also members of Garrison Capital Advisers’ investment committee. All of the portfolio managers are employed by Garrison Investment Group.

The members of GARS’ investment committee receive no compensation from GARS. These members are employees or partners of Garrison Investment Group and receive no direct compensation from Garrison Capital Advisers. The compensation of the members of the investment committee paid by Garrison Investment Group includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance. In addition, all of the members of GARS’ investment committee have equity interests in Garrison Investment Group or its affiliates, including Garrison Capital Advisers, and may receive distributions of profits in respect of those interests. Garrison Investment Group has employment agreements with the members of the investment committee, and such individuals are subject to certain confidentiality, non-solicitation and, in most cases, noncompetition provisions to assist Garrison Investment Group in retaining their services.

Members of Garrison Capital Advisers’ Investment Committee Who Are Not GARS Directors or Officers

Terence Moore, Managing Director, joined Garrison Investment Group in July 2007 and is responsible for corporate finance transaction analysis and execution. Prior to joining Garrison Investment Group, Mr. Moore was in Capital Markets at the CIT Group from 2005 to 2007, where he was responsible for leading the firm’s sales and distribution efforts in leveraged finance and asset-based lending. Prior to CIT, Mr. Moore worked as a senior analyst at Moody’s Investors Service. Prior to Moody’s, Mr. Moore spent ten years in leveraged finance and leveraged loan syndications at CIBC World Markets, First Union and Chase Manhattan Bank. Mr. Moore received his B.S. in Finance from Boston College and his M.B.A from St. John’s University.

Portfolio Management

The portfolio managers who are primarily responsible for the day-to-day management of GARS manage a total of five pooled investment vehicles with a total amount of approximately $1.7 billion in assets under management as of June 30, 2020. They are not responsible for the management of any registered investment companies or other accounts. The table below shows the dollar range of shares of GARS Common Stock beneficially owned by each member of Garrison Capital Advisers’ investment committee and each of our executive officers as of December 31, 2019.

Name	Dollar Range of Equity Securities in GARS(1)
Joseph Tansey	Over $1,000,000
Terence Moore	$10,001 – $50,000
Daniel Hahn	$50,001 – $100,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF GARS

GARS has entered into agreements with Garrison Capital Advisers, in which GARS senior management and members of GARS’ investment committee have ownership and financial interests. Members of GARS’ senior management and members of GARS’ investment committee also serve as principals of other investment managers affiliated with Garrison Capital Advisers that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to GARS. In addition, GARS’ executive officers and directors and the members of Garrison Capital Advisers and members of GARS’ investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as GARS does or of investment funds, accounts or other investment vehicles managed by GARS’ affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to GARS’ investment objective. As a result, GARS may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by Garrison Capital Advisers or its affiliates or by members of GARS’ investment committee. However, in order to fulfill its fiduciary duties to each of its clients, Garrison Capital Advisers intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the written allocation policy of Garrison Investment Group and its affiliated investment advisers, including Garrison Capital Advisers, so that GARS is not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns” in GARS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Policies and Procedures for Managing Conflicts

Garrison Capital Advisers and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between Garrison Capital Advisers’ fiduciary obligations to GARS and the similar fiduciary obligations of its affiliates to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among clients of Garrison Capital Advisers and its affiliates. An investment opportunity that is suitable for multiple clients of Garrison Capital Advisers and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Garrison Capital Advisers’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to GARS. Not all conflicts of interest can be expected to be resolved in GARS’ favor.

Garrison Capital Advisers may manage investment vehicles with similar or overlapping investment strategies with GARS and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when GARS is able to invest alongside other accounts managed by Garrison Capital Advisers and its affiliates. When GARS invests alongside such other accounts as permitted, such investments are made consistent with the written allocation policy of Garrison Investment Group and its affiliated advisers, including Garrison Capital Advisers. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to GARS. This allocation policy will be periodically approved by Garrison Capital Advisers and reviewed by the GARS Independent Directors. GARS expects that these determinations will be made similarly for other accounts sponsored or managed by Garrison Capital Advisers and its affiliates. Where GARS is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy GARS’ and each such account’s proposed demand, GARS expects that the opportunity will be allocated in accordance with Garrison Capital Advisers’ pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy GARS and other accounts sponsored or managed by Garrison Capital Advisers or its affiliates, the allocation policy further provides that allocations among GARS and such other accounts will generally be made pro rata based on each account’s available capital in the asset class being allocated, up to the amount proposed to be invested by each account. However, GARS cannot assure you that investment opportunities will be allocated to GARS fairly or equitably in the short-term or over time. GARS expects that these determinations will be made similarly for other accounts sponsored or managed by Garrison Investment Group and its affiliates. In situations where co-investment with other accounts managed by Garrison Capital Advisers or its affiliates is not permitted or appropriate, Garrison Investment Group and Garrison Capital Advisers will need to decide which client will proceed with the investment. The allocation policy of Garrison Investment Group and its affiliated investment advisers provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

GARS has in the past and may in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and GARS’ allocation procedures. GARS, Garrison Investment Group and Garrison Capital Advisers obtained exemptive relief from the SEC on January 12, 2015 to permit greater flexibility to negotiate the terms of co-investments if the GARS Board determines that it would be advantageous for GARS to co-invest with other accounts managed by Garrison Capital Advisers or its affiliates in a manner consistent with GARS’ investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Investment Advisory Agreement

GARS originally entered into the GARS Investment Advisory Agreement on October 9, 2012, which GARS Investment Advisory Agreement was most recently amended and restated on May 6, 2019, pursuant to which GARS pays Garrison Capital Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

The management fee and incentive fee paid to Garrison Capital Advisers are based on the value of GARS’ investments, and there may be a conflict of interest when personnel of Garrison Capital Advisers are involved in the valuation process for GARS’ portfolio investments in addition to the incentives the incentive fee structure may create for Garrison Capital Advisers to make speculative investments. See “Risk Factors—Risks Relating to our Business and Structure—There are significant conflicts of interest that could affect our investment returns” in GARS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Garrison Capital Advisers was paid management fees and incentive fees under the GARS Investment Advisory Agreement for the fiscal year ended December 31, 2019 in the amount of $5.0 million and $0.8  million, respectively, and for the fiscal year ended December 31, 2018 in the amount of $6.1 million and zero, respectively. The address of Garrison Capital Advisers is 1270 Avenue of the Americas, Suite 804, New York, NY 10020.

Administration Agreement

GARS has entered into the GARS Administration Agreement pursuant to which Garrison Capital Administrator furnishes GARS with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services. Under the GARS Administration Agreement, Garrison Capital Administrator performs, or oversees the performance of, GARS’ required administrative services, which include being responsible for the financial records which GARS is required to maintain and preparing reports to GARS Stockholders and reports filed with the SEC. Garrison Investment Group is the sole member of and controls Garrison Capital Administrator.

During November 2019, GARS’ senior management discussed with members of the GARS Board providing retention arrangements for certain employees of Garrison Investment Group who provided services to GARS, as the increased compensation costs would be reimbursable by GARS pursuant to the GARS Administration Agreement. The GARS Independent Directors approved the allocation of the additional compensation expense to

GARS during the final week of November 2019, and letter agreements were entered into with the relevant employees of Garrison Investment Group in early December 2019. Certain individuals entered into new letter agreements on July 1, 2020 in order to extend the period for which such individuals will provide services to GARS.

For the fiscal years ended December 31, 2019 and 2018, GARS reimbursed Garrison Capital Administrator in the amount of $1.4 million and $1.3 million, respectively, for services provided under the GARS Administration Agreement. The address of Garrison Capital Administrator is 1270 Avenue of the Americas, Suite 804, New York, NY 10020.

License Agreement

GARS has entered into a license agreement (the “GARS License Agreement”) with Garrison Investment Group pursuant to which Garrison Investment Group has granted GARS a non-exclusive, royalty-free license to use the name “Garrison.” Under the GARS License Agreement, GARS has a right to use the “Garrison” name for so long as Garrison Capital Advisers or one of its affiliates remains GARS’ investment adviser. Other than with respect to this limited license, GARS has no legal right to the “Garrison” name.

Staffing Agreement

Garrison Capital Advisers has entered into the GARS Staffing Agreement with Garrison Investment Group. Under the GARS Staffing Agreement, Garrison Investment Group makes available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel and other resources of Garrison Investment Group and its affiliates. The GARS Staffing Agreement provides Garrison Capital Advisers with access to deal flow generated by the professionals of Garrison Investment Group and commits the members of Garrison Capital Advisers’ investment committee to serve in that capacity.

Related Party Transactions Policy

The Audit Committee, in consultation with GARS’ Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to GARS’ Code of Conduct or Joint Code of Ethics.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF GARS

As of August 27, 2020, there were 16,049,352 shares of GARS Common Stock outstanding. As of such date, to GARS’ knowledge, there are no persons who would be deemed to “control” GARS, as such term is defined in the 1940 Act.

The following table sets forth, as of August 27, 2020, certain ownership information with respect to GARS Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of the outstanding GARS Common Stock and all officers and directors of GARS, individually and as a group. Pro forma percentage of ownership is based on 73,580,713 shares of PTMN Common Stock expected be outstanding immediately following consummation of the Mergers based on the number of issued and outstanding shares of GARS Common Stock as of June 30, 2020 and the NAV per share of PTMN Common Stock and the NAV per share of GARS Common Stock on such date.

Name and address(1)	Type of ownership	Shares owned	Percentage of outstanding common stock	Pro forma percentage of outstanding common stock of PTMN
Corbin Capital Partners, L.P. and affiliates(2)	Record/Beneficial	1,335,432	8.3%	1.8%
Caxton Corporation and affiliates(3)	Beneficial	1,223,096	7.6%	1.7%
Bulldog Investors LLC and affiliates(4)	Beneficial	831,395	5.2%	1.1%
Joseph Tansey(5)	Record/Beneficial	226,914	1.4%	*
Brian Chase(6)	Record/Beneficial	86,935	*	*
Daniel Hahn(7)	Beneficial	13,200	*	*
Cecil Martin(8)	Record/Beneficial	8,000	*	*
Joseph Morea(9)	Beneficial	9,500	*	*
Matthew Westwood(10)	Record/Beneficial	22,473	*	*
All executive officers and directors as a group (6 persons)	Record/Beneficial	367,022	2.3%	*

(1)	The business address for each officer and director of GARS is c/o Garrison Investment Group, 1270 Avenue of the Americas, Suite 804, New York, NY 10020.
(2)

The address for Corbin Capital Partners, L.P. and its affiliates is 590 Madison Avenue, 31st Floor, New York, New York 10022. The number of shares beneficially owned is based on a Schedule 13D filed by Corbin Capital Partners, L.P. on January 13, 2020, which Schedule 13D reflects shared voting power over 1,335,432 shares by each of Corbin Capital Partners, L.P. and Corbin Capital Partners Group, LLC and shared voting power over 1,232,220 shares by Corbin Opportunity Fund, L.P.

(3)

The address for Caxton Corporation and its affiliates is 731 Alexander Road, Bldg. 2, Suite 500, Princeton, New Jersey 08540. The number of shares beneficially owned is based on a Schedule 13G/A filed by Caxton Corporation on February 14, 2020, which Schedule 13G/A reflects shared voting power over 1,223,096 shares by each of Caxton Corporation and Bruce S. Kovner and shared voting power over 821,578 shares by CDK Trading, LLC.

(4)

The address for Bulldog Investors LLC and its affiliates is Park 80 West, 250 Pehle Ave., Suite 708, Saddle Brook, New Jersey 07663. The number of shares beneficially owned is based on a Schedule 13G filed by Bulldog Investors LLC on February 14, 2020, which Schedule 13G reflects sole voting power and shared voting power over 119,989 shares and 607,785 shares, respectively, by Bulldog Investors LLC, and sole voting power and shared voting power over 119,989 shares and 711,406 shares, respectively, by each of Phillip Goldstein and Andrew Dakos.

(5)

Mr. Tansey is a control person of Garrison Investment Group and its affiliates. The shares of GARS Common Stock shown in the above table as being owned by Mr. Tansey reflect the fact that, due to his control of such entity, he may be viewed as having investment and voting power over an aggregate of

67,202 shares owned of record by Garrison Capital Advisers Holdings MM LLC. Mr. Tansey additionally owns 159,712 shares directly. Mr. Tansey owns 8.4% of these shares of record and 100% of these shares beneficially.
(6)	Mr. Chase owns 4.9% of these shares of record and 100% of these shares beneficially.
(7)	Mr. Hahn owns 100% of these shares beneficially.
(8)	Mr. Martin owns 37.5% of these shares of record and 100% of these shares beneficially.
(9)	Mr. Morea owns 100% of these shares beneficially.
(10)	Mr. Westwood owns 33.3% of these shares of record and 100% of these shares beneficially.
*	Less than 1 percent.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth the dollar range of GARS’ equity securities beneficially owned by each of GARS’ directors as of December 31, 2019. GARS is not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities in GARS(1)
Independent Directors
Cecil Martin	$10,001 – $50,000
Joseph Morea	$50,001 – $100,000
Matthew Westwood	Over $100,000
Interested Directors
Joseph Tansey	Over $100,000
Brian Chase	Over $100,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; over $100,000.

DESCRIPTION OF CAPITAL STOCK OF PTMN

The following description is based on relevant portions of the DGCL and on the PTMN Certificate of Incorporation and the PTMN Bylaws. This summary may not contain all of the information that is important to you, and PTMN refers you to the DGCL and the PTMN Certificate of Incorporation and the PTMN Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

PTMN’s authorized stock consists of 100,000,000 shares of PTMN Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share. PTMN Common Stock is traded on Nasdaq under the ticker symbol “PTMN.” There are no outstanding options or warrants to purchase PTMN’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, PTMN Stockholders generally are not personally liable for its debts or obligations.

The following are PTMN’s outstanding classes of securities as of August 27, 2020:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by PTMN or for PTMN’s Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	570,303	44,495,221
Preferred Stock	5,000,000	—	—

PTMN Common Stock

Under the terms of the PTMN Certificate of Incorporation, all shares of PTMN Common Stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to PTMN Stockholders if, as and when authorized by the PTMN Board and declared by PTMN out of funds legally available therefor. Shares of PTMN Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of PTMN’s liquidation, dissolution or winding up, each share of PTMN Common Stock would be entitled to share ratably in all of PTMN’s assets that are legally available for distribution after PTMN pays all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of PTMN Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of capital stock or (ii) as may be required by the 1940 Act if PTMN fails to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, or any other matter, which means that holders of a majority of the outstanding shares of common stock are able elect all of PTMN’s directors, and holders of less than a majority of such shares are unable to elect any director.

PTMN Preferred Stock

In addition to shares of common stock, the PTMN Certificate of Incorporation authorizes the issuance of preferred stock. Under the terms of the PTMN Certificate of Incorporation, the PTMN Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. The PTMN Board has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Every issuance of preferred stock is required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to PTMN Common Stock, PTMN meet a coverage ratio of total assets to total senior securities, which include all of PTMN’s borrowings and its preferred stock, of at least 200% (or the 150% asset coverage ratio effective as of March 29, 2019) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

For any series of preferred stock that PTMN may issue, PTMN’s Board of Directors will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, which dividends are cumulative and not participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon PTMN’s liquidation, dissolution or winding up of PTMN’s affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on PTMN’s ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on PTMN’s ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

Shares of preferred stock must be issued in one or more series with such particular terms as may be fixed by the PTMN Board, provided that no series will have preference or priority over any other series upon the distribution of PTMN’s assets or in respect of payment of interest or dividends.

Provisions of the DGCL and PTMN’s Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under the PTMN Certificate of Incorporation, PTMN will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was one of PTMN’s directors or officers or is or was serving at PTMN’s request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person will have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in PTMN’s best interests or to be liable to PTMN or PTMN

Stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The PTMN Certificate of Incorporation also provides that PTMN’s directors will not be personally liable to PTMN or PTMN Stockholders for monetary damages for breaches of their fiduciary duty as directors, except for (i) any breach of their duty of loyalty to PTMN or PTMN Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for authorization of illegal dividends or redemptions or (iv) for any transaction from which the director derived an improper personal benefit. So long as PTMN is regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law will not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

The PTMN Certificate of Incorporation permits PTMN to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of PTMN’s company or is or was serving at PTMN’s request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the DGCL would permit indemnification. PTMN has obtained liability insurance for PTMN’s officers and directors.

Delaware Anti-Takeover Law

PTMN is subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. The PTMN Certificate of Incorporation and the PTMN Bylaws provide that:

•	PTMN’s Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of 75% of the shares of PTMN’s capital stock entitled to vote; and

•

subject to the requirements of the 1940 Act, any vacancy on PTMN’s Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of PTMN’s Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire PTMN, or of discouraging a third party from acquiring PTMN.

The PTMN Certificate of Incorporation and the PTMN Bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by PTMN’s Board of Directors, Chairman of the Board of Directors or Chief Executive Officer.

The PTMN Bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to PTMN. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of PTMN’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for PTMN Common Stock, because such person or entity, even if it acquired a majority of PTMN’s outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under the PTMN Certificate of Incorporation and the PTMN Bylaws, the affirmative vote of the holders of at least 75% of the shares of PTMN’s capital stock then outstanding and entitled to vote is required to amend or repeal any of the provisions of the PTMN Bylaws. Similarly, the PTMN Certificate of Incorporation provides that the vote of at least 75% of the shares of PTMN’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to PTMN’s Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect PTMN’s liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of PTMN’s Continuing Directors (in addition to approval by PTMN’s Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. “Continuing Directors” is defined in the PTMN Certificate of Incorporation as PTMN’s directors at the time of the completion of PTMN’s initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on PTMN’s Board of Directors. The stockholder vote with respect to the PTMN Certificate of Incorporation or the PTMN Bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders.

Election of Directors

According to the PTMN Certificate of Incorporation, at every annual or special meeting of stockholders of PTMN, each record holder of PTMN Common Stock will be entitled to cast one (1) vote for each share of PTMN Common Stock standing in such holder’s name on the stock transfer records of PTMN for the election of directors and on matters submitted to a vote of stockholders of PTMN.

Classified Board of Directors

According to the PTMN Certificate of Incorporation, on the first date that PTMN has more than twenty stockholders of record, PTMN’s Board of Directors will be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible and no class will include less than one director. The term of office of directors of one class will expire at each annual meeting of stockholders, and in all cases as to each director when such director’s successor will be elected and will qualify or upon such director’s earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors will be apportioned among the classes as equally as possible by PTMN’s Board of Directors. In the event of any decrease in the number of directors, all classes of directors will be decreased equally as nearly as possible by PTMN’s Board of Directors. The initial term of office of directors of Class I will expire at the annual meeting of stockholders in 2007; that of Class II will expire at the annual meeting in 2008; and that of Class III will expire at the annual meeting in 2009; and in all cases as to each director when such director’s successor will be elected and will qualify or upon such director’s earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders, beginning with the annual meeting of stockholders in 2007, the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of election.

Number of Directors; Removal; Vacancies

According to the PTMN Certificate of Incorporation, the number of directors of PTMN will be fixed from time to time by, or in the manner provided in, the PTMN Bylaws, but will never be less than the minimum number required by the 1940 Act. The PTMN Bylaws state the number of directors which will constitute the Board of Directors will initially be seven (7) but may be increased or decreased from time to time by the Board of Directors; provided, however, that (i) the number of directors will not be fewer than five (5) or greater than eleven (11) and (ii) no decrease in the number of directors will shorten the term of any incumbent director. Except as otherwise provided by the PTMN Bylaws or the Certificate of Incorporation, the directors will be elected at the annual meeting of stockholders.

According to the PTMN Certificate of Incorporation, subject to the rights of the shares of any series of Preferred Stock then outstanding, any director may be removed from office at any time, but only for cause, at a meeting called for that purpose, and only by the affirmative vote of the holders of at least 75% of the shares of PTMN’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class.

According to the PTMN Certificate of Incorporation, PTMN’s Board of Directors is expressly authorized to change the number of directors in any or all of the classes without the consent of the stockholders. Subject to the applicable requirements of the 1940 Act and the rights of the shares of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancies on PTMN’s Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may only be filled by the Board of Directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor has been elected and has qualified.

The PTMN Bylaws state any director of PTMN may resign at any time by giving notice in writing or by electronic transmission of his resignation to PTMN. Any such resignation will take effect at the time specified therein or, if the time when it will become effective will not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective. Newly created directorships resulting from any increase in the number of directors or any vacancies in PTMN’s Board of Directors resulting from death, resignation, retirement, disqualification, removal or any other cause will be filled as provided in the Certificate of Incorporation. Any director may be removed as provided in the Certificate of Incorporation.

Action by Stockholders

According to the PTMN Certificate of Incorporation, on the first date that PTMN has more than twenty stockholders of record, any action required or permitted to be taken by the stockholders of PTMN must be effected at a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders of PTMN.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The PTMN Bylaws state that except as required by law, only persons who are nominated in accordance with the following procedures will be eligible for election as directors of PTMN. Nominations of persons for election to PTMN’s Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as provided under Section 3 of Article II of the PTMN Bylaws (a) by or at the direction of PTMN’s Board of Directors (or any duly authorized committee thereof) (subject to Section 13(a) of Article III of the PTMN Bylaws) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in Article II Section 11 of the PTMN Bylaws and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in Section 11 of the PTMN Bylaws.

The PTMN Bylaws also state that except as required by applicable law, no business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of PTMN’s Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of PTMN’s Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of PTMN (i) who is a stockholder of record on the date of the giving of the notice provided for in Article II Section 12 of the PTMN Bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in Article II, Section 12 of the PTMN Bylaws.

Stockholder Meetings

The PTMN Bylaws state that all meetings of the stockholders for the election of directors or for any other purpose will be held at any such place, either within or outside the State of Delaware, as will be designated from time to time by PTMN’s Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.

An annual meeting of stockholders will be held each year and stated in a notice of meeting or in a duly executed waiver thereof. The date, time and place of such meeting will be determined by the Chief Executive Officer of PTMN; provided that if the Chief Executive Officer does not act, PTMN’s Board of Directors will determine the date, time, and place of such meeting. At such annual meeting, the stockholders will elect, by a plurality vote, the directors whose term expires at such annual meeting and transact such other business as may properly be brought before the meeting.

Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, time and place of the meeting (and, in the case of a special meeting, the purpose or purposes for which the meeting is called) will be given to each stockholder of record entitled to vote there at not less than ten (10) nor more than sixty (60) days before the date of the meeting. Business transacted at any special meeting of stockholders will be limited to such matter(s) brought before the meeting by or at the direction of PTMN’s Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer, as applicable, and stated in the notice. Notice will be given personally or by mail and, if by mail, will be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of PTMN. Notice by mail will be deemed given at the time when the same will be deposited in the United States mail, postage prepaid. Notice of any meeting will not be required to be given to any person (a) who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting (at the beginning of the meeting) to the transaction of any business because the meeting is not lawfully called or convened, or (b) who (either before or after the meeting) will submit a signed written waiver of notice thereof either in person or by proxy. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

Calling of Special Meetings of Stockholders

The PTMN Bylaws state that special meetings of stockholders may be called for any purpose by PTMN’s Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer and may be held on such date and at such time and place, either within or outside the State of Delaware, as will be stated in a notice of meeting or in a duly executed waiver of notice thereof.

Conflict with the 1940 Act

According to the PTMN Certificate of Incorporation, in the event that any provision of the PTMN Certificate of Incorporation is or becomes inconsistent with any provision of the General Corporation Law of the State of Delaware, the 1940 Act or any other applicable law, the provision of the PTMN Certificate of Incorporation will not be given any effect to the extent of such inconsistency but will otherwise be given full force and effect.

DESCRIPTION OF CAPITAL STOCK OF GARS

GARS’ authorized stock consists of 100,000,000 shares of GARS Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share.

The following are GARS’ outstanding classes of securities as of August 27, 2020:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by GARS or for GARS’ Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	709,427	16,049,352
Preferred Stock	1,000,000	—	—

GARS Common Stock

GARS Common Stock is traded on Nasdaq under the ticker symbol “GARS.” There are no outstanding options or warrants to purchase GARS Common Stock. No GARS Common Stock has been authorized for issuance under any equity compensation plans. Under Delaware law, GARS Stockholders generally are not personally liable for GARS’ debts or obligations.

All shares of GARS Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of GARS Common Stock if, as and when declared by the GARS Board out of funds legally available therefrom. Shares of GARS Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of GARS’ liquidation, dissolution or winding up, each share of GARS Common Stock would be entitled to share ratably in all of GARS’ assets that are legally available for distribution after GARS pays all debts and other liabilities and subject to any preferential rights of holders of GARS’ preferred stock, if any preferred stock is outstanding at such time.

Each share of GARS Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of GARS Common Stock will possess exclusive voting power. Unless otherwise required by law, the GARS Certificate of Incorporation or the GARS Bylaws, any matter voted on by stockholders is decided by the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of GARS Common Stock can elect all of the directors on the GARS Board, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

In addition to shares of GARS Common Stock, the GARS Certificate of Incorporation authorizes the issuance of preferred stock. GARS may issue preferred stock from time to time in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, the GARS Board is required by Delaware law and by the GARS Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Provisions of the GARS Certificate of Incorporation or the GARS Bylaws that may have the effect of delaying, deferring or preventing a change of control

GARS is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•

on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•

any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire GARS.

Election of Directors

The GARS Certificate of Incorporation and the GARS Bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. For purposes of the election of a director, the GARS Bylaws define “a majority of votes cast” to mean that the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” a nominee’s election). Under the GARS Certificate of Incorporation, the GARS Board may amend the GARS Bylaws to alter the vote required to elect directors.

Classified Board of Directors

The GARS Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of GARS or removal of GARS’ incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of the GARS Board.

Number of Directors; Removal; Vacancies

The GARS Certificate of Incorporation provides that the number of directors will be set only by the GARS Board in accordance with the GARS Bylaws. The GARS Bylaws provide that a majority of the entire GARS Board may at any time increase or decrease the number of directors. However, unless the GARS Bylaws are amended, the number of directors may never be less than four nor more than ten. Under the DGCL, unless the certificate of incorporation provides otherwise (which the GARS Certificate of Incorporation does not), directors on a classified board of directors, such as the GARS Board, may be removed only for cause by a majority vote of stockholders. Under the GARS Certificate of Incorporation and the GARS Bylaws, any vacancy on the GARS Board, including a vacancy resulting from an enlargement of the GARS Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of GARS Stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of GARS.

Action by Stockholders

Under the GARS Certificate of Incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The GARS Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the GARS Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the GARS Board, (2) pursuant to GARS’ notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the GARS Bylaws. Nominations of persons for election to the GARS Board at a special meeting may be made only by or at the direction of the GARS Board and, provided that the GARS Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the GARS Bylaws.

Stockholder Meetings

The GARS Certificate of Incorporation and the GARS Bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of the GARS Stockholders. The GARS Certificate of Incorporation and the GARS Bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the GARS Board, GARS’ Chief Executive Officer or the GARS Board. In addition, the GARS Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the GARS Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the GARS Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to GARS’ Secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of GARS’ outstanding voting securities.

Calling of Special Meetings of Stockholders

The GARS Certificate of Incorporation and the GARS Bylaws provide that special meetings of stockholders may be called by the GARS Board, the chairman of the GARS Board and GARS’ Chief Executive Officer.

Conflict with 1940 Act

The GARS Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of the GARS Certificate of Incorporation or the GARS Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

PTMN DIVIDEND REINVESTMENT PLAN

The information in “Business—Dividend Reinvestment Plan” in Part 1, Item 1 of PTMN’s Annual Report on Form 10-K for the fiscal year ended December  31, 2019 is incorporated herein by reference.

GARS DIVIDEND REINVESTMENT PLAN

The information in “Notes to Consolidated Financial Statements (unaudited)—8. Stockholders’ Equity—Dividend Reinvestment Plan” in Part 1, Item 1 of GARS’ Quarterly Reports on Form 10-Q  for the quarters ended March  31, 2020 and June 30, 2020 are incorporated herein by reference.

COMPARISON OF PTMN AND GARS STOCKHOLDER RIGHTS

The following is a summary of the material differences between the rights of PTMN Stockholders and GARS Stockholders. The following discussion is not intended to be complete and is qualified by reference to the PTMN Certificate of Incorporation, the PTMN Bylaws, the GARS Certificate of Incorporation, the GARS Bylaws and the DGCL. These documents are incorporated by reference in this document and will be sent to stockholders of PTMN and GARS upon request. See “Where You Can Find More Information.”

As Delaware corporations, both PTMN and GARS are subject to the DGCL and afford similar rights to their stockholders. As set forth in the section titled “Description of the Merger Agreement—Merger Consideration,” GARS Stockholders will receive shares of PTMN Common Stock in the Mergers. Among the material differences between PTMN Stockholder and GARS Stockholder rights are the voting thresholds required for certificate of incorporation and bylaws amendments and voting thresholds for the election or removal of directors. For more information, see the table below.

	Rights of PTMN Stockholders	Rights of GARS Stockholders
Authorized Stock	PTMN is authorized to issue 105,000,000 shares of stock, consisting of 100,000,000 shares of voting common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, $0.01 par value per share. The number of authorized shares of common stock and preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of PTMN’s capital stock entitled to vote, without the separate vote of the holders of PTMN Common Stock or PTMN preferred stock as a class. The PTMN Board may provide by resolution for the issuance of shares of preferred stock in one or more series, establish the number of shares to be included in each such series, and to fix the rights, voting powers (if any), designations, preferences, privileges, restrictions, and other rights including, but not limited to, dividend rights, conversion rights, redemption privileges and liquidations preferences, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. As of August 27, 2020, there were 44,495,221 shares of PTMN Common Stock outstanding and no shares of preferred stock issued and outstanding.	GARS is authorized to issue 101,000,000 shares of capital stock, consisting of 100,000,000 shares of GARS Common Stock and 1,000,000 shares of preferred stock, $0.001 par value per share. The GARS Board may authorize the issuance from time to time of shares of stock of GARS of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the GARS Board may deem advisable. The GARS Board is expressly authorized to issue shares of preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as will be stated and expressed in the resolution or resolutions adopted by the GARS Board providing for the issue of such series. As of August 27, 2020, there were 16,049,352 shares of GARS Common Stock outstanding and no shares of preferred stock issued and outstanding.

Amendment of Certificate or Articles of Incorporation	The DGCL requires the PTMN Board to adopt a resolution declaring the proposed amendment advisable, and submit the proposed amendment to the stockholders	Subject to certain exceptions, the DGCL requires the GARS Board to adopt a resolution declaring the proposed amendment advisable and submit the

	Rights of PTMN Stockholders	Rights of GARS Stockholders
	for approval at a special or annual meeting. The approval of a majority of the combined voting power of all of the shares of all classes of capital stock then entitled to vote is required to amend the PTMN Certificate of Incorporation. Amendments to Articles V, VI, VII, VIII, or IX of the PTMN Certificate of Incorporation, require the affirmative vote of at least 75% of the stockholders entitled to vote, provided, however, that if the Continuing Directors (as defined in the PTMN Certificate of Incorporation), by a vote of at least 75% of such Continuing Directors, in addition to the approval of the PTMN Board, approve such proposal or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast is sufficient to approve such matter.	proposed amendment to the stockholders for approval at a special or annual meeting. The approval of a majority of the combined voting power of all of the shares of all classes of capital stock then entitled to vote and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon as a class, is required to amend the GARS Certificate of Incorporation.

Amendment of Bylaws	The PTMN Certificate of Incorporation provides that the PTMN Bylaws may be amended or repealed by the PTMN Board or by the affirmative vote of at least 75% of the shares of PTMN’s capital stock then outstanding and entitled to vote in the election of directors, voting in a single class.	The GARS Certificate of Incorporation provides that the GARS Board may, without the assent or vote of the stockholders, amend or repeal the GARS Bylaws, subject to the power of the stockholders to alter or repeal any bylaw. The GARS Bylaws provide that the original or other bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon at any regular or special meeting or by the GARS Board. The fact that such power has been so conferred upon the GARS Board will not divest the stockholders of the power or limit their power to adopt, amend or repeal bylaws.

Business Combinations with Interested Stockholders	Section 203 of the DGCL prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the time at which such person became an interested stockholder unless: (i) prior to such time, the board of directors approved either the business combination or transaction in which the stockholder became an interested stockholder; (ii) upon becoming an interested stockholder, the stockholder owned at least 85% of the corporation’s outstanding voting stock other than shares held by directors who are also	Same as PTMN.

	Rights of PTMN Stockholders	Rights of GARS Stockholders
officers and certain employee benefit plans; or (iii) the business combination is approved by both the board of directors and by holders of at least two-thirds of the corporation’s outstanding voting stock (at a meeting and not by written consent), excluding shares owned by the interested stockholder. For these purposes, a “business combination” includes mergers, asset sales and other similar transactions with an “interested stockholder,” and “interested stockholder” means a stockholder that, together with its affiliates and associates, owns (or, under certain circumstances, has owned within the prior three years) more than 15% of the corporation’s outstanding voting stock.

	Although Section 203 of the DGCL permits PTMN to elect not to be governed by its provisions, PTMN has not made this election.	GARS also has not elected not to be governed by Section 203 of the DGCL.

Voting Rights	Each PTMN Stockholder is entitled to one vote per share of PTMN Common Stock on all matters upon which stockholders are entitled to vote. Except as described below with regard to the election of directors, the PTMN Bylaws provide that a majority of votes cast at a meeting of stockholders duly called and at which a quorum is present decides all matters, except as otherwise required by the DGCL or as provided for in the PTMN Certificate of Incorporation.	Each GARS Stockholder is entitled to one vote per share of GARS Common Stock on all matters upon which GARS Stockholders are entitled to vote. Except as otherwise required by the DGCL, the GARS Certificate of Incorporation or the GARS Bylaws, the GARS Bylaws provide that any question properly brought before any meeting of stockholders will be decided by the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at a meeting of stockholders duly called for such purpose and entitled to vote thereat.

Dividends and Distributions; Redemption Rights	Pursuant to the DGCL, PTMN may pay dividends only out of the surplus of PTMN or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Pursuant to the DGCL, dividends may not be declared out of net profits, however, if PTMN’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital	Same as PTMN.

	Rights of PTMN Stockholders	Rights of GARS Stockholders
represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is eliminated. Furthermore, the DGCL generally provides that a Delaware corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of such corporation.

	The PTMN Bylaws provide that holders of PTMN Common Stock will have the right to receive dividends as and when declared by the PTMN Board in its sole discretion at any regular or special meeting, subject to any limitations on the declaring of dividends imposed by the PTMN Certificate of Incorporation.	The GARS Bylaws provide that the GARS Board may declare dividends or other distributions upon the capital stock of GARS at any regular or special meeting of the GARS Board, pursuant to applicable law and the GARS Certificate of Incorporation.

Quorum	The PTMN Bylaws require that a majority of the holders of the issued and outstanding voting stock entitled to vote thereat will constitute a quorum at all meetings of stockholders, except where a greater percentage is required by law.	Same as PTMN.

Appraisal Rights	Under the DGCL, stockholders who dissent from a merger or consolidation of the corporation generally have the right to demand and receive payment of the fair value of their stock, as appraised by the Delaware Chancery Court; provided, however, that dissenters’ rights are inapplicable (i) to stockholders of a surviving corporation whose vote is not required to approve the merger or consolidation and (ii) to any class of stock listed on a national securities exchange or held of record by more than 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (A) shares of the surviving corporation or depository receipts in respect thereof, (B) stock (or depository receipts thereof) of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 holders, (C) cash in lieu of fractional shares or depository receipts of such corporations or (D) or any combination of the above.	Same as PTMN.

	Rights of PTMN Stockholders	Rights of GARS Stockholders

Number of Directors	The number of directors may be increased or decreased from time to time by the PTMN Board, provided that the number of directors will not be fewer than five or greater than eleven. The PTMN Board is currently comprised of eight members.	The number of directors will be fixed from time to time by the GARS Board either by resolution or bylaw adopted by the affirmative vote of a majority of the entire GARS Board, and the GARS Bylaws provide that the number of directors will not be less than four nor more than ten. The GARS Board is divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible. The GARS Board is currently comprised of five members.

Election of Directors	The PTMN Bylaws provide that each director is elected by a plurality of the votes cast with respect to the director.	The GARS Bylaws provide that the election of a director requires the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at a meeting duly called for such purpose and entitled to vote thereat. For purposes of the election of a director, the GARS Bylaws define “a majority of votes cast” to mean that the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” a nominee’s election).

Removal of Directors	The PTMN Certificate of Incorporation provides that, any director may be removed from office at any time, only for cause, at a special meeting called for that purpose, by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of PTMN then outstanding and entitled to vote in the election of directors, voting together as a single class.	The GARS Bylaws provide that the entire GARS Board or any individual director may be removed from office for cause by a majority vote of the holders of the outstanding shares then entitled to vote at an election of directors.

Advance Notice of Director Nominations and New Business	The PTMN Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For a nomination or other business to be brought before an annual meeting, a stockholder must deliver notice to the secretary of PTMN not less than 90 days prior to the date of the anniversary of the previous year’s annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days prior	The GARS Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. To be timely, the stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of GARS addressed to the attention of the Secretary of GARS not less than 90 days nor more than 120 days in advance of the

	Rights of PTMN Stockholders	Rights of GARS Stockholders
	to or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business 90 days prior to such annual meeting or the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made. In the case of a special meeting of stockholder, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.	anniversary of the date GARS’ proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary of GARS not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the seventh day following the day on which public announcement of the date of such meeting is first made.

Call and Notice of Stockholders’ Meetings	Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of PTMN is held on the date and at the time set by PTMN’s Chief Executive Officer, or if PTMN’s Chief Executive Officer does not act, by the PTMN Board.	Annual Meetings. The annual meeting of stockholders will be held on such date and at such time as may be fixed by the GARS Board and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting.

	Special Meetings. Special meetings of stockholders may be called for any purposes by the PTMN Board, the chairman of the board or PTMN’s Chief Executive Officer.	Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes by the Secretary only at the request of the Chairman of the GARS Board, GARS’ Chief Executive Officer or by a resolution duly adopted by the affirmative vote of a majority of the GARS Board.

	Record Date. The PTMN Bylaws provide that its board of directors may fix in advance a future date, not more than 60 days nor less than ten days preceding the date of a stockholder meeting, as the record date for determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof. Only those stockholders who are stockholders of record on the date so fixed are entitled to notice of and to vote at such meeting.	Record Date. The DGCL and GARS Bylaws provide that the GARS Board may fix in advance a future date, not more than 60 days nor less than ten days preceding the date of a stockholder meeting, as the record date for determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof. Only those stockholders who are stockholders of record on the date so fixed are entitled to notice of and to vote at such meeting.

	Notice. Written notice of each meeting of stockholders stating the date, hour, place and the purposes thereof must be given as provided by law not less than ten nor	Notice. Same as PTMN.

	Rights of PTMN Stockholders	Rights of GARS Stockholders
more than 60 days before such meeting (unless a different time is specified by law) to every stockholder entitled to vote at such meeting.

Written Consent in Lieu of Stockholder Meeting	The DGCL and the PTMN Certificate of Incorporation provide that on the first date that PTMN has more than 20 stockholders of record, any action required or permitted to be taken by the stockholders may not be effected by written consent of the stockholders, it must be effected at a duly called annual or special meeting of such holders.	The GARS Certificate of Incorporation and GARS Bylaws state that any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and is filed with the records of the meetings of the stockholders.

Stockholder Inspection Rights	The PTMN Bylaws and the DGCL provide that except as otherwise provided in the 1940 Act, any PTMN Stockholder of record, in person or by attorney or other agent, will, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose PTMN’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. In every instance where an attorney or other agent will be the person who seeks the right of inspection, the demand under oath will be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath will be directed to PTMN at its registered office in the State of Delaware or at its principal place of business.	Same as PTMN.

Exculpation	The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting personal liability of a director (but not an officer) to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability resulting from (i) breach of the director’s duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful stock purchase or redemption or	Same as PTMN.

	Rights of PTMN Stockholders	Rights of GARS Stockholders
(iv) any transaction from which the director derived an improper personal benefit. Subject to any limitation in the 1940 Act, the PTMN Certificate of Incorporation limits, to the maximum extent permitted by Delaware law in effect from time to time, the liability of directors of PTMN.

Indemnification and Advancement	As permitted by the DGCL, the PTMN Certificate of Incorporation provides that each person who was or is made a party or is threatened to be made a party to any action, suit or proceeding whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact: (a) that he or she is or was a director or officer or (b) is or was serving at the request of PTMN as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (a) or in case (b) the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while so serving, will be indemnified and held harmless by PTMN to the fullest extent authorized by the DGCL (subject to any limitation in the 1940 Act) as the same exists or may hereafter be amended, respectively (but, in the case of any amendment to Section 145 of the DGCL, with respect to actions taken prior to such amendment, only to the extent that such amendment permits any corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended (“ERISA”) excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith if such person satisfied the applicable level of care to permit such indemnification under the DGCL.	The GARS Certificate of Incorporation requires GARS to indemnify, to the full extent permitted by Section 145 of the DGCL, all persons whom it may indemnify pursuant thereto. Accordingly, the GARS Bylaws provide that GARS will indemnify (subject to any limitation in the 1940 Act) each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of GARS), by reason of the fact that he or she is or was a director, officer, employee or agent of GARS, or is or was serving at the request of GARS as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of GARS, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of GARS, indemnification will not be provided if such person is adjudged to be liable to GARS unless, and only to the extent that, the Delaware Court of Chancery or other applicable court determines such person is fairly and reasonably entitled to indemnification.

	Rights of PTMN Stockholders	Rights of GARS Stockholders

	As permitted by the DGCL, the PTMN Certificate of Incorporation further obligates PTMN to advance expenses incurred by an officer or director of PTMN in defending any civil, criminal, administrative or investigative action, suit, or proceeding, upon delivery to PTMN of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it will ultimately be determined that he or she is not entitled to be indemnified by PTMN for such expenses.	As permitted by the DGCL, the GARS Certificate of Incorporation and GARS Bylaws further obligate GARS to advance expenses incurred by an officer or director of GARS in defending any civil, criminal, administrative or investigative action, suit, or proceeding, upon delivery to GARS of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it will ultimately be determined that he or she is not entitled to be indemnified by GARS for such expenses.

The PTMN Certificate of Incorporation also permits the PTMN Board to extend indemnification rights to employees and agents of PTMN. PTMN has indemnification agreements in place with certain of its directors and officers.

Exclusive Forum	While Section 115 of the DGCL would permit PTMN to include a provision in the PTMN Certificate of Incorporation or the PTMN Bylaws requiring, consistent with applicable jurisdictional requirements, that any or all internal corporate claims be brought solely and exclusively in any or all of the courts of the State of Delaware, neither the PTMN Certificate of Incorporation nor the PTMN Bylaws contain such a provision.	Unless GARS consents in writing to the selection of an alternative forum, the Delaware Court of Chancery, or, if that court does not have jurisdiction, the United States District Court for the District of Delaware will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of GARS, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of GARS to GARS or GARS Stockholders, (c) any action asserting a claim against GARS or any director or officer or other agent of GARS arising pursuant to any provision of the DGCL or GARS Certificate of Incorporation or GARS Bylaws, or (d) any action asserting a claim against GARS or any director or officer or other agent of GARS that is governed by the internal affairs doctrine.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

OF PTMN AND GARS

PTMN’s investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for PTMN Common Stock, American Stock Transfer & Trust Company, acts as PTMN’s transfer agent, dividend paying and reinvestment agent for PTMN Common Stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, PTMN’s trustee under an indenture and the first supplemental indenture thereto relating to the 2022 Notes, is the paying agent, registrar and transfer agent relating to the 2022 Notes. The principal business address of PTMN’s trustee is One Federal Street, 10th Floor, Boston, MA 02110.

GARS’ securities are held under a custody agreement by Deutsche Bank Trust Company Americas. The address of GARS’ custodian is: 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Structured Credit Services—Garrison Capital Custody. American Stock Transfer & Trust Company, LLC acts as GARS’ transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since PTMN generally acquires and disposes of PTMN’s investments in privately negotiated transactions, PTMN infrequently uses brokers in the normal course of its business. Subject to policies established by the PTMN Board, PTMN generally does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PTMN, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While PTMN generally seeks reasonably competitive trade execution costs, PTMN does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, PTMN may select a broker based partly upon brokerage or research services provided to PTMN. In return for such services, PTMN may pay a higher commission than other brokers would charge if PTMN determines in good faith that such commission is reasonable in relation to the services provided, and PTMN’s management and employees are authorized to pay such commission under these circumstances.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for PTMN by Simpson Thacher.

EXPERTS

The consolidated financial statements of PTMN and its consolidated subsidiaries at December 31, 2019 and for the period ended December 31, 2019 and the effectiveness of PTMN and its consolidated subsidiaries’ internal control over financial reporting as of December 31, 2019, appearing in PTMN’s Annual Report on Form 10-K for the year ended December 31, 2019 have been audited by KPMG LLP, independent registered public accounting firm, located at 345 Park Avenue, New York, NY 10154, as set forth in their report therein, and incorporated herein by reference. Such consolidated financial statements and the effectiveness of internal control over financial reporting are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of PTMN and its consolidated subsidiaries at December 31, 2018 and for each of the two years in the period ended December 31, 2018 appearing in PTMN’s Annual Report on Form  10-K for the year ended December 31, 2019 have been audited by Ernst & Young LLP, independent registered public accounting firm, located at 5 Times Square, New York, NY 10036, as set forth in their report therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of GARS and its consolidated subsidiaries at December 31, 2019 and 2018 and for each of the three years in the period ended December  31, 2019, appearing in GARS’ Annual Report on Form 10-K for the year ended December 31, 2019 have been audited by RSM US LLP, an independent registered public accounting firm, located at 151 West 42nd Street, 19th Floor, New York, NY 10036, as set forth in their report therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

APPRAISAL RIGHTS OF GARS STOCKHOLDERS

General

Under Section 262 of the DGCL, GARS Stockholders who do not vote in favor of the Merger Proposal (or otherwise waive appraisal rights) and who properly comply with the procedures specified in Section 262 of the DGCL will be entitled to appraisal rights under Delaware law to have the Delaware Court of Chancery determine the “fair value” of such stockholder’s shares of GARS Common Stock as of the Effective Time (exclusive of any element of value arising from the accomplishment or expectation of the Mergers) and thereafter to receive payment of such “fair value” in cash, together with interest, if any, at the rate specified in Section 262 of the DGCL in lieu of receiving the per share Merger Consideration.

The following discussion is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached to this document as Annex C. All references in Section 262 of the DGCL and in this summary to a “stockholder” or “GARS Stockholder” are to the record holder of the shares of GARS Common Stock. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to seek appraisal under Section 262 of the DGCL.

Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to such meeting, must notify each stockholder who was a stockholder on the record date for notice of such meeting with respect to shares of common stock for which appraisal rights are available, that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This document constitutes the required notice, and a copy of Section 262 of the DGCL is attached to this document as Annex C. A GARS Stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Annex C carefully. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. A stockholder who loses his, her or its appraisal rights will be entitled to receive the per share Merger Consideration.

How to Exercise and Perfect Your Appraisal Rights

GARS Stockholders wishing to exercise the rights to seek an appraisal of their shares must satisfy ALL of the following conditions:

•

you must not vote in favor of, or consent to, the Merger Proposal (or otherwise waive appraisal rights). Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Proposal, and it will result in you losing the right of appraisal and will effectively nullify any previously delivered written demand for appraisal of your GARS Common Stock, if you vote by proxy and wish to exercise your appraisal rights you must vote “against” the Merger Proposal or abstain from voting your shares of GARS Common Stock;

•	you must deliver to GARS (at the address set forth below) a written demand for appraisal of your shares of GARS Common Stock before the vote on the Merger Proposal at the GARS Special Meeting; and

•	you must continuously hold the shares of GARS Common Stock from the date of making the demand through the Effective Time.

Voting, virtually or by proxy, against, abstaining from voting on or failing to vote on the Merger Proposal will not constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.

Who May Exercise Appraisal Rights

Only a GARS Stockholder of record of shares of GARS Common Stock is entitled to demand an appraisal of the shares registered in that GARS Stockholder’s name. A demand for appraisal must be executed by or on behalf of the GARS Stockholder of record. The demand should set forth, fully and correctly, the GARS stockholder’s name as it appears on the Certificate, Book-Entry Share or in the stock ledger. The demand must reasonably inform GARS of the identity of the GARS Stockholder and that the GARS Stockholder intends to demand appraisal of his, her or its GARS Common Stock. Beneficial owners who do not also hold their shares of GARS Common Stock of record may not directly make appraisal demands to GARS. The beneficial holder must, in such cases, have the owner of record, such as a broker, bank, trustee or nominee, submit the required demand in respect of those shares of GARS Common Stock of record. A record owner, such as a broker, bank, trustee or nominee, who holds shares of GARS Common Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of GARS Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of GARS Common Stock as to which appraisal is sought. Where no number of shares of GARS Common Stock is expressly mentioned, the demand will be presumed to cover all shares of GARS Common Stock held in the name of the record owner.

IF YOU HOLD YOUR SHARES OF GARS COMMON STOCK IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER, BANK, TRUSTEE OR NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK, TRUSTEE OR NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES OF GARS COMMON STOCK. IF YOU HAVE A BENEFICIAL INTEREST IN SHARES OF GARS COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK, TRUSTEE OR NOMINEE, YOU MUST ACT PROMPTLY TO CAUSE THE GARS STOCKHOLDER OF RECORD TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT YOUR APPRAISAL RIGHTS.

If you own shares of GARS Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a GARS Stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in making the demand, such person is acting as agent for the record owner. If you hold shares of GARS Common Stock through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:

Garrison Capital Inc.

1270 Avenue of the Americas, Suite 804

New York, NY 10020

The Surviving Corporation’s Actions After Completion of the Mergers

If the Mergers are completed, the surviving corporation will give written notice that the Mergers have become effective within ten days after the Effective Time to each GARS Stockholder that did not vote in favor of, or consent in writing to, the Merger Proposal and delivered a written demand for appraisal in accordance with Section 262 of the DGCL. Any GARS Stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share Merger Consideration, without interest, by delivering a written withdrawal of the demand for appraisal to the surviving corporation, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the surviving corporation. Within 120 days after the Effective Time, but not later, any GARS Stockholder that has complied with the requirements of Section 262 of the DGCL, and who is otherwise entitled to appraisal rights, or the surviving corporation may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a GARS Stockholder, demanding a determination of the value of the shares of GARS Common Stock held by all such GARS Stockholders. The surviving corporation is under no obligation to file an appraisal petition and has no intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the Effective Time, any GARS Stockholder that has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which GARS has received demands for appraisal, and the aggregate number of holders of those shares. Upon receiving such a written request, the surviving corporation must mail the statement within the later of ten days of receipt by the surviving corporation of the request or ten days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of GARS Common Stock held in a voting trust or by a nominee on your behalf you may, in your own name, file an appraisal petition or request from the surviving corporation the statement described in this paragraph. If a petition for appraisal is not duly filed, then the right to appraisal will cease.

If a petition for appraisal is duly filed by any GARS Stockholder who has properly perfected his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Register in Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares. The Delaware Court of Chancery will then determine which GARS Stockholders have complied with the provisions of Section 262 of the DGCL and have become entitled to appraisal rights and may require the GARS Stockholders demanding appraisal who hold certificated shares to submit their Certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any GARS Stockholder who fails to comply with this direction. With respect to the shares of GARS Common Stock that are listed on a national securities exchange immediately prior to the Effective Time, the Delaware Court of Chancery shall dismiss the proceedings as to all GARS Stockholders of such shares of GARS Common Stock who are otherwise entitled to appraisal rights in connection with the Merger unless (i) the total number of shares of GARS Common Stock entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal or (ii) the value of the Merger Consideration provided in the Merger for such total number of shares of GARS Common Stock exceeds $1 million.

Determination of Fair Value

Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of GARS Common Stock owned by such GARS Stockholders in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of GARS Common Stock at the Effective Time held by all GARS Stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Mergers. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value, with interest thereon, if any, to the GARS Stockholders entitled to receive the same, upon surrender by such GARS Stockholders of their Certificates or, in the case of Book-Entry Shares, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each GARS Stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

In determining the fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter’s exclusive remedy.

GARS Stockholders considering seeking appraisal should be aware that the fair value of their shares of GARS Common Stock as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of GARS Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. No representation is made as to the outcome of the appraisal of fair value of your shares of GARS Common Stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the value of the per share Merger Consideration. GARS does not anticipate offering more than the per share Merger Consideration to any GARS Stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of GARS Common Stock is less than the value of the per share Merger Consideration.

If no party files a petition for appraisal within 120 days after the Effective Time, then all GARS Stockholders will lose the right to an appraisal, and will instead receive the per share Merger Consideration, without interest thereon, less any withholding taxes.

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs against the parties as the Delaware Court of Chancery deems to be equitable under the circumstances. However, costs do not include attorneys’ and expert witness fees. Each GARS Stockholder is responsible for its own attorneys’ and expert witnesses’ expenses, although, upon application of a GARS Stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any GARS Stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of GARS Common Stock entitled to appraisal.

Any GARS Stockholder that has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the Effective Time, be entitled to vote the shares of GARS Common Stock subject to that demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to GARS Stockholders of record as of a record date prior to the Effective Time.

Any GARS Stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share Merger Consideration by delivering a written withdrawal of the demand for appraisal to the surviving corporation, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any GARS Stockholder without the approval of the Delaware Court of Chancery and such approval may be conditioned on the terms the Delaware Court of Chancery deems just, provided, however, that this provision will not affect the right of any GARS Stockholder who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such GARS Stockholder’s demand for appraisal and to accept the terms offered in the Merger Agreement within 60 days. If you fail to perfect, effectively withdraw or otherwise lose the appraisal right, your shares of GARS Common Stock will be converted into the right to receive the per share Merger Consideration, without interest thereon, less any withholding taxes in accordance with the Merger Agreement.

Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights will result in the loss of appraisal rights. In that event, you will be entitled to receive the per share Merger Consideration for your shares in accordance with the Merger Agreement. In view of the complexity of the provisions of Section 262 of the DGCL, if you are a GARS Stockholder and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.

THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL WILL GOVERN.

OTHER MATTERS

No other matter is likely to come before the Special Meetings or may properly come before the Special Meetings.

The chairman of each Special Meeting will have the power to conclude or adjourn the respective Special Meeting from time to time for such periods as the chairman of each Special Meeting will direct without notice other than announcement at the respective Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this document may be delivered to two or more stockholders of any of PTMN and GARS who share an address, unless contrary instructions from one or more of such stockholders have been provided to PTMN or GARS, as applicable.

On written or oral request, PTMN, as applicable, will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. PTMN Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of PTMN’s proxy statements and annual reports should provide oral or written notice to PTMN, as applicable, by calling PTMN collect at (212) 891-2880 or by writing to PTMN at 650 Madison Avenue, 23rd Floor, New York, New York 10022, Attention: Secretary.

GARS will deliver promptly, upon request, a separate copy of this document, GARS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 or Notice of Internet Availability of Proxy Materials to GARS Stockholders at a shared address to which a single copy of such document(s) was delivered. GARS Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to GARS or by calling GARS collect at (212) 372-9508. Please direct your written requests to Garrison Capital Inc., 1270 Avenue of the Americas, Suite 804, New York, New York 10020, Attention: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

PTMN has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about PTMN and the securities being offered by this document.

Each of PTMN and GARS file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information PTMN and GARS file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PTMN maintains a website at www.PortmanRidge.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on PTMN’s website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on PTMN’s website to be part of this joint proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by calling PTMN collect at (212) 891-2880 or by writing to PTMN at 650 Madison Avenue, 23rd Floor, New York, New York 10022, Attention: Secretary.

GARS maintains a website at www.garrisoncapitalbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on GARS’ website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on GARS’ website to be part of this joint proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by contacting GARS at 1270 Avenue of the Americas, Suite 804, New York, NY 10020, Attention: Secretary, by calling collect at (212) 372-9508 or by sending an e-mail to contact@garrisoninv.com.

INCORPORATION BY REFERENCE FOR PTMN

This joint proxy statement/prospectus is part of a registration statement that PTMN has filed with the SEC. Pursuant to the Small Business Credit Availability Act, PTMN is allowed to “incorporate by reference” the information that it files with the SEC, which means PTMN can disclose important information to you by referring you to those documents.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	PTMN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 6, 2020;

•	PTMN’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020, filed with the SEC on May 6, 2020 and August 6, 2020;

•	PTMN’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on March 3, 2020, March 18, 2020, April 2, 2020, June 25, 2020 and June 26, 2020;

•

PTMN’s Definitive Proxy Statement on  Schedule 14A with respect to the Annual Meeting of PTMN Stockholders filed with the SEC on May 24, 2019 (to the extent explicitly incorporated by reference into PTMN’s Annual Report on Form 10-K); and

•

the description of PTMN Common Stock referenced in PTMN’s Registration Statement on  Form 8-A (No. 001-33180), as filed with the SEC on December 4, 2006, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR GARS

This joint proxy statement/prospectus is part of a registration statement that GARS has filed with the SEC. GARS is allowed to “incorporate by reference” the information that it files with the SEC, which means GARS can disclose important information to you by referring you to those documents.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	GARS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 16, 2020;

•	GARS’ Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020, filed with the SEC on May 11, 2020 and August 10, 2020, respectively;

•	GARS’ Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on June 25, 2020 and July 9, 2020;

•

GARS’ Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of GARS Stockholders filed with the SEC on March  23, 2020, as supplemented on April  20, 2020 and June 23,  2020 (to the extent explicitly incorporated by reference into GARS’ Annual Report on Form  10-K); and

•

the description of GARS Common Stock referenced in GARS’ Registration Statement on Form 8-A (No. 001-35694), as filed with the SEC on October 9, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Where You Can Find More Information.”

Annex A

ANNEX A - MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

by and among

PORTMAN RIDGE FINANCE CORPORATION, CITADEL ACQUISITION SUB INC.,

GARRISON CAPITAL INC. and,

SOLELY FOR THE LIMITED PURPOSES SET FORTH HEREIN,

SIERRA CREST INVESTMENT MANAGEMENT LLC

Dated as of June 24, 2020

Exhibits

Exhibit A	Certificate of Incorporation of Surviving Company

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of June 24, 2020 (this “Agreement”), by and among Garrison Capital Inc., a Delaware corporation (the “Company”), Portman Ridge Finance Corporation, a Delaware corporation (“Parent”), Citadel Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes of Section 2.2, the Sections listed in the preamble to Article IV, Section 5.19 and Article IX, Sierra Crest Investment Management LLC, a Delaware limited liability company (the “Investment Adviser”).

WHEREAS, the respective boards of directors of Parent and Merger Sub have approved, and have determined that it is advisable and in the best interests of their respective stockholders to consummate, the acquisition of the Company by Parent and Merger Sub upon the terms and subject to the conditions set forth herein;

WHEREAS, the board of directors of the Company (the “Company Board”), on the recommendation of a committee of the Company Board comprised solely of the independent directors of the Company (the “Special Committee”), has unanimously (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Mergers (as defined below), are advisable, fair to and in the best interest of the Company’s stockholders, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Mergers, (iii) directed that the adoption of this Agreement and the approval of the Mergers be submitted to a vote at the Company Special Meeting (as defined below), and (iv) made the recommendation that the stockholders of the Company adopt this Agreement and approve the Mergers (the “Company Recommendation”);

WHEREAS, immediately after the Merger (as defined below), the Surviving Company (as defined below) shall merge with and into Parent (the “Second Merger” and, together with the Merger, the “Mergers”) with the Parent as the surviving company in the Second Merger; and

WHEREAS, it is the intention of the parties hereto that, for U.S. federal income tax purposes, (i) the Mergers, taken together, shall qualify as a “reorganization” within Section 368(a) of the Internal Revenue Code of 1986 (the “Code”) and (ii) this Agreement constitutes, and is adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE MERGERS

Section 1.1 The Merger. Subject to the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), at the Effective Time, the Company and Merger Sub shall consummate a merger (the “Merger”) pursuant to which (a) Merger Sub shall merge with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (b) the Company shall continue as the surviving company and a wholly owned subsidiary of Parent (the “Surviving Company”) in the Merger and shall continue to be governed by the laws of the State of Delaware, and (c) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects set forth in the DGCL.

Section 1.2 Effective Time. Parent, Merger Sub and the Company shall cause a certificate of merger (the “Certificate of First Merger”) to be filed on the Closing Date (or on such other date as Parent and the Company may agree in writing) with the Secretary of State of the State of Delaware as provided in the DGCL and shall make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at the time at which the Certificate of First Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is agreed upon in writing by the Parent and the Company and specified in the Certificate of First Merger, and such time is hereinafter referred to as the “Effective Time.”

Section 1.3 Closing. The parties shall cause the closing of the Mergers (the “Closing”) to take place at 10:00 a.m., Eastern Time, on a date to be specified by the parties, which shall be no later than two (2) Business Days (or such shorter period of time as remains before 11:59 p.m., New York time, on the Outside Date) after the satisfaction or waiver of all of the conditions set forth in Article VI hereof (other than the conditions that by their nature are to be satisfied at the Closing, subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing), at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, unless another time, date or place is agreed to in writing by the parties hereto (such date on which the Closing is to take place being the “Closing Date”).

Section 1.4 Certificate of Incorporation and Bylaws of the Surviving Company. The certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall at the Effective Time be amended and restated in full to read as set forth on Exhibit A and as so amended and restated shall be the certificate of incorporation of the Surviving Company, until thereafter amended as provided by Law and such certificate of incorporation. The bylaws of Merger Sub, as in effect immediately prior to the Effective Time and as amended to reflect the name and other characteristics of the Surviving Company, shall be the bylaws of the Surviving Company until thereafter amended as provided by Law, the certificate of incorporation of the Surviving Company and such bylaws.

Section 1.5 Directors and Officers. The directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the initial directors of the Surviving Company until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Company’s certificate of incorporation and bylaws. The officers of Parent at the Effective Time shall, from and after the Effective Time, be the initial officers of the Surviving Company until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Company’s certificate of incorporation and bylaws. The directors and officers of Parent immediately prior to the Effective Time shall be the directors and officers of Parent immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with Parent’s certificate of incorporation and bylaws.

Section 1.6 Second Merger.

(i) Subject to the terms and conditions of this Agreement and in accordance with the DGCL, immediately after the consummation of the Merger, the Surviving Company shall merge with and into Parent and the separate corporate existence of the Surviving Company shall cease and all outstanding shares of common stock of the Surviving Company shall be cancelled and no consideration shall be exchanged therefor. Parent shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Delaware.

(ii) The certificate of incorporation of Parent, as in effect immediately prior to the consummation of the Second Merger, shall continue to be Parent’s certificate of incorporation after the consummation of the Second Merger, until later amended as provided by Law and such certificate of incorporation. The bylaws of Parent, as in effect immediately prior to the consummation of the Second Merger, shall continue to be Parent’s bylaws after the consummation of the Second Merger, until later amended as provided by Law, the certificate of incorporation of Parent and such bylaws.

(iii) Parent and the Surviving Company shall cause a certificate of merger (“Certificate of Second Merger”) to be filed on the Closing Date (or on such other date as Parent and the Company may agree in writing) with the Secretary of State of the State of Delaware as provided in the DGCL and shall make all other filings or recordings required by the DGCL in connection with the Second Merger. The Second Merger shall become effective at the time at which the Certificate of Second Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is agreed upon in writing by Parent and the Company and specified in the Certificate of Second Merger, and such time is hereinafter referred to as the “Second Merger Effective Time.”

ARTICLE II

CONVERSION OF SHARES

Section 2.1 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of the common stock, par value $0.001 per share, of the Surviving Company.

(b) Each Parent Common Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

(c) Each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time that is owned by Parent or the Company or any wholly owned Subsidiary of Parent or the Company (other than shares of Company Common Stock held in trust accounts, managed accounts and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties) and all treasury shares (collectively, “Cancelled Shares”) shall be cancelled and shall cease to exist and no consideration shall be delivered in exchange therefor.

(d) Subject to Section 2.4, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares) shall be automatically converted into and exchanged for the right to receive: (i) an amount in cash equal to (A) the Aggregate Cash Consideration divided by (B) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares) (such amount in cash, the “Cash Consideration”) and (ii) a number of validly issued, fully paid and non-assessable Parent Common Shares equal to the Exchange Ratio (as the same may be adjusted pursuant to Section 2.8) and, if applicable, cash in lieu of fractional Parent Common Shares payable in accordance with Section 2.3(e) (such Parent Common Shares and any such cash in lieu of fractional shares, the “Share Consideration”, and the Cash Consideration and the Share Consideration, collectively, the “Merger Consideration”), in all cases without interest. As of the Effective Time, subject to Section 2.4, all shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist and each holder of any such shares of Company Common Stock shall thereafter cease to have any rights with respect thereto, except (other than in the case of Cancelled Shares) the right to receive the Merger Consideration, to be paid in consideration therefor upon surrender or cancellation (as applicable) of such Certificate or Book-Entry Share in accordance with Section 2.3(a), as well as any dividends to which holders of Company Common Stock become entitled in accordance with Section 2.3(c).

Section 2.2 Deposit of Merger Consideration and Additional Cash Consideration. At or prior to the Effective Time, (A) Parent shall deposit, or shall cause to be deposited, with the Exchange Agent, (i) book-entry shares representing the number of Parent Common Shares and an amount sufficient to fund the payment of any cash payable in lieu of fractional shares pursuant to Section 2.3(e), to be issued pursuant to Section 2.3(d) and paid pursuant to Section 2.3(e), and (ii) cash in an aggregate amount equal to the Aggregate Cash Consideration, and (B) the Investment Adviser shall deposit, or shall cause to be deposited, with the Exchange Agent cash in an aggregate amount equal to the Additional Cash Consideration (all such cash and book-entry Parent Common Shares being hereinafter referred to as the “Exchange Fund”).

Section 2.3 Delivery of Merger Consideration.

(a) As soon as reasonably practicable after the Effective Time and in any event not later than the second Business Day following the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Certificates”) that were converted into the right to receive the Merger Consideration pursuant to Section 2.1(d), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration as well as any dividends or distributions to be paid pursuant to Section 2.3(c). As soon as reasonably practicable after the Effective Time and in any event not later than the second Business Day following the Effective Time, Parent shall cause the Exchange Agent to issue and send to each holder of Book-Entry Shares that that were converted into the right to receive the Merger Consideration pursuant to Section 2.1(d) the Merger Consideration that such holder is entitled to receive pursuant to Section 2.1(d) in respect of such Book-Entry Shares, without such holder being required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent, and such Book-Entry Shares shall forthwith be cancelled.

(b) Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with a letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration in respect of the shares of Company Common Stock formerly represented by such Certificate and such Certificate so surrendered shall forthwith be cancelled. Until surrendered or cancelled (as applicable) as contemplated by this Section 2.3, each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent (other than in the case of Cancelled Shares) only the right to receive the Merger Consideration, without interest, into which the shares of Company Common Stock theretofore represented by such Certificate or Book-Entry Share, as applicable, have been converted pursuant to Section 2.1. No interest will be paid or accrued on any of the cash payable to the holders of Certificates or Book-Entry Shares.

(c) No dividends or other distributions with respect to Parent Common Shares shall be paid to the holder of any unsurrendered Certificate or uncancelled Book-Entry Share with respect to the Parent Common Shares represented thereby, in each case unless and until the surrender of such Certificate or cancellation of such Book-Entry Share, as applicable, in accordance with this Article II. After the surrender of any such Certificate or cancellation of any such Book-Entry Share, as applicable, in accordance with this Article II, the record holder thereof shall be entitled to receive, without interest, the amount of dividends or other distributions which theretofore had become payable with respect to the whole Parent Common Shares which the shares of Company Common Stock represented by such Certificate or Book-Entry Share have been converted into the right to receive.

(d) The Merger Consideration paid in accordance with the terms of this Article II as a result of the conversion of any shares of Company Common Stock shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. At and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to Parent or the Exchange Agent for any reason, they shall be cancelled and exchanged for the Merger Consideration pursuant to this Article II, except as otherwise provided by Law.

(e) Notwithstanding any other provision of this Agreement, neither certificates nor scrip for fractional Parent Common Shares shall be issued upon the surrender for exchange of Certificates or cancellation of Book-Entry Shares, as applicable. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share. In lieu of the issuance of any such fractional share, Parent shall pay to each holder of Company Common Stock who otherwise would have been entitled to receive such fractional share an amount in cash (without interest) determined by multiplying (i) the fractional share interest to which such holder would otherwise be entitled (after taking into account all shares of Company Common Stock owned by such holder at the Effective Time to be converted into Parent Common Shares) to receive pursuant to Section 2.1 by (ii) the average of the daily volume weighted average price per share of Parent Common Shares on NASDAQ as reported by The Wall Street Journal for each of the five (5) trading days immediately preceding the date of the Effective Time.

(f) Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the former stockholders of the Company one (1) year after the Effective Time shall be delivered to the Parent. Any holders of Certificates or Book-Entry Shares who have not theretofore complied with this Article II with respect to such Certificates or Book-Entry Shares shall thereafter look only to the Parent for payment of Merger Consideration and any unpaid dividends and other distributions on the Parent Common Shares deliverable in respect of each former shares of Company Common Stock such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

(g) Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to any Person for any amount delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Book-Entry Share shall not have been surrendered or cancelled prior to the date on which any Merger Consideration in respect thereof would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Parent, and any holder of such Certificate or Book-Entry Share who has not theretofore complied with this Article II with respect thereto shall thereafter look only to the Parent for payment of its claim for Merger Consideration in respect thereof.

(h) The Exchange Fund shall be invested by the Exchange Agent as directed by Parent; provided, however, that any such investments shall be in securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof and having maturities of not more than one month from the date of investment. Earnings on the Exchange Fund shall be the sole and exclusive property of Parent and shall be paid to Parent as Parent directs. No investment of the Exchange Fund shall relieve Parent or the Exchange Agent from making the payments required by this Article II, and following any losses from any such investment, Parent shall promptly provide additional funds to the Exchange Agent for the benefit of the holders of shares of Company Common Stock at the Effective Time in the amount of such losses, which additional funds will be deemed to be part of the Exchange Fund.

(i) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (such affidavit shall be in a form reasonably satisfactory to Parent and the Exchange Agent) by the Person claiming such Certificate to be lost, stolen or destroyed, and, if required by the Exchange Agent, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which such Person is entitled in respect of such Certificate pursuant to this Article II.

Section 2.4 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and shall instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Company Common Stock or any threats thereof, any actual or attempted withdrawals of such demands and any other demands, notices or instruments received by the Company relating to rights to be paid the fair value of Dissenting Shares, and the Parent shall have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of the Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing.

Section 2.5 Withholding Taxes. Each of Parent, Merger Sub and the Exchange Agent shall be entitled to deduct and withhold from any cash in lieu of fractional shares of Parent Common Shares, cash dividends or distributions payable pursuant to Section 2.3(c) or any other cash amounts otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. Amounts so withheld and paid over to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 2.6 Net Asset Value Calculation.

(a) Two days prior to the Closing Date (such date, the “Determination Date”), the Company shall deliver to Parent a calculation of the estimated net asset value of the Company as of 5:00 p.m. New York City time on the day prior to the Closing Date (the “Closing Company Net Asset Value”), as approved by each of the Company Board and the Special Committee, calculated in good faith and based on the same assumptions and methodologies, and applying the same types of adjustments, used in preparing the calculation of the net asset value of the Company as of March 31, 2020 as set forth on, and modified by, Section 2.6(a) of the Company Disclosure Letter (and, in the case of the line items under “Transaction Costs & Expenses” therein, giving effect to the transactions contemplated hereby); provided that the Company shall update and redeliver the calculation of the Closing Company Net Asset Value, as reapproved by each of the Company Board and the Special Committee, in the event there is a material change to the Closing Company Net Asset Value between the Determination Date and the Closing and as needed to ensure the Closing Company Net Asset Value is determined within two days (excluding Sundays and holidays) prior to the Effective Time. The Chief Financial Officer of the Company shall certify in writing to Parent the calculation of the Closing Company Net Asset Value.

(b) On the Determination Date, Parent shall deliver to the Company a calculation of the estimated net asset value of Parent as of 5:00 p.m. New York City time on the day prior to the Closing Date (the “Closing Parent Net Asset Value”), as approved by the board of directors of Parent, calculated in good faith and based on the same assumptions and methodologies, and applying the same types of adjustments, used in preparing the calculation of the net asset value of Parent as of March 31, 2020 as set forth on, and modified by, Section 2.6(b) of the Parent Disclosure Letter (and, in the case of the line items under “Transaction Costs & Expenses” therein, giving effect to the transactions contemplated hereby); provided that Parent shall update and redeliver the calculation of the Closing Parent Net Asset Value, as reapproved by the board of directors of Parent, in the event there is a material change to the Closing Parent Net Asset Value between the Determination Date and the Closing and as needed to ensure the Closing Parent Net Asset Value is determined within two days (excluding Sundays and holidays) prior to the Effective Time. The Chief Financial Officer of Parent shall certify in writing to the Company the calculation of the Closing Parent Net Asset Value.

(c) Each of the Company and Parent shall afford the other, and the other’s respective Representatives, reasonable access to the individuals who have prepared the calculations of the Closing Company Net Asset Value and the Closing Parent Net Asset Value, as applicable, and to the applicable information, books, records, work papers and back-up materials (including any reports prepared by valuation agents) used in preparing the same, in order to assist the other and the other’s respective Representatives in reviewing the calculations undertaken pursuant to this Section 2.6.

Section 2.7 Second Merger. At the Second Merger Effective Time, by virtue of the Second Merger and without any action on the part of the Surviving Company or Parent or the holders of any securities of the Surviving Company or Parent, each share of common stock, par value $0.001 per share, of the Surviving Company issued and outstanding immediately prior to the Second Merger Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist without any consideration being payable therefor.

Section 2.8 Adjustments. If, between the Determination Date and the Effective Time, the outstanding number of Parent Common Shares or shares of Company Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, an appropriate and proportionate adjustment shall be made to the Merger Consideration and Additional Cash Consideration payable per share of Company Common Stock, in each case if necessary and without duplication, to reflect such change.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in the Company SEC Reports filed by the Company prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding any disclosures set forth in any “risk factors” or “forward-looking statements” sections to the extent they are cautionary, predictive or forward-looking in nature) or in the Company Disclosure Letter (provided that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosed with respect to any other section or subsection to the extent that the relevance of such disclosure is reasonably apparent on the face of such disclosure), the Company represents and warrants to Parent and Merger Sub as follows:

Section 3.1 Organization.

(a) Each of the Company and its Subsidiaries is (i) a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (ii) has the requisite entity power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except, in the case of this clause (ii), where the failure to have such power and authority would not, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified, licensed and in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b) The Company has elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn.

(c) The Company has made available to Parent a copy of its certificate of incorporation and second amended and restated bylaws, each as currently in effect.

(d) The Company is not in violation in any material respect of any material provision of its certificate of incorporation or material provision of its second amended and restated bylaws.

Section 3.2 Authorization; Validity of Agreement; Company Action. The Company has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the adoption of this Agreement and the approval of the Mergers by the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Special Meeting (the “Company Stockholder Approval”), to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the Merger, have been duly and validly authorized by the Company Board (on the recommendation of the Special Committee) and, subject to the receipt of the Company Stockholder Approval and the filing of the Certificate of First Merger with the Secretary of State of the State of Delaware as required by the DGCL, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the Merger. This Agreement has been duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Parent, Merger Sub and the Investment Adviser, is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) general principles of equity.

Section 3.3 Consents and Approvals; No Violations.

(a) Except for (i) filings pursuant to the HSR Act and any required filings or notifications under any foreign antitrust or competition Laws, (ii) applicable requirements of and filings with the SEC under the Exchange Act, including the joint proxy statement to be mailed to the Company’s and Parent’s stockholders in connection with the Company Special Meeting and the Parent Special Meeting (the “Proxy Statement”) and a registration statement on Form N-14 in which the Proxy Statement will be included as a prospectus (the “Form N-14”), and declaration of effectiveness of the Form N-14, (iii) filings with NASDAQ, (iv) the filing of the Certificate of First Merger and the Certificate of Second Merger, (v) applicable requirements under “blue sky” laws of various states, (vi) compliance with the Investment Company Act, (vii) any consents, approvals or filings referred to in the Company Disclosure Letter or (viii) any consents, approvals or filings the failure of which to be obtained or made would not have a Company Material Adverse Effect, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will require on the part of the Company any filing or registration with, notification to, or authorization, consent or approval of, any federal, state, local or foreign government, court, legislative, executive or regulatory authority, commission, agency or any self-regulatory agency (a “Governmental Entity”).

(b) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or bylaws (or equivalent organizational documents) of the Company or any of its Subsidiaries, (ii) assuming that the consents, approvals, and filings referred to in Section 3.3(b) of the Company Disclosure Letter are duly obtained or made, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or (iii) assuming that the consents, approvals, and filings referred to in Section 3.3(a) are duly obtained or made, violate any Law applicable to the Company or any of its Subsidiaries; except, in the case of clauses (ii) and (iii), for such violations, breaches, defaults, terminations, cancellations or accelerations that would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.4 Capitalization; Subsidiaries.

(a) As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock, of which 16,758,779 were issued and 16,049,352 were outstanding. All the outstanding shares of the Company’s capital stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. As of the date hereof, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interests in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or (iii) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company. No shares of Company Common Stock are held by any of the Company’s Subsidiaries.

(b) Except as set forth in Section 3.4(b) of the Company Disclosure Letter, all of the outstanding shares of capital stock or equivalent equity interests of each of the Company’s Subsidiaries are owned of record and beneficially, directly or indirectly, by the Company free and clear of all Liens. Section 3.4(b) of the Company Disclosure Letter sets forth, as of the date hereof, the name and jurisdiction of incorporation for each Subsidiary of the Company.

Section 3.5 Regulatory Matters; Reports.

(a) Except as would not have a Company Material Adverse Effect or as set forth in Section 3.5(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any consent agreement or memorandum of understanding with, or is subject to any commitment letter or similar undertaking to, any Governmental Entity that currently materially restricts the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, nor has the Company or any of its Subsidiaries been advised in writing or, to the knowledge of Company, verbally, since January 1, 2019 by any Governmental Entity that is considering issuing, initiating, ordering or requesting any of the foregoing.

(b) The Company has filed all reports and other documents with the SEC required to be filed or furnished by the Company since January 1, 2019 (any such documents filed during such period by the Company, the “Company SEC Reports”). As of their respective filing dates, or, if amended, as of the date of the last such amendment, the Company SEC Reports (i) complied in all material respects with, to the extent in effect at the time of filing, the applicable requirements of the Sarbanes-Oxley Act, the Investment Company Act, the Securities Act and the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, to the knowledge of the Company, there are no pending proceedings or investigations of the Company by a Governmental Entity.

Section 3.6 Absence of Certain Changes. Except as set forth in Section 3.6 of the Company Disclosure Letter, since January 1, 2020 through the date hereof, the Company and its Subsidiaries (a) have, except as expressly contemplated by this Agreement, conducted their respective businesses in all material respects only in the ordinary course of business consistent with past practice and (b) have not suffered a Company Material Adverse Effect.

Section 3.7 Company Financial Statements; Internal Controls.

(a) Except as set forth in Section 3.7(a) of the Company Disclosure Letter, the financial statements (including the related notes thereto and the related consolidated schedules of investments) of the Company included in the Company SEC Reports (i) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, (ii) were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC), in each case consistently applied in accordance with past practice, and (iii) presented fairly in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments) in conformity with GAAP. RSM US LLP has not resigned (or informed the Company that it intends to resign) or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) The Company has in all material respects designed and maintained a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company (A) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and (B) to the knowledge of the Company, has disclosed to the Company’s auditors and the audit committee of the Company Board (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (2) any fraud that involves management who have a significant role in the Company’s internal controls over financial reporting.

Section 3.8 No Undisclosed Liabilities. Except for (a) liabilities and obligations incurred in the ordinary course of business since December 31, 2019, (b) liabilities and obligations disclosed in the Company SEC Reports, (c) liabilities and obligations incurred in connection with the Mergers or otherwise as expressly contemplated by this Agreement and (d) liabilities and obligations that would not, individually or in the aggregate, have a Company Material Adverse Effect, as of the date hereof, neither the Company nor any of its Subsidiaries has any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet (or the notes thereto) of the Company and its Subsidiaries prepared in accordance with GAAP.

Section 3.9 Compliance with Law.

(a) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of, or in default under, any Law, in each case, applicable to the Company or any of its Subsidiaries, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act.

(b) No “affiliated person” (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act. There is no material proceeding pending and served or, to the knowledge of the Company, threatened in writing that would result in any such disqualification.

(c) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over the Company and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Company or its Subsidiaries to be in violation of the United States Foreign Corrupt Practices Act of 1977, or any other anticorruption or anti-bribery Laws applicable to the Company or its Subsidiaries.

(d) The Company has adopted written policies and procedures pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “material compliance matters” (as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act) for the Company other than those which have been reported to the Company Board and remedied or are in the process of being remedied to the satisfaction of such board.

(e) The Company is not registered or required to be registered as an “investment adviser” under the Investment Advisers Act.

Section 3.10 Material Contracts.

(a) Section 3.10(a) of the Company Disclosure Letter sets forth a list of each Contract to which the Company is a party or by which any of its properties or assets is bound which, to the knowledge of the Company and as of the date hereof:

(i) contains any covenant expressly limiting, in any material respect, the ability of the Company to engage in a material line of business or compete with any Person in a material line of business;

(ii) creates a material partnership, joint venture or similar arrangement that is not entered into in the ordinary course of business;

(iii) relates to indebtedness of the Company incurred other than in the ordinary course of business having a principal amount in excess of $5,000,000;

(iv) obligates the Company to conduct any business that is material to the Company on an exclusive basis with any third party;

(v) was entered into after January 1, 2020 and relates to the acquisition or disposition by the Company or any Subsidiary of any business or operations involving value in excess of $5,000,000 as to which there are any material ongoing obligations of the Company; and

(vi) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K), whether or not filed by the Company with the SEC.

(b) Each Contract required to be set forth in Section 3.10(a) of the Company Disclosure Letter (whether or not actually set forth therein) is referred to herein as a “Company Material Contract.” Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Material Contract is valid and binding on the Company and, to the knowledge of the Company, each other party thereto, as applicable, and in full force and effect (except that such enforcement may be subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and (y) general principles of equity) and (ii) there is no event or condition which has occurred or exists, which constitutes or could constitute (with or without notice, the happening of any event or the passage of time) a default or breach by the Company under any Company Material Contract.

Section 3.11 Intellectual Property. The Company and its Subsidiaries own, or are validly licensed or otherwise have the right to use, all Intellectual Property necessary to conduct the business of the Company and, as applicable, its Subsidiaries, except for any such Intellectual Property rights that, if not possessed by the Company, would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company (i) the conduct of the business of the Company and its Subsidiaries, as currently conducted, does not infringe, misappropriate, or otherwise violate any Person’s Intellectual Property, and as of the date hereof there is no such claim pending or threatened in writing against the Company or any Subsidiary of the Company, and (ii) no Person is infringing, misappropriating or otherwise violating any Intellectual Property owned by the Company or any Subsidiary of the Company.

Section 3.12 Insurance. The Company and its Subsidiaries are insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all such insurance policies are in full force and effect and no written notice of cancellation has been received by the Company under such policies.

Section 3.13 Litigation. As of the date hereof, there is no action, claim, suit, arbitration, examination, litigation, governmental investigation or other proceeding, whether civil, criminal or administrative, by or before a Governmental Entity (each an “Action”) pending or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries or any of their respective properties or assets that would, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

Section 3.14 Employee Matters. None of the Company or any of its Subsidiaries has, or has ever had, any employees.

Section 3.15 Taxes. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect:

(a) Except as set forth in Section 3.15(a) of the Company Disclosure Letter, each of the Company and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate. All Taxes due and payable by the Company and its Subsidiaries (whether or not shown to be due and owing on such Tax Returns) have been timely paid.

(b) There are no outstanding written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against the Company or any of its Subsidiaries, and no power of attorney granted by either the Company or any of its Subsidiaries with respect to any Taxes is currently in force.

(c) The most recent financial statements contained in the Company SEC Reports filed prior to the date of this Agreement reflect, in accordance with GAAP, an adequate reserve for all Taxes payable by the Company and its Subsidiaries for all taxable periods through the date of such financial statements.

(d) Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(e) There is no audit, examination, claim, investigation, deficiency, refund litigation, proposed adjustment, judicial or administrative proceeding, or matter in controversy with a Governmental Entity with respect to any Taxes or Tax Return of the Company or its Subsidiaries, and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries has received written notice of any claim made by a Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries, as applicable, does not file a Tax Return, that the Company or such Subsidiary is or may be subject to income taxation by that jurisdiction. No deficiency with respect to any Taxes has been proposed, asserted or assessed in writing against the Company or any of its Subsidiaries, and no requests for waivers of the time to assess any Taxes are pending.

(f) Neither the Company nor any of its Subsidiaries is a party to any agreement providing for the indemnification, allocation or sharing of Taxes imposed on or with respect to any individual or other Person (other than (i) such customary commercial agreements with customers, vendors, lessors or the like entered into in the ordinary course of business that do not primarily relate to Tax matters and (ii) agreements solely with or among the Company or any of its Subsidiaries), and neither the Company nor any of its Subsidiaries (A) has been a member of an affiliated group (or similar state, local or foreign filing group) filing a consolidated U.S. federal income Tax Return (other than the group the common parent of which is the Company or a subsidiary of the Company) or (B) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), or (ii) as a transferee or successor.

(g) There are no material Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of the Company and its Subsidiaries.

(h) Neither the Company nor any of its Subsidiaries has taken or agreed to take any action or is aware of any fact or circumstance that would prevent or impede, or could reasonably be expected to prevent or impede, the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(i) In the last five (5) years, neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock to which Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) applied or was intended to apply.

(j) The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC at all times since its taxable year ending December 31, 2012 and expects to continue to so qualify through its taxable year including the Effective Time (assuming for purposes under this Agreement that any Tax Dividend declared by the Company after the date of this Agreement has been timely paid). No challenge to the Company’s status as a RIC is pending or has been threatened in writing. The Company has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. The Company has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Company is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All distributions that are treated as dividends under Section 301 of the Code paid by the Company at any time prior to the Closing Date shall have been, and are expected to, be deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Company is in compliance in all material respects with applicable regulations of the United States Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. For each taxable year of Company ending before the Effective Time, the Company has satisfied the distribution requirements imposed on a RIC under Section 852 of the Code (assuming for purposes under this Agreement that any Tax Dividend declared by the Company after the date of this Agreement has been timely paid).

Section 3.16 Investment Assets. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company or its Subsidiaries and except for liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

Section 3.17 Proxy Statement and Form N-14. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement or the Form N-14 will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein.

Section 3.18 Board Vote; Company Stockholder Approval; Takeover Statutes. At or prior to the date hereof, the Company Board, on the recommendation of the Special Committee, at a meeting duly called and held, has, by unanimous vote of all directors, (a) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are advisable, fair to and in the best interest of the Company’s stockholders, (b) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Mergers, (c) directed that the adoption of this Agreement and the approval of the Mergers be submitted to a vote at the Company Special Meeting and (d) made the Company Recommendation. Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.26, the Company Stockholder Approval is the only vote or consent of holders of any class of securities of the Company which is required to adopt this Agreement and effect the transactions contemplated hereby. Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.26, the Company Board has taken all action necessary so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to this Agreement or the transactions contemplated hereby, including the Mergers. Each holder of shares of Company Common Stock entitled to vote at the Company Special Meeting is entitled to one vote per share. No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation enacted under state or federal laws in the United States applicable to the Company is applicable to the Mergers or other transactions contemplated hereby.

Section 3.19 Real Property. None of the Company or any of its Subsidiaries owns or leases any real property.

Section 3.20 Brokers or Finders. No investment banker, broker, finder, consultant or intermediary other than Keefe, Bruyette & Woods, Inc., the fees and expenses of which will be paid by the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 3.21 Opinion of Financial Advisors. The Company Board and the Special Committee have received the opinion of Keefe, Bruyette & Woods, Inc., financial advisor to the Special Committee, dated June 24, 2020, to the effect that, as of such date, and based upon and subject to the matters set forth in the opinion, the consideration to be received by the holders of Company Common Stock in the Merger is fair, from a financial point of view, to such holders.

Section 3.22 Share Ownership. To the knowledge of the Company, none of the Company or any of its Subsidiaries owns (beneficially, of record or otherwise) any Parent Common Shares.

Section 3.23 Investigation by the Company. The Company has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of Parent, its Subsidiaries, its and their respective portfolio companies and the Investment Adviser (collectively, the “Parent Parties”) and acknowledges that the Company has been provided access to certain of the properties, premises and records of the Parent Parties for this purpose. In entering into this Agreement, the Company has relied upon its own investigation and analysis, and the Company acknowledges that, except for the representations and warranties of Parent, Merger Sub and the Investment Adviser expressly set forth in Article IV or in any certificate delivered hereunder, none of the Parent Parties, nor any of their respective Representatives, makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to the Company or any of its Representatives. Without limiting the generality of the foregoing, none of the Parent Parties, nor any of their respective Representatives or any other Person, has made a representation or warranty to the Company with respect to (a) any projections, estimates or budgets for the Parent Parties or (b) any material, documents or information relating to the Parent Parties made available to the Company or its Representatives in any “data room,” confidential information memorandum or otherwise, in the case of each of clauses (a) and (b), except as expressly and specifically covered by a representation or warranty set forth in Article IV or in any certificate delivered hereunder.

Section 3.24 Acknowledgment of Disclaimer of Other Representations and Warranties.

(a) The Company acknowledges that it and its Representatives: (i) have received access to (A) books and records, facilities, properties, premises, equipment, contracts and other assets of the Parent Parties and (B) the electronic data room in connection with the transactions contemplated hereby; (ii) have received and may continue to receive from the Parent Parties and their respective Representatives certain estimates, forecasts, projections and other forward-looking information regarding the assets, liabilities, financial condition, operations and prospects, as well as certain forward-looking business plan information, of the Parent Parties and their respective businesses and operations (collectively, “Parent Forecasts”); and (iii) have had opportunities to meet with the management of the Parent Parties and to discuss Parent’s businesses, assets, liabilities, financial condition, operations and business plan information, as well as the Parent Forecasts.

(b) The Company acknowledges and agrees that (i) there are uncertainties inherent in attempting to make Parent Forecasts, with which the Company is familiar; (ii) Parent makes no representation or warranty whatsoever regarding any Parent Forecast; (iii) the Company is taking full responsibility for making its own evaluation of the adequacy and accuracy of all information provided and all Parent Forecasts (including the reasonableness of the assumptions underlying such Parent Forecasts); and (iv) the Company shall have no claim against the Parent Parties or any of their respective Representatives with respect to any Parent Forecasts.

(c) The Company further acknowledges and agrees that: (i) the Company has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Parent Parties; (ii) in making its determination to proceed with the transactions contemplated hereby, including the Mergers, the Company has relied on the results of its own independent review and analysis; (iii) no Parent Forecast is, and no Parent Forecast shall be deemed to constitute or be, the subject of any representation or warranty; (iv) no other data, financial information, memorandum, presentation or any other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by Parent’s management or otherwise, are or shall be deemed to constitute or be the subject of any representation or warranty, unless (and only to the extent) any such material or information is the subject of an express representation or warranty set forth in Article IV or in any certificate delivered under this Agreement; and (v) except for the representations and warranties expressly set forth in Article IV or in any certificate delivered under this Agreement, (A) no Person has been authorized by the Parent Parties to make any representation or warranty relating to itself or Parent or any of their respective assets, liabilities, financial condition, operations, prospects, business or business plans, or otherwise in connection with the Mergers, (B) none of the Parent Parties makes, or has made, any representation or warranty relating to itself or its assets, liabilities, financial condition, operations, prospects, business or business plans, or otherwise in connection with the Mergers, and (C) the Company shall have no claim against the Parent Parties or their respective Representatives in respect of any representation or warranty not expressly set forth in Article IV or in any certificate delivered under this Agreement.

Section 3.25 No Other Representations. Except for the representations and warranties contained in this Article III or in any certificate delivered hereunder, neither the Company nor any Subsidiary of the Company nor any other Person acting on behalf of the Company or any such Subsidiary makes any representation or warranty, express or implied.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT, MERGER SUB

AND INVESTMENT ADVISER

Except as disclosed in the Parent SEC Reports filed by Parent prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding any disclosures set forth in any “risk factors” or “forward-looking statements” sections to the extent they are cautionary, predictive or forward-looking in nature) or in the Parent Disclosure Letter (provided that disclosure of any item in any section or subsection of the Parent Disclosure Letter shall be deemed disclosed with respect to any other section or subsection to the extent that the relevance of such disclosure is reasonably apparent on the face of such disclosure), Parent and Merger Sub jointly and severally represent and warrant to the Company, and with respect to Sections 4.2, 4.3, 4.9(a), 4.9(b), 4.22, 4.27 and 4.29 only, the Investment Adviser represents and warrants to the Company, as follows:

Section 4.1 Organization.

(a) Each of Parent and Merger Sub is (i) a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except, in the case of this clause (ii), where the failure to have such power and authority would not, individually or in the aggregate, have a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified, licensed and in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect.

(b) Parent has elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn.

(c) Parent has made available to the Company a copy of the certificate of incorporation and bylaws of Parent and Merger Sub, each as currently in effect.

(d) Neither Parent nor Merger Sub is in violation in any material respect of any provision of its certificate of incorporation or bylaws.

Section 4.2 Authorization; Validity of Agreement; Necessary Action. Each of Parent, Merger Sub and the Investment Adviser has the requisite corporate or limited liability company (as applicable) power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the approval by the holders of at least a majority of the Parent Common Shares represented and voting at the Parent Special Meeting of the issuance of Parent Common Shares in connection with the Merger (the “Parent Stockholder Approval”), to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent, Merger Sub and Investment Adviser of this Agreement, and the consummation by Parent, Merger Sub and Investment Adviser of the Mergers, have been duly and validly authorized by each of Parent’s, Merger Sub’s and the Investment Adviser’s board of directors or equivalent governing body, and, subject to the receipt of the Parent Stockholder Approval and the filing of the Certificate of First Merger and the Certificate of Second Merger with the Secretary of State of the State of Delaware as required by the DGCL, no other corporate or limited liability company action on the part of Parent, Merger Sub or the Investment Adviser is necessary to authorize the execution, delivery and performance by Parent, Merger Sub and the Investment Adviser of this

Agreement and the consummation by them of the Mergers. This Agreement has been duly and validly executed and delivered by Parent, Merger Sub and Investment Adviser and, assuming due and valid authorization, execution and delivery hereof by the Company, is a legal, valid and binding obligation of each of Parent, Merger Sub and Investment Adviser, enforceable against them in accordance with its terms, except that such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) general principles of equity.

Section 4.3 Consents and Approvals; No Violations.

(a) Except for (i) filings pursuant to the HSR Act and any required filings or notifications under any foreign antitrust or competition Laws, (ii) applicable requirements of and filings with the SEC under the Exchange Act, including the Proxy Statement and the Form N-14, and declaration of effectiveness of the Form N-14, (iii) filings with NASDAQ, (iv) the filing of the Certificate of First Merger and the Certificate of Second Merger, (v) applicable requirements under “blue sky” laws of various states, (vi) compliance with the Investment Company Act, (vii) any consents, approvals or filings referred to in the Parent Disclosure Letter or (viii) any consents, approvals or filings the failure of which to be obtained or made would not have a Parent Material Adverse Effect, neither the execution, delivery or performance of this Agreement by Parent, Merger Sub or the Investment Adviser nor the consummation by Parent, Merger Sub or the Investment Adviser of the transactions contemplated hereby will require on the part of the Parent, Merger Sub or the Investment Adviser any filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity.

(b) Neither the execution, delivery or performance of this Agreement by Parent, Merger Sub or the Investment Adviser nor the consummation by Parent, Merger Sub or the Investment Adviser of the transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or bylaws (or equivalent organizational documents) of the Investment Adviser, Parent or any of Parent’s Subsidiaries, (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) are duly obtained or made, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Investment Adviser, Parent or any of Parent’s Subsidiaries is a party or (iii) assuming that the consents, approvals, and filings referred to in Section 4.3(a) are duly obtained or made, violate any Law applicable to Parent or any of its Subsidiaries; except, in the case of clauses (ii) and (iii), for such violations, breaches, defaults, terminations, cancellations or accelerations that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 4.4 Capitalization; Subsidiaries.

(a) As of the date hereof, the authorized capital stock of Parent consists of (i) 100,000,000 Parent Common Shares, of which 44,495,221 were issued and outstanding, and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were issued and outstanding. All the outstanding Parent Common Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. As of the date hereof, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating Parent or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interests in Parent or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries or (iii) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent. No Parent Common Shares are held by any Subsidiary of Parent.

(b) All of the outstanding shares of capital stock or equivalent equity interests of each of Parent’s Subsidiaries are owned of record and beneficially, directly or indirectly, by Parent free and clear of all Liens.

Section 4.4(b) of the Parent Disclosure Letter sets forth, as of the date hereof, the name and jurisdiction of incorporation for each Subsidiary of Parent.

Section 4.5 Regulatory Matters; Reports.

(a) Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any consent agreement or memorandum of understanding with, or is subject to any commitment letter or similar undertaking to, any Governmental Entity that currently materially restricts the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, nor has the Parent or any of its Subsidiaries been advised in writing or, to the knowledge of Parent, verbally, since January 1, 2019 by any Governmental Entity that is considering issuing, initiating, ordering or requesting any of the foregoing.

(b) Parent has filed all reports and other documents with the SEC required to be filed or furnished by Parent since January 1, 2019 (any such documents filed during such period by Parent, the “Parent SEC Reports”). As of their respective filing dates, or, if amended, as of the date of the last such amendment, the Parent SEC Reports (i) complied in all material respects with, to the extent in effect at the time of filing, the applicable requirements of the Sarbanes-Oxley Act, the Investment Company Act, the Securities Act and the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, to the knowledge of the Parent, there are no pending proceedings or investigations of Parent by a Governmental Entity.

(c) The Investment Adviser has filed all Regulatory Documents that were required to be filed with any Governmental Entity since January 1, 2019.

Section 4.6 Absence of Certain Changes. Since January 1, 2020 through the date hereof, Parent and its Subsidiaries (a) have, except as expressly contemplated by this Agreement, conducted their respective businesses in all material respects only in the ordinary course of business consistent with past practice and (b) have not suffered a Parent Material Adverse Effect.

Section 4.7 Parent Financial Statements; Internal Controls.

(a) The financial statements (including the related notes thereto and the related consolidated schedules of investments) of Parent included in the Parent SEC Reports (i) have been prepared from, and are in accordance with, the books and records of Parent and its Subsidiaries, (ii) were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC), in each case consistently applied in accordance with past practice, and (iii) presented fairly in all material respects the consolidated financial position of Parent and its Subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments) in conformity with GAAP. KPMG LLP has not resigned (or informed Parent that it intends to resign) or been dismissed as independent public accountants of Parent as a result of or in connection with any disagreements with Parent on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Parent has in all material respects designed and maintained a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Parent (A) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure, and (B) to the knowledge of Parent, has disclosed to Parent’s auditors and the audit committee of Parent’s board of directors (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect Parent’s ability to record, process, summarize and report financial information and (2) any fraud that involves management who have a significant role in Parent’s internal controls over financial reporting.

Section 4.8 No Undisclosed Liabilities. Except for (a) liabilities and obligations incurred in the ordinary course of business since December 31, 2019, (b) liabilities and obligations disclosed in the Parent SEC Reports, (c) liabilities and obligations incurred in connection with the Mergers or otherwise as expressly contemplated by this Agreement and (d) liabilities and obligations that would not, individually or in the aggregate, have a Parent Material Adverse Effect, as of the date hereof, neither Parent nor any of its Subsidiaries has any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet (or the notes thereto) of Parent and its Subsidiaries prepared in accordance with GAAP.

Section 4.9 Compliance with Law.

(a) Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, none of Parent, any of Parent’s Subsidiaries or the Investment Adviser is in violation of, or in default under, any Law, in each case, applicable to it, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities Act and the Exchange Act.

(b) The Investment Adviser is (i) in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approval and orders necessary for the Investment Adviser to carry on its business as it is now being conducted (the “Investment Adviser Permits”), and no suspension or cancellation of any of the Investment Adviser Permits is pending or threatened in writing, except where the failure to be in possession of, or the suspension or cancellation of, any Investment Adviser Permit would not have a Parent Material Adverse Effect, and (ii) not in violation of or in default under any of the Investment Adviser Permits, except for any such defaults or violations that would not have a Parent Material Adverse Effect.

(c) No “affiliated person” (as defined under the Investment Company Act) of Parent has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act. There is no material proceeding pending and served or, to the knowledge of Parent, threatened in writing that would result in any such disqualification.

(d) Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, Parent and its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over the Parent and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Company or its Subsidiaries to be in violation of the United States Foreign Corrupt Practices Act of 1977, or any other anticorruption or anti-bribery Laws applicable to Parent or its Subsidiaries.

(e) Parent has adopted written policies and procedures pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “material compliance matters” (as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act) for Parent other than those which have been reported to Parent’s board of directors and remedied or are in the process of being remedied to the satisfaction of such board.

Section 4.10 Material Contracts.

(a) Section 4.10(a) of the Parent Disclosure Letter sets forth a list of each Contract to which Parent or any Subsidiary thereof is a party or by which any of their respective properties or assets is bound which, to the knowledge of the Parent and as of the date hereof:

(i) contains any covenant expressly limiting, in any material respect, the ability of Parent to engage in a material line of business or compete with any Person in a material line of business;

(ii) was entered into after January 1, 2020 and relates to the acquisition or disposition by Parent of any business or operations involving value in excess of $5,000,000 as to which there are any material ongoing obligations of Parent;

(iii) creates a material partnership, joint venture or similar arrangement that is not entered into in the ordinary course of business;

(iv) relates to indebtedness of Parent incurred other than in the ordinary course of business having a principal amount in excess of $5,000,000;

(v) obligates Parent to conduct any business that is material to Parent on an exclusive basis with any third party; and

(vi) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K), whether or not filed by Parent with the SEC.

(b) Each Contract required to be set forth in Section 4.10(a) of the Parent Disclosure Letter (whether or not actually set forth therein) is referred to herein as a “Parent Material Contract.” Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) each Parent Material Contract is valid and binding on Parent and, to the knowledge of Parent, each other party thereto, as applicable, and in full force and effect (except that such enforcement may be subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and (y) general principles of equity) and (ii) there is no event or condition which has occurred or exists, which constitutes or could constitute (with or without notice, the happening of any event or the passage of time) a default or breach by Parent under any Parent Material Contract.

Section 4.11 Intellectual Property. Parent and its Subsidiaries own, or are validly licensed or otherwise have the right to use, all Intellectual Property necessary to conduct the business of Parent and, as applicable, its Subsidiaries, except for any such Intellectual Property rights that, if not possessed by Parent, would not, individually or in the aggregate, have a Parent Material Adverse Effect. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, to the knowledge of Parent (i) the conduct of the business of Parent and its Subsidiaries, as currently conducted, does not infringe, misappropriate, or otherwise violate any Person’s Intellectual Property, and as of the date hereof there is no such claim pending or threatened in writing against Parent or any Subsidiary of Parent, and (ii) no Person is infringing, misappropriating or otherwise violating any Intellectual Property owned by Parent or any Subsidiary of Parent.

Section 4.12 Insurance. Parent and its Subsidiaries are insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, all such insurance policies are in full force and effect and no written notice of cancellation has been received by Parent under such policies.

Section 4.13 Litigation. As of the date hereof, there is no Action, pending or, to the knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries or any of their respective properties or assets that would, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.

Section 4.14 Employee Matters. None of Parent or any of its Subsidiaries has any employees. None of Parent or any of its Subsidiaries has any liability under any “employee benefit plan” as defined in Section 3(3) of ERISA, any “multiemployer plan” (as defined in Section 3(37) of ERISA), any “multiple employer plan” (within the meaning of Section 413 of the Code), any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), any arrangement that is or was subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, or any incentive, deferred compensation, paid-time-off, equity-based, phantom equity, severance, separation, termination, retention, change-of-control, pension, profit-sharing, retirement, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, dental, vision, welfare, accident, disability, workmen’s compensation or other insurance, collective bargaining, material fringe benefit, or other similar plan, program, agreement, practice, policy, arrangement or commitment that was at any time maintained or contributed to, or required to be maintained or contributed to by the Parent, any of its Subsidiaries or any Person that, together with Parent or any of its Subsidiaries, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code, whether written or oral, and whether or not subject to ERISA, or under any employment agreement or independent contractor agreement for substantial personal services (collectively, “Employee Benefit Plans”). There are no investigations pending or, to Parent’s knowledge, threatened in writing by any Governmental Entity or other claims pending or, to Parent’s knowledge, threatened in writing by any Person with respect to any Employee Benefit Plan maintained or contributed to at any time by Parent or its Subsidiaries.

Section 4.15 Taxes. Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect:

(a) Each of Parent and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate. All Taxes due and payable by Parent and its Subsidiaries (whether or not shown to be due and owing on such Tax Returns) have been timely paid.

(b) There are no outstanding written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against Parent or any of its Subsidiaries, and no power of attorney granted by either Parent or any of its Subsidiaries with respect to any Taxes is currently in force.

(c) The most recent financial statements contained in the Parent SEC Reports filed prior to the date of this Agreement reflect, in accordance with GAAP, an adequate reserve for all Taxes payable by Parent and its Subsidiaries for all taxable periods through the date of such financial statements.

(d) Neither Parent nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(e) There is no audit, examination, claim, investigation, deficiency, refund litigation, proposed adjustment, judicial or administrative proceeding, or matter in controversy with a Governmental Entity with respect to any Taxes or Tax Return of Parent or its Subsidiaries, and, to the knowledge of Parent, neither Parent nor any of its Subsidiaries has received written notice of any claim made by a Governmental Entity in a jurisdiction where Parent or any of its Subsidiaries, as applicable, does not file a Tax Return, that Parent or such Subsidiary is or may be subject to income taxation by that jurisdiction. No deficiency with respect to any Taxes has been proposed, asserted or assessed in writing against Parent or any of its Subsidiaries, and no requests for waivers of the time to assess any Taxes are pending.

(f) Neither Parent nor any of its Subsidiaries is a party to any agreement providing for the indemnification, allocation or sharing of Taxes imposed on or with respect to any individual or other Person (other than (i) such customary commercial agreements with customers, vendors, lessors or the like entered into in the ordinary course of business that do not primarily relate to Tax matters and (ii) agreements solely with or among Parent or any of its Subsidiaries), and neither Parent nor any of its Subsidiaries (A) has been a member of an affiliated group (or similar state, local or foreign filing group) filing a consolidated U.S. federal income Tax Return (other than the group the common parent of which is Parent or a subsidiary of Parent) or (B) has any liability for the Taxes of any Person (other than Parent or any of its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), or (ii) as a transferee or successor.

(g) There are no material Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Parent and its Subsidiaries.

(h) Neither Parent nor any of its Subsidiaries has taken or agreed to take any action or is aware of any fact or circumstance that would prevent or impede, or could reasonably be expected to prevent or impede, the Mergers, taken together, from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(i) In the last five (5) years, neither Parent nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock to which Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) applied or was intended to apply.

(j) Parent made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. Parent has qualified as a RIC at all times since its first taxable year ending December 31, 2006 and expects to continue to so qualify through its taxable year including the Effective Time (assuming for purposes under this Agreement that any Tax Dividend declared by Parent after the date of this Agreement has been timely paid). No challenge to Parent’s status as a RIC is pending or has been threatened in writing. Parent has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. Parent has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. Parent is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All distributions that are treated as dividends under Section 301 of the Code paid by Parent at any time prior to the Closing Date shall have been, and are expected to, be deductible pursuant to the dividends paid deduction under Section 562 of the Code. Parent is in compliance in all material respects with applicable regulations of the United States Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. For each taxable year of Parent ending before the Effective Time, Parent has satisfied the distribution requirements imposed on a RIC under Section 852 of the Code (assuming for purposes under this Agreement that any Tax Dividend declared by Parent after the date of this Agreement has been timely paid).

Section 4.16 Investment Assets. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and each of its Subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent or its Subsidiaries and except for liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

Section 4.17 Proxy Statement and Form N-14. None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement or the Form N-14 will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein.

Section 4.18 Board Vote; Parent Stockholder Approval. At or prior to the date hereof, the board of directors of Parent, at a meeting duly called and held, has, by unanimous vote of all directors, (a) determined that this Agreement and the transactions contemplated hereby, including the Mergers and the issuance of Parent Common Shares in connection therewith, are advisable, fair to and in the best interest of Parent’s stockholders, (b) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Mergers and the issuance of Parent Common Shares in connection with the Merger, (c) directed that approval of the issuance of Parent Common Shares in connection with the Merger be submitted to a vote at the Parent Special Meeting and (d) made the recommendation that the stockholders of Parent approve such issuance (the “Parent Recommendation”). The Parent Stockholder Approval is the only vote or consent of holders of any class of securities of Parent which is required to adopt this Agreement and effect the transactions contemplated hereby. Each holder of Parent Common Shares entitled to vote at the Parent Special Meeting is entitled to one vote per share. At or prior to the date hereof, the board of directors of Merger Sub, at a meeting duly called and held, has, by unanimous vote of all directors, (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are advisable, fair to and in the best interest of Merger Sub’s sole stockholder, (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Mergers, (iii) directed that approval of this Agreement be submitted to a vote of Parent, as the sole stockholder of Merger Sub, and (iv) made the recommendation that Parent, as the sole stockholder of Merger Sub, approve this Agreement, including the Mergers contemplated hereby. Promptly following the execution and delivery of this Agreement, this Agreement, including the Mergers contemplated hereby, will be approved and adopted by Parent, as the sole stockholder of Merger Sub, in accordance with the requirements of the DGCL.

Section 4.19 Real Property. None of Parent or any of its Subsidiaries owns or leases any real property.

Section 4.20 Brokers or Finders. No investment banker, broker, finder, consultant or intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent or any of its Subsidiaries, including Merger Sub.

Section 4.21 [Intentionally Omitted].

Section 4.22 Sufficient Funds. Parent will have, as of the Effective Time, sufficient funds to fund the Merger Consideration (taking into account cash held by the Company as of the Effective Time). The Investment Adviser will have, as of the Effective Time, sufficient funds to fund the Additional Cash Consideration. Each of Parent and the Investment Adviser hereby acknowledges that its obligation to consummate such applicable transaction is not dependent or conditional upon the receipt of financing (whether debt or equity) from any third party or Affiliate.

Section 4.23 Investigation by Parent and Merger Sub. Each of Parent and Merger Sub has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company, its Subsidiaries and its and their respective portfolio companies (collectively, the “Company Parties”) and acknowledges that each of Parent and Merger Sub has been provided access to certain of the properties, premises and records of the Company Parties for this purpose. In entering into this Agreement, each of Parent and Merger Sub has relied upon its own investigation and analysis, and each of Parent and Merger Sub acknowledges that, except for the representations and warranties of the Company expressly set forth in Article III or in any certificate delivered hereunder, none of the Company Parties, nor any of their respective Representatives, makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Parent or Merger Sub or any of their Representatives. Without limiting the generality of the foregoing, none of the Company Parties, nor any of their respective Representatives or any other Person, has made a representation or warranty to Parent or Merger Sub with respect to (a) any projections, estimates or budgets for the Company Parties or (b) any material, documents or information relating to the Company Parties made available to each of Parent or Merger Sub or their Representatives in any “data room,” confidential information memorandum or otherwise, in the case of each of clauses (a) and (b), except as expressly and specifically covered by a representation or warranty set forth in Article III or in any certificate delivered hereunder.

Section 4.24 No Arrangements with Management or Stockholders. As of the date hereof, there are no contracts, undertakings, commitments, agreements or obligations or understandings, whether written or oral, between (i) Parent or Merger Sub or any of their Affiliates, on the one hand, and (ii) any member of the Company’s management or the Company Board or any stockholder of the Company, on the other hand, relating to any agreement on the part of any Person referred to in clause (ii) to vote to approve and adopt this Agreement or to vote against any Superior Proposal.

Section 4.25 Share Ownership. To the knowledge of Parent, none of Parent or any of its Subsidiaries owns (beneficially, of record or otherwise) any shares of Company Common Stock.

Section 4.26 Interested Stockholder. None of Parent or any of its Subsidiaries is or within the prior three years has been an “interested stockholder” (as defined in Section 203 of the DGCL) with respect to the Company.

Section 4.27 Investment Adviser and Administrator. The Investment Adviser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. BC Partners Management LLC (the “Administrator”) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Investment Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as the investment adviser of Parent as contemplated by the Parent SEC Reports. There does not exist any proceeding or any facts or circumstances the existence of which would adversely affect the registration of the Investment Adviser with the SEC or the ability of the Investment Adviser to perform its obligations under the Parent Investment Advisory Agreement. There is no action, suit or proceeding or inquiry or investigation before or brought by any court, governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Parent, threatened in writing, against or affecting either the Investment Adviser or the Administrator, which is required to be disclosed in the Parent SEC Reports or which would reasonably be expected to result in a Parent Material Adverse Effect.

Section 4.28 Solvency. Neither Parent nor Merger Sub is entering into the transactions contemplated hereby with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Parent and Merger Sub is solvent as of the date of this Agreement, and Parent will, after giving effect to all of the transactions contemplated hereby, including the payment of any amounts required to be paid in connection with the consummation of the transactions contemplated hereby and the payment of all related fees and expenses, be solvent at and immediately after the Effective Time. As used in this Section 4.28, the term “solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and Merger Sub and, after the Mergers, Parent and its Subsidiaries will exceed their debts, (b) each of Parent and Merger Sub and, after the Mergers, Parent and its Subsidiaries have not incurred debts beyond their ability to pay such debts as such debts mature and (c) each of Parent and Merger Sub and, after the Mergers, Parent and its Subsidiaries has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.28, “debt” means any liability on a claim, and “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

Section 4.29 Parent Investment Advisory Agreement. The Parent Investment Advisory Agreement has been approved and continued and is in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither Parent nor the Investment Adviser is in default under the Parent Investment Advisory Agreement. The Parent Investment Advisory Agreement is a valid and binding obligation of each of Parent and the Investment Adviser, enforceable against each of Parent and the Investment Adviser in accordance with its terms, except that such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) general principles of equity.

Section 4.30 Merger Sub’s Operations. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not owned any assets, engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby. All of the issued and outstanding capital stock of Merger Sub is owned by Parent.

Section 4.31 No Other Representations. Except for the representations and warranties contained in this Article IV or in any certificate delivered hereunder, neither Parent nor any Subsidiary of Parent nor any other Person acting on behalf of Parent or any such Subsidiary makes any representation or warranty, express or implied.

Section 4.32 Acknowledgment of Disclaimer of Other Representations and Warranties.

(a) Each of Parent and Merger Sub acknowledges that it and its Representatives: (i) have received access to (A) books and records, facilities, properties, premises, equipment, contracts and other assets of the Company Parties and (B) the electronic data room in connection with the transactions contemplated hereby; (ii) have received and may continue to receive from the Company Parties and their respective Representatives certain estimates, forecasts, projections and other forward-looking information regarding the assets, liabilities, financial condition, operations and prospects, as well as certain forward-looking business plan information, of the Company Parties and their respective businesses and operations (collectively, “Company Forecasts”); and (iii) have had opportunities to meet with the management of the Company Parties and to discuss the Company’s businesses, assets, liabilities, financial condition, operations and business plan information, as well as the Company Forecasts.

(b) Parent and Merger Sub acknowledge and agree that (i) there are uncertainties inherent in attempting to make Company Forecasts, with which Parent and Merger Sub are familiar; (ii) the Company makes no representation or warranty whatsoever regarding any Company Forecast; (iii) Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all information provided and all Company Forecasts (including the reasonableness of the assumptions underlying such Company Forecasts); and (iv) neither Parent nor Merger Sub shall have any claim against the Company Parties, Garrison Capital Advisers, Garrison Investment Group or any of their respective Representatives with respect to any Company Forecasts.

(c) Parent and Merger Sub further acknowledge and agree that (i) each of Parent and Merger Sub has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company Parties; (ii) in making its determination to proceed with the transactions contemplated hereby, including the Mergers, each of Parent and Merger Sub has relied on the results of its own independent review and analysis; (iii) no Company Forecast is, and no Company Forecast shall be deemed to constitute or be, the subject of any representation or warranty; (iv) no other data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, Merger Sub or any of their Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by the Company’s management or otherwise, are or shall be deemed to constitute or be the subject of any representation or warranty, unless (and only to the extent) any such material or information is the subject of an express representation or warranty set forth in Article III or in any certificate delivered under this Agreement; and (v) except for the representations and warranties expressly set forth in Article III or in any certificate delivered under this Agreement, (A) no Person has been authorized by the Company Parties, Garrison Capital Advisers or Garrison Investment Group to make any representation or warranty relating to itself or the Company or any of their respective assets, liabilities, financial condition, operations, prospects, business or business plans, or otherwise in connection with the Mergers, (B) none of the Company Parties, Garrison Capital Advisers or Garrison Investment Group makes, or has made, any representation or warranty relating to itself or its assets, liabilities, financial condition, operations, prospects, business or business plans, or otherwise in connection with the Mergers, and (C) Parent and Merger Sub shall have no claim against the Company Parties, Garrison Capital Advisers or Garrison Investment Group or their respective Representatives in respect of any representation or warranty not expressly set forth in Article III or in any certificate delivered under this Agreement.

ARTICLE V

COVENANTS

Section 5.1 Interim Operations of the Company.

(a) During the period from the date of this Agreement through the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 7.1 (the “Interim Period”), except (i) as may be required by Law, (ii) with the prior written consent of Parent (which may be via email from the person named under Section 9.3 to receive notices on behalf of Parent hereunder), which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as expressly contemplated or permitted by this Agreement or (iv) as set forth in the Company Disclosure Letter, the Company shall, and shall cause each of its Subsidiaries to, carry on its business in the ordinary course of business and use reasonable best efforts to (1) preserve intact its business organization, (2) maintain in effect all material licenses and permits required to carry on its business, (3) maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and (4) preserve its material business relationships; provided, however, that no action by the Company or any of its Subsidiaries with respect to matters addressed specifically by any provision of Section 5.1(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such specific provision.

(b) Without limiting the generality of the foregoing, during the Interim Period, except (i) as may be required by Law, (ii) with the prior written consent of Parent (which may be via email from the person named under Section 9.3 to receive notices on behalf of Parent hereunder), which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as expressly required, contemplated or permitted by this Agreement or (iv) as set forth in the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to:

(i) issue, deliver, sell, dispose of, grant, pledge or otherwise encumber or subject to any Lien, or authorize or propose the issuance, sale, disposition, pledge or other encumbrance of, (A) any shares of capital stock of any class or any other ownership interest of the Company or any of its Subsidiaries, (B) any securities or rights convertible into, exchangeable for, exercisable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries, including any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries on a deferred basis or (C) any other securities of the Company or any of its Subsidiaries in respect of, in lieu of, or in substitution for, Company Common Stock outstanding on the date hereof;

(ii) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, other than the Mergers;

(iii) redeem, purchase or otherwise acquire, or propose to redeem, repurchase or otherwise acquire, or otherwise amend the terms of, any outstanding Company Common Stock or Subsidiary equity interests of non-wholly owned Subsidiaries;

(iv) amend, enter into or terminate any Company Material Contract other than in the ordinary course of business;

(v) make any material change in any of the accounting methods used by the Company unless required by GAAP or applicable Law;

(vi) (A) make or change any material Tax election other than in the ordinary course of business, (B) change any material method of Tax accounting other than in the ordinary course of business or (C) agree to any extension or waiver of the statute of limitations with respect to a material amount of Tax;

(vii) except as contemplated by this Agreement, amend the certificate of incorporation or second amended and restated bylaws of the Company or similar governing documents of any of its Subsidiaries;

(viii) (A) redeem, repurchase, prepay or defease any indebtedness for borrowed money at an amount above the par value thereof, (B) incur or otherwise acquire any indebtedness for borrowed money or (C) guarantee, forgive or otherwise become liable for any indebtedness for borrowed money;

(ix) enter into a new line of business outside of the Company’s investment objective as described in the Company SEC Reports (provided, that the foregoing shall not apply in any way to any portfolio company);

(x) directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify, or not be subject to tax, as a RIC; or

(xi) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Section 5.2 Interim Operations of Parent.

(a) During the Interim Period, except (i) as may be required by Law, (ii) with the prior written consent of the Company (which may be via email from the person named under Section 9.3 to receive notices on behalf of the Company hereunder), which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as expressly contemplated or permitted by this Agreement or (iv) as set forth in the Parent Disclosure Letter, Parent shall, and shall cause each of its Subsidiaries to, carry on its business in the ordinary course of business and use reasonable best efforts to (1) preserve intact its business organization, (2) maintain in effect all material licenses and permits required to carry on its business, (3) maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and (4) preserve its material business relationships; provided, however, that no action by Parent or any of its Subsidiaries with respect to matters addressed specifically by any provision of Section 5.2(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such specific provision.

(b) Without limiting the generality of the foregoing, during the Interim Period, except (i) as may be required by Law, (ii) with the prior written consent of the Company (which may be via email from the person named under Section 9.3 to receive notices on behalf of the Company hereunder), which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as expressly required, contemplated or permitted by this Agreement or (iv) as set forth in the Parent Disclosure Letter, Parent shall not, and shall not permit any of its Subsidiaries to:

(i) except (A) as provided in Parent’s dividend reinvestment plan and (B) for issuances of Parent Common Shares at a price per share at or above Parent’s then current net asset value per Parent Common Share in one or more underwritten offerings for cash, issue, deliver, sell, dispose of, grant, pledge or otherwise encumber or subject to any Lien, or authorize or propose the issuance, sale, disposition, pledge or other encumbrance of (1) any shares of capital stock of any class or any other ownership interest of Parent or any of its Subsidiaries, (2) any securities or rights convertible into, exchangeable for, exercisable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of Parent or any of its Subsidiaries, including any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of Parent or any of its Subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of Parent or any of its Subsidiaries on a deferred basis or (3) any other securities of Parent or any of its Subsidiaries in respect of, in lieu of, or in substitution for, Parent Common Shares outstanding on the date hereof;

(ii) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Parent or any of its Subsidiaries, other than the Mergers;

(iii) redeem, purchase or otherwise acquire, or propose to redeem, repurchase or otherwise acquire, or otherwise amend the terms of, any outstanding Parent Common Shares or Subsidiary equity interests of non-wholly owned Subsidiaries;

(iv) split, combine, subdivide or reclassify any Parent Common Shares or declare, set aside for payment, authorize, make or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any Parent Common Shares or any Subsidiary equity interests, or otherwise make any payments to stockholders in their capacity as such, other than (A) dividends and distributions by a wholly-owned Subsidiary of Parent or regular quarterly dividends and distributions payable by Parent, in each case (1) consistent with past practice and (2) not to exceed $0.08 per share per quarter, and in compliance with Section 5.13 of this Agreement, and (B) a Tax Dividend;

(v) other than in the ordinary course of business, directly or indirectly sell, lease, license or otherwise subject to any Lien or otherwise dispose of, in whole or in part, any of its properties, assets or rights or any interest therein, in each case that are material to Parent and its Subsidiaries, taken as a whole, to any Person other than a wholly owned Subsidiary;

(vi) make any material change in any of the accounting methods used by Parent unless required by GAAP or applicable Law;

(vii) (A) make or change any material Tax election other than in the ordinary course of business, (B) change any material method of Tax accounting other than in the ordinary course of business or (C) agree to any extension or waiver of the statute of limitations with respect to a material amount of Tax;

(viii) except as contemplated by this Agreement, amend the certificate of incorporation or bylaws of Parent or Merger Sub;

(ix) other than in the ordinary course of business, directly or indirectly (A) acquire (including by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other business organization or any division or amount of assets thereof, in each case that are material to Parent and its Subsidiaries, taken as a whole, or (B) make any investment in, either by purchase of stock or securities, contributions to capital, property transfers or purchase of any property or assets of, any other Person, in each case that are material to Parent and its Subsidiaries, taken as a whole (in the case of each of clauses (A) and (B), other than wholly owned Subsidiaries);

(x) enter into a new line of business outside of Parent’s investment objective as described in the Parent SEC Reports (provided, that the foregoing shall not apply in any way to any portfolio company);

(xi) directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Parent to fail to qualify, or not be subject to tax, as a RIC;

(xii) amend the Parent Investment Advisory Agreement (except for decreases to any fees paid to the Investment Adviser under such agreement); or

(xiii) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Section 5.3 Access to Information.

(a) Upon reasonable notice, each of the Company and Parent shall (and shall cause each of its Subsidiaries to) afford to Representatives of the other party reasonable access, in a manner not disruptive to the operations of its and its Subsidiaries’ business, during normal business hours and upon reasonable notice throughout the period prior to the earlier of the Effective Time and the termination of this Agreement, to its and its Subsidiaries’ properties, books and records and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to such Representatives all information concerning its and its Subsidiaries’ business as may reasonably be requested; provided, however, that nothing herein shall require the Company or any of its Subsidiaries or Parent or any of its Subsidiaries to disclose any information to the other party if such disclosure would, in the reasonable judgment of the Company or Parent, as applicable, (i) cause significant competitive harm to it or its Subsidiaries or portfolio companies if the transactions contemplated by this Agreement are not consummated, (ii) violate applicable Law or the provisions of any agreement to which it or any of its Subsidiaries or portfolio companies is a party or (iii) jeopardize any attorney-client or other privilege or trade secret protection. If any of the information or material furnished pursuant to this Section 5.3 includes material or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened litigation or governmental investigations, each party hereto understands and agrees that the parties hereto have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the parties hereto that the sharing of such material or information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information provided by the Company, Parent or any of their respective Subsidiaries that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and the joint defense doctrine.

(b) The Company and Parent each agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 5.3 for any competitive or other purpose unrelated to the consummation of the transactions contemplated by this Agreement.

(c) Each of Parent and the Company hereby agrees that the confidentiality agreement, dated as of November 21, 2019, between the Company and BC Partners Advisors L.P. (the “Confidentiality Agreement”), (i) shall apply with respect to information furnished by the Company, its Subsidiaries and the Company’s officers and other Representatives hereunder and (ii) shall apply mutatis mutandis with respect to information furnished by Parent, its Subsidiaries and Parent’s officers and other Representatives hereunder.

Section 5.4 Tax Matters. The parties to this Agreement intend that the Mergers together will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code, and will not permit any of its respective Subsidiaries, to take any action or fail to take any action that could reasonably be expected to prevent or impede the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 5.5 Acquisition Proposals.

(a) The Company will not, and will cause its Subsidiaries not to, and will cause the Company’s and its Subsidiaries’ respective officers, directors and other Representatives not to, directly or indirectly, (i) initiate, solicit or knowingly and intentionally encourage any inquiries with respect to, or the making of, any Acquisition Proposal or (ii) except as expressly permitted in this Section 5.5, (A) continue or engage in negotiations or discussions with or provide any information or data to, any Person relating to an Acquisition Proposal, (B) facilitate, approve, endorse or recommend, or propose publicly to facilitate, approve, endorse or recommend, any Acquisition Proposal, (C) execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other agreement relating to any Acquisition Proposal (other than a confidentiality agreement contemplated by Section 5.5(b)) or (D) resolve, agree or publicly propose to do any of the foregoing. The Company shall, and shall cause its Subsidiaries to, and shall cause each of its and their respective Representatives to, (1) immediately cease any solicitations of, or discussions or negotiations with, any Person (other than Parent or Merger Sub or any of their respective Representatives) conducted heretofore with respect to any Acquisition Proposal and immediately terminate all physical and electronic data room access previously granted to any such Person in connection therewith, (2) request the prompt return or destruction of all confidential information previously furnished to any such Person with respect to any Acquisition Proposal and (3) not terminate, waive, amend, release or modify any provision of any confidentiality or “standstill” agreement to which it or any of its Affiliates or Representatives is a party with respect to any Acquisition Proposal; provided, however, that the Company may waive any provision of any confidentiality or “standstill” agreement to the extent, and only to the extent, necessary to permit any Person to submit an Acquisition Proposal on a confidential basis to the Company in a manner that is not reasonably expected to require public disclosure by the Company (but in no event shall the Company be prohibited from making any such public disclosure to the extent required by applicable Law). Notwithstanding anything to the contrary contained in this Section 5.5(a), prior to obtaining the Company Stockholder Approval, the Company may respond to inquiries or Acquisition Proposals from third parties, without having to make the determinations contemplated by the first sentence of Section 5.5(b), solely to inform such Persons of the provisions contained in this Section 5.5 or to request clarification of any ambiguous terms of such Acquisition Proposal.

(b) Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Stockholder Approval, in the event that the Company receives a written Acquisition Proposal that the Company Board determines in good faith is bona fide and that was unsolicited and did not otherwise result from a breach of this Section 5.5, the Company, the Company Board and the Special Committee may participate in discussions or negotiations with, or furnish any information to, any Person making such Acquisition Proposal and its Representatives or potential sources of financing if the Company Board determines in good faith, after consultation with its outside counsel and its financial advisor, that (i) such Person has submitted to the Company an Acquisition Proposal that either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal and (ii) the failure to take such actions would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL; provided, however, that, (A) prior to providing any information to such Person or its Representatives or potential sources of financing, the Company shall have entered into a confidentiality agreement with such Person with provisions that are no less favorable in all material respects to the Company than the provisions of the Confidentiality Agreement (including any “standstill” agreements contained therein) and that does not restrict the Company from complying with its obligations under this Agreement and (B) the Company shall promptly provide to Parent a non-redacted copy of each such confidentiality agreement and, to the extent not previously provided to Parent, any non-public information regarding the Company and its Subsidiaries that is provided to third parties pursuant to such confidentiality agreements. In addition, nothing herein shall restrict the Company from complying with its disclosure obligations under applicable Law with regard to any Acquisition Proposal or making any disclosure to the Company’s stockholders if, after consultation with its outside legal counsel, the Company determines that such disclosure would be required under applicable Law, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act or making any “stop-look-and-listen” communication or similar communication to stockholders of the Company of the type contemplated by Rule 14d-9(f) under the Exchange Act; provided, that any such disclosure (other than any “stop-look-and-listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto) shall be deemed to be a Change in Recommendation (as defined below) unless the Company Board expressly reaffirms the Company Recommendation in such disclosure or within three (3) Business Days after the making of such disclosure.

(c) The Company will promptly (and in any event within 48 hours) notify Parent in writing of the receipt by the Company, any of its Subsidiaries or any of its or their respective Representatives of any Acquisition Proposal, which notice shall include a description of the material terms of and identity of the Person making such Acquisition Proposal and a copy of any written proposal, offer, draft agreement, term sheet or other agreement provided by such Person. The Company will keep Parent reasonably informed on a timely basis of the status and material terms and conditions of any such Acquisition Proposal and of any material amendments or proposed material amendments thereto, including furnishing copies of any written inquiries, correspondence and draft documentation, and will promptly (and in any event within 36 hours) notify Parent in writing of any determination by the Company Board to begin providing information or to engage in discussions or negotiations concerning any Acquisition Proposal.

(d) Except as expressly provided in Section 5.5(e) or Section 5.5(f), neither the Company Board nor any committee thereof shall (i) withhold or withdraw, or modify or qualify in a manner adverse to Parent, or propose publicly to withhold or withdraw, or modify or qualify in a manner adverse to Parent, the Company Recommendation, (ii) fail to include the Company Recommendation in the Proxy Statement, (iii) approve, determine to be advisable or recommend, or propose publicly to approve, determine to be advisable or recommend, any Acquisition Proposal or (iv) resolve, agree or publicly propose to take any such actions (each such action in (i), (ii), (iii) and (iv) above being referred to as a “Change in Recommendation”), and neither the Company Board nor any committee thereof shall approve or recommend, and the Company shall not (and shall cause its Subsidiaries not to) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract, in each case constituting or with respect to, any Acquisition Proposal (each, an “Alternative Acquisition Agreement”), in each case other than a confidentiality agreement contemplated by Section 5.5(b).

(e) Notwithstanding anything to the contrary contained in Section 5.5(d), but subject to Section 5.5(g), if the Company receives an Acquisition Proposal after the date hereof that was unsolicited and did not otherwise result from a breach of this Section 5.5, and the Company Board has determined in good faith, after consultation with its outside counsel and its financial advisor, that (i) the Acquisition Proposal is bona fide and constitutes a Superior Proposal and (ii) the failure to take an SP Action (as defined below) would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL, then at any time prior to receipt of the Company Stockholder Approval, the Company Board may (A) approve, endorse or recommend such Superior Proposal and cause the Company to enter into a binding definitive agreement providing for the consummation of such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 7.1(c)(ii) or (B) effect a Change in Recommendation solely in response to such Superior Proposal (the actions in the foregoing clauses (A) and (B) being “SP Actions”).

(f) Notwithstanding anything to the contrary contained in Section 5.5(d), but subject to Section 5.5(h), at any time prior to receipt of the Company Stockholder Approval, the Company Board may effect a Change in

Recommendation solely in response to an Intervening Event (such action being an “IE Action”) if the Company Board has determined in good faith, after consultation with its outside counsel and its financial advisor, that the failure to take such IE Action would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL.

(g) Notwithstanding anything to the contrary contained in this Agreement, including Section 5.5(e), the Company may not take any SP Action unless (i) it notifies Parent in writing of its intention to take such SP Action at least three (3) Business Days prior to taking such SP Action (which notice shall not, by itself, constitute a Change in Recommendation), specifying the underlying facts and the reasons for taking such SP Action and the terms of the Superior Proposal giving rise to such SP Action and identifying the Person making such Superior Proposal, and contemporaneously furnishes a copy of the final negotiated definitive agreement providing for such Superior Proposal and all other relevant transaction documents (provided, that any amendment to the financial terms or any other material terms of such Superior Proposal shall require a new written notice by the Company and a new three (3) Business Day period), (ii) after providing such notice, it shall have negotiated, and shall have caused its Representatives to negotiate, in each case solely at the request of Parent, with Parent and its Representatives in good faith during such three (3) Business Day period to make such adjustments to the terms and conditions of this Agreement as would obviate the need for the Company to take such SP Action and (iii) following the end of such three (3) Business Day Period, the Company Board determines in good faith, after consultation with its outside counsel and financial advisors, taking into account any changes to this Agreement proposed in writing by Parent, that such Superior Proposal continues to be a Superior Proposal.

(h) Notwithstanding anything to the contrary contained in this Agreement, including Section 5.5(f), the Company may not take any IE Action unless (i) it provides Parent reasonably detailed written information describing the applicable Intervening Event as soon as reasonably practicable after the Company Board or any committee thereof has determined that an Intervening Event has occurred, (ii) it keeps Parent reasonably informed of significant developments with respect to such Intervening Event, (iii) it notifies Parent in writing of its intention to take such IE Action at least three (3) Business Days prior to taking such IE Action (which notice shall not, by itself, constitute a Change in Recommendation), specifying the underlying facts and the reasons for taking such IE Action, (iv) after providing such notice, it shall have negotiated, and shall have caused its Representatives to negotiate, in each case solely at the request of Parent, with Parent and its Representatives in good faith during such three (3) Business Day period to make such adjustments to the terms and conditions of this Agreement as would obviate the need for the Company to take such IE Action and (v) following the end of such three (3) Business Day Period, the Company Board determines in good faith, after consultation with its outside counsel and financial advisors, taking into account any changes to this Agreement proposed in writing by Parent, that the failure to take such IE Action would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL.

(i) The Company agrees that any violation of the restrictions set forth in this Section 5.5 by any of the Company’s Subsidiaries or any of its or their respective Representatives shall be deemed to be a breach of this Agreement by the Company.

(j) Section 7 of the Confidentiality Agreement shall terminate and be of no further force or effect upon the receipt by the Company, any of its Subsidiaries or any of its or their respective Representatives of an Acquisition Proposal.

Section 5.6 Directors’ and Officers’ Insurance and Indemnification.

(a) From and after the Effective Time, Parent shall indemnify and hold harmless each current and former director or officer of the Company or any of its Subsidiaries and each Person who served at the Company’s request as a director, officer, member, trustee or fiduciary of another corporation, limited liability company, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (each, together with such Person’s heirs, executors or administrators, an “Indemnified Party”) against any costs or expenses (including reasonable attorney’s fees), judgments, fines, losses, claims, damages or liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with actions or omissions in their capacities as such occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) to the full extent permitted by Section 145 of the DGCL and to the fullest extent required by any Contract made available to Parent prior to the date hereof, and, with respect to natural persons who are Indemnified Parties, Parent shall promptly advance expenses as incurred to the fullest extent required by the organizational documents of the Company and its Subsidiaries as in effect on the date hereof or any Contract made available to Parent prior to the date hereof; provided, however, that the Indemnified Party to whom expenses are advanced shall undertake to repay such advanced expenses to the Parent, if it is ultimately determined by a final non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification pursuant to this Section 5.6(a).

(b) The Company shall purchase prior to the Effective Time a six-year prepaid “tail” policy on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (including the policies listed on Section 5.6 of the Company Disclosure Letter) maintained by the Company and the Company’s Subsidiaries for the Indemnified Parties and other individuals otherwise covered by such insurance policies prior to the Effective Time (collectively, the “Insured Parties”) with respect to matters occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement); provided, that in no event shall the Company pay a total premium for such tail policy in excess of 300% of the last annual premium paid by the Company prior to the date hereof for its existing directors’ and officers’ liability insurance and fiduciary liability insurance (the “Maximum Premium”), it being understood that if such terms and conditions cannot be obtained or can be obtained only by paying a total premium in excess of the Maximum Premium, the Company shall only be required to obtain as much similar insurance as may be obtained for such Maximum Premium. From and after the Effective Time, Parent shall cause such policy to be maintained in full force and effect, for its full term, and honor all obligations thereunder, and no other party shall have any further obligation to purchase or pay for insurance hereunder.

(c) Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 5.6.

(d) This Section 5.6 is intended to benefit the Insured Parties and the Indemnified Parties, and shall be binding on all successors and assigns of Parent, Merger Sub and the Company. Without in any way limiting the foregoing, (i) the provisions of this Section 5.6 shall survive the Second Merger and shall become the sole responsibility of Parent following the Second Merger Effective Time, and (ii) in the event that Parent or any of its successors or assigns (A) consolidates with or merges into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or (B) transfers or conveys a majority of its properties and assets to any Person, then, in each such case, proper provision shall be made so that the successors, assigns and transferees of Parent or its successors or assigns, as the case may be, assume the obligations set forth in this Section 5.6.

Section 5.7 Publicity. The initial press release by each of Parent and the Company with respect to the execution of this Agreement shall be in a form reasonably acceptable to and agreed by Parent and the Company. Neither the Company nor Parent (nor any of their respective controlled Affiliates) shall issue any other press release or make any other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law or by any listing agreement with a national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall use its reasonable best efforts to consult in good faith with the other party before making any such public announcement; provided that each of the Company and Parent will no longer be required to obtain the prior agreement of or consult with the other in connection with any such press release or public announcement if the Company Board has effected a valid Change in Recommendation under Section 5.5 (including in connection with any press release or public announcement relating to such Change in Recommendation).

Section 5.8 Proxy Statement; N-14; Special Meetings.

(a) The Company shall, in accordance with applicable Law and its certificate of incorporation and bylaws, duly call, give notice of, convene and hold a special meeting of the Company’s stockholders (including any adjournment or postponement thereof, the “Company Special Meeting”) as soon as practicable following the effectiveness of the Form N-14 (and in no event later than the 45th day thereafter), solely for the purpose of considering the adoption of this Agreement and the approval of the Mergers (and any such matter contemplated by this Agreement as required by the SEC or any other Governmental Entity to be voted upon separately). The Company shall use its reasonable best efforts (subject to the proviso contained in the last sentence of this Section 5.8(a)) to obtain the Company Stockholder Approval at the Company Special Meeting, including by soliciting proxies from its stockholders in favor of the Company Stockholder Approval. The Company may postpone or adjourn the Company Special Meeting solely (i) with the written consent of Parent, (ii) for the absence of a quorum, (iii) to solicit additional proxies to obtain the Company Stockholder Approval or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Company Board (after consultation with outside legal counsel), the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; provided, that the Company may not postpone or adjourn the Company Special Meeting more than a total of 15 days pursuant to clauses (ii) and (iii), taken together. Notwithstanding the foregoing, the Company shall, at the written request of Parent, adjourn the Company Special Meeting to a date specified by Parent for the absence of a quorum or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Company Stockholder Approval; provided, that no such adjournment pursuant to this sentence shall be required to be for a period exceeding 10 days. The Company shall permit Parent and its Representatives to attend the Company Special Meeting. In the event that, following the date hereof, the Company Board or any committee thereof makes a Change in Recommendation (whether or not validly effected), unless and until this Agreement is terminated in accordance with its terms, the Company shall nonetheless submit this Agreement to the Company’s stockholders for the purpose of voting on the adoption of this Agreement and the approval of the Mergers, including by (A) calling the Company Special Meeting, (B) delivering notice of the Company Special Meeting to the Company’s stockholders, (C) preparing, printing and mailing the Proxy Statement, (D) soliciting proxies for voting on the adoption of this Agreement and the approval of the Mergers, and (E) voting such proxies in accordance with the instructions of the Company’s stockholders thereon; provided, that following a validly effected Change in Recommendation, the Company need not advocate that the Company’s stockholders vote in favor of the adoption of this Agreement and the approval of the Mergers.

(b) Parent shall, in accordance with applicable Law and its certificate of incorporation and bylaws, duly call, give notice of, convene and hold a special meeting of Parent’s stockholders (including any adjournment or postponement thereof, the “Parent Special Meeting”) as soon as practicable following the effectiveness of the Form N-14 (and in no event later than the 45th day thereafter), solely for the purpose of considering the approval of the issuance of Parent Common Shares in connection with the Mergers (and any such matter contemplated by this Agreement as required by the SEC or any other Governmental Entity to be voted upon separately). Parent shall use its reasonable best efforts to obtain the Parent Stockholder Approval at the Parent Special Meeting, including by soliciting proxies from its stockholders in favor of the Parent Stockholder Approval. Parent may postpone or adjourn the Parent Special Meeting solely (i) with the written consent of the Company, (ii) for the absence of a quorum, (iii) to solicit additional proxies to obtain the Parent Stockholder Approval or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the board of directors of Parent (after consultation with outside legal counsel), the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; provided, that Parent may not postpone or adjourn the Parent Special Meeting more than a total of 15 days pursuant to clauses (ii) and (iii), taken together. Notwithstanding the foregoing, Parent shall, at the written request of the Company, adjourn the Parent Special Meeting to a date specified by the Company for the absence of a quorum or if Parent has not received proxies representing a sufficient number of Parent Common Shares to obtain the Parent Stockholder Approval; provided, that no such adjournment pursuant to this sentence shall be required to be for a period exceeding 10 days. Parent shall permit the Company and its Representatives to attend the Parent Special Meeting.

(c) Parent and the Company shall cooperate to prepare and file with the SEC the Proxy Statement and the Form N-14 and furnish the information required to be provided to the stockholders of Parent and the Company pursuant to the DGCL and any other applicable Laws, in each case, as soon as practicable following the date hereof. Without limiting the foregoing, each of Parent and the Company shall use its reasonable best efforts to file with the SEC the Proxy Statement and the Form N-14 by no later than the 30th day following the date hereof. Each of Parent and the Company shall furnish all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement and the Form N-14, and shall use its reasonable best efforts to have the Form N-14 declared effective under the Securities Act, and the Proxy Statement cleared of all comments from the SEC, as promptly as practicable after such filing (including by responding to comments from the SEC). No filing of, or amendment or supplement to, the Form N-14 or the Proxy Statement will be made by either party without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to Parent, the Company or any of their respective Affiliates, directors or officers should be discovered by Parent or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company and Parent. Each party shall notify the other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement, the Form N-14 or the Mergers.

(d) The Proxy Statement shall include the Company Recommendation (subject to a valid Change in Recommendation under Section 5.5) and the Parent Recommendation. The Company (subject to a valid Change in Recommendation under Section 5.5) shall publicly reaffirm the Company Recommendation within 48 hours after receipt of a written request to do so by Parent and Parent shall publicly reaffirm the Parent Recommendation within 48 hours after receipt of a written request to do so by the Company. A Change in Recommendation validly effected in accordance with the provisions of Section 5.5 will not, in and of itself, constitute a breach by the Company of this Agreement.

(e) The Company and Parent shall use reasonable best efforts to hold the Company Special Meeting and the Parent Special Meeting on the same date.

Section 5.9 Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Company and Parent shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to promptly (i) take, or cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (ii) obtain from any Governmental Entities any actions, non-actions, clearances, waivers, consents, approvals, authorizations, licenses, permits or orders required to be obtained by the Company, Parent or any of their respective Subsidiaries in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby; (iii) make all necessary registrations and filings, and thereafter make any other required submissions, with respect to this Agreement and the Mergers required under (A) any applicable federal or state securities Laws, (B) any applicable competition, antitrust or investment Laws and (C) any other applicable Law; provided, however, that the Company and Parent will cooperate with each other in connection with the making of all such filings, including providing copies of all such filings and attachments to outside counsel for the non-filing party; (iv) furnish all information required for any application or other filing to be made pursuant to any applicable Law in connection with the transactions contemplated by this Agreement; (v) keep the other party reasonably informed of any material communication received by such party from, or given by such party to, any Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case relating to the transactions contemplated by this Agreement; (vi) permit the other parties to review any material communication delivered to, and consult with the other party in advance of any meeting or conference with, any Governmental Entity relating to the transactions contemplated by this Agreement or in connection with any proceeding by a private party relating thereto, and give the other party the opportunity to attend and participate in such meetings and conferences (to the extent permitted by such Governmental Entity); (vii) avoid the entry of, or have vacated or terminated, any decree, order, or judgment that would restrain, prevent or delay the Closing, including defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby; and (viii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement. No parties to this Agreement shall consent to any voluntary delay of the Closing at the behest of any Governmental Entity without the consent of the other parties to this Agreement, which consent shall not be unreasonably withheld.

(b) Without limiting this Section 5.9, Parent agrees to take, or to cause to be taken, any and all steps and to make any and all undertakings necessary to avoid or eliminate each and every impediment under any antitrust, merger control, competition or investment Law that may be asserted by any Governmental Entity with respect to the Mergers so as to enable the Closing to occur as soon as reasonably possible (and in any event, no later than the Outside Date), including proposing, negotiating, committing to, and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent (or its Subsidiaries) or otherwise taking or committing to take actions that limit Parent’s or its Subsidiaries’ freedom of action with respect to, or their ability to retain, any of the businesses, product lines or assets of Parent (or its Subsidiaries), in each case, as may be required in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding, which would otherwise have the effect of preventing or delaying the Closing.

Section 5.10 Takeover Statute. If any “fair price,” “moratorium,” “business combination,” “control share acquisition,” “interested person,” “interested stockholder” or other form of anti-takeover statute or regulation shall become applicable to this Agreement or the transactions contemplated hereby, each of the Company and Parent shall grant such approvals and take such actions as are reasonably necessary and within its control so that this Agreement and the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on this Agreement and the transactions contemplated hereby.

Section 5.11 Listing of Parent Common Shares. Parent shall use its reasonable best efforts to cause the Parent Common Shares to be issued in the Merger to be approved for listing on NASDAQ, subject to official notice of issuance, as promptly as practicable, and in any event prior to the Effective Time.

Section 5.12 Rule 16b-3. Prior to the Effective Time, the Company and Parent shall each take such steps as may be necessary or advisable to cause dispositions of Company equity securities and acquisitions of Parent Common Shares pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.13 Dividends. Each of Parent and the Company shall coordinate with each other in designating the record and payment dates for any dividends or distributions to its respective stockholders, including a Tax Dividend, declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur.

Section 5.14 Merger Sub. Parent will take all actions necessary to (a) cause Merger Sub to perform promptly its obligations under this Agreement, (b) cause Merger Sub to consummate the Merger on the terms and conditions set forth in this Agreement and (c) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business, make any investments or incur or guarantee any indebtedness, other than as expressly contemplated by this Agreement.

Section 5.15 Control of Operations. Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations. Nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or Merger Sub’s operations prior to the Effective Time. Prior to the Effective Time, each of Parent and Merger Sub shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 5.16 Parent Board of Directors. Parent shall, subject to complying with its nominating committee procedures, take all actions that are required to cause up to two members of the Company Board who are not “interested persons” (as that term is defined in the Investment Company Act), as mutually agreed between the Company and Parent, to be appointed as directors of Parent effective as of the Effective Time.

Section 5.17 Stockholder Litigation. The Parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Action by the Company’s stockholders or Parent’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the transactions contemplated hereby. Each of Parent and the Company shall provide the other party with prompt written notice of any such Action brought by its stockholders, shall keep the other party reasonably informed of any material developments in connection therewith, and shall not settle any such Action without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 5.18 Second Merger. Subject to the terms and conditions of this Agreement and in accordance with the DGCL, immediately after the consummation of the Merger, Surviving Company and Parent shall consummate the Second Merger.

Section 5.19 Additional Cash Consideration. In connection with the transactions contemplated hereby, as additional consideration to the holders of shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), the Investment Adviser shall pay or cause to be paid, in a manner comparable to the provisions set forth in Section 2.3, to such holders an aggregate amount in cash equal to $5,000,000 (the “Additional Cash Consideration”).

Section 5.20 Notification of Certain Matters. Subject to applicable Law, the Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company, of (a) any notice or other communication received by such party from any Governmental Entity in connection with this Agreement, the Mergers or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the parties or the transactions contemplated hereby, and (b) any claims, investigations or Actions commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to this Agreement, the Mergers or the transactions contemplated hereby. Subject to applicable Law, the Company shall use reasonable best efforts to give prompt written notice to Parent, and Parent shall use reasonable best efforts to give prompt written notice to the Company, of any fact, circumstance or development of which the Company or Parent (as applicable) becomes aware that will or is reasonably likely to result in any of the conditions set forth in Article VI becoming incapable of being satisfied by the Outside Date.

Section 5.21 Company-Specific Restrictions on Acquisitions, Dispositions and Dividends During the Interim Period.

(a) During the Interim Period, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (1) acquire (including by merger, consolidation or acquisition of stock or assets) any corporation, partnership, limited liability company, other business organization or any division or amount of assets thereof or (2) make any equity, debt or other investment in, either by purchase of stock or securities, contributions to capital, property transfers or purchase of any property or assets of, any other Person (in the case of each of clauses (1) and (2), other than wholly owned Subsidiaries) (the foregoing, “Acquisitions”). Notwithstanding the foregoing, the Company and its Subsidiaries may make the following Acquisitions:

(i) Acquisitions of new Level 3 assets issued by existing portfolio companies with a value, individually or in the aggregate, equal to less than 5% of the Company’s net asset value as of March 31, 2020;

(ii) Acquisitions of Level 2 assets with four or more quotes on Bloomberg from different market makers or rated BB- or higher, in each case at a purchase price not to exceed par value and not lower than 92% of par value;

(iii) Acquisitions of U.S. treasury securities or similar cash-equivalent assets; and

(iv) Acquisitions of on-balance sheet collateralized loan obligations, in each case at a purchase price not to exceed par value.

For purposes of this Agreement, the terms “Level 1” and “Level 2” are as defined in Financial Accounting Standards Board Accounting Standards Codification Topic 820 ‘Fair Value Measurements and Disclosures.

(b) During the Interim Period, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly sell, lease, license or otherwise subject to any Lien or otherwise dispose of, in whole or in part, any of its properties, assets or rights or any interest therein to any Person other than a wholly owned Subsidiary (the foregoing, “Dispositions”). Notwithstanding the foregoing, the Company and its Subsidiaries may make Dispositions so long as the sale price for the asset being disposed of is not less than the greater of (i) the value ascribed to such asset in the Company’s Form 10-Q for the quarter ended March 31, 2020 and (ii) the value ascribed to such asset in the Company’s Form 10-Q for the most recently completed quarter (if not the quarter ended March 31, 2020).

(c) During the Interim Period, the Company shall not, and shall not permit any of its Subsidiaries to, split, combine, subdivide or reclassify any Company Common Stock, or declare, set aside for payment, authorize, make or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any Company Common Stock or any Subsidiary equity interests, or otherwise make any payments to stockholders in their capacity as such, other than (A) dividends and distributions by a wholly owned Subsidiary of the Company, (B) a Tax Dividend and (C) as set forth in the next sentence. In compliance with Section 5.13, the Company may pay a quarterly cash dividend equal to 95% of its estimated net investment income for such quarter. Prior to declaring any such dividend, the Company shall provide Parent with its good faith calculation of estimated net investment income for such quarter, and Parent shall have a reasonable opportunity to review and comment thereon.

(d) Should the Company wish to take any action in deviation of the restrictions set forth in this Section 5.21, the Company may request Parent’s prior written consent to do so (such consent not to be unreasonably withheld, conditioned or delayed). In the event of a conflict between this Section 5.21 and any provision of this Agreement (including any provision in Section 5.1), this Section 5.21 shall prevail.

Section 5.22 CLO Matters.

(a) During the Interim Period, the Company shall, and shall cause each of its Affiliates to, use reasonable best efforts to promptly take, or cause to be taken, all action to do, or cause to be done, all things necessary, proper or advisable to achieve the prompt satisfaction of each of the CLO Conditions (without giving effect to the proviso contained in Section 6.2(g)), including by (i) drafting all proposed assignments, notices, revisions to the Indenture, CMA and Sub-CMA and other required instruments, (ii) sending all required notices to third parties, (iii) seeking all required consents of third parties, (iv) providing its consent in each case where it is required, (v) delivering any required certifications or opinions and (vi) executing all other required instruments. For purposes of this Section 5.22, the Company’s Affiliates will be deemed to include each of Funding LLC, Funding Ltd, Garrison Capital Advisors, Garrison Investment Group and their respective Affiliates.

(b) The Company shall, and shall cause each of its Affiliates to, involve Parent, its Affiliates and its and their respective Representatives in connection with the actions contemplated by subsection (a), including by (i) keeping them reasonably informed of key developments and (ii) providing them with advance copies of all drafts of, and a reasonable opportunity to review, comment on and approve, all material documents and communications.

(c) Without limiting subsection (b), (i) Parent will be entitled to designate the Proposed Replacements in connection with satisfaction of the KP Condition and (ii) Parent will have a reasonable opportunity review, comment on and approve proposed revisions reflecting the assignments contemplated by the CLO Conditions to the Indenture, CMA and Sub-CMA, in each case prior to such revisions being distributed to third parties.

(d) Parent shall, and shall cause its Affiliates and Representatives to, reasonably cooperate with the Company and its Affiliates in connection with the actions contemplated by subsection (a).

(e) In connection with the actions contemplated by this Section 5.22, the Company and Parent shall enter into an agreement, effective as of the Closing, by which Parent expressly assumes the Company’s obligations under the CMA and the other Transaction Documents (as defined in the Indenture).

(f) Certain definitions. For purposes of this Agreement, the following terms shall be defined as follows:

(i) “CMA” means that certain Collateral Management Agreement, dated as of September 29, 2016, by and between Funding Ltd and the Company, as amended by that certain First Amendment to the Collateral Management Agreement, dated as of October 18, 2018, by and between Funding Ltd and the Company.

(ii) “Collateral Manager” means the Company or any successor Collateral Manager under the CMA.

(iii) “Controlling Class” has the meaning given to such term in the Indenture.

(iv) “Funding LLC” means Garrison Funding 2018-2 LLC, a Delaware limited liability company.

(v) “Funding Ltd” means Garrison Funding 2018-2 Ltd., an exempted company incorporated with limited liability in the Cayman Islands.

(vi) “Global Rating Agency Condition” has the meaning given to such term in the Indenture.

(vii) “Indenture” means that certain Indenture, dated as of September 29, 2016, by and among Funding Ltd, Funding LLC and Deutsche Bank Trust Company Americas (the “CLO Trustee”), as supplemented and amended by that certain First Supplemental Indenture, dated as of October 18, 2018, by and among Funding Ltd, Funding LLC and the CLO Trustee.

(viii) “Key Persons” has the meaning given to such term in the Indenture.

(ix) “Majority” has the meaning given to such term in the Indenture.

(x) “Proposed Replacements” has the meaning given to such term in the Indenture.

(xi) “Subordinated Notes” has the meaning given to such term in the Indenture.

(xii) “Sub-CMA” means that certain Sub-Collateral Management Agreement, dated as of September 29, 2016, by and between the Company and Garrison Capital Advisers.

(xiii) “Sub-Collateral Manager” means Garrison Capital Advisers or any successor Sub-Collateral Manager under the Sub-CMA.

ARTICLE VI

CONDITIONS

Section 6.1 Conditions to Each Party’s Obligation to Effect the Mergers. The obligations of the Company, on the one hand, and Parent and Merger Sub, on the other hand, to consummate the Mergers are subject to the satisfaction (or waiver by the Company, Parent and Merger Sub, if permissible under applicable Law) of the following conditions:

(a) the Company Stockholder Approval and the Parent Stockholder Approval shall have been obtained;

(b) no Governmental Entity having jurisdiction over the Company, Parent or Merger Sub shall have issued an order, decree or ruling or taken any other action, in each case then in effect, enjoining or otherwise prohibiting the consummation of the Mergers;

(c) the Parent Common Shares to be issued in connection with the Merger shall have been approved for listing on NASDAQ, subject to official notice of issuance; and

(d) the Form N-14 shall have become effective under the Securities Act and shall not be the subject of any stop order or Action seeking a stop order.

Section 6.2 Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Mergers are subject to the satisfaction (or waiver by Parent and Merger Sub) of the following further conditions:

(a) (i) the representations and warranties of the Company set forth in Sections 3.1 (excluding Section 3.1(d)), 3.2, 3.3(b) (but only clause (i) thereof), 3.4, 3.18 and 3.20 shall be true and accurate in all respects (except for any de minimis inaccuracies) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be so true and accurate as of such date or with respect to such period), (ii) the representations and warranties of the Company set forth in Section 3.6(b) shall be true and accurate in all respects both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be so true and accurate as of such date or with respect to such period) and (iii) all other representations and warranties of the Company set forth in Article III shall be true and accurate in all respects (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be so true and accurate as of such date or with respect to such period) except, in the case of this clause (iii), where the failure of such representations and warranties to be so true and accurate would not, individually or in the aggregate, have a Company Material Adverse Effect;

(b) the Company shall have performed in all material respects its obligations hereunder required to be performed by it at or prior to the Closing;

(c) since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect;

(d) Parent shall have received a certificate signed by an executive officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied;

(e) the Administration Agreement and the Investment Advisory Agreement shall have been terminated;

(f) Parent shall have received the written opinion of Simpson Thacher and Bartlett LLP, or another nationally recognized Tax counsel reasonably satisfactory to the Company (which may include outside counsel to the Company), dated as of the Closing Date, to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering the opinion described in this Section 6.2(f), the Tax counsel rendering such opinion may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants, including those contained in certificates of officers of the Company and Parent;

(g) the Company shall have provided evidence satisfactory to Parent that each of the CLO Conditions (as defined in Section 6.2(g) of the Company Disclosure Letter) has been satisfied; provided, that if the Closing has not occurred prior to November 23, 2020, each of the CLO Conditions will be deemed satisfied upon the occurrence of a Payoff Event. For purposes of this Agreement, “Payoff Event” means the redemption in whole of the Notes outstanding under the Indenture, in compliance with Sections 9.2 and 9.4 of the Indenture, on or after November 23, 2020;

(h) the Company shall have provided evidence satisfactory to Parent that the LLCA Condition (as defined in Section 6.2(h) of the Company Disclosure Letter) has been satisfied;

(i) the Company shall have provided evidence satisfactory to Parent that the SBA Condition (as defined in Section 6.2(i) of the Company Disclosure Letter) has been satisfied; and

(j) the Company shall have provided evidence satisfactory to Parent that each of the Company and its Subsidiaries has filed or caused to be filed all Tax Returns required to be filed by it with respect to the taxable year ending December 31, 2019.

Section 6.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Mergers are subject to the satisfaction (or waiver by the Company) of the following further conditions:

(a) the representations and warranties of Parent and Merger Sub set forth in Sections 4.1 (excluding Section 4.1(d)), 4.2, 4.3(b) (but only clause (i) thereof), 4.4, 4.18 and 4.20 shall be true and accurate in all respects (except for de minimis inaccuracies) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and accurate as of such date or with respect to such period), (ii) the representations and warranties of Parent and Merger Sub set forth in Section 4.6(b) shall be true and accurate in all respects both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be so true and accurate as of such date or with respect to such period) and (iii) all other representations and warranties of Parent, Merger Sub and the Investment Adviser set forth in Article IV shall be true and accurate in all respects (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and accurate as of such date or with respect to such period) except, in the case of this clause (iii), where the failure of such representations and warranties to be so true and accurate would not, individually or in the aggregate, have a Parent Material Adverse Effect;

(b) each of Parent, Merger Sub and the Investment Adviser shall have performed in all material respects all of the respective obligations hereunder required to be performed by Parent, Merger Sub or the Investment Adviser, as the case may be, at or prior to the Closing;

(c) since the date of this Agreement, there shall not have occurred and be continuing any Parent Material Adverse Effect;

(d) the Company shall have received a certificate signed by an executive officer of Parent, dated as of the Closing Date, to the effect that the conditions set forth in Section 6.3(a), Section 6.3(b) and Section 6.3(c) have been satisfied; and

(e) The Company shall have received the written opinion of Proskauer Rose LLP, or another nationally recognized Tax counsel reasonably satisfactory to Parent (which may include outside counsel to Parent), dated as of the Closing Date, to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering the opinion described in this Section 6.3(e), the Tax counsel rendering such opinion may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants, including those contained in certificates of officers of the Company and Parent.

Section 6.4 Frustration of Closing Conditions. None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as the case may be, to be satisfied if such failure was caused by such party’s failure to act in good faith or use its reasonable best efforts to consummate the Mergers and the other transactions contemplated by this Agreement, as required by and subject to Section 5.11.

ARTICLE VII

TERMINATION

Section 7.1 Termination. Notwithstanding anything to the contrary herein, this Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after obtaining the Parent Stockholder Approval or before or (except as set forth below) after obtaining the Company Stockholder Approval:

(a) by the mutual written agreement of the Company and Parent.

(b) by either the Company or Parent:

(i) if the Merger shall not have occurred on or prior to March 24, 2021 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b)(i) shall not be available to any party whose failure to perform or comply with the covenants and agreements of such party set forth in this Agreement has been the proximate cause of the failure of the Merger to occur on or prior to such date;

(ii) if any Governmental Entity having jurisdiction over the Company, Parent or the Merger Sub shall have issued an order, decree or ruling or taken any other action, in each case permanently enjoining or otherwise permanently prohibiting any of the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall have used its reasonable best efforts to contest, appeal and remove such order, decree, ruling or other action in accordance with Section 5.11;

(iii) if the Company Stockholder Approval shall not have been obtained at the Company Special Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the Company Stockholder Approval was taken; provided, however, that no party may terminate this Agreement pursuant to this Section 7.1(b)(iii) if such party has breached in any material respect any of its obligations under this Agreement, in each case in a manner that caused the failure to obtain the Company Stockholder Approval at the Company Special Meeting or at any adjournment or postponement thereof; or

(iv) if the Parent Stockholder Approval shall not have been obtained at the Parent Special Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the Parent Stockholder Approval was taken; provided, however, that no party may terminate this Agreement pursuant to this Section 7.1(b)(iv) if such party has breached in any material respect any of its obligations under this Agreement, in each case in a manner that caused the failure to obtain the Parent Stockholder Approval at the Parent Special Meeting or at any adjournment or postponement thereof.

(c) by the Company:

(i) if Parent or Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform, either individually or in the aggregate, (A) would give rise to the failure of any of the conditions set forth in Section 6.3(a) or Section 6.3(b) (assuming that the date of such determination is the Closing Date) and (B) cannot be or has not been cured (so as to eliminate the basis for such failure to satisfy the relevant conditions set forth in Section 6.3(a) or Section 6.3(b)) within twenty (20) days after the giving of written notice to Parent (or, if less than twenty (20) days prior to the Outside Date, prior to the Outside Date); provided that the right to terminate this Agreement under this Section 7.1(c)(i) shall not be available to the Company if it is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement so as to cause any of the conditions set forth in Sections 6.2(a) or 6.2(b) not to be satisfied were the Closing then to occur; or

(ii) prior to obtaining the Company Stockholder Approval, and subject to the terms and conditions of Section 5.5(e), in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal; provided, that the Company shall not have the right to so terminate (A) if the Company has breached any provision of Section 5.5 in any material respect and (B) unless the Company simultaneously pays Parent the Company Fee as provided in Section 7.2(b).

(d) By Parent:

(i) if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform, either individually or in the aggregate, (A) would give rise to the failure of any of the conditions set forth in Section 6.2(a) or Section 6.2(b) (assuming that the date of such determination is the Closing Date) and (B) cannot be or has not been cured (so as to eliminate the basis for such failure to satisfy the relevant conditions set forth in Section 6.2(a) or Section 6.2(b)) within twenty (20) days after the giving of written notice to Parent (or, if less than twenty (20) days prior to the Outside Date, prior to the Outside Date); provided that the right to terminate this Agreement under this Section 7.1(d)(i) shall not be available to Parent if any of it, Merger Sub or the Investment Adviser is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement so as to cause any of the conditions set forth in Sections 6.3(a) or 6.3(b) not to be satisfied were the Closing then to occur; or

(ii) if prior to receipt of the Company Stockholder Approval, (A) the Company Board or any committee thereof shall have effected (whether or not validly) a Change in Recommendation, (B) the Company fails to publicly reaffirm the Company Recommendation within five Business Days after receipt of a written request therefor by Parent, (C) the Company materially breaches Section 5.5 and such breach remains uncured for five Business Days following written notice thereof by Parent to the Company, (D) the Company fails to recommend against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act within ten Business Days after the commencement thereof or (E) the Company or the Company Board or any committee thereof publicly announces an intention to effect any of the foregoing; provided, that Parent may not effect a termination under this clause (ii) at any time following a vote being taken on the Company Stockholder Approval at the Company Special Meeting duly convened therefor or at any adjournment or postponement thereof.

Section 7.2 Effect of Termination.

(a) In the event of the termination of this Agreement in accordance with Section 7.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall terminate and become void and have no further force or effect, and the transactions contemplated by this Agreement shall be abandoned without further action by the Parties; provided, that (i) Section 5.3(c), this Section 7.2, Article VIII and Article IX shall survive the termination of this Agreement, (ii) the Confidentiality Agreement shall survive any such termination in accordance with its terms and (iii) nothing contained in this Section 7.2 (including subsection (g)) shall relieve Parent, Merger Sub or the Company from liability for Fraud or any Knowing and Intentional Breach of this Agreement. Subject to the limitations set forth herein (including those contained in the immediately preceding clause (iii) and in Section 9.2), in any lawsuit for damages by the Company against Parent arising out of this Agreement, the parties expressly agree that the Company’s damages shall not be limited by the fact that the Merger Consideration and the Additional Cash Consideration are payable to stockholders of the Company rather than to the Company itself, and such damages may include the total amount that would have been recoverable by the Company’s shareholders if all such shareholders brought an action against Parent and were recognized as third-party beneficiaries hereunder.

(b) If this Agreement is terminated:

(i) by the Company pursuant to Section 7.1(c)(ii);

(ii) by Parent pursuant to Section 7.1(d)(ii); or

(iii) by either Parent or the Company pursuant to Section 7.1(b)(iii), (A) there has been publicly disclosed for the first time after the date of this Agreement and prior to the time of the Company Special Meeting an Acquisition Proposal which is not withdrawn prior to the time of the Company Special Meeting and (B) within twelve (12) months after such termination, the Company enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal that is later consummated (regardless of whether or not such consummation happens prior to or following the end of such twelve (12) month period), then, in any such case, the Company shall pay to Parent a termination fee of $2,375,448 in cash (the “Company Fee”), less the amount of any Parent Expenses (if any) previously paid to Parent pursuant to Section 7.2(c), simultaneously with any termination pursuant to Section 7.1(c)(ii), simultaneously with the consummation of any Acquisition Proposal contemplated by Section 7.2(b)(iii), and within five (5) Business Days after any termination by Parent pursuant to Section 7.1(d)(ii); provided, that, solely for the purposes of Section 7.2(b)(iii)(B), the term “Acquisition Proposal” shall have the meaning ascribed thereto in Section 8.1, except that all references in such definition to 20% shall be changed to 50%.

(c) If this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b)(iii) under circumstances in which the Company Fee is not then payable to Parent pursuant to Section 7.2(b), then the

Company shall reimburse Parent and its Affiliates for all of their out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to Parent and Merger Sub and their Affiliates) incurred by or on behalf of Parent or Merger Sub in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, up to a maximum reimbursement payment of $550,000 (the “Parent Expenses”). Any payments required to be made under this Section 7.2(c) shall be made within five (5) Business Days after the Company’s having been notified in writing of the amounts thereof by Parent.

(d) If this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b)(iv), then Parent shall reimburse the Company and its Affiliates for all of their out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to the Company and its Affiliates) incurred by or on behalf of the Company in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, up to a maximum reimbursement payment of $550,000 (the “Company Expenses”). Any payments required to be made under this Section 7.2(d) shall be made within five (5) Business Days after Parent’s having been notified in writing of the amounts thereof by the Company.

(e) All payments contemplated by this Section 7.2 shall be made by wire transfer of immediately available funds to an account designated by the applicable party. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto agree that (i) in no event shall the Company be required to pay the Company Fee on more than one occasion; and (ii) in the event this Agreement may be terminated under Section 7.1(b)(iii) and Section 7.1(b)(iv), (A) the Company will not be obligated to pay the Parent Expenses and (B) Parent will not be obligated to pay the Company Expenses.

(f) The Company and Parent acknowledge that (i) the Company Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent, in the circumstances in which such amount is payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amounts would otherwise be impossible to calculate with precision; (ii) the agreements contained in this Section 7.2 are an integral part of the transactions contemplated hereby; and (iii) without these agreements, the parties would not enter into this Agreement. Accordingly, if the Company or Parent, as applicable, fails to timely pay any amount due pursuant to this Section 7.2 and, in order to obtain such payment, Parent or the Company, as applicable, commences a suit that results in a judgment against the other for the payment of any amount set forth in this Section 7.2, the Company or Parent, as applicable, shall pay the other’s costs and expenses in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law.

(g) Notwithstanding anything to the contrary contained in this Agreement, but subject to Section 9.11, except in cases involving Fraud or Knowing and Intentional Breach of this Agreement, Parent and Merger Sub acknowledge and agree that the Company Fee or the Parent Expenses (as applicable) shall, in circumstances in which the Company Fee or the Parent Expenses (as applicable) are payable, be the sole and exclusive remedy for money damages of Parent and Merger Sub against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, members, managers, directors, officers, stockholders, Representatives, agents or advisors (collectively, the “Company Covered Persons”) for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of the Company Fee or the Parent Expenses (as applicable) (plus any amounts due under Section 7.2(f)), none of the Company or any Company Covered Persons, as the case may be, shall have any further monetary liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby. Notwithstanding anything to the contrary contained in this Agreement, but subject to Section 9.11, except in cases of Fraud or Knowing and Intentional Breach of this Agreement, the Company acknowledges and agrees that the Company Expenses shall, in circumstances in which the Company Expenses are payable, be the sole and exclusive remedy for money damages of the Company against Parent, its Subsidiaries (including Merger Sub) and any of their respective former, current or future general or limited partners, members, managers, directors, officers, stockholders, Representatives, agents or advisors (collectively, the “Parent Covered Persons”) for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of the Company Expenses (plus any amounts due under Section 7.2(f)), none of Parent, Merger Sub or any Parent Covered Persons, as the case may be, shall have any further monetary liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby.

ARTICLE VIII

DEFINITIONS AND TERMS

Section 8.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquisition Proposal” means any inquiry, offer or proposal made by any Person or group of Persons other than Parent, Merger Sub or any Affiliate thereof relating to, in one transaction or a series of related transactions, (i) any direct or indirect acquisition or purchase of securities of the Company (or any of its Subsidiaries or any resulting parent company of the Company) representing 20% or more of the outstanding shares of any class of capital stock, or other equity or voting interests, of the Company (or any such Subsidiary or resulting parent company of the Company), (ii) any tender offer, self-tender, exchange offer, merger, reorganization, consolidation, share exchange, liquidation, dissolution, joint venture or other business combination that if consummated would result in any Person or group of Persons beneficially owning 20% or more of the outstanding shares of any class of capital stock, or other equity or voting interests, of the Company (or any such Subsidiary or resulting parent company of the Company), or (iii) any direct or indirect acquisition or purchase of assets or businesses (including any mortgage, pledge or similar disposition thereof) that constitute 20% or more of the total assets (based on fair market value) of the Company and its Subsidiaries, taken as a whole, as of the date of such inquiry, offer or proposal, or that generated 20% or more of the net revenue or net income of the Company and its Subsidiaries, taken as a whole, for the 12-month period ending on the last day of the Company’s then most recently completed fiscal quarter.

“Acquisitions” means any has the meaning set forth in Section 3.21(a).

“Action” has the meaning set forth in Section 3.13.

“Additional Cash Consideration” has the meaning set forth in Section 5.19.

“Administration Agreement” means the Administration Agreement dated as of October 9, 2012, by and between the Company and Garrison Capital Administrator LLC.

“Administrator” has the meaning set forth in Section 4.30.

“Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act; provided, that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person.

“Aggregate Cash Consideration” means an amount equal to $19,100,000.

“Agreement” has the meaning set forth in the Preamble.

“Alternative Acquisition Agreement” has the meaning set forth in Section 5.5(d).

“BDC” means a “business development company” as defined in Section 2(a)(48) of the Investment Company Act.

“Book-Entry Shares” means shares of Company Common Stock held in the Direct Registration System.

“Business Day” means a day, other than a Saturday, Sunday or another day on which commercial banking institutions in New York are authorized or required by Law to be closed.

“Cancelled Shares” has the meaning set forth in Section 2.1(c).

“Certificates” has the meaning set forth in Section 2.3(a).

“Certificate of First Merger” has the meaning set forth in Section 1.2(a).

“Certificate of Second Merger” has the meaning set forth in Section 1.2(b).

“Change in Recommendation” has the meaning set forth in Section 5.5(d).

“Chosen Court” has the meaning set forth in Section 9.7.

“Closing” has the meaning set forth in Section 1.3.

“Closing Date” has the meaning set forth in Section 1.3.

“Code” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Common Stock” has the meaning set forth in Section 2.1(c).

“Company Covered Persons” has the meaning set forth in Section 7.2(g).

“Company Disclosure Letter” means the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

“Company Expenses” has the meaning set forth in Section 7.2(c).

“Company Fee” has the meaning set forth in Section 7.2(b).

“Company Material Adverse Effect” means any change, fact, circumstance, event, occurrence or effect (each, an “Effect”) that (A) would have, or would reasonably be expected to have, a material adverse effect on the businesses, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or (B) would, or would reasonably be expected to, materially impair, materially delay or prevent the Company from timely performing its obligations hereunder or consummating the transactions contemplated hereby; provided, however, that for purposes of the foregoing clause (A) only, no Effect resulting from any of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a Company Material Adverse Effect: (i) changes after the date hereof generally affecting any or all of the industries or markets in which the Company and its Subsidiaries and portfolio companies operate, (ii) changes after the date hereof in general political, economic or business conditions, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (iii) changes after the date hereof in general securities or financial market conditions, including changes in interest rates or currency exchange rates, (iv) changes after the date hereof in any Laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof, (v) the negotiation, execution or performance of this Agreement, the entry into or announcement of this Agreement or the proposed sale of the Company or the pendency or consummation of the transactions contemplated hereby, or any changes or actions resulting from any of the foregoing, including the identity of Parent or any of its Affiliates as the acquiror of the Company (provided, that when “Company Material Adverse Effect” is used in relation to the representations and warranties of the Company in Section 3.3, this clause (v) shall be disregarded), (vi) any action taken by the Company or any of its Subsidiaries that is required by Law or this Agreement, is expressly consented to in writing by Parent, or is taken at the written request of Parent or Merger Sub, (vii) the initiation after the date hereof of any litigation relating to this Agreement or the transactions contemplated hereby, (viii) any failure by the Company or its Subsidiaries or portfolio companies to meet analysts’ or internal earnings estimates or financial projections or forecasts or any change in the price or trading volume of the Company Common Stock (it being understood that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Company Material Adverse Effect shall be taken into account in determining whether there has been a Company Material Adverse Effect) or (ix) Parent’s breach of its obligation to provide consent as and when required under Section 5.1 or Section 5.21; provided, that the Effects in clauses (i) through (iv) above shall be taken into account in determining whether there has been a Company Material Adverse Effect to the extent (but only to the extent) that the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected as compared with other participants in the industries in which the Company and its Subsidiaries operate.

“Company Material Contract” has the meaning set forth in Section 3.10(b).

“Company Per Share NAV” means the quotient of (i) the difference of (A) the Closing Company Net Asset Value minus (B) the Aggregate Cash Consideration divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“Company Recommendation” has the meaning set forth in Section 3.19.

“Company SEC Reports” has the meaning set forth in Section 3.5(b).

“Company Special Meeting” has the meaning set forth in Section 5.8(a).

“Company Stockholder Approval” has the meaning set forth in Section 3.2.

“Confidentiality Agreement” has the meaning set forth in Section 5.3(c).

“Contract” means any agreement, contract, subcontract, lease, sublease, investment advisory agreement, administration agreement, conditional sales contract, purchase order, sales order, task order, delivery order, license, indenture, note, bond, loan, instrument, understanding, permit, concession, franchise, commitment or other agreement.

“Determination Date” has the meaning set forth in Section 2.6(a).

“DGCL” has the meaning set forth in Section 1.1.

“Direct Registration System” means the service that provides for electronic direct registration of securities in a record holder’s name on the Company’s transfer books and allows shares to be transferred between record holders electronically.

“Dissenting Shares” has the meaning set forth in Section 2.4.

“Effective Time” has the meaning set forth in Section 1.2.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Agent” means a nationally recognized financial institution designated by Parent prior to the Effective Time and reasonably acceptable to the Company.

“Exchange Fund” has the meaning set forth in Section 2.2.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the Company Per Share NAV divided by (ii) the Parent Per Share NAV.

“Form N-14” has the meaning set forth in Section 3.3.

“Fraud” means, with respect to a Person, an intentional and willful misrepresentation by such Person of a representation or warranty set forth in this Agreement, or in any certificate delivered hereunder by such Person, which misrepresentation constitutes actual common law fraud (and not just constructive fraud or negligent misrepresentation) with the specific intent to induce another party to rely upon such representation or warranty.

“GAAP” has the meaning set forth in Section 3.7(a).

“Garrison Capital Advisers” means Garrison Capital Advisers LLC, a Delaware limited liability company.

“Garrison Investment Group” means Garrison Investment Group LP, a Delaware limited partnership.

“Governmental Entity” has the meaning set forth in Section 3.3.

“HSR Act” means the Hart Scott-Rodino Act of 1976.

“Indemnified Party” has the meaning set forth in Section 5.6(a).

“Insured Parties” has the meaning set forth in Section 5.6(b).

“Intellectual Property” means all (i) copyright registrations and applications; (ii) patents and patent applications; (iii) trademarks, service marks, trade names and other similar designations of source or origin and registrations and applications for any of the foregoing; (iv) trade secrets, know-how, and other similar proprietary rights; (v) internet domain names; and (vi) other similar intangible assets.

“Intervening Event” means any event, change or development first occurring or arising after the date hereof that (i) is material to the Company and its consolidated Subsidiaries, taken as whole, (ii) was not known to, and was not reasonably foreseeable by, all of the members of the Company Board at or prior to the date hereof, and (iii) becomes known to the Company Board after the date hereof and prior to receipt of the Company Stockholder Approval; provided, however, that none of the following events, changes or developments shall constitute or form part of an Intervening Event: (a) the receipt, existence, or terms of any Acquisition Proposal or Superior Proposal or any matter relating thereto or consequence thereof; (b) any action taken by the Company or any of its Subsidiaries that is required by Law or this Agreement; and (c) the matters described in clauses (i) through (viii) of the definition of “Parent Material Adverse Effect”, except in each case to the extent such matters may be taken into account in determining whether a Parent Material Adverse Effect has occurred.

“Investment Adviser” has the meaning set forth in the Preamble.

“Investment Adviser Permits” has the meaning set forth in Section 4.9(b).

“Investment Advisers Act” means the Investment Advisers Act of 1940.

“Investment Advisory Agreement” means the Sixth Amended and Restated Investment Advisory Agreement dated as of May 6, 2019, by and between the Company and Garrison Capital Advisers.

“Investment Company Act” means the Investment Company Act of 1940.

“Knowing and Intentional Breach” means any breach of this Agreement where the action or non-action constituting or giving rise to such breach was intentionally undertaken by the party taking such action, with actual knowledge that such action or non-action would or would reasonably be expected to constitute or give rise to a breach of this Agreement.

“knowledge of the Company” means the actual knowledge, after reasonable inquiry, of the people set forth in Section 8.1(a) of the Company Disclosure Letter.

“knowledge of Parent” means the actual knowledge, after reasonable inquiry, of the people set forth in Section 8.1(a) of the Parent Disclosure Letter.

“Law” means any federal, state, local or foreign law, statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, franchise, license, agency requirement or permit of any Governmental Entity.

“Lien” means any lien, pledge, hypothecation, mortgage, security interest, encumbrance, claim, infringement, interference, option, community property interest or restriction of any nature.

“Maximum Premium” has the meaning set forth in Section 5.6(b).

“Merger” has the meaning set forth in Section 1.1.

“Mergers” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 2.1(d).

“Merger Sub” has the meaning set forth in the Preamble.

“NASDAQ” means the Nasdaq Global Select Market.

“Outside Date” has the meaning set forth in Section 7.1(b)(i).

“Parent” has the meaning set forth in the Preamble.

“Parent Common Shares” means the common stock, par value $0.01 per share, of Parent.

“Parent Covered Persons” has the meaning set forth in Section 7.2(g).

“Parent Disclosure Letter” means the Disclosure Letter delivered by Parent to the Company simultaneously with the execution of this Agreement.

“Parent Expenses” has the meaning set forth in Section 7.2(d).

“Parent Investment Advisory Agreement” means the agreement entered into by the Investment Adviser with Parent for the purpose of providing investment advisory or investment management services.

“Parent Material Adverse Effect” means any Effect that (A) would have, or would reasonably be expected to have, a material adverse effect on the businesses, condition (financial or otherwise), properties, liabilities, assets or results of operations of Parent and its Subsidiaries, taken as a whole, or (B) would, or would reasonably be expected to, materially impair, materially delay or prevent Parent, Merger Sub or the Investment Adviser from timely performing its obligations hereunder or consummating the transactions contemplated hereby; provided, however, that for purposes of the foregoing clause (A) only, no Effect resulting from any of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a Parent Material Adverse Effect: (i) changes after the date hereof generally affecting any or all of the industries or markets in which Parent and its Subsidiaries and portfolio companies operate, (ii) changes after the date hereof in general political, economic or business conditions, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (iii) changes after the date hereof in general securities or financial market conditions, including changes in interest rates or currency exchange rates, (iv) changes after the date hereof in any Laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof, (v) the negotiation, execution or performance of this Agreement, the entry into or announcement of this Agreement or the proposed sale of the Company or the pendency or consummation of the transactions contemplated hereby, or any changes or actions resulting from any of the foregoing, including the identity of the Company or any of its Affiliates as acquisition targets of Parent (provided, that when “Parent Material Adverse Effect” is used in relation to the representations and warranties of Parent, Merger Sub and the Investment Adviser in Section 4.3, this clause (v) shall be disregarded), (vi) any action taken by Parent or any of its Subsidiaries or the Investment Adviser that is required by Law or this Agreement, is expressly consented to in writing by the Company, or is taken at the written request of the Company, (vii) the initiation after the date hereof of any litigation relating to this Agreement or the transactions contemplated hereby, (viii) any failure by Parent or its Subsidiaries or portfolio companies to meet analysts’ or internal earnings estimates or financial projections or forecasts or any change in the price or trading volume of Parent Common Shares (it being understood that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Parent Material Adverse Effect shall be taken into account in determining whether there has been a Parent Material Adverse Effect) or (ix) the Company’s breach of its obligation to provide consent as and when required under Section 5.2; provided, that the Effects in clauses (i) through (iv) above shall be taken into account in determining whether there has been a Parent Material Adverse Effect to the extent (but only to the extent) that Parent and its Subsidiaries, taken as a whole, are disproportionately adversely affected as compared with other participants in the industries in which Parent and its Subsidiaries operate.

“Parent Material Contract” has the meaning set forth in Section 4.10(b).

“Parent Per Share NAV” means the quotient of (i) the Closing Parent Net Asset Value divided by (ii) the number of Parent Common Shares issued and outstanding as of the Determination Date.

“Parent Recommendation” has the meaning set forth in Section 4.18.

“Parent SEC Reports” has the meaning set forth in Section 4.5(b).

“Parent Special Meeting” has the meaning set forth in Section 5.8(b).

“Parent Stockholder Approval” has the meaning set forth in Section 4.3.

“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

“Proxy Statement” has the meaning set forth in Section 3.3.

“Representatives” means, with respect to any Person, such Person’s Affiliates and its and their respective, officers, directors, managers, partners, employees, agents, financial advisors, counsel, investment bankers, accountants and other authorized representatives.

“Regulatory Documents” means, with respect to a Person, all forms, reports, registration statements, schedules and other documents filed, or required to be filed, by such Person pursuant to applicable federal or state securities Laws or the applicable rules and regulations of any United States or foreign governmental or non-governmental self-regulatory organization, agency or authority.

“RIC” has the meaning set forth in Section 3.15(j).

“SEC” means the United States Securities and Exchange Commission.

“Second Merger” has the meaning set forth in the Recitals.

“Second Merger Effective Time” has the meaning set forth in Section 1.6(iii).

“Securities Act” means the Securities Act of 1933.

“Subsidiary” means, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP.

“Superior Proposal” means any bona fide, unsolicited, written and binding Acquisition Proposal that is fully financed or has fully committed financing, received after the date hereof, that the Company Board determines in good faith, after consultation with its outside legal and financial advisors, taking into account all legal, financial, regulatory and other aspects of, and the identity of, the Person or group of Persons making the Acquisition Proposal, to be reasonably likely to be consummated in accordance with its terms on a timely basis and to be more favorable to the Company and its stockholders from a financial point of view than the transactions contemplated hereby (including any adjustment to the terms and conditions proposed by Parent in response to such proposal pursuant to Section 5.5(g) or otherwise); provided that for purposes of this definition references to 20% in the definition of “Acquisition Proposal” shall be deemed to be references to 50%.

“Tax Return” means any report, return, form, information statement, declaration or filing required or permitted to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, and any amendments thereof or attachments thereto including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Taxes” means any and all taxes, charges, fees, levies or other assessments, including, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, service, service use, value added, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States Internal Revenue Service or any taxing authority (whether domestic or foreign including any state, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

Section 8.2 Other Definitional Provisions; Interpretation.

(a) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to articles, sections, paragraphs, exhibits and schedules are to the articles, sections and paragraphs of, and exhibits and schedules to, this Agreement, unless otherwise specified. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall”. All references to “dollars” or “$” refer to lawful currency of the United States. Unless specifically provided otherwise, all references to “ordinary course of business” shall mean “ordinary course of business consistent with past practice in all material respects”.

(b) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.”

(c) Words describing the singular number shall be deemed to include the plural and vice versa; words denoting any gender shall be deemed to include all genders and words denoting natural persons shall be deemed to include business entities and vice versa.

(d) When used in reference to information or documents, the phrase “made available” means that the information or documents referred to have been made available by the Company or the Company’s Representatives to Parent or Parent’s Representatives, or by Parent or Parent’s Representatives to the Company or the Company’s Representatives, respectively (including any information contained in the data room) prior to the date hereof.

(e) References to any Contract, instrument or Law are to that Contract, instrument or Law as amended from time to time, and, in the case of any Law, to the rules, regulations and official guidance promulgated thereunder, in effect as of the date of this Agreement.

(f) Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Amendment and Modification. Subject to applicable Law, this Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the respective stockholders of the Company or Parent contemplated hereby, by written agreement of the parties hereto, by action taken by their respective boards of directors (or individuals holding similar positions), at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that after the approval of this Agreement by (i) the stockholders of the Company, no such amendment, modification or supplement shall reduce or change the Merger Consideration or adversely affect the rights of the Company’s stockholders hereunder without the approval of such stockholders and (ii) the stockholders of Parent, no such amendment, modification or supplement shall increase or change the Merger Consideration or adversely affect the rights of Parent’s stockholders hereunder without the approval of such stockholders.

Section 9.2 Nonsurvival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants or agreements in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement; provided, that the foregoing shall not in any way limit (i) a party’s liability for its pre-termination Fraud or Knowing and Intentional Breach of this Agreement or (ii) any covenant or agreement contained in this Agreement to the extent that such covenant or agreement, by its terms, is to be performed in whole or in part after the Effective Time.

Section 9.3 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by email (with confirmation of transmission) or by certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

(a) if to Parent, the Investment Adviser or Merger Sub, to:

Portman Ridge Finance Corporation

650 Madison Avenue, 23rd Floor

New York, New York 10022

Email: ted.goldthorpe@bcpartners.com; patrick.schafer@bcpartners.com

Attention: Edward Goldthorpe; Patrick Schafer

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Telephone: (202) 636-5500

Email: rajib.chanda@stblaw.com; jonathan.corsico@stblaw.com

Attention: Rajib Chanda; Jonathan L. Corsico

(b) if to the Company, to:

Garrison Capital Inc.

1290 Avenue of the Americas

Suite 914

New York, New York 10014

Email: jtansey@garrisoninv.com, dhahn@garrisoninv.com

Attention: Joe Tansey, Dan Hahn

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Telephone: 212-969-3000

Email: WTuttle@proskauer.com, DGanitsky@proskauer.com

Attention: William J. Tuttle, Daniel Ganitsky

Eversheds Sutherland (US) LLP

700 Sixth St. NW Suite 700

Washington, DC 20001

Telephone: 202-383-0100

Email: CynthiaKrus@eversheds-sutherland.us

Attention: Cynthia M. Krus

or to such other address or electronic mail address for a party as shall be specified in a notice given in accordance with this section; provided that (i) any notice received by email (with confirmation of transmission) or otherwise at the addressee’s location on any Business Day after 5:00 P.M. (addressee’s local time) shall be deemed to have been received at 9:00 A.M. (addressee’s local time) on the next Business Day and (ii) a party’s rejection or other refusal to accept notice hereunder or the inability of another party to deliver notice to such party because of such party’s changed address or electronic mail address of which no notice was given by such party shall be deemed to be receipt of the notice by such party as of the date of such rejection, refusal or inability to deliver. Nothing in this section shall be deemed to constitute consent to the manner or address for service of process in connection with any legal proceeding, including litigation arising out of or in connection with this Agreement.

Section 9.4 Entire Agreement; Third-Party Beneficiaries. This Agreement (including the Company Disclosure Letter, the Parent Disclosure Letter and the exhibits hereto, together with the other instruments referred to herein), and the Confidentiality Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Article II (which, from and after the Effective Time, shall be for the benefit of the former holders of the Company Common Stock, solely to the extent of such holders’ entitlement to the Merger Consideration and Additional Cash Consideration as and to the extent provided in Article II) and Section 5.6, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder; provided that the Indemnified Parties and the Insured Parties shall have the right to seek specific performance and pursue monetary damages in the event of Parent’s breach of Section 5.6. The representations and warranties set forth in Articles III and IV and the covenants and agreements set forth in Article V have been made solely for the benefit of the parties to this Agreement and (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate; (ii) have been qualified in certain instances by references to the Company Disclosure Letter or the Parent Disclosure Letter, which contain certain disclosures not reflected in the text of this Agreement; and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by the stockholders of, or other investors in, the Company or Parent.

Section 9.5 Interpretation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. Disclosure of any fact, circumstance or information in any section of the Company Disclosure Letter or the Parent Disclosure Letter shall be deemed disclosed for the purposes of any sections of this Agreement to which such section relates and any other sections of this Agreement to the extent it is reasonably apparent on the face of such disclosure that such disclosure also qualifies or applies to such other sections of this Agreement. The inclusion of any item in the Company Disclosure Letter or the Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.

Section 9.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely therein.

Section 9.7 Jurisdiction. Each of the parties hereto hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of the Delaware Court of Chancery, and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware) (each, a “Chosen Court”) in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Action in any such Chosen Court or that any such Action brought in any such Chosen Court has been brought in an inconvenient forum (d) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated by this

Agreement in any court other than a Chosen Court and (e) agrees that each of the other parties shall have the right to bring any Action or proceeding for enforcement of a judgment entered by Chosen Court in any other court or jurisdiction.

Section 9.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 9.8.

Section 9.9 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 9.7 hereof in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 9.3 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

Section 9.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 9.11 Specific Performance. Each of the parties hereto acknowledges and agrees that, in the event of any breach of this Agreement, each nonbreaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages to the extent permitted under this Agreement and subject at all times to the limitations set forth in Section 7.2(g)) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach, in each case, without proof of actual damages. In circumstances where Parent and the Merger Sub are obligated to consummate the Mergers and the Mergers have not been consummated, Parent and the Merger Sub expressly acknowledge and agree that the Company and its stockholders shall have suffered irreparable harm, that monetary damages will be inadequate to compensate the Company its stockholders, and that the Company on behalf of itself and its stockholders shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages to the extent permitted under this Agreement and subject at all times to the limitations set forth in Section 7.2(g)) to enforce specifically Parent’s and Merger Sub’s obligations to consummate the Mergers. In circumstances where the Company is obligated to consummate the Mergers and the Mergers have not been consummated, the Company expressly acknowledges and agrees that Parent and its stockholders shall have suffered irreparable harm, that monetary damages will be inadequate to compensate Parent and its stockholders, and that Parent on behalf of itself and its stockholders shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages to the extent permitted under this Agreement and subject at all times to the limitations set forth in Section 7.2(g)) to enforce specifically the Company’s obligation to consummate the Mergers. Each party further agrees that no other party or any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.11, and each party irrevocably waives any rights it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 9.12 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 9.13 Expenses. All costs and expenses incurred in connection with the Mergers, this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Mergers or any of the transactions contemplated hereby is consummated.

Section 9.14 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement.

Section 9.15 Headings. Headings of the articles and sections of this Agreement and the table of contents, schedules and exhibits are for convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

Section 9.16 Waivers. Except as otherwise provided in this Agreement, any (i) failure of any of the parties to comply with any obligation, covenant, agreement or condition herein or (ii) inaccuracies in the representations and warranties contained in this Agreement, in each case, may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party expressly granting such waiver, but any such waiver or failure to insist upon strict compliance with any obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company, Parent, Merger Sub and the Investment Adviser have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

GARRISON CAPITAL INC.

By:	/s/ Brian Chase
Name:	Brian Chase
Title:	Chief Operating Officer

PORTMAN RIDGE FINANCE CORP

By:	/s/ Edward Goldthorpe
Name:	Edward Goldthorpe
Title:	President and Chief Executive Officer

CITADEL ACQUISITION SUB INC.

By:	/s/ Edward Goldthorpe
Name:	Edward Goldthorpe
Title:	President and Secretary

SIERRA CREST INVESTMENT MANAGEMENT LLC

By:	/s/ Edward Goldthorpe
Name:	Edward Goldthorpe
Title:	Officer and Authorized Person

[Signature Page to Agreement and Plan of Merger]

Exhibit A

Certificate of Incorporation of Surviving Company

(Attached.)

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GARRISON CAPITAL INC.

The present name of the corporation is Garrison Capital, Inc. (the “Corporation”). The Corporation was incorporated by the filing of the original certificate of incorporation with the Secretary of State of the State of Delaware on October 9, 2012 (the “Original Certificate of Incorporation”). This Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, the (“Amended and Restated Certificate of Incorporation”), which amends, restates and integrates the provisions of the Original Certificate of Incorporation, has been duly adopted under and pursuant to the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the written consent of its stockholders in accordance with Section 228 of the DGCL. The Original Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

1.1. The name of the Corporation is Garrison Capital Inc. (the “Corporation”).

ARTICLE II

2.1. The registered office of the Corporation in the State of Delaware is, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801; and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

3.1. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “Delaware General Corporation Law”), and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

ARTICLE IV

4.1. Authorized Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000 of which 100,000,000 shares shall be common stock having a par value of $0.001 per share (the “Common Stock”).

4.2. Common Stock. The holders of the Common Stock shall exclusively possess all voting power, and each share of Common Stock shall have one vote.

ARTICLE V

5.1. Board of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors shall be one, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation. The name of the director who shall serve until his successor is duly elected and qualified is: Edward Goldthorpe.

The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the Bylaws of the Corporation (the “Bylaws”) as provided in the Bylaws, subject to the power of the stockholders to alter or repeal any Bylaw whether adopted by them or otherwise.

In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to the Bylaws; provided, however, that no Bylaw so made shall invalidate any prior act of the directors which would have been valid if such Bylaw had not been made.

ARTICLE VI

6.1. Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the Delaware General Corporation Law, as amended from time to time. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 7 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

6.2. Indemnification. The Corporation, to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

ARTICLE VII

7.1. Powers of Stockholders to Act by Written Consent. Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and is filed with the records of the meetings of the stockholders.

8.2. Special Meetings of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Board of Directors.

ARTICLE VIII

9.1. Amendment. The Corporation reserves the right to amend any provision contained in this Certificate as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

Annex B

ANNEX B - OPINION OF THE FINANCIAL ADVISOR TO THE GARS SPECIAL COMMITTEE

June 24, 2020

Special Committee of the Board of Directors

Garrison Capital Inc.

1290 Avenue of the Americas, Suite 914

New York, NY 10104

The Board of Directors

Garrison Capital Inc.

1290 Avenue of the Americas, Suite 914

New York, NY 10104

Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Garrison Capital Inc. and the Board of Garrison Capital Inc.:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common stockholders of Garrison Capital Inc. (“Garrison”) of the Merger Consideration (as defined below) in the proposed merger of Citadel Acquisition Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of Portman Ridge Finance Corporation (“Portman Ridge”), with and into Garrison with Garrison as the surviving company (such transaction, the “First Merger” and, taken together with the immediately subsequent merger of Garrison with and into Portman Ridge (with Portman Ridge as the surviving company), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among Garrison, Portman Ridge, Merger Sub and Sierra Crest Investment Management LLC, the external advisor of Portman Ridge (“PR Advisor”). Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the First Merger and without any action on the part of Garrison, Portman Ridge, Merger Sub or the holders of the common stock of such parties, each share of common stock, par value $0.001 per share, of Garrison (“Garrison Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares (as defined in the Agreement)) shall be automatically converted into and exchanged for the right to receive (and, with respect to the PR Advisor Cash Consideration (as defined below), each holder of such converted Garrison Common Stock shall be additionally entitled to receive payment of): (a) $19,100,000 in cash from Portman Ridge (the “Aggregate Portman Ridge Cash Consideration”) divided by the number of shares of Garrison Common Stock issued and outstanding as of the Determination Date (as defined in the Agreement) (excluding any Cancelled Shares) (the “Portman Ridge Cash Consideration”), (b) $5,000,000 in cash from PR Advisor (the “Aggregate PR Advisor Cash Consideration”) divided by the number of shares of Garrison Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares) (the “PR Advisor Cash Consideration” and, together with the Portman Ridge Cash Consideration, the “Cash Consideration”), and (c) a number of shares of common stock, par value $0.01 per share, of Portman Ridge (“Portman Ridge Common Stock” and, such number of shares, the “Stock Consideration”) equal to the quotient (rounded to three decimal places) of (i) the Company Per Share NAV (defined in the Agreement as the quotient of (A) the difference of

Keefe, Bruyette & Woods, A Stifel Company • 70 West Madison, Suite 2401 | Chicago, IL 60602

(312) 423-8200 • www.kbw.com

Special Committee of the Board of Directors of Garrison Capital Inc.

The Board of Directors of Garrison Capital Inc.

June 24, 2020

(1) the Closing Company Net Asset Value (as defined in the Agreement) minus (2) the Aggregate Portman Ridge Cash Consideration divided by (B) the number of shares of Garrison Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares)) divided by (ii) the Parent Per Share NAV (as defined in the Agreement) (the “Exchange Ratio”). The Cash Consideration and the Stock Consideration, taken together, are referred to herein as the “Merger Consideration.” At the direction of Garrison and without independent verification, we have relied upon and assumed for purposes of our analyses and this opinion, that the Company Per Share NAV and the Parent Per Share NAV will be $6.45 and $2.67, respectively, and that, as a result thereof, the Exchange Ratio will be 1.972. The terms and conditions of the Transaction are more fully set forth in the Agreement.

KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to an existing sales and trading relationship between a KBW broker-dealer affiliate and Portman Ridge), KBW and its affiliates may from time to time purchase securities from, and sell securities to, Garrison, Portman Ridge and PR Advisor. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of Garrison and Portman Ridge for our and their own accounts and for the accounts of our and their respective customers and clients. KBW employees may also from time to time maintain individual positions in Portman Ridge. As Garrison has previously been informed by KBW, such positions currently include an individual position in shares of Portman Ridge Common Stock held by a senior member of the KBW advisory team providing services to Garrison in connection with the proposed Merger. We have acted exclusively for the Committee in rendering this opinion and will receive a fee from Garrison for our services. A portion of our fee is payable upon the rendering of this opinion and a significant portion is contingent upon the successful completion of the Transaction. In addition, Garrison has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to Garrison. In the past two years, KBW has provided investment banking and financial advisory services to Portman Ridge (formerly named KCAP Financial, Inc. (“KCAP”) prior to April 1, 2019) and received compensation for such services. KBW acted as (i) financing advisor in KCAP’s March 2018 credit facility, (ii) financial advisor to KCAP in connection with its December 2018 sale of certain of its asset management subsidiaries, and (iii) financial advisor to Portman Ridge in connection with its April 2019 externalization of advisor transaction. In the past two years, KBW has not provided investment banking and financial advisory services to PR Advisor. We may in the future provide investment banking and financial advisory services to Garrison, Portman Ridge or PR Advisor and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Garrison and Portman Ridge and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated June 20, 2020 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2019 of Garrison; (iii) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 of Garrison; (iv) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2019 of Portman Ridge; (v) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended

Special Committee of the Board of Directors of Garrison Capital Inc.

The Board of Directors of Garrison Capital Inc.

June 24, 2020

March 31, 2020 of Portman Ridge (vi) certain other interim reports and other communications of Garrison and Portman Ridge provided to their respective stockholders; and (vii) other financial information concerning the businesses and operations of Garrison and Portman Ridge that was furnished to us by Garrison and Portman Ridge or which we were otherwise directed to use for purposes of our analyses. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of Garrison and Portman Ridge; (ii) the assets and liabilities of Garrison and Portman Ridge; (iii) the nature and terms of certain other merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial and stock market information for Garrison and Portman Ridge with similar information for certain other companies the securities of which are publicly traded; (v) financial and operating forecasts and projections of Garrison that were prepared by, and provided to us and discussed with us by, Garrison management and that were used and relied upon by us at the direction of such management and with the consent of the Committee; and (vi) publicly available consensus “street estimates” of Portman Ridge, as well as assumed long-term Portman Ridge growth rates provided to us by PR Advisor management, all of which information was discussed with us by PR Advisor management and used and relied upon by us based on such discussions, at the direction of Garrison management and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions that were held with the respective managements of Garrison, Portman Ridge and PR Advisor regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of Garrison and Portman Ridge and such other matters as we have deemed relevant to our inquiry. In addition, we have considered the results of the efforts undertaken by Garrison, with our assistance, to solicit indications of interest from third parties regarding a potential transaction with Garrison.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon the management of Garrison as to the reasonableness and achievability of the financial and operating forecasts and projections of Garrison referred to above (and the assumptions and bases therefor), and we have assumed that such forecasts and projections have been reasonably prepared and represent the best currently available estimates and judgments of such management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. We have further relied, with the consent of Garrison and the Committee, upon Portman Ridge management as to the reasonableness and achievability of the publicly available consensus “street estimates” of Portman Ridge, and the assumed long-term Portman Ridge growth rates, all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents, or in the case of the Portman Ridge “street estimates” referred to above that such estimates represent reasonable estimates generally consistent with, the best currently available estimates and judgments of Portman Ridge management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated.

It is understood that the portion of the foregoing financial information of Garrison and Portman Ridge that was provided to us was not prepared with the expectation of public disclosure. It is further understood that all of the foregoing financial information, including the publicly available consensus “street estimates” of Portman Ridge, is based on numerous variables and assumptions that are inherently uncertain (including, without

Special Committee of the Board of Directors of Garrison Capital Inc.

The Board of Directors of Garrison Capital Inc.

June 24, 2020

limitation, factors related to general economic and competitive conditions and, in particular, assumptions regarding the ongoing COVID-19 pandemic) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the respective managements of Garrison and Portman Ridge, and with the consent of the Committee, that all such information provides a reasonable basis upon which we could form our opinion and we express no view as to any such information or the assumptions or bases therefor. Among other things, such information have assumed that the ongoing COVID-19 pandemic could have a significant adverse impact on Garrison and Portman Ridge. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof. We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Garrison or Portman Ridge since the date of the last financial statements of each such entity that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of Garrison or Portman Ridge, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of Garrison or Portman Ridge under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Merger Consideration and no other consideration or payments in respect of Garrison Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transaction and that all conditions to the completion of the Transaction and any related transaction will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transaction, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of Garrison, Portman Ridge or the pro forma entity, or the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of Garrison that Garrison has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Garrison, Portman Ridge, the Transaction and any related transaction, and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, to holders of Garrison Common Stock of the Merger Consideration to be received by such holders in the First Merger. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction, including without limitation, the form or structure of the Transaction (including the form of

Special Committee of the Board of Directors of Garrison Capital Inc.

The Board of Directors of Garrison Capital Inc.

June 24, 2020

the Merger Consideration or the allocation thereof between cash and stock) or any such related transaction, any consequences of the Transaction or any such related transaction to Garrison, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, shareholder, escrow or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. As you are aware, there is currently widespread disruption, extraordinary uncertainty and unusual volatility arising from the effects of the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes to the Company Per Share NAV or the Parent Per Share NAV after the hereof from the respective amounts thereof that we have been directed to assume for purposes of our analyses and this opinion Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of Garrison to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by Garrison, the Committee or the Board, (iii) the fairness of the amount or nature of any compensation to any of Garrison’s officers, directors or employees, or any class of such persons, relative to the compensation to the holders of Garrison Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of Garrison (other than the holders of Garrison Common Stock, solely with respect to the Merger Consideration (as described herein) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of Portman Ridge or any other party to any transaction contemplated by the Agreement, (v) whether Portman Ridge has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Aggregate Portman Ridge Cash Consideration to the holders of Garrison Common Stock at the closing of the First Merger, (vi) whether PR Advisor has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Aggregate PR Advisor Cash Consideration to the holders of Garrison Common Stock at the closing of the First Merger, (vii) the actual value of Portman Ridge Common Stock to be issued in the First Merger, (viii) the prices, trading range or volume at which Portman Ridge Common Stock or Garrison Common Stock will trade following the public announcement of the Transaction or the prices, trading range or volume at which Portman Ridge Common Stock will trade following the consummation of the Transaction, (ix) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (x) any legal, regulatory, accounting, tax or similar matters relating to Garrison, Portman Ridge, their respective stockholders, or relating to or arising out of or as a consequence of the Transaction or any related transaction, including whether or not the Transaction would qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Committee and, as requested by the Committee, the Board in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Transaction, or to any holder of Garrison Common Stock or any stockholder of any other entity as to how to vote in connection with the Transaction or any other matter, nor does it constitute a recommendation regarding whether or not any such stockholder should enter into a voting, stockholders’, or affiliates’ agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

Special Committee of the Board of Directors of Garrison Capital Inc.

The Board of Directors of Garrison Capital Inc.

June 24, 2020

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration in the First Merger is fair, from a financial point of view, to the holders of Garrison Common Stock.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

Annex C

ANNEX C - SECTION 262 OF THE DGCL

8 Del.C. § 262

§ 262 Appraisal rights

(a)

Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to §  228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)

Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1)

Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)

Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§  251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.	Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.

Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.	Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.

Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)

In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)

In the event of an amendment to a corporation’s certificate of incorporation contemplated by §  363(a) of this title, appraisal rights shall be available as contemplated by §  363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c)

Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d)	Appraisal rights shall be perfected as follows:

(1)

If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with §  255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §  114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)

If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)

Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f)

Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)

At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)

After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)

The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)

The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)

From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)

The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PART C

OTHER INFORMATION

Item 15. Indemnification.

As permitted by Section 102(b)(7) of the DGCL, PTMN has adopted provisions in the PTMN Certificate of Incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to PTMN or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to PTMN or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The PTMN Certificate of Incorporation provides that all directors and officers of the registrant will be entitled to be indemnified by PTMN to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, PTMN is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation will have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation will have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought will determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court will deem proper.

Under Section 145(c) of the DGCL, if a present or former director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 145(a) and Section 145(b) of the DGCL (described above), or in defense of any claim, issue or matter therein, such person will be indemnified by the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(g) of the DGCL provides, in general, that a corporation will have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. PTMN has obtained liability insurance for the benefit of its directors and officers.

The PTMN Investment Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Sierra Crest and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from PTMN for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Sierra Crest’s services under the PTMN Investment Advisory Agreement or otherwise as an investment adviser of PTMN.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BC Partners Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from PTMN for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BC Partners Administrator’s services under the Administration Agreement or otherwise as administrator for PTMN.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of PTMN pursuant to the foregoing provisions, or otherwise, PTMN has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by PTMN of expenses incurred or paid by a director, or officer of PTMN in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, PTMN will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Form of Certificate of Incorporation of the Registrant (incorporated by reference to the exhibit included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714))

(1)(b)	Certificate of Amendment to Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K, as filed on April 2, 2019 (File No. 814-00735))

(2)(a)	Second Amended and Restated Bylaws of the Registrant, dated as of December 12, 2018 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K, as filed on December 14, 2018 (File No. 814-0735))

(2)(b)	Amendment No. 1 to the Second Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K, as filed on April 2, 2019 (File No. 814-00735))

(3)	Not applicable

(4)	Agreement and Plan of Merger, dated as of June 24, 2020, by and among Portman Ridge Finance Corporation, Citadel Acquisition Sub Inc., Garrison Capital Inc. and Sierra Crest Investment Management LLC (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, as filed on June 25, 2020 (File No. 814-00735))

(5)(a)	Form of Base Indenture between the Registrant and U.S. Bank National Association (incorporated by reference to exhibit included in the Registration Statement in Form N-2, as filed on October 3, 2012 (File No. 333-183032))

(5)(b)	Second Supplemental Indenture between the Registrant and U.S. Bank National Association relating to the 6.125% Notes Due 2022 (incorporated by reference to exhibit included in Post-Effective Amendment No. 1 to the Registration Statement in Form N-2, as filed on August 14, 2017 (File No. 333-218596))

(5)(c)	Form of 6.125% Notes Due 2022 (included as part of Exhibit 4.6) (incorporated by reference to exhibit included in Post-Effective Amendment No. 1 to the Registration Statement in Form N-2, as filed on August 14, 2017 (File No. 333-218596))

5(d)	Specimen certificate of the Registrant’s common stock, par value $0.01 per share (incorporated by reference to the exhibit included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714))

5(e)	Form of Dividend Reinvestment Plan (incorporated by reference to the exhibit included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed on November 20, 2006 (File No. 333-136714))

(6)(a)	Investment Advisory Agreement, dated April 1, 2019, by and between the Registrant and Sierra Crest Investment Management LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on April 2, 2019 (File No. 814-00735))

(6)(b)	Incentive Fee Letter Agreement, dated April 1, 2019, by and between the Registrant and BC Partners Management LLC (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, as filed on April 2, 2019 (File No. 814-00735))

(6)(c)	Administration Agreement, dated April 1, 2019, by and between the Registrant and BC Partners Management LLC (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K, as filed on April 2, 2019 (File No. 814-00735))

(7)	Not applicable

(8)	Not applicable

(9)	Form of Custodian Agreement (incorporated by reference to the exhibit included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed on November 20, 2006 (File No. 333-136714))

(10)	Not applicable

(11)	Opinion and Consent of Simpson Thacher & Bartlett LLP with respect to the legality of shares*

(12)(a)	Opinion and Consent of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the joint proxy statement/prospectus*

(12)(b)	Opinion and Consent of Proskauer Rose LLP supporting tax matters and consequences to stockholders discussed in the joint proxy statement/prospectus*

(13)	Loan and Security Agreement dated as of December 18, 2019 among Great Lakes Portman Ridge Funding LLC, The Lenders Party Hereto, The Collateral Administrator, Collateral Agent and Securities Intermediary Party Hereto, JPMorgan Chase Bank, National Association, as Administrative Agent and Portman Ridge Finance Corporation, as Portfolio Manager (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K as filed on December 23, 2019).

(14)(a)	Consent of KPMG LLP (Portman Ridge Finance Corporation)*

(14)(b)	Consent of Ernst & Young LLP (Portman Ridge Finance Corporation)*

(14)(c)	Consent of RSM US LLP (Garrison Capital Inc.)*

(14)(d)	Report of KPMG LLP regarding the senior securities table contained herein (Portman Ridge Finance Corporation)*

(14)(e)	Report of Ernst & Young LLP regarding the senior securities table contained herein (Portman Ridge Finance Corporation)*

(14)(f)	Report of RSM US LLP regarding the senior securities table contained herein (Garrison Capital Inc.)*

(15)	Not applicable

(16)	Power of Attorney (incorporated by reference to Exhibit 16 to the Registration Statement on Form N-14, as filed on July 17, 2020 (File No. 333-239920))

(17)(a)	Form of Proxy Card of Portman Ridge Finance Corporation*

(17)(b)	Form of Proxy Card of Garrison Capital Inc.*

(17)(c)	Consent of Keefe, Bruyette & Woods, Inc.*

*	Filed herewith.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 28th day of August, 2020.

PORTMAN RIDGE FINANCE CORPORATION

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Edward Goldthorpe Edward Goldthorpe	President, Chief Executive Officer and Director (Principal Executive Officer)	August 28, 2020

/s/ Edward U. Gilpin Edward U. Gilpin	Chief Financial Officer (Principal Financial and Accounting Officer)	August 28, 2020

*	Director	August 28, 2020
Alexander Duka

*	Director	August 28, 2020
George Grunebaum

*	Director	August 28, 2020
Christopher Lacovara

*	Director	August 28, 2020
Dean C. Kehler

*	Director	August 28, 2020
Robert Warshauer

*	Director	August 28, 2020
Graeme Dell

*	Director	August 28, 2020
David Moffitt

*By:	/s/ Edward U. Gilpin
Attorney-in-Fact